                               JOHN HANCOCK TRUST
                601 Congress Street, Boston, Massachusetts 02210


John Hancock Trust, formerly, Manufacturers Investment Trust (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts and, in the case of Series III and Series IIIA shares, to certain qualified plans and other permitted entities. The Trust provides a range of investment objectives through 83 separate investment portfolios. The names of those portfolios are as follows:


SCIENCE & TECHNOLOGY TRUST
PACIFIC RIM TRUST
(formerly, Pacific Rim Emerging Markets Trust)
HEALTH SCIENCES TRUST
EMERGING GROWTH TRUST
SMALL CAP GROWTH TRUST

EMERGING SMALL COMPANY TRUST

SMALL CAP TRUST

SMALL COMPANY TRUST

DYNAMIC GROWTH TRUST
MID CAP STOCK TRUST
NATURAL RESOURCES TRUST
ALL CAP GROWTH TRUST
STRATEGIC OPPORTUNITIES TRUST
FINANCIAL SERVICES TRUST
INTERNATIONAL OPPORTUNITIES TRUST
INTERNATIONAL STOCK TRUST

INTERNATIONAL SMALL CAP TRUST

OVERSEAS EQUITY TRUST
INTERNATIONAL VALUE TRUST
QUANTITATIVE MID CAP TRUST
MID CAP CORE TRUST
GLOBAL TRUST
(formerly, Global Equity Trust)

CAPITAL APPRECIATION TRUST

U.S. GLOBAL LEADERS GROWTH TRUST
QUANTITATIVE ALL CAP TRUST
ALL CAP CORE TRUST
LARGE CAP GROWTH TRUST
BLUE CHIP GROWTH TRUST
U.S. LARGE CAP TRUST
(formerly, U.S. Large Cap Value Trust)
CORE EQUITY TRUST
STRATEGIC VALUE TRUST
LARGE CAP VALUE TRUST
CLASSIC VALUE TRUST
UTILITIES TRUST
REAL ESTATE SECURITIES TRUST
SMALL CAP OPPORTUNITIES TRUST
SMALL CAP VALUE TRUST
SMALL COMPANY VALUE TRUST
SPECIAL VALUE TRUST
MID VALUE TRUST
MID CAP VALUE TRUST
VALUE TRUST
ALL CAP VALUE TRUST
GROWTH & INCOME TRUST II

FUNDAMENTAL VALUE TRUST

GROWTH & INCOME TRUST
LARGE CAP TRUST

QUANTITATIVE VALUE TRUST

EQUITY-INCOME TRUST
INCOME & VALUE TRUST
MANAGED TRUST
GLOBAL ALLOCATION TRUST
HIGH YIELD TRUST
U.S. HIGH YIELD BOND TRUST
STRATEGIC BOND TRUST
STRATEGIC INCOME TRUST
GLOBAL BOND TRUST

INVESTMENT QUALITY BOND TRUST

TOTAL RETURN TRUST
REAL RETURN BOND TRUST
CORE BOND TRUST
ACTIVE BOND TRUST
U.S. GOVERNMENT SECURITIES TRUST
SHORT-TERM BOND TRUST
MONEY MARKET TRUST
MONEY MARKET TRUST B
SMALL CAP INDEX TRUST
MID CAP INDEX TRUST
TOTAL STOCK MARKET INDEX TRUST
500 INDEX TRUST
500 INDEX TRUST B
INTERNATIONAL EQUITY INDEX TRUST A
INTERNATIONAL EQUITY INDEX TRUST B

BOND INDEX TRUST B


LIFESTYLE AGGRESSIVE 1000 TRUST

LIFESTYLE GROWTH 820 TRUST
LIFESTYLE BALANCED 640 TRUST
LIFESTYLE MODERATE 460 TRUST
LIFESTYLE CONSERVATIVE 280 TRUST

AMERICAN GROWTH TRUST

AMERICAN INTERNATIONAL TRUST
AMERICAN BLUE CHIP INCOME AND  GROWTH TRUST
AMERICAN GROWTH-INCOME TRUST




NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.


                 The date of this Prospectus is April 30, 2005

                               JOHN HANCOCK TRUST

                               TABLE OF CONTENTS


PORTFOLIO DESCRIPTIONS:
INVESTMENT OBJECTIVE AND STRATEGIES, RISKS,
PERFORMANCE, EXPENSES AND FINANCIAL HIGHLIGHTS..............    1
                    SMALL CAP PORTFOLIOS
       Emerging Growth Trust................................   24
       Emerging Small Company Trust.........................   27
       Small Cap Growth Trust...............................   25
       Small Cap Opportunities Trust........................   82
       Small Cap Trust......................................   29
       Small Cap Value Trust................................   84
       Small Company Trust..................................   31
       Small Company Value Trust............................   86
       Special Value Trust..................................   88
                     MID CAP PORTFOLIOS
       Dynamic Growth Trust.................................   32
       Mid Cap Core Trust...................................   54
       Mid Cap Stock Trust..................................   34
       Mid Cap Value Trust..................................   91
       Mid Value Trust......................................   90
       Quantitative Mid Cap Trust...........................   53
       Value Trust..........................................   93
                    LARGE CAP PORTFOLIOS
       All Cap Core Trust...................................   63
       All Cap Growth Trust.................................   38
       All Cap Value Trust..................................   95
       American Blue Chip Income and Growth Trust...........  153
       American Growth-Income Trust.........................  153
       American Growth Trust................................  153
       Blue Chip Growth Trust...............................   66
       Capital Appreciation Trust...........................   58
       Classic Value Trust..................................   75
       Core Equity Trust....................................   70
       Equity-Income Trust..................................  104
       Fundamental Value Trust..............................   99
       Growth & Income Trust................................  100
       Growth & Income Trust II.............................   97
       Large Cap Growth Trust...............................   65
       Large Cap Trust......................................  102
       Large Cap Value Trust................................   73
       Quantitative All Cap Trust...........................   61
       Quantitative Value Trust.............................  103
       Strategic Opportunities Trust........................   40
       Strategic Value Trust................................   72
       U.S. Global Leaders Growth Trust.....................   60
       U.S. Large Cap Trust (formerly, U.S. Large Cap Value
        Trust)..............................................   69
                  INTERNATIONAL PORTFOLIOS
       American International Trust.........................  153
       Global Trust (formerly, Global Equity Trust).........   56
       International Opportunities Trust....................   44
       International Small Cap Trust........................   47
       International Stock Trust............................   45
       International Value Trust............................   51
       Overseas Equity Trust................................   49
       Pacific Rim Trust (formerly, Pacific Rim Emerging
        Markets Trust)......................................   20
                  FIXED INCOME PORTFOLIOS
       Active Bond Trust....................................  130
       Core Bond Trust......................................  129
       Global Bond Trust....................................  121

       High Yield Trust.....................................  114
       Investment Quality Bond Trust........................  123
       Money Market Trust...................................  136
       Money Market Trust B.................................  136
       Real Return Bond Trust...............................  127
       Short-Term Bond Trust................................  135
       Strategic Bond Trust.................................  117
       Strategic Income Trust...............................  120
       Total Return Trust...................................  125
       U.S. Government Securities Trust.....................  133
       U.S. High Yield Bond Trust...........................  116
                     HYBRID PORTFOLIOS
       Global Allocation Trust..............................  111
       Income & Value Trust.................................  106
       Managed Trust........................................  108
                    SPECIALTY PORTFOLIOS
       Financial Services Trust.............................   42
       Health Sciences Trust................................   22
       Natural Resources Trust..............................   35
       Real Estate Securities Trust.........................   80
       Science & Technology Trust...........................   18
       Utilities Trust......................................   77
                    LIFESTYLE PORTFOLIOS
       The Lifestyle Trusts.................................  149
                        INDEX TRUSTS
       The Index Trusts.....................................  139
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS....  163
       Risks of Investing in Certain Types of Securities....  163
       Additional Investment Policies.......................  168
       Hedging and Other Strategic Transactions.............  170
MANAGEMENT OF THE TRUST.....................................  171
       Advisory Arrangements................................  171
       Subadvisory Arrangements.............................  178
MULTIPLE CLASS PRICING; RULE 12B-1 PLANS....................  178
GENERAL INFORMATION.........................................  179
       Taxes................................................  179
       Dividends............................................  180
       Purchase and Redemption of Shares....................  180
       Disruptive Short Term Trading........................  181
       Policy Regarding Disclosure of Portfolio Holdings....  183
       Purchasers of Shares of the Trust....................  183
FINANCIAL HIGHLIGHTS........................................  184
       Additional Information...............................  234

                            PORTFOLIO DESCRIPTIONS:

                  INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,

                      PERFORMANCE AND FINANCIAL HIGHLIGHTS


     The Trust is a series trust which currently has 83 separate investment portfolios. The investment objectives, principal investment strategies and principal risks of the portfolios are set forth in the portfolio descriptions below, together with performance information and financial highlights for each portfolio. John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) is the investment adviser to the Trust, and each portfolio has its own subadviser.


INVESTMENT OBJECTIVES AND STRATEGIES

     Each portfolio has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the portfolio). There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' investment policies is set forth under "Additional Investment Policies."

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular portfolio, each portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

     More complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

RISKS OF INVESTING IN EACH PORTFOLIO

     Certain risks of investing in each portfolio are set forth in the portfolio descriptions. If these risks materialize, an investor could lose money in the portfolio. The risks of investing in the following types of securities, as well as the definition of a non-diversified portfolio and the risks associated with such a portfolio, are more fully described below under "Risks of Investing in Certain Types of Securities."

     --   Non-Diversified Portfolios                    --   Investment Company Securities
     --   Equity Securities                             --   Exchange Traded Funds (ETFs)
     --   Fixed Income Securities                       --   Stripped Securities
     --   Investment Grade Fixed Income Securities      --   Mortgage-Backed and Asset-Backed Securities
          in the Lowest Rating Category                 --   Securities Linked to the Real Estate Market
     --   Lower Rated Fixed Income Securities           --   Industry or Sector Investing
     --   Small and Medium Size Companies               --   IPOs ("Initial Public Offerings")
     --   Foreign Securities

     An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Portfolio Turnover. Unless otherwise noted in the description a portfolio, each portfolio anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio turnover rates are set forth in the Financial Highlights included in each portfolio description. See also "Portfolio Turnover" in the Statement of Additional Information.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

     Each portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in each portfolio of the Trust.

     Bar Chart. The bar chart shows changes in the performance of Series I shares (formerly referred to as Class A shares) of each portfolio from year to year over a ten-year period. The performance of Series II shares (formerly referred to as Class B shares), Series III shares (also referred to as "Class R shares") and Series IIIA shares of each portfolio would be lower due to the higher Rule 12b-1 fees. The performance of NAV shares of each portfolio would be higher since NAV shares do not have Rule 12b-1 fees. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

     Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2004 for each series of shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.

     Performance information in the Bar Chart and the Performance Table reflects all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

FEES AND EXPENSES FOR EACH PORTFOLIO

     The table below describes the fees and expenses for each class of shares of each portfolio of the Trust offered through this Prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium and would be higher if they did. In the case of variable insurance contracts, such fees and expenses are listed in the prospectus for the variable insurance contract.

TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets for the fiscal year ended December 31, 2004)


--------------------------------------------------------------------------------------------------------------------------------
                        MANAGEMENT
TRUST PORTFOLIO            FEES             12B-1 FEES             OTHER EXPENSES             TOTAL TRUST ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                                                   NAV,
                                     SERIES   SERIES   SERIES   SERIES I &    SERIES            SERIES      SERIES      SERIES
                                       I        II      III      SERIES II    III(G)    NAV        I          II          III
--------------------------------------------------------------------------------------------------------------------------------
Science & Technology       1.04%(C)  0.05%    0.25%    0.40%       0.07%      1.77%    1.11%     1.16%       1.36%       3.21%
--------------------------------------------------------------------------------------------------------------------------------
Pacific Rim                0.80%     0.05%    0.25%    0.40%       0.28%      4.14%    1.08%     1.13%       1.33%       5.34%
--------------------------------------------------------------------------------------------------------------------------------
Health Sciences            1.05%(C)  0.05%    0.25%    0.40%       0.11%      3.93%    1.16%     1.21%       1.41%       5.38%
--------------------------------------------------------------------------------------------------------------------------------
Emerging Growth            0.80%     0.05%    0.25%    0.40%       0.07%      3.12%    0.87%     0.92%       1.12%       4.32%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth(A)+       1.08%     0.05%    0.25%      N/A       0.07%        N/A    1.15%     1.20%       1.40%         N/A
--------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company     1.00%     0.05%    0.25%    0.40%       0.06%      3.46%    1.06%     1.11%       1.31%       4.86%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap(A)+              0.85%     0.05%    0.25%      N/A       0.07%        N/A    0.92%     0.97%       1.17%         N/A
--------------------------------------------------------------------------------------------------------------------------------
Small Company              1.05%     0.05%    0.25%    0.40%       0.57%      0.67%    1.62%(E)   1.67%(E)   1.87%(E)    2.12%
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth             0.95%     0.05%    0.25%      N/A       0.07%        N/A    1.02%     1.07%       1.27%         N/A
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock              0.86%     0.05%    0.25%    0.40%       0.05%      0.98%    0.91%     0.96%       1.16%       2.24%
--------------------------------------------------------------------------------------------------------------------------------
Natural Resources          1.01%     0.05%    0.25%    0.40%       0.07%      1.46%    1.08%     1.13%       1.33%       2.87%
--------------------------------------------------------------------------------------------------------------------------------
All Cap Growth             0.89%     0.05%    0.25%    0.40%       0.06%      0.06%    0.95%     1.00%       1.20%       1.35%
--------------------------------------------------------------------------------------------------------------------------------
Strategic
  Opportunities            0.80%     0.05%    0.25%      N/A       0.07%        N/A    0.87%     0.92%       1.12%         N/A
--------------------------------------------------------------------------------------------------------------------------------
Financial Services(I)      0.88%(I)  0.05%    0.25%    0.40%       0.08%      3.55%    0.96%     1.01%       1.21%       4.83%
--------------------------------------------------------------------------------------------------------------------------------
International
  Opportunities(A)+        1.00%     0.05%    0.25%      N/A       0.20%        N/A    1.20%     1.25%       1.45%         N/A
--------------------------------------------------------------------------------------------------------------------------------
International Stock        0.95%     0.05%    0.25%    0.40%       0.16%      0.16%    1.11%     1.16%       1.36%       1.51%
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            MANAGEMENT
TRUST PORTFOLIO                FEES             12B-1 FEES             OTHER EXPENSES             TOTAL TRUST ANNUAL EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                       NAV,
                                         SERIES   SERIES   SERIES   SERIES I &    SERIES            SERIES      SERIES      SERIES
                                           I        II      III      SERIES II    III(G)    NAV        I          II          III
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap        1.00%     0.05%    0.25%    0.40%       0.19%      2.17%    1.19%     1.24%       1.44%       3.57%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity(A)+            1.05%     0.05%    0.25%      N/A       0.09%        N/A    1.14%     1.19%       1.39%         N/A
------------------------------------------------------------------------------------------------------------------------------------
International Value            0.87%(F)  0.05%    0.25%    0.40%       0.15%      0.17%    1.02%     1.07%       1.27%       1.44%
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap           0.75%     0.05%    0.25%      N/A       0.09%        N/A    0.84%     0.89%       1.09%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core                   0.90%     0.05%    0.25%    0.40%       0.16%      0.16%    1.06%     1.11%       1.31%       1.46%
------------------------------------------------------------------------------------------------------------------------------------
Global                         0.85%(F)  0.05%    0.25%    0.40%       0.15%      4.28%    1.00%     1.05%       1.25%       5.53%
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation           0.85%     0.05%    0.25%    0.40%       0.07%      0.07%    0.92%     0.97%       1.17%       1.32%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth     0.71%     0.05%    0.25%    0.40%       0.73%      0.76%(A) 1.44%(E)   1.49%(E)   1.69%(E)    1.87%
------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap           0.71%     0.05%    0.25%    0.40%       0.05%      0.66%    0.76%     0.81%       1.01%       1.77%
------------------------------------------------------------------------------------------------------------------------------------
All Cap Core                   0.80%     0.05%    0.25%      N/A       0.07%        N/A    0.87%     0.92%       1.12%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth               0.85%     0.05%    0.25%      N/A       0.06%        N/A    0.91%     0.96%       1.16%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth               0.82%(C)  0.05%    0.25%    0.40%       0.04%      1.47%    0.86%     0.91%       1.11%       2.69%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap                 0.82%     0.05%    0.25%    0.40%       0.06%      0.06%    0.88%     0.93%       1.13%       1.28%
------------------------------------------------------------------------------------------------------------------------------------
Core Equity                    0.85%     0.05%    0.25%    0.40%       0.06%      0.06%    0.91%     0.96%       1.16%       1.31%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value                0.85%     0.05%    0.25%    0.40%       0.09%      0.09%    0.94%     0.99%       1.19%       1.34%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                0.85%     0.05%    0.25%    0.40%       0.13%      0.13%    0.98%     1.03%       1.23%       1.38%
------------------------------------------------------------------------------------------------------------------------------------
Classic Value                  0.87%     0.05%    0.25%      N/A       0.56%        N/A    1.43%(E)   1.48%(E)   1.68%(E)      N/A
------------------------------------------------------------------------------------------------------------------------------------
Utilities                      0.85%     0.05%    0.25%    0.40%       0.25%      5.78%    1.10%     1.15%       1.35%       7.03%
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities         0.70%     0.05%    0.25%    0.40%       0.05%      1.35%    0.75%     0.80%       1.00%       2.45%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities        1.00%     0.05%    0.25%    0.40%       0.08%      0.08%    1.08%     1.13%       1.33%       1.48%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value(A)+            1.08%     0.05%    0.25%      N/A       0.08%        N/A    1.16%     1.21%       1.41%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value            1.04%     0.05%    0.25%    0.40%       0.01%      0.01%    1.05%     1.10%       1.30%       1.45%
------------------------------------------------------------------------------------------------------------------------------------
Special Value                  1.00%     0.05%    0.25%    0.40%       0.28%      1.99%    1.28%     1.33%       1.53%       3.39%
------------------------------------------------------------------------------------------------------------------------------------
Mid Value(A)+                  1.01%     0.05%    0.25%      N/A       0.07%        N/A    1.08%     1.13%       1.33%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                  0.87%     0.05%    0.25%    0.40%       0.05%      0.88%    0.92%     0.97%       1.17%       2.15%
------------------------------------------------------------------------------------------------------------------------------------
Value                          0.74%     0.05%    0.25%      N/A       0.06%        N/A    0.80%     0.85%       1.05%         N/A
------------------------------------------------------------------------------------------------------------------------------------
All Cap Value                  0.84%     0.05%    0.25%    0.40%       0.06%      1.62%    0.90%     0.95%       1.15%       2.86%
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income II(A)+         0.68%     0.05%    0.25%      N/A       0.03%        N/A    0.71%     0.76%       0.96%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value(I)           0.84%(I)  0.05%    0.25%    0.40%       0.05%      1.57%    0.89%     0.94%       1.14%       2.81%
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income                0.65%     0.05%    0.25%    0.40%       0.04%      1.21%    0.69%     0.74%       0.94%       2.26%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap(A)+                  0.85%     0.05%    0.25%      N/A       0.15%        N/A    1.00%     1.05%       1.25%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value             0.70%     0.05%    0.25%    0.40%       0.08%      0.08%    0.78%     0.83%       1.03%       1.18%
------------------------------------------------------------------------------------------------------------------------------------
Equity-Income                  0.81%(C)  0.05%    0.25%    0.40%       0.05%      1.61%    0.86%     0.91%       1.11%       2.82%
------------------------------------------------------------------------------------------------------------------------------------
Income & Value                 0.79%     0.05%    0.25%      N/A       0.04%        N/A    0.83%     0.88%       1.08%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Managed(A)+                    0.73%     0.05%    0.25%      N/A       0.04%        N/A    0.77%     0.82%       1.02%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Global Allocation              0.85%     0.05%    0.25%    0.40%       0.20%      0.20%    1.05%     1.10%       1.30%       1.45%
------------------------------------------------------------------------------------------------------------------------------------
High Yield                     0.68%     0.05%    0.25%    0.40%       0.07%      1.28%    0.75%     0.80%       1.00%       2.36%
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond(A)+       0.75%     0.05%    0.25%      N/A       0.21%        N/A    0.96%     1.01%       1.21%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond                 0.70%     0.05%    0.25%    0.40%       0.08%      1.54%    0.78%     0.83%       1.03%       2.64%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income               0.73%     0.05%    0.25%      N/A       0.46%        N/A    1.19%     1.24%       1.44%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                    0.70%     0.05%    0.25%    0.40%       0.10%      1.46%    0.80%     0.85%       1.05%       2.56%
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond        0.60%     0.05%    0.25%    0.40%       0.09%      3.34%    0.69%     0.74%       0.94%       4.34%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            MANAGEMENT
TRUST PORTFOLIO                FEES             12B-1 FEES             OTHER EXPENSES             TOTAL TRUST ANNUAL EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                       NAV,
                                         SERIES   SERIES   SERIES   SERIES I &    SERIES            SERIES      SERIES      SERIES
                                           I        II      III      SERIES II    III(G)    NAV        I          II          III
------------------------------------------------------------------------------------------------------------------------------------
Total Return                   0.70%     0.05%    0.25%    0.40%       0.05%      1.80%    0.75%     0.80%       1.00%       2.90%
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond               0.70%     0.05%    0.25%    0.40%       0.07%      1.89%    0.77%     0.82%       1.02%       2.99%
------------------------------------------------------------------------------------------------------------------------------------
Core Bond(A)+                  0.69%     0.05%    0.25%      N/A       0.21%        N/A    0.90%     0.95%       1.15%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Active Bond(A)+                0.61%     0.05%    0.25%      N/A       0.04%        N/A    0.65%     0.70%       0.90%         N/A
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond(A)+            0.58%     0.05%    0.25%      N/A       0.05%        N/A    0.63%     0.68%       0.88%         N/A
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities     0.62%     0.05%    0.25%    0.40%       0.07%      2.67%    0.69%     0.74%       0.94%       3.69%
------------------------------------------------------------------------------------------------------------------------------------
Money Market                   0.48%     0.05%    0.25%    0.40%       0.03%      2.15%      N/A     0.56%       0.76%       3.03%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                0.49%     0.05%    0.25%    0.40%       0.03%      1.53%    0.52%     0.57%       0.77%       2.42%
------------------------------------------------------------------------------------------------------------------------------------
International Equity
  IndexA(A)+                   0.55%     0.05%    0.25%    0.40%       0.06%      0.09%      N/A     0.66%       0.86%       1.04%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                  0.49%     0.05%    0.25%    0.40%       0.03%      0.78%    0.52%     0.57%       0.77%       1.67%
------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index       0.49%     0.05%    0.25%    0.40%       0.03%      13.31%   0.52%     0.57%       0.77%      14.20%
------------------------------------------------------------------------------------------------------------------------------------
500 Index                      0.46%     0.05%    0.25%    0.40%       0.05%      1.59%      N/A     0.56%       0.76%       2.45%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                       MANAGEMENT
TRUST PORTFOLIO           FEES                 12B-1 FEES                OTHER EXPENSES(B)
--------------------------------------------------------------------------------------------
                                                                                      SERIES
                                                                           NAV,       III(G)
                                    SERIES   SERIES   SERIES   SERIES   SERIES I &    SERIES
                                      I        II      III     III A     SERIES II     IIIA
--------------------------------------------------------------------------------------------
Lifestyle Aggressive
  1000 Trust              0.05%     0.05%    0.25%    0.15%    0.55%       1.02%      2.85%
--------------------------------------------------------------------------------------------
Lifestyle Growth 820
  Trust                   0.05%     0.05%    0.25%    0.15%    0.55%       0.95%      1.73%
--------------------------------------------------------------------------------------------
Lifestyle Balanced
  640 Trust               0.05%     0.05%    0.25%    0.15%    0.55%       0.90%      2.06%
--------------------------------------------------------------------------------------------
Lifestyle Moderate
  460 Trust               0.05%     0.05%    0.25%    0.15%    0.55%       0.87%      1.51%
--------------------------------------------------------------------------------------------
Lifestyle
  Conservative 280
  Trust                   0.05%     0.05%    0.25%    0.15%    0.55%       0.79%      2.79%
--------------------------------------------------------------------------------------------

---------------------  -------------------------------------------

TRUST PORTFOLIO              TOTAL TRUST ANNUAL EXPENSES(B)
---------------------  -------------------------------------------

                                 SERIES   SERIES   SERIES   SERIES
                        NAV        I        II      III      IIIA
---------------------  -------------------------------------------
Lifestyle Aggressive
  1000 Trust           1.07%      1.12%    1.32%    3.05%   3.45%
------------------------------------------------------------------
Lifestyle Growth 820
  Trust                1.00%      1.05%    1.25%    1.93%   2.33%
------------------------------------------------------------------
Lifestyle Balanced
  640 Trust            0.95%      1.00%    1.20%    2.26%   2.66%
------------------------------------------------------------------
Lifestyle Moderate
  460 Trust            0.92%      0.97%    1.17%    1.71%   2.11%
------------------------------------------------------------------
Lifestyle
  Conservative 280
  Trust                0.84%      0.89%    1.09%    2.99%   3.39%
------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                           MANAGEMENT                       OTHER        TOTAL TRUST
             TRUST PORTFOLIO                  FEES        12B-1 FEES       EXPENSES    ANNUAL EXPENSES
------------------------------------------------------------------------------------------------------
                                                        SERIES   SERIES   SERIES I &   SERIES   SERIES
                                                          I        II     SERIES II      I        II
------------------------------------------------------------------------------------------------------
American Growth Trust(H)                     0.35%      0.60%    0.75%      0.03%      0.98%    1.13%
------------------------------------------------------------------------------------------------------
American International Trust(H)              0.54%      0.60%    0.75%      0.08%      1.22%    1.37%
------------------------------------------------------------------------------------------------------
American Blue Chip Income and Growth         0.45%      0.60%    0.75%      0.05%      1.10%    1.25%
  Trust(H)
------------------------------------------------------------------------------------------------------
  American Growth-Income Trust(H)            0.29%      0.60%    0.75%      0.03%      0.92%    1.07%
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                    TOTAL                             NET
                                                                    TRUST      FEE WAIVER (OR        TRUST
                                       MANAGEMENT      OTHER       ANNUAL          EXPENSE          ANNUAL
TRUST PORTFOLIO                         FEES(J)     EXPENSES(A)   EXPENSES    REIMBURSEMENT)(J)   EXPENSES(J)
-------------------------------------------------------------------------------------------------------------
Money Market Trust B(A)+                 0.49%         0.04%        0.53%           0.25%            0.28%
-------------------------------------------------------------------------------------------------------------
500 Index Trust B(A)+                    0.47%         0.03%        0.50%           0.25%            0.25%
-------------------------------------------------------------------------------------------------------------
International Equity Index Trust
  B(A)+                                  0.55%         0.04%        0.59%           0.25%            0.34%
-------------------------------------------------------------------------------------------------------------
Bond Index Trust B(A)+                   0.47%         0.03%        0.50%           0.25%            0.25%
-------------------------------------------------------------------------------------------------------------

+Commencement of operations -- April 29, 2005

(A)Based on estimates for the current fiscal year.


(B)Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust (the "Underlying Portfolios"). The annual expenses ratios for the Underlying Portfolios range from 0.28% to 1.62%.


"Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

                                                        NAV OTHER        TOTAL TRUST
                                                         EXPENSES      ANNUAL EXPENSES
                                                        ---------      ---------------
Lifestyle Aggressive 1000 Trust.....................       1.01%            1.06%
Lifestyle Growth 820 Trust..........................       0.94%            0.99%
Lifestyle Balanced 640 Trust........................       0.89%            0.94%
Lifestyle Moderate 460 Trust........................       0.86%            0.91%
Lifestyle Conservative 280 Trust....................       0.78%            0.83%

                                                      SERIES I OTHER     TOTAL TRUST
                                                         EXPENSES      ANNUAL EXPENSES
                                                      --------------   ---------------
Lifestyle Aggressive 1000 Trust.....................       1.01%            1.11%
Lifestyle Growth 820 Trust..........................       0.94%            1.04%
Lifestyle Balanced 640 Trust........................       0.89%            0.99%
Lifestyle Moderate 460 Trust........................       0.86%            0.96%
Lifestyle Conservative 280 Trust....................       0.78%            0.88%

                                                      SERIES II OTHER     TOTAL TRUST
                                                         EXPENSES       ANNUAL EXPENSES
                                                      ---------------   ---------------
Lifestyle Aggressive 1000 Trust.....................       1.01%             1.31%
Lifestyle Growth 820 Trust..........................       0.94%             1.24%
Lifestyle Balanced 640 Trust........................       0.89%             1.19%
Lifestyle Moderate 460 Trust........................       0.86%             1.16%
Lifestyle Conservative 280 Trust....................       0.78%             1.08%

                                                        SERIES III       TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Lifestyle Aggressive 1000 Trust III.................       1.01%            1.21%
Lifestyle Growth 820 Trust III......................       0.94%            1.14%
Lifestyle Balanced 640 Trust III....................       0.89%            1.09%
Lifestyle Moderate 460 Trust III....................       0.86%            1.06%
Lifestyle Conservative 280 Trust III................       0.78%            0.98%

                                                       SERIES IIIA       TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Lifestyle Aggressive 1000 Trust IIIA................       1.01%            1.61%
Lifestyle Growth 820 Trust IIIA.....................       0.94%            1.54%
Lifestyle Balanced 640 Trust IIIA...................       0.89%            1.49%
Lifestyle Moderate 460 Trust IIIA...................       0.86%            1.46%
Lifestyle Conservative 280 Trust IIIA...............       0.78%            1.38%

This voluntary expense reimbursement may be terminated at any time.

(C)The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust, the Equity-Income Trust, the Mid Value Trust and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased.

The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:

Science & Technology Trust..................................  1.01%
Health Sciences Trust.......................................  1.02%
Blue Chip Growth Trust......................................  0.79%
Equity-Income Trust.........................................  0.78%
Mid Value Trust.............................................  0.98%
Small Company Value Trust...................................  1.01%

(E)For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company Trust, U.S. Global Leaders Growth Trust, and Classic Value Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

               NAV SHARES

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Small Company.......................................       0.49%            1.54%
U.S. Global Leaders Growth..........................       0.50%            1.21%
Classic Value.......................................       0.50%            1.37%

               SERIES I


                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Small Company.......................................       0.49%            1.59%
U.S. Global Leaders Growth..........................       0.50%            1.26%
Classic Value.......................................       0.50%            1.42%


               SERIES II

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Small Company.......................................       0.49%            1.79%
U.S. Global Leaders Growth..........................       0.50%            1.46%
Classic Value.......................................       0.50%            1.62%

These voluntary expense reimbursements may be terminated at any time.

(F)Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% (0.45% effective April 29, 2005) of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fee for the Global Trust and the International Value Trust was 0.80% and 0.80%, respectively. These advisory fee waivers may be rescinded at any time.

(G)The Adviser has voluntarily agreed to reimburse certain "Other Expenses" of Series III shares. This voluntary expense reimbursement may be terminated at any time. The expenses reflected in the table above are absent reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

               SERIES III


                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Science & Technology................................       0.07%            1.48%
Pacific Rim.........................................       0.28%            1.48%
Health Sciences.....................................       0.11%            1.53%
Emerging Growth.....................................       0.07%            1.27%
Emerging Small Company..............................       0.06%            1.46%
Small Company Trust.................................       0.49%            1.94%
Mid Cap Stock.......................................       0.05%            1.31%
Natural Resources...................................       0.07%            1.48%
Financial Services..................................       0.08%            1.36%
International Small Cap.............................       0.19%            1.59%
International Value.................................       0.15%            1.35%
Global..............................................       0.10%            1.35%
U.S. Global Leaders Growth..........................       0.50%            1.61%
Quantitative All Cap................................       0.05%            1.16%
Blue Chip Growth....................................       0.04%            1.23%
Utilities...........................................       0.25%            1.50%
Real Estate Securities..............................       0.05%            1.15%
Special Value.......................................       0.28%            1.68%
Mid Cap Value.......................................       0.05%            1.32%
All Cap Value.......................................       0.06%            1.30%
Fundamental Value...................................       0.05%            1.29%
Growth & Income.....................................       0.04%            1.09%
Equity-Income.......................................       0.04%            1.23%
High Yield..........................................       0.07%            1.15%
Strategic Bond......................................       0.08%            1.18%
Global Bond.........................................       0.10%            1.20%
Investment Quality Bond.............................       0.09%            1.09%
Total Return........................................       0.05%            1.15%
Real Return Bond....................................       0.07%            1.17%
U.S. Government Securities..........................       0.07%            1.09%
Money Market........................................       0.03%            0.91%
Small Cap Index.....................................       0.03%            0.92%
International Equity Index..........................       0.06%            1.01%
Mid Cap Index.......................................       0.03%            0.92%
Total Stock Market Index............................       0.03%            0.92%
500 Index...........................................       0.06%            0.91%
Lifestyle Aggressive 1000 Trust.....................       1.01%            1.21%

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Lifestyle Growth 820 Trust..........................       0.94%            1.14%
Lifestyle Balanced 640 Trust........................       0.89%            1.09%
Lifestyle Moderate 460 Trust........................       0.86%            1.06%
Lifestyle Conservative 280 Trust....................       0.78%            0.98%

     The Adviser has voluntarily agreed to reimburse certain "Other Expenses" of Series IIIA shares. This voluntary expense reimbursement may be terminated at any time. The expenses reflected in the table above are absent reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:

                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Lifestyle Aggressive 1000 Trust.....................      1.01%             1.21%
Lifestyle Growth 820 Trust..........................      0.94%             1.14%
Lifestyle Balanced 640 Trust........................      0.89%             1.09%
Lifestyle Moderate 460 Trust........................      0.86%             1.06%
Lifestyle Conservative 280 Trust....................      0.78%             0.98%

(H)Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the advisory fee would be 0.34%, 0.53%, 0.44%, 0.28% and Total Trust Annual Expenses would be 0.97%, 1.21%, 1.09%, and 091% for Series I and 1.12%, 1.36%, 1.24%, and 1.06% for Series II.

(I)Financial Services and Fundamental Value Trusts. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers may be terminated at any time.

                                                                BETWEEN
                                                              $50 MILLION
                                                 FIRST            AND         EXCESS OVER
PORTFOLIO                                     $50 MILLION*   $500 MILLION*   $500 MILLION*
---------                                     ------------   -------------   -------------
Financial Services..........................     0.85%           0.80%           0.75%
Fundamental Value...........................     0.85%           0.80%           0.75%

*as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:

Financial Services..........................................  0.83%
Fundamental Value...........................................  0.79%

(J)The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Net Trust Annual Expenses." A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2006 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

     The Example is intended to help an investor compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Portfolio for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

NAV SHARES


---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Science & Technology                               $113                $353                $612               $1,352
---------------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                        110                 343                 595                1,317
---------------------------------------------------------------------------------------------------------------------------
  Health Sciences                                    118                 368                 638                1,409
---------------------------------------------------------------------------------------------------------------------------
  Emerging Growth                                     89                 278                 482                1,073
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth                                   117                 365                 633                1,398
---------------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                             108                 337                 585                1,294
---------------------------------------------------------------------------------------------------------------------------
  Small Cap                                           94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------
  Small Company                                      165                 511                 881                1,922
---------------------------------------------------------------------------------------------------------------------------
  Dynamic Growth                                     104                 325                 563                1,248
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                       93                 290                 504                1,120
---------------------------------------------------------------------------------------------------------------------------
  Natural Resources                                  110                 343                 595                1,317
---------------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                      97                 303                 525                1,166
---------------------------------------------------------------------------------------------------------------------------
  Strategic Opportunities                             89                 278                 482                1,073
---------------------------------------------------------------------------------------------------------------------------
  Financial Services                                  98                 306                 531                1,178
---------------------------------------------------------------------------------------------------------------------------
  International Opportunities                        122                 381                 660                1,455
---------------------------------------------------------------------------------------------------------------------------
  International Stock                                113                 353                 612                1,352
---------------------------------------------------------------------------------------------------------------------------
  International Small Cap                            121                 378                 654                1,443
---------------------------------------------------------------------------------------------------------------------------
  Overseas Equity                                    116                 362                 628                1,386
---------------------------------------------------------------------------------------------------------------------------
  International Value                                104                 325                 563                1,248
---------------------------------------------------------------------------------------------------------------------------
  Quantitative Mid Cap                                86                 268                 466                1,037
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                       108                 337                 585                1,294
---------------------------------------------------------------------------------------------------------------------------
  Global                                             102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                                94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                         147                 456                 787                1,724
---------------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                                78                 243                 422                 942
---------------------------------------------------------------------------------------------------------------------------
  All Cap Core                                        89                 278                 482                1,073
---------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth                                    93                 290                 504                1,120
---------------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                    88                 274                 477                1,061
---------------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                      90                 281                 488                1,084
---------------------------------------------------------------------------------------------------------------------------
  Core Equity                                         93                 290                 504                1,120
---------------------------------------------------------------------------------------------------------------------------
  Strategic Value                                     96                 300                 520                1,155
---------------------------------------------------------------------------------------------------------------------------
  Classic Value                                      146                 452                 782                1,713
---------------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                    100                 312                 542                1,201
---------------------------------------------------------------------------------------------------------------------------
  Utilities                                          112                 350                 606                1,340
---------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                              77                 240                 417                 930
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                            110                 343                 595                1,317
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Value                                    118                 368                 638                1,409
---------------------------------------------------------------------------------------------------------------------------
  Small Company Value                                107                 334                 579                1,283
---------------------------------------------------------------------------------------------------------------------------
  Special Value                                      130                 406                 702                1,545
---------------------------------------------------------------------------------------------------------------------------
  Mid Value                                          110                 343                 595                1,317
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                       94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------
  Value                                               82                 255                 444                 990
---------------------------------------------------------------------------------------------------------------------------
  All Cap Value                                       92                 287                 498                1,108
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Growth & Income II                                 $73                 $227                $395                $883
---------------------------------------------------------------------------------------------------------------------------
  Fundamental Value                                   91                 285                 495                1,100
---------------------------------------------------------------------------------------------------------------------------
  Growth & Income                                     70                 221                 384                 859
---------------------------------------------------------------------------------------------------------------------------
  Large Cap                                          102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  Quantitative Value                                  80                 249                 433                 966
---------------------------------------------------------------------------------------------------------------------------
  Equity-Income                                       88                 274                 477                1,061
---------------------------------------------------------------------------------------------------------------------------
  Income & Value                                      85                 265                 460                1,025
---------------------------------------------------------------------------------------------------------------------------
  Managed                                             79                 246                 428                 954
---------------------------------------------------------------------------------------------------------------------------
  Global Allocation                                  107                 334                 579                1,283
---------------------------------------------------------------------------------------------------------------------------
  High Yield                                          77                 240                 417                 930
---------------------------------------------------------------------------------------------------------------------------
  U.S. High Yield Bond                                98                 306                 531                1,178
---------------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                      80                 249                 433                 966
---------------------------------------------------------------------------------------------------------------------------
  Strategic Income                                   121                 378                 654                1,443
---------------------------------------------------------------------------------------------------------------------------
  Global Bond                                         82                 255                 444                 990
---------------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                             70                 221                 384                 859
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                        77                 240                 417                 930
---------------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                    79                 246                 428                 954
---------------------------------------------------------------------------------------------------------------------------
  Core Bond                                           92                 287                 498                1,108
---------------------------------------------------------------------------------------------------------------------------
  Active Bond                                         66                 208                 362                 810
---------------------------------------------------------------------------------------------------------------------------
  Short-Term Bond                                     64                 202                 351                 786
---------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                          70                 221                 384                 859
---------------------------------------------------------------------------------------------------------------------------
  Money Market B                                      29                  90                 157                 356
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                     53                 167                 291                 653
---------------------------------------------------------------------------------------------------------------------------
  International Equity Index B                        35                 109                 191                 431
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                       53                 167                 291                 653
---------------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                            53                 167                 291                 653
---------------------------------------------------------------------------------------------------------------------------
  500 Index B                                         26                  80                 141                 318
---------------------------------------------------------------------------------------------------------------------------
  Bond Index B                                        26                  80                 141                 318
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive 1000                          109                 340                 590                1,306
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth 820                               102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced 640                              97                 303                 525                1,166
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate 460                              94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative 280                          86                 268                 466                1,037
---------------------------------------------------------------------------------------------------------------------------


SERIES I SHARES


---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Science & Technology                               $118                $368                $638               $1,409
---------------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                        115                 359                 622                1,375
---------------------------------------------------------------------------------------------------------------------------
  Health Sciences                                    123                 384                 665                1,466
---------------------------------------------------------------------------------------------------------------------------
  Emerging Growth                                     94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth                                   122                 381                 660                1,455
---------------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                             113                 353                 612                1,352
---------------------------------------------------------------------------------------------------------------------------
  Small Cap                                           99                 309                 536                1,190
---------------------------------------------------------------------------------------------------------------------------
  Small Company                                      170                 526                 907                1,976
---------------------------------------------------------------------------------------------------------------------------
  Dynamic Growth                                     109                 340                 590                1,306
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                       98                 306                 531                1,178
---------------------------------------------------------------------------------------------------------------------------
  Natural Resources                                  115                 359                 622                1,375
---------------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                     102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  Strategic Opportunities                             94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------
  Financial Services                                 103                 322                 558                1,236
---------------------------------------------------------------------------------------------------------------------------
  International Opportunities                        127                 397                 686                1,511
---------------------------------------------------------------------------------------------------------------------------
  International Stock                                118                 368                 638                1,409
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  International Small Cap                            $126                $393                $681               $1,500
---------------------------------------------------------------------------------------------------------------------------
  Overseas Equity                                    121                 378                 654                1,443
---------------------------------------------------------------------------------------------------------------------------
  International Value                                109                 340                 590                1,306
---------------------------------------------------------------------------------------------------------------------------
  Quantitative Mid Cap                                91                 284                 493                1,096
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                       113                 353                 612                1,352
---------------------------------------------------------------------------------------------------------------------------
  Global                                             107                 334                 579                1,283
---------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                                99                 309                 536                1,190
---------------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                         152                 471                 813                1,779
---------------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                                83                 259                 450                1,002
---------------------------------------------------------------------------------------------------------------------------
  All Cap Core                                        94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth                                    98                 306                 531                1,178
---------------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                    93                 290                 504                1,120
---------------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                      95                 296                 515                1,143
---------------------------------------------------------------------------------------------------------------------------
  Core Equity                                         98                 306                 531                1,178
---------------------------------------------------------------------------------------------------------------------------
  Strategic Value                                    101                 315                 547                1,213
---------------------------------------------------------------------------------------------------------------------------
  Classic Value                                      151                 468                 808                1,768
---------------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                    105                 328                 569                1,259
---------------------------------------------------------------------------------------------------------------------------
  Utilities                                          117                 365                 633                1,398
---------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                              82                 255                 444                 990
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                            115                 359                 622                1,375
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Value                                    123                 384                 665                1,466
---------------------------------------------------------------------------------------------------------------------------
  Small Company Value                                112                 350                 606                1,340
---------------------------------------------------------------------------------------------------------------------------
  Special Value                                      135                 421                 729                1,601
---------------------------------------------------------------------------------------------------------------------------
  Mid Value                                          115                 359                 622                1,375
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                       99                 309                 536                1,190
---------------------------------------------------------------------------------------------------------------------------
  Value                                               87                 271                 471                1,049
---------------------------------------------------------------------------------------------------------------------------
  All Cap Value                                       97                 303                 525                1,166
---------------------------------------------------------------------------------------------------------------------------
  Growth & Income II                                  78                 243                 422                 942
---------------------------------------------------------------------------------------------------------------------------
  Fundamental Value                                   96                 301                 522                1,158
---------------------------------------------------------------------------------------------------------------------------
  Growth & Income                                     76                 237                 411                 918
---------------------------------------------------------------------------------------------------------------------------
  Large Cap                                          107                 334                 579                1,283
---------------------------------------------------------------------------------------------------------------------------
  Quantitative Value                                  85                 265                 460                1,025
---------------------------------------------------------------------------------------------------------------------------
  Equity-Income                                       93                 290                 504                1,120
---------------------------------------------------------------------------------------------------------------------------
  Income & Value                                      90                 281                 488                1,084
---------------------------------------------------------------------------------------------------------------------------
  Managed                                             84                 262                 455                1,014
---------------------------------------------------------------------------------------------------------------------------
  Global Allocation                                  112                 350                 606                1,340
---------------------------------------------------------------------------------------------------------------------------
  High Yield                                          82                 255                 444                 990
---------------------------------------------------------------------------------------------------------------------------
  U.S. High Yield Bond                               103                 322                 558                1,236
---------------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                      85                 265                 460                1,025
---------------------------------------------------------------------------------------------------------------------------
  Strategic Income                                   126                 393                 681                1,500
---------------------------------------------------------------------------------------------------------------------------
  Global Bond                                         87                 271                 471                1,049
---------------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                             76                 237                 411                 918
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                        82                 255                 444                 990
---------------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                    84                 262                 455                1,014
---------------------------------------------------------------------------------------------------------------------------
  Core Bond                                           97                 303                 525                1,166
---------------------------------------------------------------------------------------------------------------------------
  Active Bond                                         72                 224                 390                 871
---------------------------------------------------------------------------------------------------------------------------
  Short-Term Bond                                     69                 218                 379                 847
---------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                          76                 237                 411                 918
---------------------------------------------------------------------------------------------------------------------------
  Money Market                                        57                 179                 313                 701
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                     58                 183                 318                 714
---------------------------------------------------------------------------------------------------------------------------
  International Equity Index A                        67                 211                 368                 822
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                       58                 183                 318                 714
---------------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                            58                 183                 318                 714
---------------------------------------------------------------------------------------------------------------------------
  500 Index                                           57                 179                 313                 701
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive 1000                          $114                $356                $617               $1,363
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth 820                               107                 334                 579                1,283
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced 640                             102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate 460                              99                 309                 536                1,190
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative 280                          91                 284                 493                1,096
---------------------------------------------------------------------------------------------------------------------------
  American Growth                                    100                 312                 542                1,201
---------------------------------------------------------------------------------------------------------------------------
  American International                             124                 387                 670                1,477
---------------------------------------------------------------------------------------------------------------------------
  American Blue Chip Income and Growth               112                 350                 606                1,340
---------------------------------------------------------------------------------------------------------------------------
  American Growth-Income                              94                 293                 509                1,131
---------------------------------------------------------------------------------------------------------------------------


SERIES II SHARES


---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Science & Technology                               $138                $431                $745               $1,635
---------------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                        135                 421                 729                1,601
---------------------------------------------------------------------------------------------------------------------------
  Health Sciences                                    144                 446                 771                1,691
---------------------------------------------------------------------------------------------------------------------------
  Emerging Growth                                    114                 356                 617                1,363
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth                                   143                 443                 766                1,680
---------------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                             133                 415                 718                1,579
---------------------------------------------------------------------------------------------------------------------------
  Small Cap                                          119                 372                 644                1,420
---------------------------------------------------------------------------------------------------------------------------
  Small Company                                      190                 588                1,011               2,190
---------------------------------------------------------------------------------------------------------------------------
  Dynamic Growth                                     129                 403                 697                1,534
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                      118                 368                 638                1,409
---------------------------------------------------------------------------------------------------------------------------
  Natural Resources                                  135                 421                 729                1,601
---------------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                     122                 381                 660                1,455
---------------------------------------------------------------------------------------------------------------------------
  Strategic Opportunities                            114                 356                 617                1,363
---------------------------------------------------------------------------------------------------------------------------
  Financial Services                                 123                 384                 665                1,466
---------------------------------------------------------------------------------------------------------------------------
  International Opportunities                        148                 459                 792                1,735
---------------------------------------------------------------------------------------------------------------------------
  International Stock                                138                 431                 745                1,635
---------------------------------------------------------------------------------------------------------------------------
  International Small Cap                            147                 456                 787                1,724
---------------------------------------------------------------------------------------------------------------------------
  Overseas Equity                                    142                 440                 761                1,669
---------------------------------------------------------------------------------------------------------------------------
  International Value                                129                 403                 697                1,534
---------------------------------------------------------------------------------------------------------------------------
  Quantitative Mid Cap                               111                 347                 601                1,329
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                       133                 415                 718                1,579
---------------------------------------------------------------------------------------------------------------------------
  Global                                             127                 397                 686                1,511
---------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                               119                 372                 644                1,420
---------------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                         172                 533                 918                1,998
---------------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                               103                 322                 558                1,236
---------------------------------------------------------------------------------------------------------------------------
  All Cap Core                                       114                 356                 617                1,363
---------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth                                   118                 368                 638                1,409
---------------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                   113                 353                 612                1,352
---------------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                     115                 359                 622                1,375
---------------------------------------------------------------------------------------------------------------------------
  Core Equity                                        118                 368                 638                1,409
---------------------------------------------------------------------------------------------------------------------------
  Strategic Value                                    121                 378                 654                1,443
---------------------------------------------------------------------------------------------------------------------------
  Classic Value                                      171                 530                 913                1,987
---------------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                    125                 390                 676                1,489
---------------------------------------------------------------------------------------------------------------------------
  Utilities                                          137                 428                 739                1,624
---------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                             102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                            135                 421                 729                1,601
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Value                                    144                 446                 771                1,691
---------------------------------------------------------------------------------------------------------------------------
  Small Company Value                                132                 412                 713                1,568
---------------------------------------------------------------------------------------------------------------------------
  Special Value                                      156                 483                 834                1,824
---------------------------------------------------------------------------------------------------------------------------
  Mid Value                                          135                 421                 729                1,601
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                      $119                $372                $644               $1,420
---------------------------------------------------------------------------------------------------------------------------
  Value                                              107                 334                 579                1,283
---------------------------------------------------------------------------------------------------------------------------
  All Cap Value                                      117                 365                 633                1,398
---------------------------------------------------------------------------------------------------------------------------
  Growth & Income II                                  98                 306                 531                1,178
---------------------------------------------------------------------------------------------------------------------------
  Fundamental Value                                  117                 363                 629                1,390
---------------------------------------------------------------------------------------------------------------------------
  Growth & Income                                     96                 300                 520                1,155
---------------------------------------------------------------------------------------------------------------------------
  Large Cap                                          127                 397                 686                1,511
---------------------------------------------------------------------------------------------------------------------------
  Quantitative Value                                 105                 328                 569                1,259
---------------------------------------------------------------------------------------------------------------------------
  Equity-Income                                      113                 353                 612                1,352
---------------------------------------------------------------------------------------------------------------------------
  Income & Value                                     110                 343                 595                1,317
---------------------------------------------------------------------------------------------------------------------------
  Managed                                            104                 325                 563                1,248
---------------------------------------------------------------------------------------------------------------------------
  Global Allocation                                  132                 412                 713                1,568
---------------------------------------------------------------------------------------------------------------------------
  High Yield                                         102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  U.S. High Yield Bond                               123                 384                 665                1,466
---------------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                     105                 328                 569                1,259
---------------------------------------------------------------------------------------------------------------------------
  Strategic Income                                   147                 456                 787                1,724
---------------------------------------------------------------------------------------------------------------------------
  Global Bond                                        107                 334                 579                1,283
---------------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                             96                 300                 520                1,155
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                       102                 318                 552                1,225
---------------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                   104                 325                 563                1,248
---------------------------------------------------------------------------------------------------------------------------
  Core Bond                                          117                 365                 633                1,398
---------------------------------------------------------------------------------------------------------------------------
  Active Bond                                         92                 287                 498                1,108
---------------------------------------------------------------------------------------------------------------------------
  Short-Term Bond                                     90                 281                 488                1,084
---------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                          96                 300                 520                1,155
---------------------------------------------------------------------------------------------------------------------------
  Money Market                                        78                 243                 422                 942
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                     79                 246                 428                 954
---------------------------------------------------------------------------------------------------------------------------
  International Equity Index A                        88                 274                 477                1,061
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                       79                 246                 428                 954
---------------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                            79                 246                 428                 954
---------------------------------------------------------------------------------------------------------------------------
  500 Index                                           78                 243                 422                 942
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive 1000                          134                 418                 723                1,590
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth 820                               127                 397                 686                1,511
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced 640                             122                 381                 660                1,455
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate 460                             119                 372                 644                1,420
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative 280                         111                 347                 601                1,329
---------------------------------------------------------------------------------------------------------------------------
  American Growth                                    115                 359                 622                1,375
---------------------------------------------------------------------------------------------------------------------------
  American International                             139                 434                 750                1,646
---------------------------------------------------------------------------------------------------------------------------
  American Blue Chip Income and Growth               127                 397                 686                1,511
---------------------------------------------------------------------------------------------------------------------------
  American Growth-Income                             109                 340                 590                1,306
---------------------------------------------------------------------------------------------------------------------------


SERIES III SHARES


---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Science & Technology                               $324                $989               $1,678              $3,512
---------------------------------------------------------------------------------------------------------------------------
  Pacific Rim                                        533                1,594               2,647               5,250
---------------------------------------------------------------------------------------------------------------------------
  Health Sciences                                    537                1,605               2,665               5,279
---------------------------------------------------------------------------------------------------------------------------
  Emerging Growth                                    433                1,309               2,197               4,470
---------------------------------------------------------------------------------------------------------------------------
  Emerging Small Company                             486                1,461               2,439               4,894
---------------------------------------------------------------------------------------------------------------------------
  Small Company                                      215                 664                1,139               2,452
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Stock                                      227                 700                1,200               2,575
---------------------------------------------------------------------------------------------------------------------------
  Natural Resources                                  290                 889                1,513               3,195
---------------------------------------------------------------------------------------------------------------------------
  All Cap Growth                                     137                 428                 739                1,624
---------------------------------------------------------------------------------------------------------------------------
  Financial Services                                 483                1,453               2,425               4,871
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  International Stock                                $154                $477                $824               $1,802
---------------------------------------------------------------------------------------------------------------------------
  International Small Cap                            360                1,094               1,850               3,836
---------------------------------------------------------------------------------------------------------------------------
  International Value                                147                 456                 787                1,724
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Core                                       149                 462                 797                1,746
---------------------------------------------------------------------------------------------------------------------------
  Global                                             552                1,646               2,729               5,386
---------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                               134                 418                 723                1,590
---------------------------------------------------------------------------------------------------------------------------
  U.S. Global Leaders Growth                         190                 588                1,011               2,190
---------------------------------------------------------------------------------------------------------------------------
  Quantitative All Cap                               180                 557                 959                2,084
---------------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth                                   272                 835                1,425               3,022
---------------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap                                     130                 406                 702                1,545
---------------------------------------------------------------------------------------------------------------------------
  Core Equity                                        133                 415                 718                1,579
---------------------------------------------------------------------------------------------------------------------------
  Strategic Value                                    136                 425                 734                1,613
---------------------------------------------------------------------------------------------------------------------------
  Large Cap Value                                    140                 437                 755                1,657
---------------------------------------------------------------------------------------------------------------------------
  Utilities                                          696                2,046               3,341               6,356
---------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                             248                 764                1,306               2,786
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities                            151                 468                 808                1,768
---------------------------------------------------------------------------------------------------------------------------
  Small Company Value                                148                 459                 792                1,735
---------------------------------------------------------------------------------------------------------------------------
  Special Value                                      342                1,042               1,765               3,676
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value                                      218                 673                1,154               2,483
---------------------------------------------------------------------------------------------------------------------------
  All Cap Value                                      289                 886                1,508               3,185
---------------------------------------------------------------------------------------------------------------------------
  Fundamental Value                                  284                 871                1,484               3,138
---------------------------------------------------------------------------------------------------------------------------
  Growth & Income                                    229                 706                1,210               2,595
---------------------------------------------------------------------------------------------------------------------------
  Quantitative Value                                 120                 375                 649                1,432
---------------------------------------------------------------------------------------------------------------------------
  Equity-Income                                      285                 874                1,489               3,147
---------------------------------------------------------------------------------------------------------------------------
  Global Allocation                                  148                 459                 792                1,735
---------------------------------------------------------------------------------------------------------------------------
  High Yield                                         239                 736                1,260               2,696
---------------------------------------------------------------------------------------------------------------------------
  Strategic Bond                                     267                 820                1,400               2,973
---------------------------------------------------------------------------------------------------------------------------
  Global Bond                                        259                 796                1,360               2,895
---------------------------------------------------------------------------------------------------------------------------
  Investment Quality Bond                            435                1,315               2,206               4,486
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                       293                 898                1,528               3,223
---------------------------------------------------------------------------------------------------------------------------
  Real Return Bond                                   302                 924                1,572               3,308
---------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities                         371                1,129               1,906               3,941
---------------------------------------------------------------------------------------------------------------------------
  Money Market                                       306                 936                1,591               3,346
---------------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                    245                 755                1,291               2,756
---------------------------------------------------------------------------------------------------------------------------
  International Equity Index A                       106                 331                 574                1,271
---------------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                      170                 526                 907                1,976
---------------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                          1,355               3,702               5,637               9,115
---------------------------------------------------------------------------------------------------------------------------
  500 Index                                          248                 764                1,306               2,786
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive 1000                          308                 942                1,601               3,365
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth 820                               196                 606                1,042               2,254
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced 640                             229                 706                1,210               2,595
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate 460                             174                 539                 928                2,019
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative 280                         302                 924                1,572               3,308
---------------------------------------------------------------------------------------------------------------------------


SERIES IIIA SHARES

---------------------------------------------------------------------------------------------------------------------------
TRUST PORTFOLIO                                     1 YEAR              3 YEAR              5 YEAR             10 YEAR
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Aggressive 1000 Trust                    $348               $1,059              $1,793              $3,730
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Growth 820 Trust                         236                 727                1,245               2,666
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Balanced 640 Trust                       269                 826                1,410               2,993
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Moderate 460 Trust                       214                 661                1,134               2,441
---------------------------------------------------------------------------------------------------------------------------
  Lifestyle Conservative 280 Trust                   342                1,042               1,765               3,676
---------------------------------------------------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN EACH PORTFOLIO*

----------------------------------------------------------------------------------------------------------------------------------
                                                                              RISKS
                                --------------------------------------------------------------------------------------------------
                                                                                      INTERNET                FIXED
                                 GROWTH     VALUE     EQUITY   SMALL CAP   MID CAP     RELATED    FOREIGN     INCOME
PORTFOLIOS                      INVESTING INVESTING SECURITIES SECURITIES SECURITIES INVESTMENTS SECURITIES SECURITIES DERIVATIVES
----------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Emerging Growth Trust              X                   X          X          X                      X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Emerging Small Company Trust       X                   X          X                     X           X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Trust             X                   X          X                                                       X
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Opportunities Trust                X         X          X                                                       X
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Trust                              X         X          X                                                       X
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Trust                        X         X          X                                                       X
----------------------------------------------------------------------------------------------------------------------------------
 Small Company Trust                                    X          X          X                                            X
----------------------------------------------------------------------------------------------------------------------------------
 Small Company Value Trust                    X         X          X                                 X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Special Value Trust                          X         X          X                                                       X
----------------------------------------------------------------------------------------------------------------------------------
 MID CAP PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Dynamic Growth Trust               X                   X          X          X          X           X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Core Trust                           X         X                     X                      X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Stock Trust                X                   X                     X                      X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value Trust                          X         X                     X                      X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Mid Value Trust                              X         X                     X                      X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Quantitative Mid Cap Trust                             X                     X                      X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Value Trust                                  X         X          X          X                                            X
----------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 All Cap Core Trust                                     X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
 All Cap Growth Trust               X                   X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 All Cap Value Trust                          X         X          X          X                      X                     X
----------------------------------------------------------------------------------------------------------------------------------
 American Blue Chip Income and
 Growth Trust+                                          X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 American Growth-Income Trust+                          X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 American Growth Trust+             X                   X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Trust             X                   X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Trust                             X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Classic Value Trust                          X         X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Core Equity Trust                            X         X                                                       X          X
----------------------------------------------------------------------------------------------------------------------------------
 Equity-Income                                X         X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value Trust                      X         X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Trust                                  X                                                       X
----------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Trust II                               X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Growth Trust             X         X         X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Trust                                        X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value Trust                        X         X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Quantitative All Cap Trust                             X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Quantitative Value Trust                     X         X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------  ------------------------------------------
                                                   RISKS
                                 ------------------------------------------
                                                          HIGH
                                              NON-       YIELD     SPECIAL
PORTFOLIOS                         IPO'S   DIVERSIFIED SECURITIES  RISKS**
-------------------------------  ------------------------------------------
 SMALL CAP PORTFOLIOS
----------------------------------------------------------------------------------------------------
 Emerging Growth Trust
---------------------------------------------------------------------------------------------------------------
 Emerging Small Company Trust
--------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Trust              X
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Opportunities Trust
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Trust                               X
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Trust               X
----------------------------------------------------------------------------------------------------------------------------------
 Small Company Trust
----------------------------------------------------------------------------------------------------------------------------------
 Small Company Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 Special Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 MID CAP PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Dynamic Growth Trust                          X
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Core Trust
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Stock Trust
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 Mid Value Trust                     X
----------------------------------------------------------------------------------------------------------------------------------
 Quantitative Mid Cap Trust
----------------------------------------------------------------------------------------------------------------------------------
 Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 All Cap Core Trust
----------------------------------------------------------------------------------------------------------------------------------
 All Cap Growth Trust
----------------------------------------------------------------------------------------------------------------------------------
 All Cap Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 American Blue Chip Income and
 Growth Trust+
----------------------------------------------------------------------------------------------------------------------------------
 American Growth-Income Trust+
----------------------------------------------------------------------------------------------------------------------------------
 American Growth Trust+
----------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Trust
----------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Trust
----------------------------------------------------------------------------------------------------------------------------------
 Classic Value Trust                           X
----------------------------------------------------------------------------------------------------------------------------------
 Core Equity Trust                             X
----------------------------------------------------------------------------------------------------------------------------------
 Equity-Income
----------------------------------------------------------------------------------------------------------------------------------
 Fundamental Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Trust
----------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Trust II            X
----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Growth Trust
----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Trust
----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 Quantitative All Cap Trust
----------------------------------------------------------------------------------------------------------------------------------
 Quantitative Value Trust
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                              RISKS
                                --------------------------------------------------------------------------------------------------
                                                                                      INTERNET                FIXED
                                 GROWTH     VALUE     EQUITY   SMALL CAP   MID CAP     RELATED    FOREIGN     INCOME
PORTFOLIOS                      INVESTING INVESTING SECURITIES SECURITIES SECURITIES INVESTMENTS SECURITIES SECURITIES DERIVATIVES
----------------------------------------------------------------------------------------------------------------------------------
 Strategic Opportunities Trust      X         X         X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Strategic Value Trust                        X         X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 U.S. Global Leaders Growth
   Trust                            X                   X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 U.S. Large Cap Trust                                   X                     X                      X
----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 American International Trust+                          X                                            X          X
----------------------------------------------------------------------------------------------------------------------------------
 Global Trust (formerly, Global
 Equity Trust)                                          X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 International Opportunities
   Trust                                                X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 International Small Cap Trust                X         X          X                                 X                     X
----------------------------------------------------------------------------------------------------------------------------------
 International Stock Trust                              X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 International Value Trust                    X         X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Overseas Equity Trust                                  X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Pacific Rim Trust (formerly,
 Pacific Rim Emerging Markets
 Trust)                                                 X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Active Bond Trust                                                                                   X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Core Bond Trust                                                                                     X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Global Bond Trust                                                                                   X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 High Yield Trust                                                                                    X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Investment Quality Bond Trust                                                                       X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Money Market Trust
----------------------------------------------------------------------------------------------------------------------------------
 Money Market Trust B
----------------------------------------------------------------------------------------------------------------------------------
 Real Return Bond Trust                                                                              X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond Trust                                                                               X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Strategic Bond Trust                                                                                X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Trust                                 X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Total Return Trust                                                                                  X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities
 Trust                                                                                                          X          X
----------------------------------------------------------------------------------------------------------------------------------
 U.S. High Yield Bond Trust                                                                                     X          X
----------------------------------------------------------------------------------------------------------------------------------
 HYBRID PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Global Allocation Trust                                X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Income & Value Trust                                   X                                            X          X
----------------------------------------------------------------------------------------------------------------------------------
 Managed Trust                                          X          X          X                                 X          X
----------------------------------------------------------------------------------------------------------------------------------
 SPECIALTY PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Financial Services Trust                               X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Trust                                  X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Natural Resources Trust                                X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Real Estate Securities Trust                           X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Science & Technology Trust                             X                                X           X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 Utilities Trust                                        X                                            X          X          X
----------------------------------------------------------------------------------------------------------------------------------
 LIFESTYLE PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 The Lifestyle Trusts                                   X                                            X          X
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------  ------------------------------------------
                                                   RISKS
                                 ------------------------------------------
                                                          HIGH
                                              NON-       YIELD     SPECIAL
PORTFOLIOS                         IPO'S   DIVERSIFIED SECURITIES  RISKS**
-------------------------------  ------------------------------------------
 Strategic Opportunities Trust
----------------------------------------------------------------------------------------------------------------------------------
 Strategic Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 U.S. Global Leaders Growth
   Trust                                       X
----------------------------------------------------------------------------------------------------------------------------------
 U.S. Large Cap Trust
----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 American International Trust+       X
----------------------------------------------------------------------------------------------------------------------------------
 Global Trust (formerly, Global
 Equity Trust)
----------------------------------------------------------------------------------------------------------------------------------
 International Opportunities
   Trust
----------------------------------------------------------------------------------------------------------------------------------
 International Small Cap Trust
----------------------------------------------------------------------------------------------------------------------------------
 International Stock Trust
----------------------------------------------------------------------------------------------------------------------------------
 International Value Trust
----------------------------------------------------------------------------------------------------------------------------------
 Overseas Equity Trust               X
----------------------------------------------------------------------------------------------------------------------------------
 Pacific Rim Trust (formerly,
 Pacific Rim Emerging Markets
 Trust)                                                               X
----------------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Active Bond Trust                                         X
----------------------------------------------------------------------------------------------------------------------------------
 Core Bond Trust
----------------------------------------------------------------------------------------------------------------------------------
 Global Bond Trust                             X
----------------------------------------------------------------------------------------------------------------------------------
 High Yield Trust                                          X
----------------------------------------------------------------------------------------------------------------------------------
 Investment Quality Bond Trust                             X
----------------------------------------------------------------------------------------------------------------------------------
 Money Market Trust
----------------------------------------------------------------------------------------------------------------------------------
 Money Market Trust B
----------------------------------------------------------------------------------------------------------------------------------
 Real Return Bond Trust                        X           X
----------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond Trust                                     X
----------------------------------------------------------------------------------------------------------------------------------
 Strategic Bond Trust                                      X
----------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Trust                                    X
----------------------------------------------------------------------------------------------------------------------------------
 Total Return Trust
----------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities
 Trust
----------------------------------------------------------------------------------------------------------------------------------
 U.S. High Yield Bond Trust                                X
----------------------------------------------------------------------------------------------------------------------------------
 HYBRID PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Global Allocation Trust
----------------------------------------------------------------------------------------------------------------------------------
 Income & Value Trust                                      X
----------------------------------------------------------------------------------------------------------------------------------
 Managed Trust                       X                     X
----------------------------------------------------------------------------------------------------------------------------------
 SPECIALTY PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 Financial Services Trust                      X                      X
----------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Trust                         X                      X
----------------------------------------------------------------------------------------------------------------------------------
 Natural Resources Trust                       X                      X
----------------------------------------------------------------------------------------------------------------------------------
 Real Estate Securities Trust                  X                      X
----------------------------------------------------------------------------------------------------------------------------------
 Science & Technology Trust                                           X
----------------------------------------------------------------------------------------------------------------------------------
 Utilities Trust                               X           X          X
----------------------------------------------------------------------------------------------------------------------------------
 LIFESTYLE PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
 The Lifestyle Trusts                          X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                              RISKS
                                --------------------------------------------------------------------------------------------------
                                                                                      INTERNET                FIXED
                                 GROWTH     VALUE     EQUITY   SMALL CAP   MID CAP     RELATED    FOREIGN     INCOME
PORTFOLIOS                      INVESTING INVESTING SECURITIES SECURITIES SECURITIES INVESTMENTS SECURITIES SECURITIES DERIVATIVES
----------------------------------------------------------------------------------------------------------------------------------
 INDEX TRUSTS
----------------------------------------------------------------------------------------------------------------------------------
 500 Index Trust                                        X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
 500 Index Trust B                                      X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Index Trust                                    X                     X                                            X
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Index Trust                                  X          X          X                                            X
----------------------------------------------------------------------------------------------------------------------------------
 Total Stock Market Index Trust                         X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
 International Equity Index
 Trust A                                                X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 International Equity Index
 Trust B                                                X                                            X                     X
----------------------------------------------------------------------------------------------------------------------------------
 Bond Index Trust B                                                                                  X          X          X
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------  ------------------------------------------
                                                   RISKS
                                 ------------------------------------------
                                                          HIGH
                                              NON-       YIELD     SPECIAL
PORTFOLIOS                         IPOS    DIVERSIFIED SECURITIES  RISKS**
-------------------------------  ------------------------------------------
 INDEX TRUSTS
----------------------------------------------------------------------------------------------------------------------------------
 500 Index Trust
----------------------------------------------------------------------------------------------------------------------------------
 500 Index Trust B
----------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Index Trust
----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Index Trust
----------------------------------------------------------------------------------------------------------------------------------
 Total Stock Market Index Trust
----------------------------------------------------------------------------------------------------------------------------------
 International Equity Index
 Trust A
----------------------------------------------------------------------------------------------------------------------------------
 International Equity Index
 Trust B
----------------------------------------------------------------------------------------------------------------------------------
 Bond Index Trust B                                                   X
----------------------------------------------------------------------------------------------------------------------------------


 * This chart identifies whether a particular portfolio may be subject to a particular type of risk. Due to its abbreviated format it is not possible to fully describe all risks of a particular portfolio. See the specific portfolio description for complete information on the specific risks relating to each portfolio.

** These portfolios are subject to special risks due to the types of securities purchased. See the particular portfolio description for further information.

+ See the attached prospectus of the American Funds Insurance Series for further information on the risks associated with each portfolio's master Fund.

SCIENCE & TECHNOLOGY TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital. Current income is incidental to the portfolio's objective.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of science and technology companies.

     The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. Some industries likely to be represented in the portfolio include:

         --  Computers including hardware, software       --  life sciences and health care, including
             and electronic components                        pharmaceuticals, medical devices, and
         --  telecommunications                               biotechnology
         --  media and information services               --  chemicals and synthetic materials
         --  environmental services                       --  defense and aerospace
         --  e-commerce

     While most of the portfolio's assets are invested in U.S. common stocks, the Science & Technology Trust may also purchase other types of securities, including U.S. and non U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants in keeping with its objectives.

     Stock selection for the portfolio generally reflects a growth approach based on an assessment of a company's fundamental prospects for above-average earnings, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances. The portfolio may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The portfolio may invest in suitable technology companies through initial public offerings.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Science & Technology Trust may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly, and a portfolio of these securities may be riskier or more volatile in price than one that invests in more market sectors. The risks of industry or sector investing, and the specific risks of investing in Internet-related, telecommunications, and health sciences companies, are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests extensively in equity securities, including securities of small or unseasoned companies (less than 3 years operating experience) and newly public companies. The portfolio may also invest up to 30% of its assets in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- Due to the portfolio's emphasis on science and technology sectors, including Internet-related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that invest primarily in the securities of small companies. Investing in the portfolio alone cannot provide a balanced investment program.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D, E, F, G)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/1998) and the lowest return was -40.43% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        10.7%      43.3%      95.5%      -34.1%     -41.3%     -40.8%     50.4%       0.9%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Science & Technology Trust
   Series NAV(D)                                            0.87%   -19.02%     1.22%     04/29/2005
   Series I                                                 0.87%   -19.02%     1.22%     01/01/1997
   Series II(E)                                             0.79%   -19.05%     1.20%     01/28/2002
   Series III(F)                                            0.87%   -19.02%     1.22%     09/05/2003
 Lipper Science and Technology Funds Index(B, C)            4.12%   -15.92%     4.52%
 Lipper Science and Technology Avg. Funds
   Classification(B)                                        4.03%   -15.64%     6.67%

(A)As of January 16, 2002, Michael Sola took over management responsibilities of the Science & Technology Trust.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)The Lipper Science and Technology Funds Index was added to more accurately reflect the investment objective of the Science and Technology Trust.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(F)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(G)Since June 1, 2000, a portion of the Science & Technology Trust expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Science & Technology Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Michael F. Sola (since January 2002). Mr. Sola, who joined T. Rowe Price in 1995 as a technology analyst, is a Vice President of T. Rowe Price and has been managing investments since 1997. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

PACIFIC RIM TRUST

(Formerly, Pacific Rim Emerging Markets Trust)

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To achieve long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

     The countries of the Pacific Rim region are:

 --  Australia

 --  China

 --  India

 --  Indonesia

 --  Hong Kong

 --  Japan

 --  Malaysia

 --  New Zealand

 --  Pakistan

 --  Philippines

 --  Singapore

 --  South Korea

 --  Taiwan

 --  Thailand

     The Pacific Rim Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Portfolio may also invest up to 20% of its assets in countries outside the Pacific Rim region.

     MFC Global (U.S.A.)'s decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MFC Global (U.S.A.) will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Pacific Rim Trust may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Pacific Rim Trust may also purchase and sell the following equity-related financial instruments:

      --   exchange-listed call and put options on equity indices,

      --   over-the-counter ("OTC") and exchange-listed equity index futures,

      -- OTC and exchange-listed call and put options on currencies in the portfolio, and

      -- OTC foreign currency futures contracts on currencies in the portfolio.

     A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities and may invest up to 100% of its assets in foreign securities, including securities of companies in emerging market countries. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- Since the portfolio concentrates its investments in the Pacific Rim region, the portfolio will be affected by economic and political events in this area.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/1998) and the lowest return was -26.12% (for the quarter ended 12/1997).


--------------------------------------------------------------------------------

        11.3%       9.8%      -34.1%     -4.6%      62.9%      -24.4%     -18.6%     -12.5%     40.4%      17.2%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Ten     Date First
                                                           Year      Years    Years    Available
 Pacific Rim Trust
   Series NAV(C)                                           17.19%    -2.39%    1.04%   04/29/2005
   Series I                                                17.19%    -2.39%    1.04%   10/04/1994
   Series II(D)                                            17.09%    -2.43%    1.01%   01/28/2002
   Series III(E)                                           16.87%    -2.44%    1.01%   09/05/2003
 MSCI AC Pacific Index(B)                                  18.57%    -2.94%   -0.44%

(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages the Pacific Rim Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong
Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The portfolio managers are:

      -- Seton Lor (since June, 2000). Mr. Lor joined MFC Global (U.S.A.) in 2000. He is Executive Director and Senior Portfolio Manager, Asian Equities, Manulife Funds Direct (Hong Kong) Limited. Prior to joining MFC Global (U.S.A.), he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

HEALTH SCIENCES TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

     While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

     T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options in keeping with its objective.

     In managing the Health Sciences Trust, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the portfolio will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

     The Health Sciences Trust may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Health Sciences Trust holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The portfolio may invest a considerable portion of assets in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The risks of investing in the health sciences sector are set forth below under "Risks of Investing in Certain Types of Securities". Investing in the portfolio alone cannot provide a balanced investment program.

 -- The portfolio may invest a significant portion of its assets in derivatives, such as futures and options. The risks of investing in these instruments are set forth under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

PERFORMANCE(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.13% (for the quarter ended 6/2003) and the lowest return was -15.78% (for the quarter ended 6/2002).


--------------------------------------------------------------------------------

        -27.2%     36.2%      15.3%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Health Sciences Trust
   Series NAV(B)                                          15.31%     5.99%     04/29/2005
   Series I                                               15.31%     5.99%     04/30/2001
   Series II(C)                                           15.04%     5.86%     01/28/2002
   Series III(D)                                          15.31%     5.99%     09/05/2003
 Lipper Health/Biotechnology Funds Index(A, E)            11.74%     2.92%
 Lipper Health/Biotechnology Avg. Funds
   Classification(A)                                       9.07%     1.90%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(E)The Lipper Health/Biotechnology Funds Index was added to more accurately reflect the investment objective of the Health Sciences Trust.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Health Sciences Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Kris H. Jenner, M.D., D. Phil (since May, 2001). Dr. Jenner, who joined T. Rowe Price in 1997, is a Vice-President of T. Rowe Price and has been managing investments since 1998. From 1995-1997 he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

      -- The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

EMERGING GROWTH TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited. ("MFC GLOBAL (U.S.A.)")

INVESTMENT OBJECTIVE:  To seek superior long-term rates of return through capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

     Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap.

     The portfolio will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

     MFC Global (U.S.A.) focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The management team then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the portfolio.

     The Emerging Growth Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Emerging Growth Trust may also invest to a limited extent in fixed income securities including money market instruments.

     The Trust may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Trust and as permitted by applicable securities legislation: S&P Depository Receipts and Russell 2000 Growth i shares (or similar types of exchange traded funds). Such use would include the hedging of significant cash flows into or out of the Trust.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities, especially small and mid-cap securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in growth-oriented securities. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio may invest to a limited extent in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest to a limited extent in fixed income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.97% (for the quarter ended 12/2004) and the lowest return was -6.13% (for the quarter ended 9/2004).


--------------------------------------------------------------------------------

         6.9%
         2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Emerging Growth Trust
   Series NAV(B)                                           6.89%     22.43%    04/29/2005
   Series I                                                6.89%     22.43%    05/05/2003
   Series II                                               6.64%     22.17%    05/05/2003
   Series III(C)                                           6.89%     22.43%    09/05/2003
 Russell 2000 Growth Index(A)                             14.31%     33.26%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly Manulife Funds Direct (Hong Kong) Limited), collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Robert Lutzko (since May, 2003). Mr. Lutzko joined MFC Global (U.S.A.) in September of 1995. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Prior to joining MFC Global in 1995, Mr. Lutzko was Portfolio Manager U.S. Equities, managing both U.S. Large-Cap and Small-Cap investments at the Workers Compensation Board's Investment Management division. Mr. Lutzko holds the Chartered Financial Analyst designation and is a graduate of Sheridan College (Computer Science).

      -- Niall Brown (since May, 2003). Mr. Brown joined MFC Global (U.S.A.) in January of 2003. He is a Portfolio Manager and Senior Analyst of U.S. Equities at MFC Global (U.S.A.). Prior to joining MFC Global (U.S.A.) in 2003, Mr. Brown was Vice President of U.S. Equities at TD Asset Management. Niall holds the Chartered Financial Analyst designation and has his Honours BA in Political Science (International Relations) from the University of Toronto.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP GROWTH TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

     Wellington Management selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

     The sub-adviser looks for companies based on a combination of criteria including one or more of the following:

      --   Improving market shares and positive financial trends;

      --   Superior management with significant equity ownership; and

      --   Attractive valuations relative to earnings growth outlook.

     The portfolio is likely to experience periods of higher turnover in portfolio securities because the subadviser frequently adjusts the selection of companies and/or their position size based on these criteria. The portfolio's sector exposures are broadly diversified but are primarily a result of stock selection and therefore may vary significantly from the benchmark.

     The sub-adviser will normally invest at least 80% of the Trust's assets in small-cap companies. For the purposes of the portfolio, "small cap companies" are those with market capitalization that are within the range of capitalization of companies represented in either the Russell 2000 Growth Index ($59 million to $3.6 billion as of December 31, 2004) or the Russell 2000 Index ($59 million to $3.6 billion as of December 31, 2004).

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may also purchase each of the following types of securities, but not as a principal investment strategy: U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in growth-oriented securities. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio invests in small-cap securities. The risks of investing in small cap securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio has the ability to invest in IPOs and a significant portion of the portfolio's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a portfolio with a small asset base. In addition, the portfolio's investments in IPOs may be subject to more erratic price movements that the overall equity market.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 26.90% (for the quarter ended 12/2001) and the lowest return was -27.11% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        25.6%      -6.0%      -3.4%      -8.9%      -3.8%      -28.2%     48.8%       9.5%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Small Cap Growth Trust
   Series NAV(A)                                           9.45%    0.50%     2.99%     05/01/1996
   Series I(C)                                             9.45%    0.50%     2.99%     04/29/2005
   Series II(C)                                            9.45%    0.50%     2.99%     04/29/2005
 Russell 2000
   Growth Index(B)                                        14.31%   -3.57%     3.37%
 Combined Index(B, D)                                     14.31%    8.69%     8.85%

(A)The Series NAV shares of the Small Cap Growth Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Small Cap Emerging Growth Fund of John Hancock Variable Series Trust I

("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust's predecessor. These shares were first issued on May 1, 1996.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Series I, and Series II shares of the Small Cap Growth Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.
(D)The Combined Index represents the Russell 2000 Value Index from May 1996 to October 2000, the Russell 2000 Index from November 2000 to April 2003 and then the Russell 2000 Growth Index from May 2003 to the present.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

     The Portfolio Manager for the Small Cap Growth Trust is:

      -- Steven C. Angeli, CFA, Senior Vice President of Wellington Management, has served as Portfolio Manager of the Trust and its predecessor fund since April 2003. Mr. Angeli joined Wellington Management as an investment professional in 1994.


     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.



EMERGING SMALL COMPANY TRUST


SUBADVISER:  Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalizations of the Russell 2000 Growth Index ($59 million to $3.6 billion as of December 31, 2004).

     The Emerging Small Company Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

     The portfolio may also invest up to 20% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the portfolio's investment goal:

      -- equity securities of larger capitalization companies which Franklin believes have the potential for strong growth potential, and

      -- relatively well-known, larger companies in mature industries which Franklin believes have the potential for capital appreciation.

     Franklin will choose small cap companies that it believes are positioned for above average growth in revenues, earnings or assets. Franklin looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. Franklin uses a disciplined "bottom-up" approach to stock selection, blending fundamental and quantitative analysis. Franklin diversifies the portfolio's assets across many industries, and from time to time may invest substantially in certain sectors, including electronic technology and technology services. Small companies often pay no dividends, and current income is not a factor in the selection of stocks. The portfolio may invest in internet related companies.

     The portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The portfolio may invest in both rated and unrated debt securities. The portfolio will only purchase securities rated "B" or above by Moody's or Standard & Poor's (or comparable unrated securities). The portfolio will not invest more than 5% of its total assets in non-investment grade securities (rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the portfolio's investment goal of capital growth.

     The portfolio may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The portfolio currently intends to limit its investments in foreign securities to 10% of its total assets.

     The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS"). See "Real Estate Securities Trust" below for a discussion of REITS and the risks of investing in these trusts.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in small cap equity securities. The risks of investing in equity securities and the risks of investing in small cap (small and medium size companies) securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in growth-oriented securities. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in REITS. Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE (A, B, C, D, E)
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/1999) and the lowest return was -26.19% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        17.1%       0.1%      73.5%      -4.3%      -22.2%     -29.2%     39.7%      11.5%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Emerging Small
   Company Trust
   Series NAV(C)                                          11.52%   -3.87%     6.62%     04/29/2005
   Series I                                               11.52%   -3.87%     6.62%     01/01/1997
   Series II(D)                                           11.31%   -3.95%     6.57%     01/28/2002
   Series III(E)                                          11.52%   -3.87%     6.62%     09/05/2003
 Russell 2000 Growth Index(B)                             14.31%   -3.57%     3.96%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISERS AND PORTFOLIO MANAGERS

     Franklin Advisers, Inc. manages the Emerging Small Company Trust. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., referred to as Franklin(R) Templeton(R) Investments, -- located at One Franklin Parkway, San Mateo, California, 94403. Through its subsidiaries, Franklin(R) Templeton(R) provides global and domestic investment management, shareholder, custody and distribution services to the Franklin, Templeton, Mutual Series and Fiduciary products, high net-worth and institutional accounts, as well as separate account management services.

     Today, Franklin Templeton is a major force in the mutual fund industry.

     The portfolio is managed by the following portfolio management team:

      -- Michael McCarthy (since May, 1999). Mr. McCarthy joined Franklin Templeton Investments in 1992 and is currently a Senior Vice President and Director of Equity Research. He is a Chartered Financial Analyst (CFA) Charterholder.

      -- Zachary Perry (since April, 2004). Mr. Perry joined Franklin Templeton Investments in 1995 and is currently a Vice President. He is a Chartered Financial Analyst (CFA) Charterholder.

      -- Brad Carris (since April, 2004). Mr. Carris joined Franklin Templeton Investments in 2001 and is currently a research analyst and member of the Small Cap Portfolio Management Team.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP TRUST

SUBADVISER:  Independence Investment LLC ("Independence")

INVESTMENT OBJECTIVE:  To seek maximum capital appreciation consistent with reasonable risk to principal

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of small cap companies.

     The portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization does not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index ($6.4 billion as of March 31, 2005), and (c) the market capitalization of the companies in the S&P Small Cap 600 Index ($5.2 billion as of March 31, 2005).

     The subadviser selects securities for the portfolio using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with identifiable catalysts for change. Examples of some of the catalysts the adviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

     The subadviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The subadviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

     The portfolio may sell a stock, for example, if it reaches the target price set by the adviser; the adviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the adviser decides the earnings expectations or fundamental outlook for the company have deteriorated.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities). For purposes of the portfolio, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

     As timing the market is not an important part of the subadviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities especially small cap securities. The risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is nondiversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio has the ability to invest in IPOs and a significant portion of the portfolio's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a portfolio with a small asset base. In addition, the portfolio's investments in IPOs may be subject to more erratic price movements than the overall equity market.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in small cap equity securities. The risks of investing in equity securities and the risks of investing in small cap (small and medium size companies) securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Independence, located at 53 State Street, Boston, Massachusetts 02109 is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio manager is:

     Charles S. Glovsky, CFA (since May 2005). Mr. Glovsky is a Senior Vice President and the Director of Small Cap strategies. He is a senior portfolio manager and has been in the industry since 1979. He joined Independence in 2000. Previously, he worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner. He has a BA from Dartmouth College and an MBA from Stanford University. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute and the Boston Security Analysts Society.


     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.


SMALL COMPANY TRUST

SUBADVISER:  American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.

     Under normal market conditions, at least 80% of the portfolio will consist of stocks of companies that, at the time of investment, have market capitalization not greater than that of the largest company in the S&P Small Cap 600 Index. (The market cap range of this index as of December 31, 2004 was $300 million to $1 billion.) If the companies in which the portfolio invests are successful, these companies may grow into medium- and larger-sized companies. In addition, if the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the portfolio's investment needs, the subadviser may invest up to 20% of the portfolio's assets in medium- and larger-sized companies.

     The portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily smaller companies, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measure of its growth potential. To measure value, the subadviser uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the subadviser uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

     In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that the subadviser believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

     The subadviser does not attempt to time the market. Instead, under normal market conditions, the subadviser intends to keep the portfolio fully invested in stocks regardless of the movement of the stock prices generally. When the subadvisers believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, nonleverage futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid while performing more like stocks.

     The portfolio may invest in IPOs (initial public offerings). For the risks associated with IPOs, see "Additional Information about the Portfolios' Investments -- Risks of Investing in Certain Types of Securities -- IPOs." The portfolio is authorized to use each of the investment strategies listed under "Additional Investment Policies" including, without limitation, investing in U.S. government securities and entering into short sales. The portfolio may also purchase securities of other investment companies, including exchange traded funds, and cash and cash equivalents.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities, especially securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in mid cap equity securities. The risks of investing in mid cap securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2004.

     The portfolio's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a portfolio's performance depends on the strength of the IPO market and the size of the portfolio. IPOs may have less impact on a fund's performance as its assets grow.

SUBADVISERS AND PORTFOLIO MANAGERS

     American Century manages the Small Company Trust. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is controlled by James E. Stowers Jr., the Chairman of American Century Companies, Inc. American Century has been providing investment management services since 1958.

     The portfolio is managed by the following portfolio managers.

      -- William Martin (since May, 2004). Mr. Martin is a Senior Vice President and Senior Portfolio Manager for American Century. He joined American Century in 1989. He has a degree from the University of Illinois. He is a CFA charterholder.

      -- Wilhelmine von Turk (since May, 2004). Ms. von Turk is a Portfolio Manager for American Century. She joined American Century in 2000. She has a bachelor of arts from Wellesley College and a Ph.D in statistics from the University of California -- Berkeley. She is a CFA charterholder.

      -- Thomas P. Vaiana (since May, 2004). Mr. Vaiana joined American Century in February 1997 and became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

DYNAMIC GROWTH TRUST

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

     Under normal circumstances, the portfolio invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the Russell Mid Cap Growth Index ($631 million to $33.8 billion as of December 31, 2004). DeAM believes these companies contain the greatest concentration of businesses with significant growth prospects.

     DeAM focuses on individual security selection rather than industry selection. DeAM uses an active process which combines financial analysis with company visits to evaluate management and strategies. DeAM may invest in internet related companies.

     The portfolio may invest in convertible securities when it is more advantageous than investing in a company's common stock. The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. Under normal conditions this tactic will not comprise a major element of its strategy.

     Investment Process. Company research lies at the heart of DeAM's investment process. DeAM uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

      -- DeAM focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

      -- DeAM emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

      -- DeAM generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

      -- DeAM screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability.

     Temporary Defensive Position. The portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. DeAM may invest up to 100% of the portfolio's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent DeAM adopts such a position and over the course of its duration, the portfolio may not meet its goal of long-term capital growth.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities including those of small companies. The risks of investing in equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

 -- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.05% (for the quarter ended 6/2003) and the lowest return was -32.20% (for the quarter ended 12/2000).


--------------------------------------------------------------------------------

        -40.2%     -28.4%     29.0%      10.0%
         2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Dynamic Growth Trust
   Series NAV(C)                                          10.00%    -18.36%    04/29/2005
   Series I                                               10.00%    -18.36%    05/01/2000
   Series II(D)                                           10.02%    -18.40%    01/28/2002
 Russell Midcap Growth Index(B)                           15.48%     -5.42%

(A)As of November 25, 2002, DeAM took over management responsibilities of the Dynamic Growth Trust.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. (DeAM) located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     DeAM provides a full range of investment advisory services to retail and institutional clients.

     The Portfolio Managers are:

      --   Samuel A. Dedio.  Managing Director
        -  Joined DeAM in 1999.
        - Prior to joining DeAM, he served as an analyst at Ernst & Young LLP, Evergreen Asset Management and Standard & Poor's Corp.

      --   Robert Janis.  Managing Director
        -  Joined DeAM in 2004.
        - Prior to joining DeAM, he served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID CAP STOCK TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of mid-sized companies with significant capital appreciation potential.

     Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Trust tends to invest in companies whose capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index.

     Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Mid Cap Stock Trust may invest up to 15% of its assets in foreign securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

 -- The portfolio may invest in mid cap equity securities. The risks of investing in mid cap securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/2001) and the lowest return was -23.64% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        -4.0%      -11.0%     -22.6%     42.3%      19.0%
         2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Mid Cap Stock Trust
   Series NAV(B)                                          19.04%    2.32%     2.19%     04/29/2005
   Series I                                               19.04%    2.32%     2.19%     05/01/1999
   Series II(C)                                           18.75%    2.22%     2.10%     01/28/2002
   Series III(D)                                          19.04%    2.32%     2.19%     09/05/2003
 Russell Midcap Growth Index(A)                           15.48%   -3.36%     2.96%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

     The Portfolio Manager is:

      -- Michael T. Carmen, CFA, Senior Vice President of Wellington Management, has served as Portfolio Manager of the Trust since April, 2000. Mr. Carmen joined Wellington Management as an investment professional in 1999. Prior to joining Wellington Management, Mr. Carmen was an investment professional at Kobrick Funds (1997-1999).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

NATURAL RESOURCES TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term total return.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The portfolio seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The portfolio invests in four major areas:
1) energy, 2) metals and mining, 3) forest products and 4) other natural resource-based companies which are described below.

     Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

     Metals and Mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

     Forest Products. The forest products sector includes timber, pulp and paper product companies.

     Other Natural Resources-Based Companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

     The portfolio's "normal" allocation across the natural resources sub-sectors is approximately:

      --   60% -- Energy and energy related

      --   30% -- Metals and mining

      -- 10% -- Forest products, miscellaneous commodities companies, and non-ferrous metals.

     The "normal" sub-sector allocation reflects Wellington Management's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The portfolio's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

     Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions, the portfolio is fully invested.

     Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management's analysis is understanding the economic and political dynamics of each of these countries. The portfolio may invest without limitation in foreign securities. The portfolio utilizes currency hedging to protect the value of the portfolio's assets when Wellington Management deems it advisable to do so.

     Wellington Management utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the portfolio on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

     Benchmark. The custom natural resources benchmark will consist of: 60% MSCI World Energy Sources and Equipment & Services, 30% MSCI World Metals and Mining and 10% MSCI World Forest Products & Paper.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity and equity-related securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in natural resource related companies which involves special risks. For example, these companies may be affected by international political and economic developments, energy conservation, success of exploration projects, tax and other government regulations.

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is nondiversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 23.63% (for the quarter ended 12/2003) and the lowest return was -0.30% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        24.3%
         2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Natural Resources Trust
   Series NAV(B)                                          24.32%    42.09%     04/29/2005
   Series I                                               24.32%    42.09%     05/01/2003
   Series II                                              24.05%    41.81%     05/01/2003
   Series III(C)                                          24.04%    41.90%     09/05/2003
 Lipper Natural Resources Funds Index(A, D)               35.25%    38.51%
 Lipper Natural Resources Funds Classification(A)         29.76%    39.07%
 Combined Index(A, E)                                     23.04%    39.80%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

(D)The Lipper Natural Resources Funds Index was added to more accurately reflect the investment objective of the Natural Resources Trust.

(E)The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

     The following people are primarily responsible for management of the Natural Resources Trust:

      -- James A. Bevilacqua, Senior Vice President of Wellington Management, has served as Portfolio Manager of the Natural Resources Trust since its inception in May, 2003. Mr. Bevilacqua joined Wellington Management as an investment professional in 1994.

      -- Karl E. Bandtel, Senior Vice President of Wellington Management, joined the firm as an investment professional in 1990. Mr. Bandtel has been involved in the portfolio management and securities analysis for the Trust since its inception in May, 2003.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

ALL CAP GROWTH TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks to achieve this investment objective by investing its assets, under normal market conditions, principally in common stocks of companies that the portfolio managers believe likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

     The All Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

      -- "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and

      -- "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

     The All Cap Growth Trust may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The All Cap Growth Trust may:

      --   purchase and sell stock index futures contracts,

      -- purchase options on stock index futures as a hedge against changes in market conditions,

      -- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,

      -- write (sell) covered call options (up to 25% of the value of the portfolio's net assets),

      -- foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase of sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

     See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

 -- The portfolio may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

     The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 36.09% (for the quarter ended 12/1999) and the lowest return was -23.20% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        15.3%      28.3%      44.7%      -10.8%     -23.8%     -24.4%     29.2%       6.5%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One     Five     Life of    Date First
                                                          Year    Years    Portfolio   Available
 All Cap Growth Trust
   Series NAV(D)                                          6.52%   -6.68%     5.61%     04/29/2005
   Series I                                               6.52%   -6.68%     5.61%     03/04/1996
   Series II(E)                                           6.33%   -6.77%     5.56%     01/28/2002
   Series III(F)                                          6.52%   -6.68%     5.61%     09/05/2003
 Russell 3000 Growth Index(B)                             6.93%   -8.87%     6.16%
 Combined Index(B, C)                                     6.93%   -8.87%     4.25%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)The Combined Index is a blend of the Russell Midcap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter.

(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(F)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     A I M Capital Management, Inc., ("AIM"). AIM manages the All Cap Growth Trust. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

     The Portfolio Managers are:

      -- Christian A. Costanzo (since May, 2003). Ms. Costanzo has been associated with AIM/and or its affiliates since 1995.

      -- Robert J. Lloyd (since May, 2003). Mr. Lloyd has been associated with AIM/and or its affiliates since 2000. From 1997 to 2000, he was a trader for American Electric Power.

      -- Bryan A. Unterhalter (since August, 2003). Mr. Unterhalter has been associated with AIM/and or its affiliates since 1997. Mr. Unterhalter began his investment career in 1995 as an equity trader with First Interstate Bank.

      -- Kenneth A. Zschappel (since May, 1999). Kenneth A. Zschappel (lead manager), Senior Portfolio Manager, who has been responsible for the All Cap Growth Trust since 1999 and has been associated with AIM and/or its affiliates since 1990. As the lead manager, Mr. Zschappel generally has final authority over all aspects of the fund's investment portfolio, portfolio construction techniques, portfolio risk assessment, and the degree to which Mr. Zschappel may perform these functions, and the nature of these functions, may change from time to time.

     The portfolio managers are assisted by AIM's Multi Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund, but do no have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC OPPORTUNITIES TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:  To seek growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

INVESTMENT STRATEGIES: The portfolio normally invests primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

     FMR normally invests the portfolio's assets primarily in common stocks.

     FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

     FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing

     The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

PERFORMANCE(A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 27.76% (for the quarter ended 3/1987) and the lowest return was -27.33% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        42.8%      20.1%      19.3%       9.4%      27.8%      -6.4%      -15.3%     -38.8%     25.8%      12.3%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five       Ten     Date First
                                                           Year      Years     Years    Available
 Strategic Opportunities Trust
   Series NAV(E)                                           12.32%    -7.24%     6.98%   04/29/2005
   Series I                                                12.32%    -7.24%     6.98%   06/18/1985
   Series II(F)                                            12.39%    -7.29%     6.95%   01/28/2002
 S&P 500 Index(B, C)                                       10.87%    -2.30%    12.07%
 Combined Index(B, D)                                      10.87%     1.82%    11.39%

(A)Current subadviser assignment became effective December 13, 1991.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)Effective November 1, 2002, the portfolio's performance is compared against the Standard & Poor's 500 (S&P 500) Index, rather than the Russell 3000 Index, due to changes in the portfolio's investment policies which resulted in a change to the portfolio's benchmark.
(D)The Combined Index represents the performance of the Russell Midcap Index from inception to April 30, 2001 and the Russell 3000 Index from May 1, 2001 through October 2002, and the performance of the S&P 500 Index thereafter.
(E)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(F)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Fidelity Management & Research Company ("FMR") has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolio listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR and its affiliate, FMR Co., Inc, had approximately $799 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly-owned subsidiary of FMR.

     The Portfolio Manager is:

      -- Jason Weiner (since April, 2003). Mr. Weiner is vice president and portfolio manager for FMRC. Since joining FMR in 1991 and FMRC in 2001, Mr. Weiner has worked as a research analyst and manager.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

FINANCIAL SERVICES TRUST

SUBADVISER:  Davis Selected Advisers, L.P. ("Davis")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of financial services companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

     Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

     Davis uses the Davis investment philosophy in managing the Financial Services Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for banking and financial services companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

         --  First-class management                       --  Proven record as an acquirer
         --  Management ownership                         --  Strong balance sheet
         --  Strong returns on capital                    --  Competitive products or services
         --  Lean expense structure                       --  Successful international operations
         --  Dominant or growing market share in a        --  Innovation
             growing market

     The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Financial Services Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

      -- securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and

      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio concentrates its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector. The risks of investing in the banking and financial services industries are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is nondiversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio may invest in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.96% (for the quarter ended 06/2003) and the lowest return was -15.36% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -17.9%     33.6%      10.4%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Financial Services Trust
 Series NAV(C)                                            10.38%     3.31%     04/29/2005
 Series I                                                 10.38%     3.31%     04/30/2001
 Series II(D)                                             10.09%     3.16%     01/28/2002
 Series III(E)                                            10.11%     3.24%     09/05/2003
 Lipper Financial Services Funds Index(A, B)              13.98%     7.69%
 Lipper Financial Services Funds Classification(A)        13.79%     8.94%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)The Lipper Financial Services Funds Index was added to more accurately reflect the investment objective of the Financial Services Trust.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Davis Selected Advisers, L.P. Advisors ("Davis") was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

     The Portfolio Managers are:

      -- Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

      -- Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL OPPORTUNITIES TRUST

SUBADVISER:  Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio normally invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging markets.

     The portfolio uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the subadviser also may examine such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the subadviser identifies sectors, industries and companies that it believes may benefit from the overall trends that the subadviser has observed.

     The subadviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, the subadviser may focus on any of a number of different attributes including the company's specific market expertise or dominances, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

     As part of this fundamental, "bottom-up" research, the subadviser may visit with various levels of a company's management as well as with its customers, suppliers and competitors. The subadviser may also prepare detailed earnings and cash flow models of some companies. These models enable the subadviser to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to seek to replicate and describe a company's past, present and projected future performance. The models generally include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

     The subadviser may reduce a position in or sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, when the subadviser finds other, more attractive opportunities, or for other reasons.

     Primarily for hedging purposes, the portfolio may use options (including options on securities and securities indices), futures, and foreign currency forward contracts.

     Under normal market conditions, the portfolio may invest up to 10% of its total assets in all types of fixed income securities and up to an additional 5% of its total assets in high-yield bonds and mortgage and asset-backed securities. The portfolio may also invest in the securities of other investment companies to a limited extent, and would intend to do so primarily for cash management purposes. For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- Emerging Markets Risk. The risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected be national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

 -- Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities.

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Marsico Capital Management, LLC ("MCM"), located at 1200 17th Street, Suite 1600, Denver, CO 80202, was organized in September 1997 as a registered investment adviser. MCM provides investment management services to other mutual funds, institutional accounts and private accounts. Thomas F. Marsico is the founder and Chief Executive Officer of the firm. MCM is an indirect wholly-owned subsidiary of Bank of America Corporation.

     The portfolio manager is:

      -- James G. Gendelman (since 2005). James G. Gendelman is the portfolio manager of the International Opportunities Portfolio. Prior to joining Marsico Capital Management in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL STOCK TRUST

SUBADVISER:  Deutsche Asset Management Investment Services Ltd ("DeAMIS")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in common stocks. The portfolio primarily invests in the countries that make up the MSCI EAFE Index.

     Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. The portfolio primarily invests in the countries that make up the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index including up to 15% in securities of companies located in emerging markets.

     The MSCI EAFE Index has a market capitalization of $89 to $212 as of December 31, 2004. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

     Strategy. DeAMIS seeks to identify a focused list of approximately 30 to 40 companies that offer, in DeAMIS's opinion, the greatest upside potential on a rolling 12 month view. DeAMIS uses an entirely bottom-up approach, with no active allocation between countries, regions or industries.

     Investment Process. DeAMIS begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

     Research is conducted by 15 global sector research teams in addition to 5 local research teams. These analysts are based in DeAMIS's worldwide offices but are connected by a systematic valuation approach, encapsulated in CFROI (cashflow return on investment). Focusing on CFROI enables DeAMIS to attempt to remove the distortions found in traditional accounting methods and enables the analyst to focus on the true worth of the company. Teams of analysts identify those companies with high and sustainable return on capital and long-term prospects for growth. The most important part of our investment process is the company meeting schedule.

     Each global sector analyst ranks their stocks relative to their own sector. Stocks are ranked on a relative expected return and the level of conviction. Based on fundamental research, DeAMIS sets a target price objective (DeAMIS's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. DeAMIS applies a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when DeAMIS revised price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

     Other Investments. The portfolio may also invest up to 20% of its assets in cash equivalents, U.S. investments grade fixed income securities and U.S. stocks and other equity securities.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Temporary Defensive Investing

     DeAMIS may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. DeAMIS could place up to 100% of the portfolio's asset in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent DeAMIS might adopt such a position and over the course of its duration, the portfolio may not meet its goal of capital appreciation.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in foreign equity securities including securities of companies in emerging markets. This and other risks of investing in foreign securities and equity securities are set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio may invest in foreign securities in emerging markets, an investment in the portfolio will be riskier than a portfolio that only invests in developed foreign countries. To the extent the portfolio uses futures and options, it is exposed to additional volatility and potential losses.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities.

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 23.58% (for the quarter ended 12/1999) and the lowest return was -22.22% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         1.4%      14.9%      29.7%      -16.6%     -21.5%     -21.7%     30.3%      15.6%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 International Stock Trust
   Series NAV(C)                                          15.59%   -5.04%     1.95%     04/29/2005
   Series I                                               15.59%   -5.04%     1.95%     01/01/1997
   Series II(D)                                           15.35%   -5.09%     1.92%     01/28/2002
   Series III(E)                                          15.31%   -5.09%     1.91%     09/05/2003
 MSCI EAFE Index(B)                                       20.70%   -0.80%     5.21%

(A)Effective November 25, 2002, DeAMIS became the subadviser to the International Stock Trust. Performance reflects results prior to this change.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management Investment Services, Ltd. (DeAMIS) located at One Appold Street, London, England, is an indirect wholly-owned subsidiary of Deutsche Bank AG which is described above.

     DeAMIS provides a full range of investment advisory services to retail and institutional clients and as of December 31, 2004 had total assets under management of approximately $7 billion.

     The portfolio managers are:

      --   Alex Tedder, Managing Director

        - Joined DeAMIS in 1994 after 4 years of experience managing European equities as well as responsibility for the insurance sector at Schroder Investment Management.

        - MA from Freiburg University.

      --   Matthias Knerr, CFA, Director

        - Joined DeAMIS in 1995 as member of International Equity team serving as portfolio manager and investment analyst in New York; formerly head of global equity research team for Capital Goods sector.

        - BS from Pennsylvania State University.

      --   Sangita Uberoi, CFA, Director

        - Joined DeAMIS in 1994 as a member of the International Equity team serving as portfolio manager for Collective International Investment Fund and investment analyst in New York, after 2 years of experience in equity research & investments at Lehman Brothers & Smith Barney; formerly head of global equity research team for Consumer Goods, Retail and Leisure Sector.

        - BA from Tufts University.


     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.


INTERNATIONAL SMALL CAP TRUST

SUBADVISER:  Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The Portfolio invests primarily in the common stock of smaller companies outside the U.S.

     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $2 billion or less ("small company securities").

     The portfolio may invest in small company securities in emerging markets. In some emerging markets, the Portfolio may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Portfolio may also invest a portion of its assets in the equity securities of larger foreign companies.

     An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

     The Portfolio may invest more than 25% of its assets in the securities of issuers located in any one country. At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).

     When choosing equity investments for this Portfolio, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profits margins and liquidation value.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in foreign securities, especially securities of small companies. The risks of investing in foreign securities, equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- Because the portfolio invests primarily in foreign securities, which are generally riskier investments than U.S. securities investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. small companies.

 -- The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities.

PERFORMANCE(A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/1999) and the lowest return was -22.36% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

         0.8%      11.9%      84.9%      -29.2%     -31.1%     -16.7%     54.7%      21.2%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 International Small Cap Trust
   Series NAV(D)                                          21.23%   -5.28%     6.45%     04/29/2005
   Series I                                               21.23%   -5.28%     6.45%     03/04/1996
   Series II(E)                                           21.03%   -5.34%     6.41%     01/28/2002
   Series III(F)                                          20.98%   -5.32%     6.42%     09/05/2003
 Citigroup Global
   ex U.S. < $2 billion Index(B)                          29.99%    8.65%     6.74%
 Combined Index(B, C)                                     29.99%    2.99%     7.72%

(A)Current subadviser assignment became effective May 5, 2003.

(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)The Combined Index is a blend of the MSCI World ex US Index from inception through May 31, 2003 and the Citigroup Global ex US < $2 billion Index from June 1, 2003 and thereafter.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(F)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, has been in the business of providing investment advisory services since 1954. As of December 31, 2003, Templeton and its affiliates manage over $301 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The portfolio is managed by the following two portfolio managers:

      -- Tucker Scott (since May, 2003). Mr. Scott joined Templeton in 1996 and is currently a Senior Vice President. He is a Chartered Financial Analyst (CFA).

      -- Cindy Sweeting (since May, 2003). Ms. Sweeting joined the Templeton in 1997 and is currently an Executive Vice President and Director of Research. She is a Chartered Financial Analyst (CFA).

      -- Simon Rudolph (since May, 2004). Mr. Rudolph joined Templeton in 1997 and is currently an Executive Vice President. He is a Chartered Accountant (ACA) and a member of the Institute of Chartered Accountants of England and Wales.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

OVERSEAS EQUITY TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its assets in equity securities of companies outside the U.S. in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.

     The subadviser selects stocks using proprietary fundamental research to identify companies that are believed to be:

      --   Undervalued (i.e., with current stock prices below long-term value);
           and

      -- Asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs.

     The subadviser employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing its management, financial strength, products, markets, competitors, and future earnings and dividends.

     The portfolio is subadvised using a multiple portfolio manager system in which the portfolio is divided into segments that are each managed by individual portfolio managers and/or research analysts. The portfolio is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts.

     The portfolio's country and regional exposures are primarily a result of stock selection and, therefore, may vary significantly from the benchmark.

     The portfolio invests in at least three different countries other than the U.S.

     The portfolio will invest no more that 15% of its assets in emerging market stocks.

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The subadviser may use derivatives, such as futures and forwards, to implement foreign currency management strategies. Currency management strategies are primarily use for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

     The portfolio may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in foreign equity securities. The risks of investing in foreign securities and the risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio has the ability to invest in IPOs and a significant portion of the portfolio's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a portfolio with a small asset base. In addition, the portfolio's investments in IPOs may be subject to more erratic price movements that the overall equity market.

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities.

PERFORMANCE(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 24.44% (for the quarter ended 12/1999) and the lowest return was -22.07% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         2.0%      16.0%      34.0%      -16.4%     -21.0%     -18.2%     32.4%      11.0%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Overseas Equity Trust
   Series NAV(A)                                          11.02%   -4.49%     3.46%     05/01/1996
   Series I(C)                                            11.02%   -4.49%     3.46%     04/29/2005
   Series II(C)                                           11.02%   -4.49%     3.46%     04/29/2005
 MSCI EAFE Index(B)                                       20.70%   -0.80%     4.85%
 Combined Index(B, D)                                     20.04%   -0.20%     4.93%

(A)The Series NAV shares of the Overseas Equity Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust's predecessor. These shares were first issued May 1, 1996.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Series I, and Series II shares of the Overseas Equity Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.
(D)The Combined Index represents the MSCI All Country World Ex U.S. Index from May 1996 to April 2004 and now the MSCI EAFE Index from May 2004 to the present.

SUBADVISERS AND PORTFOLIO MANAGERS

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

     The portfolio is managed by an investment team consisting of 10 portfolio managers and 32 research analysts.

     The Portfolio Managers are:

      -- David I. Fisher (since 2005). Mr. Fisher joined CGTC in 1969 and is Chairman.

      --   Arthur J. Gromadzki (since 2005).  Mr. Gromadzki joined CGTC in 1987.

      -- Richard N. Havas (since 2005). Mr. Havas joined CGTC in 1986 and is a Senior Vice President.

      -- Nancy I. Kyle (since 2005). Ms. Kyle joined CGTC in 1991 and is a Senior Vice President.

      -- Gerald du Manior (since 2005). Mr. De Manior joined CGTC in 1990 and is the Research Team Coordinator.

      -- Christopher A. Reed (since 2005). Mr. Reed joined CGTC in 1994 and is a Vice President.

      -- Lionel M. Sauvage (since 2005). Mr. Sauvage joined CGTC in 1987 and is a Senior Vice President.

      -- Nilly Sikorsky (since 2005). Mr. Sikorsky joined CGTC in 1962 and is a President.

      -- Rudolf M. Staehelin (since 2005). Mr. Staehelin joined CGTC in 1981 and is a Senior Vice President.

      -- John Mant (since 2005). Mr. Mant joined Capital International Limited (a sister company to CGTC) in 1990 and is a Senior Vice President.

      -- Seung Kwak (since 2005). Mr. Kwak joined Capital International KK (a sister company to CGTC in 2002 and is a Senior Vice President.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL VALUE TRUST

SUBADVISER:  Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

     Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

     Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

     For information on temporary defensive investing see "Investments Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The International Value Trust does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities of companies located outside the United States. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 25% of its assets in debt (fixed income) securities including foreign debt securities. The risks of investing in fixed income securities and in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio has a 25% limit on debt securities, these risks will not affect the portfolio to the same degree as the risks of foreign equity securities.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities.

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.18% (for the quarter ended 6/2003) and the lowest return was -23.56% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -6.5%      -10.0%     -17.8%     44.9%      21.5%
         2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 International Value Trust
   Series NAV(B)                                          21.54%    4.03%     4.23%     04/29/2005
   Series I                                               21.54%    4.03%     4.23%     05/01/1999
   Series II(C)                                           21.37%    3.95%     4.17%     01/28/2002
   Series III(D)                                          21.27%    3.98%     4.19%     09/05/2003
 MSCI EAFE Index(A)                                       20.70%   -0.80%     2.62%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, has been in the business of providing investment advisory services since 1954. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The Portfolio Managers are:

     Lead Portfolio Manager

      -- Tucker Scott (since May, 1999). Mr. Scott joined Templeton in 1996 and is currently Senior Vice President. Prior to joining Franklin Templeton, Mr. Scott worked at Aeltus Investment Management. He is a Chartered Financial Analyst (CFA) Charter holder.

The following individual has secondary portfolio management responsibilities:

      -- Cindy L. Sweeting (since 2003). Ms. Sweeting joined Templeton in 1997 and is currently an Executive Vice President and Director of Research. She is a Chartered Financial Analyst (CFA) Charter holder.

      -- Antonio T. Docal (since 2003). Mr. Docal joined Templeton in 2001 and is currently a Senior Vice President. He is a Chartered Financial Analyst (CFA) Charter holder.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

QUANTITATIVE MID CAP TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The portfolio may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

     Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap. Using this definition, as of January 31, 2005, the largest company in the mid-cap universe was about $8.7 billion and the smallest about $1.5 billion.

     MFC Global ("U.S.A.") uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MFC Global ("U.S.A.")'s equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities with strong industry position, leading market share, proven management and a strong balance sheet. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the portfolio.

     The Quantitative Mid Cap Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Quantitative Mid Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities, especially mid-cap equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities -- Equity Securities" and "Risks of Investing in Certain Types of Securities -- Small and Medium Size Companies."

 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in mid cap equity securities. The risks of investing in mid cap securities are set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflect the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.96% (for the quarter ended 6/2003) and the lowest return was -23.63% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        -22.7%     38.5%      18.2%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Quantitative Mid Cap Trust
   Series NAV(B)                                          18.21%     0.90%     04/29/2005
   Series I                                               18.21%     0.90%     04/30/2001
   Series II(C)                                           17.89%     0.76%     01/28/2002
 S&P Mid Cap 400 Index(A)                                 16.48%     8.64%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Rhonda Chang (since May, 2001). Ms. Chang joined MFC Global (U.S.A.) in 1996. She is a Vice President and a Senior Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from York University with an MBA.

      -- Noman Ali (since January, 2005). Mr. Ali joined MFC Global (U.S.A.) in 1999. He is an Assistant Vice President and Portfolio Manager, U.S. Equity at Manulife Financial. He is a Chartered Financial Analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID CAP CORE TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

     The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap Index measure the performance of the 800 companies with the lowest market capitalization in the Russell 1000 Index. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000 Index, which measure the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap Index are considered representative of medium-sized companies. As of December 31, 2004, the market cap range of the Russell Mid Cap Index was $631 million to $33.8 billion.

     In complying with the 80% investment requirement, the portfolio's investments may include synthetic instruments. Synthetic instruments are investment that have economic characteristics similar to the portfolio's direct investments. The portfolio may invest up to 20% of it assets in equity securities of companies in other market capitalization ranges. The portfolio may also invest up to 20% of its assets in investment-grade debt securities. The portfolio may invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the portfolio may hold a portion of its assets in cash or cash equivalents, including shares of money market funds*. Any percentage limitations with respect to assets of the portfolio are applied at the time of purchase.

     In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in mid-cap companies. The risks of investing in mid-cap companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 20% of its assets in investment-grade debt securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

PERFORMANCE (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.66% (for the quarter ended 12/2003) and the lowest return was -2.55% (for the quarter ended 9/2004).


--------------------------------------------------------------------------------

        14.3%
         2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Mid Cap Core Trust
   Series NAV(B)                                          14.31%    22.56%     04/29/2005
   Series I                                               14.31%    22.56%     05/05/2003
   Series II                                              14.13%    22.35%     05/05/2003
   Series III(C)                                          14.31%    22.56%     09/05/2003
 Russell Midcap Index(A)                                  20.22%    32.96%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     A I M Capital Management, Inc., ("AIM"). AIM manages the Mid Cap Core Trust. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

     The Portfolio Managers are:

      -- Ronald S. Sloan (Lead Manager) (since May, 2003). Mr. Sloan is a Senior Portfolio Manager at AIM. Mr. Sloan joined AIM in 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GLOBAL TRUST

(formerly, Global Equity Trust)

SUBADVISER:  Templeton Global Advisors Limited ("Templeton Global").

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

     Equity securities include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

     Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

     The portfolio may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Please see "Hedging and Other Strategic Transactions -- Swaps, Caps, Floors and Collars in the Statement of Additional Information for further information.

     When choosing equity investments for the portfolio, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Trust may invest primarily in cash, cash equivalents, money market securities or other short-term debt securities. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities.

PERFORMANCE(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 17.83% (for the quarter ended 6/2003) and the lowest return was -16.96% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

         7.7%      12.6%      20.8%      12.2%       3.7%      12.2%      -16.1%     -19.1%     27.5%      14.8%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Ten    Date First
                                                           Year    Years    Years   Available
 Global Trust
   Series NAV(C)                                          14.75%    2.18%   6.62%   04/29/2005
   Series I                                               14.75%    2.18%   6.62%   03/18/1988
   Series II(D)                                           14.53%    2.10%   6.58%   01/28/2002
   Series III(E)                                          14.53%    2.14%   6.60%   09/05/2003
 MSCI World Index(B)                                      15.25%   -2.05%   8.53%

(A)Effective October 1, 1996, April 30, 2001 and December 9, 2003, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Templeton Global, located at Box N-7759, Nassau, Bahamas has been in the business of providing investment advisory services since 1954. As of December 31, 2003, Templeton and its affiliates manage over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The portfolio's lead portfolio manager is:

      -- Jeffrey A. Everett (since December, 2003). Mr. Everett joined the Templeton in 1989 and is currently President of Templeton Global Advisors Limited and a Chief Investment Officer -- Retail for the Templeton Global Equity Group. He is a Chartered Financial Analyst
           (CFA).

     The following individuals have secondary portfolio management responsibilities:

      -- Murdo Murchison (since December, 2003). Mr. Murchinson joined the Templeton in 1993 and is currently Executive Vice President of Templeton Global Advisors Limited. He is a Chartered Financial Analyst (CFA).

      -- Lisa Myers (since December, 2003). Ms. Myers joined Templeton in 1996 and is currently Vice President of Templeton Global Advisors Limited. She is a Chartered Financial Analyst (CFA).


     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.


CAPITAL APPRECIATION TRUST

SUBADVISER:  Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests at least 65% of the portfolio's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

     Jennison follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Jennison looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

     Securities in which the Capital Appreciation Trust invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the portfolio is not likely to receive significant dividend income on its portfolio securities.

     In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Capital Appreciation Trust invests include: (i) American Depository Receipts (ADRs);
(ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITS) and similar securities. (Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that the portfolio can convert into the company's common stock or some other equity security.)

     The Capital Appreciation Trust may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

     In addition to the principal strategies discussed above, the Capital Appreciation Trust may also use the following investment strategies to attempt to increase the portfolio's return or protect its assets if market conditions warrant:

     1. The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

     2. The portfolio may make short sales of a security including short sales "against the box."

     3. The portfolio may invest up to 20% of the portfolio's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.)

     4. The portfolio may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

     5. The portfolio may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

     6. The portfolio may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or the equivalent rating by another rating service.) These include corporate debt and other debt obligations of U.S. and foreign issuers. The portfolio may invest in obligations that are not rated, but that the Jennison believes are of comparable quality to these obligations.

     7. The portfolio may invest in repurchase agreements.

     Jennison considers selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.38% (for the quarter ended 12/2001) and the lowest return was -19.64% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        -18.4%     -30.6%     29.5%       9.3%
         2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Capital Appreciation Trust
   Series NAV(B)                                          9.33%    -8.11%     04/29/2005
   Series I                                               9.33%    -8.11%     11/01/2000
   Series II(C)                                           9.23%    -8.18%     01/28/2002
   Series III(D)                                          9.33%    -8.11%     09/05/2003
 Russell 1000 Growth Index(A)                             6.30%    -9.71%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(E)Since November, 2000 a portion of the Capital Appreciation Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management.

     The Portfolio Managers are:

      -- Michael A. Del Balso (since November, 2000). Mr. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

      -- Spiros Segalas (since November, 2000). Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

      -- Kathleen A. McCarragher (since November, 2000). Ms. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. GLOBAL LEADERS GROWTH TRUST

SUBADVISER:  Sustainable Growth Advisers, L.P. ("SGA")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

     Under normal market conditions, at least 80% of the portfolio's assets will be invested in stocks of companies the subadviser regards as U.S. Global Leaders. The subadviser consider U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:

      -- Hold leading market share of their relevant industries that result in high profit margins and high investment returns.

      -- Supply consumable products or services so that their revenue streams are recurring.

     The subadvisers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the subadvisers believe they will continue to enjoy favorable prospectus for capital growth and are not overvalued in the marketplace.

     As a result of its investment strategy, the portfolio typically invests in large capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index).

     The portfolio may invest in other types of equities and foreign stocks.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the portfolio to underperform investments that focus on small- or medium capitalization stocks.

 -- The portfolio focuses on growth stocks, which could underperform value stocks.

 -- The portfolio may invest in multinational companies which may have substantial international operations. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     SGA manages the U.S. Global Leader Growth Trust. SGA is located at 1285 Avenue of the Americas, 35th Floor, New York, NY 10019. SGA was founded in July, 2003 and is controlled by its founders, George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who are also the portfolio managers of the portfolio.

     The portfolio is managed by the following portfolio managers.

      -- George P. Fraise (since May, 2004). Mr. Fraise is a principal of SGA. From 2000-2003, Mr. Fraise was executive vice president of Yeager, Wood & Marshall, Inc. From 1997 to 2000, Mr. Fraise was a portfolio manager at Scudder Kemper Investments.

      -- Gordon M. Marchand (since May, 2004). Mr. Marchand is a principal of SGA. From 1984-2003, Mr. Marchand was chief financial and operating officer of Yeager, Wood & Marshall, Inc.

      -- Robert L. Rohn (since May, 2004). Mr. Rohn is a principal of SGA. From 1992 to 2003, Mr. Rohn was an Analyst and Portfolio Manager at W.P. Stewart & Co. ("W.P. Stewart") and held positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., W.P. Stewart's core U.S. investment business, and served as Chairman of the W.P. Stewart Inc.'s Management Committee.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

QUANTITATIVE ALL CAP TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited. ("MFC GLOBAL (U.S.A.)")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

     MFC Global ("U.S.A.") ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative Analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The management team will then use fundamental analysis to identify large, mid and small cap companies with strong industry position, leading market share, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the portfolio.

     The Quantitative All Cap Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Quantitative All Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

     The portfolio may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the portfolio.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest to a limited extent in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest to a limited extent in fixed income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.17% (for the quarter ended 12/2003) and the lowest return was -1.38% (for the quarter ended 9/2004).


--------------------------------------------------------------------------------

        14.9%
         2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Quantitative All Cap Trust
   Series NAV(B)                                          14.91%    24.11%     04/29/2005
   Series I                                               14.91%    24.11%     05/05/2003
   Series II                                              14.67%    23.89%     05/05/2003
   Series III(C)                                          14.87%    24.02%     09/05/2003
 Russell 3000 Index(A)                                    11.95%    22.32%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly known as Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Harpreet Singh (since May, 2003). Mr. Singh joined MFC Global (U.S.A.) in August of 2000. He is Vice President and a Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global (U.S.A.) in 2000, Mr. Singh was Quantitative Analyst at Standish, Ayer & Wood Inc. Mr. Singh graduated with an MBA from Bentley College and a B. Tech (Chemical Engineering) from Indian Institute of Technology.

      -- Chris Hensen (since May, 2003). Mr. Hensen joined MFC Global (U.S.A.) in July of 1995. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hensen holds the Chartered Financial Analyst designation and is a graduate of York University with a BBA and an MBA.

      -- Rhonda Chang (since May, 2003). Ms. Chang joined MFC Global (U.S.A.) in 1994 as research analyst with the U.S. equity team and was promoted to portfolio manager in 1996. She is now a Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Prior to joining MFC Global (U.S.A.) in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She holds the Chartered Financial Analyst designation and graduated from York University with an MBA.

      -- Robert Lutzko (since May, 2003). Mr. Lutzko joined MFC Global (U.S.A.) in September of 1995. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Prior to joining MFC Global (U.S.A.) in 1995, Mr. Lutzko was Portfolio Manager U.S. Equities, managing both U.S. Large-Cap and Small-Cap investments at the Workers Compensation Board's Investment Management division. Mr. Lutzko holds the Chartered Financial Analyst designation and is a graduate of Sheridan College (Computer Science).

      -- Brett Hryb (since May, 2003). Mr. Hryb joined MFC Global (U.S.A.) in March of 1993. He is an Assistant Vice President and a Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hyrb holds the Chartered Financial Analyst designation and is a graduate of McMaster University (B.Comm).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

ALL CAP CORE TRUST

SUBADVISER:  Deutsche Asset Management, Inc. ("DeAM")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index (As of December 31, 2004, the market cap range of the Russell 3000 Index was $59 million to $385.2 billion.)

     The portfolio may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

     The portfolio may also invest in U.S. Government securities and up to 5% of its assets in foreign securities.

     Investment Philosophy. DeAM pursues an actively managed, quantitative investment process. DeAM's investment philosophy is based on three central tenets:

      -- Securities have an intrinsic value from which they deviate over time. DeAM believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

      -- Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

      -- Quantitative investment models provide an improved framework for selecting mispriced stocks in an unbiased, consistent and repeatable manner.

     Quantitative Investment Approach. DeAM blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. DeAM's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. DeAM believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DeAM also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

     By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

     Portfolio Construction and Quantitative Risk Management. DeAM extensively screens the Russell 3000 universe using multiple investment parameters to identify what DeAM believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 23.59% (for the quarter ended 12/1999) and the lowest return was -24.41% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        25.4%      24.0%      37.2%      -27.3%     -21.4%     -25.2%     31.5%      16.3%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five      Life of    Date First
                                                           Year     Years    Portfolio   Available
 All Cap Core Trust
   Series NAV(D)                                          16.33%    -8.14%     5.25%     04/29/2005
   Series I                                               16.33%    -8.14%     5.25%     07/15/1996
   Series II(E)                                           16.06%    -8.22%     5.19%     01/28/2002
 Russell 3000 Index(B)                                    11.95%    -1.16%     8.93%
 Combined Index(B, C)                                     11.95%    -7.92%     6.82%

(A)Effective November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to these changes.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(C)The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 Index from January 1, 2003 and thereafter.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. (DeAM), located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     DeAM provides a full range of investment advisory services to retail and institutional clients.

     The portfolio managers are as follows:

      --   Janet Campagna, Managing Director

        - Chief investment officer and Portfolio Manager of Quantitative Strategies.

        - Joined DeAM in 1999 to lead the New York Global Asset Allocation team, being named Global Head of Asset Allocation in 2001, after 11 years of experience as an investment strategist and manager of the Asset Allocation Strategies Group at Barclays Global Investors and as global asset allocation research director at First Quadrant Corp.

        - BS from Northeastern University; MS from California Institute of Technology; PhD from University of California, Irvine.

      --   Robert Wang, Managing Director.

        -  Senior Portfolio Manager for Multi-Asset Class Quantitative
           Strategies.

        - Joined DeAM in 1995 as senior fixed income portfolio manger after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products.

        -  BS in economics from The Wharton School, University of Pennsylvania.

      --   Julie Abbett, Director

        -  Portfolio Manager for Quantitative Strategies.

        - Joined DeAM in 2000 after 4 years of combined experience as a consultant with equity trading services for BARRA, Inc and a product developer at FactSet Research.

        -  BA from University of Connecticut.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

LARGE CAP GROWTH TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations. Portfolio securities are selected based on the fundamental analysis of each issuer. Investments may include domestic and foreign issuers, and growth or value stocks or a combination of both.

     FMR normally invests at least 80% of the portfolio's assets in securities of companies with large market capitalizations. FMR normally invests the portfolio's assets primarily in common stock. Although a universal definition of large market capitalization companies does not exist, for purposes of this portfolio, FMR generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500(R) Index ($750 million to $386 Billion as of December 31, 2004) or the Russell 1000(R) Index ($495 million to $385 billion as of December 31, 2004). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the portfolio's investment. Companies whose capitalization is below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of each index.

     FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

     FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing

     The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

PERFORMANCE(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.83% (for the quarter ended 12/1999) and the lowest return was -18.72% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        22.8%      13.0%      19.1%      19.1%      25.3%      -14.2%     -17.8%     -22.8%     25.3%       6.2%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One     Five      Ten    Date First
                                                          Year     Years    Years   Available
 Large Cap Growth Trust
   Series NAV(D)                                          6.18%    -6.26%   5.96%   04/29/2005
   Series I                                               6.18%    -6.26%   5.96%   08/03/1989
   Series II(E)                                           6.00%    -6.33%   5.92%   01/28/2002
 Russell 1000 Growth Index(B)                             6.30%    -9.29%   9.59%
 Combined Index(B, C)                                     6.30%    -9.29%   5.17%

(A)Effective May 1, 1999, the portfolio changed its investment objective. Performance includes results prior to these changes.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index is comprised of 47.5% of the return of the Dow Jones Wilshire 5000 Index, 20% of the MSCI EAFE Index, 15% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index since inception and 100% return of the Russell 1000 Growth Index thereafter.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     FMR has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolio listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR and its affiliate, FMR Co., Inc, had approximately $799 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio listed above. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly owned subsidiary of FMR.

     The Portfolio Manager is:

      -- Joseph Day (since May, 2005). Mr. Day joined FMR in 1985 and is a Vice President.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

BLUE CHIP GROWTH TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To provide long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGIES: The portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

     In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

     Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

     Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

     Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

     T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies T. Rowe Price targets will have good prospects for dividend growth.

     While most of the assets of the portfolio are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, including, (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

     The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the portfolio but may include non-investment grade debt securities (junk bonds). The portfolio will not purchase a non-investment-grade debt security if, immediately after such purchase, the portfolio would have more than 5% of its total assets invested in such securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Use of Hedging and Other Strategic Transactions

     The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities and to a limited extent in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of

      Securities." Since the portfolio will only invest to a limited extent in fixed income securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

 -- The portfolio invests in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest up to 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/1998) and the lowest return was -17.09% (for the quarter ended 3/2001).


--------------------------------------------------------------------------------

        26.5%      25.9%      26.9%      28.5%      19.4%      -2.8%      -14.6%     -24.3%     29.2%       9.0%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 Blue Chip Growth Trust
   Series NAV(C)                                           9.03%   -2.40%   10.64%   04/29/2005
   Series I                                                9.03%   -2.40%   10.64%   12/11/1992
   Series II(D)                                            8.83%   -2.47%   10.60%   01/28/2002
   Series III(E)                                           8.79%   -2.44%   10.61%   09/05/2003
 S&P 500 Index(B)                                         10.87%   -2.30%   12.07%

(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(F)Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Blue Chip Growth Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Larry J. Puglia (since October, 1996). Mr. Puglia, who joined T. Rowe Price in 1990, is a Vice President of T. Rowe Price and has been managing investments since 1993. He is a Chartered Financial Analyst and a Certified Public Accountant.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. LARGE CAP TRUST

(FORMERLY, U.S. LARGE CAP VALUE TRUST)

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income.

INVESTMENT STRATEGIES: The portfolio invests at least 80% of its net assets
                       (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

     The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the U.S. Large Cap Value Trust may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The U.S. Large Cap Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities, including securities of medium sized companies. The risks of investing in equity securities and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.70% (for the quarter ended 6/2003) and the lowest return was -20.15% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         2.8%      -2.5%      -25.2%     37.1%       9.4%
         2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 U.S. Large Cap Trust
   Series NAV(B)                                           9.39%    2.36%     2.56%     04/29/2005
   Series I                                                9.39%    2.36%     2.56%     05/01/1999
   Series II(C)                                            9.11%    2.25%     2.47%     01/28/2002
   Series III(D)                                           9.14%    2.31%     2.52%     09/05/2003
 S&P 500 Index(A)                                         10.87%   -2.30%    -0.21%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

     The Portfolio Managers are:

      -- Terry Berkemeier (since May, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

      -- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

      -- David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

      -- Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

      -- Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

      -- Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

      -- Alan J. Wilson (since May, 2000). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

     A portion of the portfolio is managed by individual members of the research team.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

CORE EQUITY TRUST

SUBADVISER:  Legg Mason Funds Management, Inc. ("Legg Mason")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

     The portfolio invests, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value. Intrinsic value, according to the subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The subadviser takes a long-term approach to investing, generally characterized by long holding periods and annual portfolio turnover of less than 50%. The portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

     The subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

     The portfolio may also invest in debt securities of companies having one or more of the above characteristics. The portfolio may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in fixed income securities, including non-investment grade fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The subadviser's approach to investing involves the risk that stocks purchased by the subadviser, which the subadviser believes to be undervalued at the time of purchase, may remain undervalued for a significant time period. The subadviser may concentrate much of the portfolio's investments in certain industries, and will, therefore, be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     Legg Mason manages the Core Equity Trust. Legg Mason traces its history to 1982, is a subsidiary of Legg Mason, Inc., a financial services holding company, and is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason serves as the investment manager or adviser for several domestic and offshore equity mutual funds.

     Legg Mason's investment team is led by Bill Miller, its Chief Investment Officer. Mr. Miller is the creator of LMFM's investment process and has served as a portfolio manager with LMFM since 1982. Mary Chris Gay serves as the portfolio manager of the Core Equity Trust. She has managed or co-managed other equity funds advised by LMFM since 1998 and has also served as a research analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC VALUE TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MFS believes are undervalued in the market relative to their long term potential.

     The equity securities of the companies invested in by the portfolio may be undervalued because:

      --   They are temporarily out of favor in the market due to:

      --   a decline in the market

      --   Poor economic conditions

      -- Developments that have affected or may affect the issuer of the securities or the issuer's industry; or

      --   The market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     The fund also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative value make such purchases attractive.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Value Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

     The Strategic Value Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies. The Strategic Value Trust may engage in short sales as described under "Additional Investment Policies -- Short Sales."

     The Strategic Value Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Strategic Value Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and

      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE(A, B, C, D, E, F)
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 19.83% (for the quarter ended 6/2003) and the lowest return was -23.66% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        -27.2%     28.8%      18.0%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Strategic Value Trust
   Series NAV(D)                                           17.98%    -1.48%     04/29/2005
   Series I                                                17.98%    -1.48%     04/30/2001
   Series II(E)                                            17.79%    -1.58%     01/28/2002
   Series III(F)                                           17.79%    -1.52%     09/05/2003
 Russell 1000 Value Index(B)                               16.49%     5.65%
 Combined Index(B, C)                                      16.49%     2.85%

(A)Effective May 1, 2003, the portfolio changed its investment policies.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents the performance of the S&P 500 Index from inception to April 30, 2003 and the Russell 1000 Value Index from May 1, 2003 thereafter.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(F)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. (an insurance company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Managers are:

      -- Kenneth Enright (since November, 2002). Mr. Enright is one of the current portfolio managers of the MFS Strategic Value retail mutual fund. He is a Senior Vice President at MFS and has been employed by MFS since 1986.

      -- Alan T. Langsner (since July, 2004). Mr. Langsner is one of the current portfolio managers of the MFS Strategic Value retail mutual fund. He is a Vice President at MFS and has been employed by MFS since 1999.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

LARGE CAP VALUE TRUST

SUBADVISER:  FUND ASSET MANAGEMENT, L.P. (doing business as "Mercury Advisors")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio will seek to achieve this objective by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations. The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     The portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of large cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Index. As of December 31, 2004, the capitalization range of the Russell 1000 Index as $495 million to $385 billion.

     In selecting securities for the portfolio, the subadviser uses a proprietary model that employs three filters in its initial screens: (1) earnings momentum (which is an evaluation of what it believes to be the issuer's prospects for future earnings per share based on the growth and sustainability of earnings over previous periods); (2) earnings surprise (which analyzes an issuer's reported earnings as opposed to those that were anticipated); and (3) valuations based on price-to-earnings and a dividend discount model. The subadviser looks for strong relative earnings growth, preferring growth based on increased productivity and sales to growth resulting from the company's simply revising its pricing structure. A company's stock price relative to its earnings and book value is also examined. If the subadviser believes that a company is overvalued, the company will not be considered as an investment for the portfolio.

     After the initial screening is done, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

     Because the portfolio will not hold all the stocks in the Russell 1000 Value Index and because a portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform the relevant benchmark, however, the subadviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

      --   Relative price to earnings and price to book ratios

      --   Weighted median market capitalization of the portfolio

      -- Allocation among the economic sectors of the portfolio as compared to the applicable index

      --   Weighted individual stocks within the applicable index.

     The portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts ("ADRs"). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio anticipates that it would generally limit its foreign securities investment to ADRs of issuers in developed countries.

     The portfolio may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which a portfolio may invest.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in debt securities. The risks of investing in debt securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C)
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.46% (for the quarter ended 12/2003) and the lowest return was -0.16% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        21.8%
         2004

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Large Cap Value Trust
   Series NAV(B)                                           21.80%    30.51%     04/29/2005
   Series I                                                21.80%    30.51%     05/05/2003
   Series II                                               21.53%    30.23%     05/05/2003
   Series III(C)                                           21.76%    30.48%     09/05/2003
 Russell 1000 Value Index(A)                               16.49%    25.67%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Mercury Advisors, a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its advisory affiliates constitute one of the world's largest asset management firms overseeing client assets in over 70 countries around the globe.

     The Portfolio Managers for the Large Cap Value strategy are:

      --   Bob Doll

     Senior Portfolio Manager Bob Doll, President and Chief Investment Officer of Merrill Lynch Investment Managers, joined Merrill Lynch Investment Managers in 1999 and heads the Merrill Lynch Large Cap Value Fund team. Mr. Doll received bachelor's degrees in accounting and economics from Lehigh University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder and a Certified Public Accountant.

      --   Milind Sharma

     In addition to Mr. Doll, the investment team includes Quantitative Analyst Milind Sharma, who received a bachelor's degree from Vassar College and completed the Honors Moderations Program at Oxford University. He holds master's degrees in computational finance and applied mathematics from Carnegie Mellon University.

     The team has a combined 28 years of investment experience.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

CLASSIC VALUE TRUST

SUBADVISER:  Pzena Investment Management, LLC. ("Pzena")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

     In managing the portfolio, Pzena seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

     In choosing individual securities, Pzena screens a universe of the 500 largest U.S. listed companies to construct a portfolio of approximately 30 to 40 stocks that Pzena believes generally have the following characteristics:

      -- cheap on the basis of current price to estimated normal level of earnings

      --   current earnings below normal levels

      --   a sound plan to restore earnings to normal

      --   a sustainable business advantage.

     Using fundamental research and a proprietary computer model, Pzena ranks these companies from the cheapest to the most expensive on the basis of current share price to Pzena's estimate of normal long-term earnings power. Pzena's management team then focuses its research efforts on companies in the most undervalued 20% of the universe. After performing rigorous in-depth analysis that typically culminates in discussions with senior company management, Pzena refines its earnings model and makes its final investment decision.

     Before investing, Pzena considers the value of an entire business relative to its price. Pzena views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the portfolio's investments avoids the emotional inputs that can lead to overvalued securities.

     Pzena approaches sell decisions from the same disciplined framework. The subadviser automatically sells a security when it reaches fair value (i.e., the price fairly reflects the normal earnings power and the stock falls to the mid point in Pzena's ranking system. Pzena also will generally sells a security when there are more attractive opportunities or there is a change in company fundamentals.

     Pzena seeks to maintain a fully invested portfolio (generally at least 90% invested), but does not try to make investment decisions based on short-term trends in the stock market. Therefore, if attractively priced stocks cannot be found, the portfolio's cash levels will increase. To the extent the portfolio's cash levels increase, its ability to achieve its investment objective will be limited.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's management strategy has a significant influence on portfolio performance. Large capitalization stocks as a group could fall out of favor with the market, causing the portfolio to underperform investments that focus on small- or medium capitalization stocks.

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     Pzena is located at 120 West 45th Street, 34th Floor, New York, New York 10036. Established in 1995, Pzena is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of January 1, 2005, the majority of Pzena was owned by the firm's five managing principals: Richard S. Pzena (President and Chief Executive Officer), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal, Operations and Administration) and Rama Krishna (Managing Principal, Large Cap Value). In addition, fourteen additional employees owned interests in the firm as of January 1, 2005. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of January 1, 2005, Pzena had approximately $10.7 billion in assets under management.

     The investment team primarily responsible for overseeing the portfolio's investments are:

     Richard S. Pzena (since May, 2004). Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. Mr. Pzena has worked in investment management since 1986 and has been with Pzena since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

     John P. Goetz (since May, 2004). Managing Principal and Co-Chief Investment Officer. Mr. Goetz has worked in investment management since 1996 and has been with Pzena since 1996. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.

     A. Rama Krishna (since May, 2004). Managing Principal, Large Cap Portfolio Manager. Mr. Krishna has been with Pzena since 2003. Prior to 2003, Mr. Krishna was Chief Investment Officer and Head -- Institutional & International, Citigroup Asset Management and Member of Citigroup's Management Committee. Education: B.A. St. Stephen's College, The University of Delhi; MBA and M.A. University of Michigan, Ann Arbor.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

UTILITIES TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

     MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region.

     Equity Investments. The portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

      --   the current regulatory environment;

      --   the strength of the company's management team; and

      -- the company's growth prospects and valuation relative to its long-term potential.

     Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     As noted above, the portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

      --   a fixed income stream, and

      -- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     Fixed Income Investments. The portfolio invests in the following fixed income securities:

      -- corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to 20% of its total assets lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing -- Lower Rated Fixed Income Securities" for further information on these securities.)

      -- mortgage-back securities and asset-back securities, (see "Other Risks of Investing -- Asset Back Securities/ Mortgage Backed Securities" for further information on these securities.)

      -- U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

     In selecting fixed income investments for the portfolio, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     Foreign Securities. The portfolio may invest up to 35% of its total assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

      --   Equity securities of foreign companies in the utilities industry,

      -- Fixed income securities of foreign companies in the utilities industry,

      --   Fixed income securities issued by foreign governments.

     The portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     General. The Utilities Trust may also invest to a limited extent in: (a) municipal bonds, (b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities and (f) indexed/structured securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The Utilities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The Utilities Trust is currently authorized to use all of the various investment strategies referred to under "Additional Information About the Portfolios' Investments -- Hedging and Other Strategic Transactions" (except swaps and related derivative instruments). More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

        - risks of increases in fuel and other operating costs;

        - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

        - coping with the general effects of energy conservation;

        - technological innovations which may render existing plans, equipment or products obsolete;

        - the potential impact of natural or man-made disasters;

        - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

        - the high cost of obtaining financing during periods of inflation;

        - difficulties of the capital markets in absorbing utility debt and equity securities; and

        - increased competition.

     Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the portfolio than on a portfolio with a more broadly diversified portfolio.

 -- The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks.

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

 -- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in fixed income securities include, including non-investment grade fixed income securities, mortgage-backed and asset-backed securities and collateralized mortgage obligations. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 19.87% (for the quarter ended 6/2003) and the lowest return was -17.95% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        -23.5%     34.5%      29.4%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Utilities Trust
   Series NAV(B)                                          29.42%     -0.13%    04/29/2005
   Series I                                               29.42%     -0.13%    04/30/2001
   Series II(C)                                           29.23%     -0.26%    01/28/2002
   Series III(D)                                          29.01%     -0.21%    09/05/2003
 S&P Utilities Index(A)                                   24.28%     -6.65%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Financial Inc. (an insurance company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Managers are:

      -- Maura A. Shaughnessy (since May, 2001). Ms. Shaughnessy focuses primarily on equities. She is a Senior Vice President of MFS and has been employed by MFS since 1991. Ms. Shaughnessy has managed the MFS Capital Opportunities Fund since 1999 and the MFS Utilities Fund since 1992.

      -- Albert D. Persons (since May, 2005). Mr. Persons focuses primarily on debt securities. He is a Vice President of MFS and has been employed by MFS since 2000.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

REAL ESTATE SECURITIES TRUST

SUBADVISER:  Deutsche Asset Management, Inc ("DeAM")

INVESTMENT OBJECTIVE:  To seek to achieve a combination of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stock.

     A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

     DeAM looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

     To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

     Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

     The portfolio may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

      --   A security is not fulfilling its investment purpose;

      --   A security has reached its optimum valuation; or

      --   A particular company or general economic conditions have changed.

     Based on its recent practices, DeAM expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

     Other Investments. When DeAM believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

     The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

 -- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

 -- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

 -- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 21.09% (for the quarter ended 3/1991) and the lowest return was -11.18% (for the quarter ended 9/1990).


--------------------------------------------------------------------------------

        15.1%      34.7%      18.4%      -16.4%     -8.0%      25.7%       3.2%       2.6%      39.2%      32.0%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Ten     Date First
                                                           Year    Years    Years    Available
 Real Estate Securities Trust
   Series NAV(D)                                          32.04%   19.57%   13.18%   04/29/2005
   Series I                                               32.04%   19.57%   13.18%   04/30/1987
   Series II(E)                                           31.77%   19.47%   13.13%   01/28/2002
   Series III(F)                                          31.68%   19.51%   13.15%   09/05/2003
 Morgan Stanley REIT Index(B, C)                          31.48%   21.75%   14.46%
 Wilshire Real Estate Securities Index(B)                 34.78%   22.33%   15.10%

(A)On November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Morgan Stanley REIT Index was added to more accurately reflect the investment objective of the Real Estate Securities Trust.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(F)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. ("DeAM"), located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

     The portfolio managers are:

      --   John F. Robertson, CFA, Partner

        - Joined DeAM in 1997 after 6 years of experience, most recently as an Assistant Vice President for Lincoln Investment Management, Inc., responsible for REIT research for the Delaware Pooled Trust Real Estate Fund.

        -  BA from Wabash College; MBA from Indiana University.

      --   Jerry W. Ehlinger, CFA, Managing Director

        - Joined DeAM in 2004 and has over 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and at Morgan Stanley as senior research associate covering REITS.

        -  BA & MS from the University of Wisconsin-Whitewater.

      --   Mark D. Zeisloft, CFA, Managing Director.

        - Joined DeAM in 1996 and has over 15 years of industry experience. Prior to 1996, he was Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division.

        -  BS from Indiana University; MBA from the University of Chicago.

      --   John W. Vojticek, Partner

        -  Joined the Company in 1996 and has 9 years of industry experience.

        -  BS from the University of Southern California.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP OPPORTUNITIES TRUST

SUBADVISER:  Munder Capital Management ("Munder")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks this objective by investing, under normal circumstances, at least 80% of its assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

     Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index ($59 million to $3.6 billion as of December 31, 2004).

     The portfolio attempts to provide potentially higher returns than a portfolio that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

     The portfolio will usually invest in equity securities of companies that the subadviser believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

     In addition to valuation, the subadviser considers these factors, among others in choosing companies:

      --   A stable or improving earnings records;

      --   Sound finances;

      --   Above-average growth prospectus;

      --   Participation in a fast growing industry;

      --   Strategic niche position in a specialized market; and

      --   Adequate capitalization.

     The portfolio may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

     The portfolio may engage in short-term trading of portfolio securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities especially of small cap companies . The risks of investing in equity securities, including those of small companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

 -- The portfolio may engage in short-term trading. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the portfolio's performance.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.89% (for the quarter ended 12/2003) and the lowest return was -0.29% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        25.8%
         2004

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Small Cap Opportunities Trust
   Series NAV(B)                                           25.78%    40.69%     04/29/2005
   Series I                                                25.78%    40.69%     05/05/2003
   Series II                                               25.48%    40.39%     05/05/2003
   Series III(C)                                           25.45%    40.47%     09/05/2003
 Russell 2000 Value Index(A)                               22.25%    38.34%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Munder manages the Small Cap Opportunities Trust. Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals.

     The portfolio is managed by a committee of Munder investment personnel who collectively make investment decisions. The committee is made up of the following individuals:

      -- John P. Richardson, CFA Director, Small-Cap Equity and Senior Portfolio Manager. Mr. Richardson has been co-manager of the Small Cap Opportunities Trust since its inception. He also co-manages all mutual fund and separately managed accounts in Munder's Small-Capitalization Value, Micro-Cap and Mid-Cap/Small-Cap Blend investment disciplines. Mr. Richardson was appointed co-manager of the Munder Small-Cap Value Fund in early 2000, and co-manager of the Munder Micro-Cap Equity Fund in early 2002. Before these assignments, Mr. Richardson spent a decade managing the firm's core GARP (growth-at-a-reasonable-price) equity portfolios. Mr. Richardson is one of the founders of Munder, having joined the company shortly after its inception in 1985.

      -- Julie R. Hollinshead, CFA Senior Portfolio Manager. Ms. Hollinshead has been co-manager of the Small Cap Opportunities Trust since its inception. She also co-manages the Munder Small-Cap Value Fund and the Munder Micro-Cap Equity Fund, as well as separately managed accounts in Munder's Small-Cap Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. At the beginning of 2003, Ms. Hollinshead joined the Micro-Cap portfolio management team, and later that year joined the Small-Cap Value portfolio management team. Prior to 2003, Ms. Hollinshead was an equity analyst specializing in the consumer discretionary, consumer staples, healthcare and industrial sectors of within the small-capitalization value and micro-cap disciplines. Ms. Hollinshead joined Munder in 1995.

      -- Robert E. Crosby, CFA Senior Portfolio Manager. Mr. Crosby has been co-manager of the Small Cap Opportunities Trust since its inception. He also co-manages the Munder Small-Cap Value and Micro-Cap Equity Funds, as well as separately managed accounts in Munder's Small-Cap Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. Mr. Crosby was appointed co-manager of the Munder Small-Cap Value Fund in June 2003 and co-manager of the Micro-Cap Equity Fund in 2005. Prior to joining the Small-Cap Value and Micro-Cap portfolio management teams, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. Mr. Crosby has managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) since 1998. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance, and capital goods. Mr. Crosby joined Munder in 1993.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL CAP VALUE TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

     The portfolio, a small cap stock portfolio with a value-oriented emphasis, invests, under normal market conditions, at least 80% of its assets in small-cap companies. For the purposes of this portfolio, "small cap companies" are those with market capitalizations that are within the range of capitalizations of companies represented in either the Russell 2000 Value Index ($80 million to$3.04 billion as of December 31, 2004) or the Russell 2000 Index ($59 million to $3.6 billion as of December 31, 2004).

     The portfolio invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

     Wellington Management employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the sub-adviser believes have distinct value characteristics based on industry-specific valuation criteria. Wellington Management focuses on high quality companies with a proven record of above average rates of profitability that sell at a discount relative to the overall small cap market. Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

      --   Sustainable competitive advantages within a market niche;

      --   Strong profitability and free cash flows;

      --   Strong market share positions and trends;

      --   Quality of and share ownership by management; and

      -- Financial structures that are more conservative than the relevant industry average.

     The Small-Cap Value Trust's sector exposures are broadly diversified but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark.

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the Small-Cap Value Trust normally has 10% or less (usually lower) of its assets invested in cash and cash equivalents.

     The Small-Cap Value Trust portfolio may invest in initial public offerings
(IPOs). The portfolio may also purchase each of the following types of securities, but not as a principal investment strategy: real estate investment trusts or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on an index or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio invests in small-cap securities. The risks of investing in small cap securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio has the ability to invest in IPOs and a significant portion of the portfolio's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a portfolio with a small asset base. In addition, the portfolio's investments in IPOs may be subject to more erratic price movements that the overall equity market.

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 18.86% (for the quarter ended 6/2003) and the lowest return was -17.81% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        34.2%      19.1%      -6.4%      38.0%      25.5%
         2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Small Cap Value Trust
   Series NAV(A)                                          25.45%   20.95%    20.60%     08/31/1999
   Series I(C)                                            25.45%   20.95%    20.60%     04/29/2005
   Series II(C)                                           25.45%   20.95%    20.60%     04/29/2005
 Russell 2000 Value Index(B)                              22.26%   17.23%    15.97%
 Combined Index(B, D)                                     22.26%   16.84%    15.89%

(A)The Series NAV shares of the Small Cap Value Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust's predecessor. These shares were first issued on August 31, 1999.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Series I, and Series II shares of the Small Cap Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.

(D)The Combined Index represents the Russell 2500 Value Index from September 1999 to December 2000 and the Russell 2000 Value Index from January 2001 to the present.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina, and John R. Ryan.

     The following people are primarily responsible for management of the Small Cap Value Trust:

      -- Stephen T. O'Brien, CFA, Senior Vice President of Wellington Management, has served as Portfolio Manager of the Trust and its predecessor fund since October 2002. Mr. O'Brien joined Wellington Management as an investment professional in 1983.

      -- Timothy J. McCormack, CFA, Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Trust since 2002. Prior to joining Wellington Management, Mr. McCormack was an investment professional at Oppenheimer Capital (1994-2000).

      -- Shaun F. Pedersen, Vice President of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Trust since joining the firm. Prior to joining Wellington Management, Mr. Pedersen was an investment professional at Thomas Weisel Asset Management (2001-2004) and at The Boston Company (1996-2000).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SMALL COMPANY VALUE TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase ($3.6 billion as of December 31, 2004). Market capitalizations of companies in the Russell Index change over time, however, the portfolio will not sell a stock just because a company has grown to a market capitalization outside the range of the Russell 20000. The portfolio may occasionally purchase companies with a market cap above the range.

     Reflecting a value approach to investing, the Small Company Value Trust will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

      -- Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

      --   Low stock price relative to a company's underlying asset values;

      -- Above-average dividend yield relative to a company's peers or its own historic norm;

      --   A plan to improve the business through restructuring; or

      --   A sound balance sheet and other positive financial characteristics.

     While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities (up to 20% of it's total assets), futures, and options.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Small Company Value Trust may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests primarily in securities of small companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in small cap securities. The portfolio may invest significant amounts in such securities.

PERFORMANCE (A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.97% (for the quarter ended 6/2003) and the lowest return was -18.31% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

        -4.7%       8.0%       5.9%       6.5%      -5.9%      33.7%      25.3%
         1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Small Company Value Trust
   Series NAV(C)                                          25.31%   12.20%     8.01%     04/29/2005
   Series I                                               25.31%   12.20%     8.01%     10/01/1997
   Series II(D)                                           25.06%   12.10%     7.94%     01/28/2002
   Series III(E)                                          24.99%   12.12%     7.95%     09/05/2003
 Russell 2000 Value Index(B)                              22.25%   17.23%    10.59%

(A)Effective April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(F)Since January 1, 2001, a portion of the Small Company Value Trust's expenses were reimburse. If such expenses had not been reimbursed returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Small Company Value Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Preston G. Athey (since May, 2001). Mr. Athey, who joined T. Rowe Price in 1978, is a Vice President of T. Rowe Price and has been managing investments since 1982. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SPECIAL VALUE TRUST

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: Under normal circumstances, the portfolio invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index ($3.04 billion as of December 31, 2004). The size of companies in the index changes with market conditions and the composition of the index. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

     SaBAM emphasizes individual security selection while spreading the portfolio's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have the best prospects for outperforming its competition. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices,
(c) cash flow and (d) rankings.)

     SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the portfolio's general investment criteria. (Quantitative parameter are the values used to evaluate investments.) In selecting individual securities from within this range, SaBAM looks for "value" attributes, such as:

      --   Low stock price relative to earnings, book value and cash flow

      --   High return on invested capital

     The subadviser also uses quantitative methods to identify catalysts and trends that might influence the portfolio's industry or sector focus, or the subadviser's individual security selection.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests primarily in stocks of smaller capitalized companies. The risks of investing in small cap companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.79% (for the quarter ended 12/2004) and the lowest return was -0.83% (for the quarter ended 9/2004).


--------------------------------------------------------------------------------

        20.2%
         2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Special Value Trust
   Series NAV(B)                                          20.18%    28.79%     04/29/2005
   Series I                                               20.18%    28.79%     05/05/2003
   Series II                                              19.95%    28.54%     05/05/2003
   Series III(C)                                          20.18%    28.79%     09/05/2003
 Russell 2000 Value Index(A)                              22.25%    38.34%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     SaBAM was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide abroad range of financial services, asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

     The Portfolio Managers are:

      --   Peter J. Hable -- Managing Director
           21 years of securities business experience
           Employed by Citigroup or its predecessor firms since 1983 BS in Economics from Southern Methodist University
           MBA from Wharton School of Finance

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID VALUE TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

     The subadviser employs a value approach in selecting investments. The Subadviser's in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:

      -- Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value.

      -- Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation.

      --   Sound balance sheets and other positive financial characteristics.

      --   Significant stock ownership by management.

      --   Experienced and capable management.

     The portfolio's sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark. The portfolio normally invests at least 80% (usually higher) of its net assets in companies with market capitalizations that are within the range of capitalizations of companies in the S&P 400 MidCap Index ($34 million to $9.4 billion as of December 31, 2004) or the Russell Mid Cap Value Index ($631 million to $33.8 billion as of December 31, 2004). The market capitalization of companies in the portfolio and in the indices changes over time. The portfolio may from time to time invest in a relatively small number of issuers. The risks of such investment practice are set forth below.

     In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1 the portfolio normally has less than 10% of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may purchase other types of securities that are not primary investment vehicles, for example: foreign securities (up to 20% of total assets), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio invests in mid-cap securities. The risks of investing in mid cap securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio has the ability to invest in IPOs and a significant portion of the portfolio's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a portfolio with a small asset base. In addition, the portfolio's investments in IPOs may be subject to more erratic price movements that the overall equity market.

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio invests in a relatively small number issuers which could produce more volatile performance compared to portfolios that invest in a larger number of issuers. The more concentrated a portfolio's holdings are, the more likely that a specific security's poor performance will hurt the portfolio significantly.

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 21.36% (for the quarter ended 6/2003) and the lowest return was -20.01% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

        20.5%       4.6%       0.5%      -15.2%     45.2%      18.7%
         1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Mid Value Trust
   Series NAV(A)                                          18.74%    8.99%     8.00%     05/01/1998
   Series I(C)                                            18.74%    8.99%     8.00%     04/29/2005
   Series II(C)                                           18.74%    8.99%     8.00%     04/29/2005
 Russell Midcap Value Index(B)                            23.71%   13.48%     9.27%
 Combined Index(B, D)                                     23.60%    9.31%     8.82%

(A)The Series NAV shares of the Mid Value Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Mid Value Fund B of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust's predecessor. These shares were first issued on May 1, 1998.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Series I and Series II shares of the Mid Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.
(D)The Combined Index represents the Russell 2500 Index from May 1998 to April 2004 and the Russell Midcap Value Index from May 2004 to the present.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Mid Value Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- David J. Wallack (since May 2005). Mr. Wallack joined T. Rowe Price in 1990 and is a Vice President.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MID CAP VALUE TRUST

SUBADVISER:  Lord, Abbett & Co. LLC ("Lord Abbett")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

     Lord Abbett uses a value approach in managing the Mid Cap Value Trust. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

         --  Changes in economic and financial            --  Price increases for the company's products
        environment                                       or services
         --  New or improved products or services         --  Changes in management or company structure
         --  Improved efficiencies resulting from new     --  Changes in government regulations,
         technologies or changes in distribution          political climate or competitive conditions
         --  New or rapidly expanding markets

     The Mid Cap Value Trust may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments

     At times the Mid Cap Value Trust may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Mid Cap Value Trust from achieving its investment objective.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in mid-cap securities. The risks of investing in mid cap securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 15.35% (for the quarter ended 6/2003) and the lowest return was -14.75% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -10.1%     25.4%      24.5%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Mid Cap Value Trust
   Series NAV(B)                                          24.46%    11.04%     04/29/2005
   Series I                                               24.46%    11.04%     04/30/2001
   Series II(C)                                           24.22%    10.92%     01/28/2002
   Series III(D)                                          24.19%    10.97%     09/05/2003
 Russell Midcap Value Index(A)                            23.71%    12.73%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     The Portfolio Managers are:

      -- Lord Abbett uses a team of investment managers and analysts acting together to manage the portfolio's investments. Edward K. von der Linde heads the team and the other senior members are Eileen Banko, Howard Hansen and David Builder. Mr. Von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988. Mr. Von der Linde has been in the investment business since 1985. Ms. Banko, Equity analyst joined Lord Abbett in 1990. Mr. Hansen, Investment Manager, joined Lord Abbett in 1994. Mr. Builder, Equity Analyst, joined Lord Abbett in 1998 from Bear Stearns where he served as equity analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

VALUE TRUST

SUBADVISER:  Van Kampen Investments

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES: The portfolio seeks to attain this objective by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index ($631 million to $33.8 billion as of December 31, 2004).

     Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs.

     Van Kampen's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that Van Kampen believes are selling below their intrinsic value and offer the opportunity for growth of capital. The portfolio emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospectus, and attractive valuations. Van Kampen may favor securities of companies that are undervalued industries. Van Kampen may purchase stocks that do not pay dividends. Van Kampen may also invest the portfolio's assets in companies with smaller or larger market capitalizations.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Value Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The Value Trust invests primarily in securities of small or medium sized value companies. This market sector may underperform relative to other sectors. During an overall stock market decline, stock prices of small or mid-sized companies often fluctuate more than the stock prices of larger companies. The risks of investing in small or medium sized companies are set forth under "Risks of Investing in Certain Types of Securities" above.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.39% (for the quarter ended 6/2003) and the lowest return was -23.40% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        22.1%      -1.7%      -2.8%      24.6%       3.4%      -22.8%     38.8%      15.2%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Life of    Date First
                                                           Year    Years    Portfolio   Available
 Value Trust
   Series NAV(C)                                          15.18%    9.71%     8.03%     04/29/2005
   Series I                                               15.18%    9.71%     8.03%     01/01/1997
   Series II(D)                                           15.04%    9.64%     7.99%     01/28/2002
 Russell Midcap Value Index(B)                            23.71%   13.48%    12.98%

(A)Current Subadvisor assignment became effective May 1, 2003.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Van Kampen", has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of MSIM. MSIM also does business in certain instances using the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was listed as the subadviser to the Value Trust.

     The Value Trust is managed within Van Kampen's Equity Income team. Current members of the team include James Gilligan, a Managing Director, James Roeder, an Executive Director, and Sergio Marcheli, Thomas Bastian, and Vince Vizachero, Vice Presidents.

     James Gilligan, who is the lead portfolio manager, has worked for Van Kampen since 1985 and has managed the portfolio since May 2003. James Roeder has worked for Van Kampen since 1999 and has managed the portfolio since May 2003. Sergio Marcheli has worked for Van Kampen since 2003 and has managed the portfolio since May 2003. Prior to that, he was a portfolio specialist at Van Kampen. Thomas Bastian has worked for Van Kampen since 2003 has managed the portfolio since May 2003. Prior to that, he was a portfolio manager at Eagle Asset Management. Vince Vizachero has worked for Van Kampen since 2001 and has managed the portfolio since May 2003. Prior to 2001, he was an analyst at Fidelity.

     Each member is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the portfolio and James Gilligan is responsible for the execution of the overall strategy of the portfolio.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

     The composition of the team may change without notice from time to time.

ALL CAP VALUE TRUST

SUBADVISER:  Lord, Abbett & Co. LLC ("Lord Abbett")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of
                       U.S. and multinational companies that Lord Abbett believes are undervalued in all capitalization ranges. Under normal circumstances, the portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

     In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what Lord Abbett thinks is its full value, or may go down in value, Lord Abbett's emphasis on large, seasoned company value stocks may limit the portfolio's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. Lord Abbett generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached Lord Abbett's valuation target.

     The All Cap Value Trust may investment up to 10% of its net assets in foreign equity securities. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but that are traded in the United States to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Temporary Defensive Investments

     At times the All Cap Value Trust may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the All Cap Value Trust from achieving its investment objective.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in the securities of small and medium sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.09% (for the quarter ended 12/2001) and the lowest return was -23.92% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -27.8%     38.4%      16.0%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 All Cap Value Trust
   Series NAV(C)                                          15.96%     4.33%     04/29/2005
   Series I                                               15.96%     4.33%     04/30/2001
   Series II(D)                                           15.79%     4.21%     01/28/2002
   Series III(E)                                          15.73%     4.27%     09/05/2003
 Russell 3000 Value Index(B)                              16.94%     6.37%

(A)Current subadvisor assignment became effective May 1, 2003.
(B)The Return under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     The Portfolio Managers are:

      -- Lord Abbett uses a team of investment managers and analysts acting together to manager the portfolio's investments. Robert G. Morris heads the team and the other senior members are Robert P. Fetch, David G. Builder, Daniel H. Frascarelli, Howard Hansen, and Gerard S.
           E. Heffernan. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Builder, Equity Analyst on the Mid-Cap Value Team, joined Lord Abbett in 1998 from Bear Stearns where he served as an Equity Analyst. Mr. Frascarelli, Partner and Investment Manager, joined Lord Abbett in 1990. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995. Mr. Heffernan, Research Analyst on the Small-Cap Value team, joined Lord Abbett in 1998 from CL Capital Management where he served as Portfolio Manager and Equity Research Analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GROWTH & INCOME TRUST II

SUBADVISER:  Independence Investment LLC ("Independence")

INVESTMENT OBJECTIVE:  To seek income and long-term capital appreciation

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in a diversified mix of common stocks of large U.S. companies.

     The portfolio is a large cap stock portfolio that invests, under normal market conditions, primarily in a diversified mix of common stocks of large U.S. companies.

     Independence selects stocks that are believed to have improving fundamentals and attractive valuations. Stocks are purchased that appear to be undervalued relative to their peers and to have improving earnings growth prospects. Independence seeks to maintain risk and sector characteristics similar to the market benchmark for this portfolio. Independence normally invests at least 80% (usually higher) of the portfolio's assets in companies with market capitalizations that are within the range of capitalizations of the companies in the Russell 1000 Index ($495 million to $385 billion as of December 31, 2004) or the S&P 500 Index ($75 million to $385 billion as of December 31,
2004).

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may invest in initial public offerings (IPOs). The portfolio may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio has the ability to invest in IPOs and a significant portion of the portfolio's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a portfolio with a small asset base. In addition, the portfolio's investments in IPOs may be subject to more erratic price movements than the overall equity market.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 24.07% (for the quarter ended 12/1998) and the lowest return was -17.14% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        30.2%      16.2%      -13.1%     -15.4%     -22.2%     24.3%      11.0%
         1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Ten     Date First
                                                           Year      Years    Years    Available
 Growth & Income II
   Series NAV(A)                                           10.96%    -4.63%    9.59%   03/29/1986
   Series I(C)                                             10.96%    -4.63%    9.59%   04/29/2005
   Series II(C)                                            10.96%    -4.63%    9.59%   04/29/2005
 Russell 1000 Index(B)
 Combined Index(B, D)                                      11.39%    -2.07%   12.20%

(A)The Series NAV shares of the Growth & Income Trust II were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Growth & Income Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Growth & Income Fund, the Trust's predecessor. These shares were first issued on March 29, 1986.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Series I and Series II shares of the Growth & Income Trust II were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Growth & Income Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.
(D)The Combined Index represents the S&P 500 Index from April 1986 to April 2002 and the Russell 1000 Index from May 2002 to the present.

SUBADVISER AND PORTFOLIO MANAGERS

     Independence, located at 53 State Street, Boston, Massachusetts 02109 is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Portfolio Managers are:

      -- John C. Forelli, CFA (since 2005). Mr. Forelli is a Senior Vice President and Co-Director of Large Cap Core Strategies. He is a senior portfolio manager and has been in the industry since 1984. He joined Independence in 1990. Previously, he worked for Prudential Securities. He has a BA from Dartmouth College and an MBA from the Tuck School at Dartmouth. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute and the Boston Security Analysts Society.

      -- Jay C. Leu, CFA (since 2005). Mr. Leu is a Senior Vice President and a Co-Director of Large Cap Core strategies. He is a senior portfolio manager and has been in the industry since 1987. He joined Independence in 1997. Previously, he worked for Pacific Capital Fixed Income Advisors and State Street Global Advisors. He has a BS from the Massachusetts Institute of Technology (MIT) and an MS in Management from the Sloan School of Management at MIT. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute, and the Boston Security Analysts Society.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

FUNDAMENTAL VALUE TRUST


SUBADVISER:  Davis Selected Advisers, L.P. ("Davis")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

     Davis uses the Davis investment philosophy in managing the Fundamental Value Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

         --  First-class management                       --  Proven record as an acquirer
         --  Management ownership                         --  Strong balance sheet
         --  Strong returns on capital                    --  Competitive products or services
         --  Lean expense structure                       --  Successful international operations
         --  Dominant or growing market share in a        --  Innovation
             growing market

     The Fundamental Value Trust may also invest to a limited extent in foreign securities and fixed income securities.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fundamental Value Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

      -- securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act; and

      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in securities of companies in the financial services industry. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 17.39% (for the quarter ended 6/2003) and the lowest return was -13.77% (for the quarter ended 9/2001).


--------------------------------------------------------------------------------

        -16.2%     29.8%      11.8%
         2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Fundamental Value Trust
   Series NAV(B)                                          11.80%     3.67%     04/29/2005
   Series I                                               11.80%     3.67%     04/30/2001
   Series II(C)                                           11.44%     3.50%     01/28/2002
   Series III(D)                                          11.52%     3.60%     09/05/2003
 S&P 500 Index(A)                                         10.87%     0.84%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

     The Portfolio Managers are:

      -- Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

      -- Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GROWTH & INCOME TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income consistent with prudent investment risk.

INVESTMENT STRATEGIES: The portfolio invests primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality.

     Wellington Management believes that high quality is evidenced by:

      --   leadership position within an industry,

      --   a strong or improving balance sheet,

      --   relatively high return on equity,

      --   steady or increasing dividend payout, and

      --   strong management skills.

     The Growth & Income Trust's investments primarily emphasize dividend-paying stocks of larger companies. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. These securities include those convertible securities issued in the Euromarket, preferred stocks and debt securities.

     Wellington Management selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and revenues, and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

     The Growth & Income Trust invests primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market. The Growth & Income Trust may also invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth & Income Trust may invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Growth & Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- Because the portfolio invests primarily in high quality equity securities, it may underperform portfolios invested in more speculative growth securities when these securities are in favor in the market.

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.16% (for the quarter ended 12/1998) and the lowest return was -17.43% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        29.2%      22.8%      32.8%      26.5%      18.9%      -7.1%      -11.3%     -24.3%     26.5%       6.8%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five       Ten      Date First
                                                           Year    Years      Years     Available
 Growth & Income Trust
   Series NAV(B)                                           6.77%   -3.36%    10.33%     04/29/2005
   Series I                                                6.77%   -3.36%    10.33%     04/23/1991
   Series II(C)                                            6.55%   -3.44%    10.28%     01/28/2002
   Series III(D)                                           6.50%   -3.41%    10.30%     09/05/2003
 S&P 500 Index(A)                                         10.87%   -2.30%    12.07%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

     The following people are primarily responsible for management of the Trust:

      -- Matthew E. Megargel, CFA, Senior Vice President of Wellington Management, has served as Portfolio Manager of the Growth & Income Trust since February, 1992. Mr. Megargel joined Wellington Management as an investment professional in 1983.

      -- Maya K. Bittar, CFA, Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in the portfolio management and securities analysis for the Trust since joining the firm.

      -- Jeffrey L. Kripke, Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis for the Trust since joining the firm. Prior to joining Wellington Management, Mr. Kripke was an investment professional at Merrill Lynch Asset Management (1999-2001) and Chase Asset Management (1998-1999).

      -- Michael D. Rodier, Vice President of Wellington Management, joined the firm as an investment professional in 1984. Mr. Rodier has been involved in portfolio management and securities analysis for the Trust since its inception.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

LARGE CAP TRUST

SUBADVISER:  UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE:  To seek to maximize total return, consisting of capital appreciation and current income.

INVESTMENT STRATEGIES: Under normal circumstances, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.

     Under normal circumstances, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range equal to that of the portfolio's benchmark, the Russell 1000 Index. As of December 31, 2004, the market cap range of the Russell 1000 Index was $495 million to $385 billion.

     Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the portfolio emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Securities Selection

     In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stock with attractive relative price/value characteristics.

     The portfolio will invest in companies within its capitalization range as described above. However, the portfolio may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the portfolio is not required to dispose of the security.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The subadviser actively manages the portfolio which may, at times, result in a higher than average portfolio turnover ratio.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The subadviser actively manages the portfolio which may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

     Investment decisions for the portfolio are made by an investment management team at the subadviser. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.


QUANTITATIVE VALUE TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The subadviser seeks to obtain this objective by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.

     The portfolio invests primarily in large-cap U.S. securities with the potential for long-term growth of capital. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

     Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

     The portfolio may also hold fixed income securities (including cash and cash equivalents) and foreign securities from time to time.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages the Quantitative Value Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The portfolio is managed by the following portfolio managers:

      -- Harpreet Singh (since May, 2004). Mr. Singh joined MFC Global (U.S.A.) in August of 2000. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Prior to joining MFC Global (U.S.A.) in 2000, Mr. Singh was Quantitative Analyst at Standish, Ayer & Wood Inc. Mr. Singh graduated with an MBA from Bentley College and a B. Tech (Chemical Engineering) from Indian Institute of Technology.

      -- Chris Hensen (since May, 2004). Mr. Hensen joined MFC Global (U.S.A.) in July of 1995. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hensen holds the Chartered Financial Analyst designation and is a graduate of York University with a BBA and an MBA.

      -- Brett Hryb (since May, 2004). Mr. Hryb joined MFC Global (U.S.A.) in March of 1993. He is an Assistant Vice President and a Portfolio Manager of U.S. Equities at MFC Global (U.S.A.). Mr. Hryb holds the Chartered Financial Analyst designation and is a graduate of McMaster University (B.Comm).

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

EQUITY-INCOME TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To provide substantial dividend income and also long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal circumstances, at least 80% of the portfolio's total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

     T. Rowe Price believes that income can contribute significantly to total return over time and expects the portfolio's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

     The Equity-Income Trust employs a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

     The Equity-Income Trust will generally consider companies with the following characteristics:

      --   established operating histories;

      --   above-average dividend yield relative to the S&P 500 Index;

      --   low price/earnings ratios relative to the S&P 500 Index;

      --   sound balance sheets and other financial characteristics; and

      -- low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

     The Equity-Income Trust may also purchase other types of securities in keeping with its objective, including:

      -- U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets);

      --   preferred stocks;

      --   convertible stocks, bonds, and warrants; and

      --   futures and options.

     The portfolio may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. The risks of investing in fixed income securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

     The Equity-Income Trust may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance.

 -- The portfolio invests in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price (or believe the stocks is appropriately priced) or invest in markets favoring faster-growing companies.

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest up to 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

 -- The portfolio may invest in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.68% (for the quarter ended 6/2003) and the lowest return was -17.40% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        23.7%      19.9%      29.7%       9.2%       3.4%      13.0%       1.3%      -13.3%     25.6%      14.8%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Ten     Date First
                                                           Year      Years    Years    Available
 Equity-Income Trust
   Series NAV(B)                                           14.81%     7.43%   12.00%   04/29/2005
   Series I                                                14.81%     7.43%   12.00%   02/19/1993
   Series II(C)                                            14.61%     7.34%   11.96%   01/28/2002
   Series III(D)                                           14.61%     7.39%   11.98%   09/05/2003
 Russell 1000 Value Index(F)                               16.49%     5.27%   13.82%

(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(E)Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(F)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS
     T. Rowe Price manages the Equity Income Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2004, T. Rowe Price and its affiliates managed over $235 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Brian C. Rogers (since October, 1996). Mr. Rogers, who joined T. Rowe Price in 1982, is a Vice President of T. Rowe Price and has been managing investments since 1983. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INCOME & VALUE TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

INVESTMENT STRATEGIES: The portfolio invests its assets in both equity and fixed income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.

     Fixed Income Securities. At least 80% of the fixed income portion of the portfolio will consist of the following:

      -- securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by CGTC to be of equivalent investment quality including mortgage-related and asset-backed securities (see "Other Risks of Investing" below for a description of these securities);

      -- non-U.S. dollar fixed income securities (up to 15% of the portfolio's assets including up to 5% in emerging market fixed income securities);

      -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      -- cash or cash equivalents including commercial bank obligations and commercial paper.

     Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed income securities subject to the limits set forth above.

     Equity Securities. Equity securities shall be traded on national securities exchanges, NASDAQ or in other national OTC markets and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Income & Value Trust may invest all or a portion of its assets in fixed income securities, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Income & Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in fixed income securities from foreign and emerging markets. The risks of investing in foreign securities and emerging market securities are set forth below under "Risk of Investing in Certain Types of Securities."

 -- The portfolio may invest in mortgage-backed and other asset-backed securities. Investing in these securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.68% (for the quarter ended 6/2003) and the lowest return was -13.70% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        20.7%      10.0%      15.3%      15.1%       8.5%       4.9%       1.0%      -15.9%     26.5%       7.6%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Ten     Date First
                                                           Year      Years    Years    Available
 Income & Value Trust Series NAV(D)                         7.64%     3.94%    8.84%   04/29/2005
   Series I                                                 7.64%     3.94%    8.84%   08/03/1989
   Series II(E)                                             7.42%     3.84%    8.79%   01/28/2002
 S&P 500 Index(B)                                          10.87%    -2.30%   12.07%
 Citigroup Broad Investment Grade Bond Index(B)             4.48%     7.73%    7.74%
 Combined Index(B, C)                                       8.35%     1.99%    8.04%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index through April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

     The Portfolio Managers are:

      -- Alan J. Wilson (since January, 1999). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

      -- Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

      -- Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

      -- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

      -- David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

      -- James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.

      -- Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

      -- Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

      -- Terry Berkemeier (since July, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

      -- Karen A. Miller (since December, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

     A portion of the portfolio is managed by individual members of the research team.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

MANAGED TRUST

SUBADVISERS:  Capital Guardian Trust Company ("CGTC")
          Independence Investment LLC ("Independence")
          Declaration Management & Research LLC ("Declaration")

INVESTMENT OBJECTIVE:  To seek income and long-term capital appreciation

INVESTMENT STRATEGIES: The portfolio invests primarily in a diversified mix of:
                       (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

     The portfolio, a balanced stock and bond portfolio, invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and
(b) bonds with an overall intermediate term average maturity.

     The portfolio employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the portfolio. The portfolio will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio:

     50%* CGTC

     30%* Independence

     20%* Declaration

*Percentages are approximate. Since the portfolio is only rebalanced quarterly, the actual portion of the portfolio managed by each subadviser will vary during each calendar quarter.

     This allocation methodology may change in the future.

CGTC

     CGTC selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value). CGTC's portion of the portfolio has a target mix of 70% equities and 30% bonds under normal market conditions, but CGTC actively manages the mix within +/-5 percentage points of the target mix.

     CGTC uses a multiple portfolio manager system in which the stock and bond portions of its portion of the portfolio are divided into segments that are each managed by individual portfolio managers and/or research analysts. CGTC's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts.

     CGTC's equity sector exposures are a result of stock selection as opposed to predetermined allocations. CGTC normally invests at least 80% (usually higher) of its equity portion in companies with market capitalizations that are within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000 Index ($495 million to $385 billion as of December 31, 2004). CGTC may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

INDEPENDENCE

     Independence invests its portion of the portfolio, under normal market conditions, primarily in a diversified mix of common stocks of large U.S. companies.

     Independence selects stocks that are believed to have improving fundamentals and attractive valuations. Stocks are purchased that appear to be undervalued relative to their peers and have improving earnings growth prospects. Independence seeks to maintain risk and sector characteristics similar to the market benchmark for this portfolio. Independence normally invests at least 80% of the portfolio's assets in companies with market capitalizations that are within the range of the companies in the Russell 1000 Index or the S&P 500 Index.

DECLARATION

     Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bond and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of Treasury securities.

     Declaration normally has no more than 10% of its bond assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

ALL PORTIONS OF THE PORTFOLIO

     Except as otherwise stated above under "Temporary Defensive Investing," each portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     Each portion of the portfolio may invest in initial public offerings
(IPOs). Each portion of the portfolio may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests in equity securities. The risks of investing in equity securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- A portion of the portfolio is invested in small/mid cap securities. The risks of investing in small and mid cap securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- A portion of the portfolio is invested in high yield bonds (lower rated fixed income securities). The risks of investing in lower rated fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio has the ability to invest in IPOs and a significant portion of the portfolio's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a portfolio with a small asset base. In addition, the portfolio's investments in IPOs may be subject to more erratic price movements that the overall equity market.

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the portfolio's performance.

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 14.77% (for the quarter ended 12/1998) and the lowest return was -10.91% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        20.4%       9.1%       0.0%      -2.8%      -13.2%     19.0%       8.2%
         1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Ten     Date First
                                                           Year      Years    Years    Available
 Managed Trust Series NAV(A)                                8.18%     1.66%    9.07%   03/29/1986
   Series I(D)                                              8.18%     1.66%    9.07%   04/29/2005
   Series II(D)                                             8.18%     1.66%    9.07%   04/29/2005
 S&P 500 Index(B)                                          10.87%    -2.30%   12.07%
 Lehman Brothers Aggregate Bond Index(B)                    4.34%     7.71%    7.72%
 Combined Index(B, C)                                       8.29%     1.98%   10.10%

(A)The Series NAV shares of the Managed Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Managed Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Managed Fund, the Trust's predecessor. These shares were first issued March 29, 1986.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, then 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index from January 1998 thereafter.
(D)The Series I, and Series II shares of the Managed Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Managed Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.

SUBADVISERS AND PORTFOLIO MANAGERS

CGTC

     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

     The Portfolio Managers are:

     (Equity Portion)

     The equity portion is managed by an investment team consisting of 25 research analysts.

     (Fixed Income Portion)

     The fixed income portion is managed by an investment team consisting of 3 portfolio managers:

      -- Christine Cronin (since 2005). Ms. Cronin joined CGTC in 1997 and is a Vice President.

      -- Michael Locke (since 2005). Mr. Locke joined CGTC in 1996 and is a Vice President.

      -- James R. Mulally (since 2005). Mr. Mulally joined CGTC in 1980 and is a Senior Vice President.

INDEPENDENCE

     Independence, located at 53 State Street, Boston, Massachusetts 02109 is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by a team led by:

      -- John C. Forelli, CFA (since May 2005). Mr. Forelli is a Senior Vice President and Co-Director of Large Cap Core Strategies. He is a senior portfolio manager and has been in the industry since 1984. He joined Independence in 1990. Previously, he worked for Prudential Securities. He has a BA from Dartmouth College and an MBA from the Tuck School at Dartmouth. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute and the Boston Security Analysts Society.

      -- Jay C. Leu, CFA (since May 2005). Mr. Leu is a Senior Vice President and a Co-Director of Large Cap Core strategies. He is a senior portfolio manager and has been in the industry since 1987. He joined Independence in 1997. Previously, he worked for Pacific Capital Fixed Income Advisors and State Street Global Advisors. He has a BS from the Massachusetts Institute of Technology (MIT) and an MS in Management from the Sloan School of Management at MIT. He is a Principal of Independence and is a member of the Independence Investment Committee, the CFA Institute, and the Boston Security Analysts Society.

DECLARATION

     Declaration Management & Research LLC ("Declaration") is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration Management in 1991 and is a Senior Vice President.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GLOBAL ALLOCATION TRUST

SUBADVISER:  UBS Global Asset Management

INVESTMENT OBJECTIVE:  To seek total return, consisting of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. Under normal circumstances, the portfolio will allocate its assets between fixed income securities and equity securities.

     Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investment in equity securities may include common stock and preferred stock. The portfolio may invest in certain issuers by investing in other open-end investment companies, including investment companies advised by the subadviser, to the extent permitted by applicable law. In addition, the portfolio attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The portfolio may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

     The portfolio is a multi-asset portfolio and invests in each of the major asset classes: U.S. fixed income, U.S. equities, international fixed income and international equities, based upon the subadviser's assessment of prevailing market conditions in the U.S. and abroad.

     Within the equity portion of the portfolio, the subadviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the subadviser's assessment of what a security is worth. The subadviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The subadviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

     For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

     In selecting fixed income securities, the subadviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the subadviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or, if unrated, determined to be of comparable quality by the subadviser.

     The subadviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The subadviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

     The portfolio's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

     The portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the portfolio's ability to pursue its investment objective. The subadviser actively manages the portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risk of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities, including emerging market securities. The risks of investing in foreign securities and emerging market securities are set forth below under "Risk of Investing in Certain Types of Securities."

 -- The subadviser allocates the portfolio's assets among several asset categories. The risks associated with asset allocation include the risk that the portfolio may allocate assets to an asset category that underperforms other asset categories. For example, the portfolio may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.38% (for the quarter ended 6/2003) and the lowest return was -17.65% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

        -13.4%     -23.2%     26.4%      12.7%
         2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Global Allocation Trust
   Series NAV(C)                                          12.73%    -1.82%     04/29/2005
   Series I                                               12.73%    -1.82%     05/01/2000
   Series II(D)                                           12.52%    -1.88%     01/28/2002
   Series III(E)                                          12.62%    -1.86%     05/03/2004
 S&P 500 Index(A)                                         10.87%    -2.30%
 Global Securities Markets Index(A, B)                    12.91%     3.22%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(B)The Global Securities Markets Index is an unmanaged index compiled by UBS Global Asset Management. It is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9% Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global Index.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered May 3, 2004. For periods prior to May 3, 2004, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

      --   Brian D. Singer
        -  Years of investment industry experience: 22
        -  Education: Northwestern University (US) BA; University of Chicago
           (US), MBA
        - Brian Singer is the Head of Global Investment Solutions, with responsibility for asset allocation and currency strategies, and developing integrated risk analysis and management capabilities for application throughout the business. He and his team set strategies for multi-asset and multi-currency portfolios.

      --   Thomas P. Madsen
        -  Years of investment industry experience: 25
        -  Education: University of Wisconsin-Madison (US) BBA, MS
        - Tom Madsen chairs the Global Investment Committee and is the Global Head of Equities. He is responsible for all aspects of the management of equity assets, including research, portfolio management and trading on a global basis. He also participates in the development and implementation of the firm's global investment strategy and business plans. Prior to joining UBS in 2000, Mr. Madsen held various positions at JP Morgan Investment Management in New York and London, including Equity Research Analyst, Equity and Balanced Portfolio Manager, and Head of Equity, Research and Trading Worldwide.

      --   John A. Penicook
        -  Years of investment industry experience: 22
        -  Education: University of Illinois (US), BS, BA; Purdue University
           (US), MSIA
        - John Penicook is responsible for all aspects of the management of fixed income assets globally, managing research, strategy and trading professionals around the world. He participates in the development and implementation of the firm's global investment strategy and business plans. He is a member of the UBS Global Asset Management Executive Committee. Prior to this role, Mr. Penicook was Head of US Non-investment Grade and Short Duration Fixed Income. He managed High Yield, Emerging Market Debt and Short Duration teams and was responsible for the overall management of the corresponding portfolios, including valuation process, portfolio construction and trading.

      --   Neil Williams
        -  Years of investment industry experience: 14
        -  Education: WaiKato University (New Zealand), MMS (Hons)
        - Neil Williams is Head of Asset Allocation and is responsible for the development of investment policy for balanced and multi-asset funds. Mr. Williams joined UBS Global Asset Management in 2003. Having previously been Chief Global Strategist at Goldman Sachs for six years, where he was consistently ranked in the top three global strategists in the major surveys.

      --   Tom Clarke
        -  Years of investment industry experience: 14
        -  Education: University of Manchester (UK), BSc
        - Tom Clarke is a member of the Asset Allocation, Currency and Risk Management team. He is responsible for UBS Global Asset Management's currency investment capability globally. Mr. Clarke's role includes setting currency strategies for client portfolios worldwide; in global and regional equity, fixed income and multi-asset and balanced portfolios. He is also responsible for the development and management of the currency analysis process. Prior to joining UBS Global Asset Management in 2000, Mr. Clarke was head of currency for Rothschild Asset Management where he spent ten years as part of the fixed income and currency group.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

HIGH YIELD TRUST

SUBADVISER:  Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of it's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by SaBAM to be of equivalent quality):

                                          CORPORATE BONDS, PREFERRED STOCKS AND CONVERTIBLE SECURITIES
                                              RATING AGENCY
                                  ----------------------------------------------------------------------------
                                                 Moody's                             Ba through C
                                            Standard & Poor's                        BB through D

     Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The Portfolio may also invest in investment grade securities.

     The High Yield Trust may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of SaBAM, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. SaBAM may utilize futures, swaps and other derivatives in managing the portfolio.

     The High Yield Trust may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in non-investment grade fixed income securities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest its assets in foreign securities including securities of companies in emerging markets. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities." Because the portfolio may invest up to 100% of its assets in foreign securities, which are generally riskier investments in U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. high yield fixed income securities.

 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in high yield securities that are infrequently traded. The portfolio may invest significant amounts in such securities.

PERFORMANCE (A, B, C, D, E)
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 7.94% (for the quarter ended 6/2003) and the lowest return was -6.52% (for the quarter ended 9/1998).


--------------------------------------------------------------------------------

        12.7%       2.8%       8.0%      -9.0%      -5.5%      -6.7%      24.2%      11.1%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 High Yield Trust
   Series NAV(C)                                           11.06%     2.06%     4.16%     04/29/2005
   Series I                                                11.06%     2.06%     4.16%     01/01/1997
   Series II(D)                                            10.85%     1.96%     4.09%     01/28/2002
   Series III(E)                                           10.84%     2.02%     4.13%     09/05/2003
 Citigroup High Yield Index(B)                             10.79%     7.22%     6.79%

(A)Current subadvisor assignment became effective May 1, 2003.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     SaBAM was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

     The Portfolio is managed by the Salomon Brothers Asset Management Fixed Income Team. Current members of the team include Peter Wilby, CFA, Managing Director, Beth Semmel, CFA, Managing Director, Thomas Flanagan, CFA, Managing Director and James Craige, CFA, Managing Director. John Madden, Vice President serves as the portfolio specialist for the global high yield team.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. HIGH YIELD BOND TRUST

SUBADVISER:  Wells Fargo Fund Management, LLC ("Wells Fargo")

INVESTMENT OBJECTIVE:  To seek total return with a high level of current income

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans

Investment Strategies

     The subadviser actively manages a diversified portfolio of below investment-grade debt securities (often called "junk bonds" or high yield securities). The subadviser does not manage the portfolio to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a "bottom-up" approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments. The subadviser analyzes the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consult industry contacts, debt and equity analysts, and rating agencies.

     The subadviser purchases securities for the portfolio when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The subadviser attempts to invest in high yield securities of issuers who the subadviser believes have ample asset coverage for their debt securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. Our strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the portfolio consists of income earned on the portfolio's investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.

Permitted Investments

     Under normal circumstances, the subadviser invests:

      -- At least 80% of the portfolio's assets in corporate debt securities that are below investment-grade, including preferred and other convertible securities;

      --   Up to 15% of total assets in any one industry; and

      --   Up to 5% of total assets in any one issuer.

     The subadviser will generally invest in below investment-grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the portfolio securities is expected to be at least B- as rated by S&P.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic

Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in fixed income securities especially those that are below investment grade. The risks of investing in these securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in high yield securities that are infrequently traded. The portfolio may invest significant amounts in such securities.

PERFORMANCE
     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Wells Fargo, located at 525 Market St., San Francisco, California, is an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States.

     The portfolio managers are:

      -- Roger Wittlin (since 2005). Mr. Wittlin is the Senior Managing Director of the Sutter High Yield Group and managing director of Sutter Advisors, LLC, an indirect, wholly owned subsidiary of Wells Fargo & Company and a direct subsidiary of Wells Capital Management. Mr. Wittlin joined Sutter in 2000 after 18 years of capital markets experience with Goldman Sachs, Deutsche Bank and Morgan Stanley.

      -- Phil Susser (since 2005). Mr. Susser joined Sutter Advisors, LLC in September 2001 as an analyst specializing in the telecommunications, REITs, lodging and distressed market sectors and currently serves as a portfolio manager. Prior to joining Sutter Advisors, LLC, Mr. Susser worked at Deutsche Bank Securities Inc. as an associate research analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC BOND TRUST

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:  To seek a high level of total return consistent with preservation of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of it's net assets (plus any borrowings for investment purposes) in fixed income securities.

     The portfolio's assets may be allocated among the following five sectors of the fixed income market listed below:

     (a) U.S. government obligations,

     (b) investment grade domestic corporate fixed income securities,

     (c) below investment grade or non-investment grade high yield corporate fixed income securities,

     (d) mortgage-backed and asset-backed securities and

     (e) investment grade and below investment grade or non-investment grade high yield international fixed income securities.

     The portfolio invests in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by SaBAM. Below investment grade securities are commonly referred to as "junk bonds".

     SaBAM will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. The allocation decisions are based on SaBAM's analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

     In making this determination, SaBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SaBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SaBAM considers economic factors including current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if SaBAM believes that such investments would impair the portfolio's ability to preserve shareholder capital. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

     The types and characteristics of the U.S. government obligations, mortgage-backed and asset-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Strategic Bond Trust are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Trusts, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the portfolio are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review these other discussions in considering an investment in shares of the Strategic Bond Trust. The Strategic Bond Trust may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Strategic Bond Trust's assets may be invested in foreign securities. SaBAM has discretion to select the range of maturities of the various fixed income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

     The high yield sovereign fixed income securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

     Although SaBAM does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country fixed income securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the SaBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SaBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).

     In light of the risks associated with investing in high yield corporate and sovereign debt securities, SaBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

          CORPORATE DEBT SECURITIES                         SOVEREIGN DEBT INSTRUMENTS
------------------------------------------------------------------------------------------------
 --  issuer's financial condition                 --  economic and political conditions within
 --  issuer's sensitivity to economic                 the issuer's country
     conditions and trends                        --  issuer's external and overall Debt levels,
 --  issuer's operating history                       and its ability to pay principal and interest
 --  experience and track record of the               when due
     issuer's management                          --  issuer's access to capital markets and
                                                      other sources of funding
                                                  --  issuer's debt service payment history

     SaBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The portfolio's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.

     The portfolio may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- Whether the portfolio achieves its investment objective is significantly dependent on the ability of SaBAM to allocate the portfolio effectively among the different investment categories. If SaBAM does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the portfolio could be volatile and the value of the portfolio may decline.

 -- The portfolio invests substantially all of its assets in fixed income securities, including a significant amount in non-investment grade fixed income securities. The risks of investing in fixed income securities is set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. Investing in foreign securities increases the risk of investing in the portfolio. However, the ability of the portfolio to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the portfolio to the extent it may reduce the portfolio's exposure to a single market. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities."

 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.55% (for the quarter ended 6/1995) and the lowest return was -4.04% (for the quarter ended 3/1994).


--------------------------------------------------------------------------------

        19.2%      14.7%       11%        1.3%        2%        7.3%       6.2%        9%       13.1%       6.7%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One     Five     Ten     Date First
                                                           Year    Years   Years    Available
 Strategic Bond Trust
   Series NAV(B)                                           6.66%   8.44%    8.95%   04/29/2005
   Series I                                                6.66%   8.44%    8.95%   02/19/1993
   Series II(C)                                            6.39%   8.33%    8.90%   01/28/2002
   Series III(D)                                           6.35%   8.38%    8.92%   09/05/2003
 Lehman Brothers Aggregate Bond Index(A)                   4.34%   7.71%    7.72%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.

(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     SaBAM was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

     In connection with SaBAM's service as subadviser to the Strategic Bond Trust, SaBAM's affiliate, Citigroup Asset Management Limited ("CAM Limited"), whose principal address is Citigroup Centre, Canada Square, London, E14 5LB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the portfolio. CAM Limited is compensated by SaBAM at no additional expense to the portfolio.

     The Portfolio Managers:

      -- Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

      -- Peter Wilby (since February, 1993). Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Senior Portfolio Manager responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. He is a Chartered Financial Analyst and a Certified Public Accountant.

      -- David Scott (since January, 1995). Mr. Scott is Managing Director and a Senior Portfolio Manager with Citigroup Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

STRATEGIC INCOME TRUST

SUBADVISER:  John Hancock Advisers ("John Hancock")

INVESTMENT OBJECTIVE:  To seek a high level of current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

     The portfolio invests, under normal market conditions, primarily in the following types of securities:

      -- foreign government and corporate debt securities from developed and emerging markets;

      --   U.S. Government and agency securities; and

      --   U.S. high yield bonds.

The portfolios may also invest in preferred stock and other types of debt securities, including domestic corporate debt securities and mortgage-backed securities.

     Although the portfolio invests in securities rates as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade (AAA to BBB). There is no limit on the portfolio's average maturity.

     In managing the portfolio, the subadviser allocates assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the subadviser may invest up to 100% of the portfolio's assets in any one sector.

     Within each sector, the subadviser looks for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

     The portfolio may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the portfolio may invest up to 10% of net assets in U.S. or foreign stocks.

     The portfolio may trade securities actively, which could increase its transaction costs (thus lowering performance).

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests in fixed income securities, including non-investment grade fixed income securities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 10% of its assets in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives is set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2004.

SUBADVISERS AND PORTFOLIO MANAGERS

     John Hancock manages the Strategic Income Trust. John Hancock is located 101 Huntington Avenue, Boston, MA 02199-7603. John Hancock was founded in 1968 and is a wholly owned subsidiary of John Hancock Financial Services, Inc.

     The portfolio is managed by the following portfolio managers.

     Frederick L. Cavanaugh, Jr. (since May, 2004). Mr. Cavanaugh joined John Hancock in 1986 and is a Senior Vice President.

     Daniel S. Janis, III (since May, 2004). Mr. Janis joined John Hancock in 1999 and is a Vice President. From 1997 to 1999, Mr. Janis was a senior risk manager at BankBoston.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

GLOBAL BOND TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:  To seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. These fixed income securities include fixed income securities denominated in major foreign currencies and in U.S. dollars. The portfolio may also invest in baskets of foreign currencies (such as the euro), and the U.S. dollar.

     These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Global Bond Trust will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

     In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Global Bond Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Global Bond Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      -- corporate debt securities, including convertible securities and corporate commercial paper;

      --   mortgage-backed and other asset-backed securities;

      --   inflation-indexed bonds issued by both governments and corporations;

      --   structured notes, including hybrid or "indexed" securities,

      --   event-linked bonds;

      --   loan participations;

      --   delayed funding loan and revolving credit facilities;

      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;

      -- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

      --   repurchase agreements and reverse repurchase agreements;

      -- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Use of Hedging and Other Strategic Transactions

     Global Bond Trust may:

      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

      --   purchase and sell futures and options on futures,

      --   purchase and sell currency or securities on a forward basis,

      -- enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

     The Global Bond Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests in foreign fixed income securities. The risks of investing in fixed income securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.64% (for the quarter ended 6/2002) and the lowest return was -4.81% (for the quarter ended 3/1999).


--------------------------------------------------------------------------------

        23.2%       13%         3%        7.6%      -6.7%       1.7%       0.5%      20.1%      15.4%      10.4%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One     Five     Ten    Date First
                                                           Year    Years   Years   Available
 Global Bond Trust
   Series NAV(C)                                          10.38%   9.36%   8.45%   04/29/2005
   Series I                                               10.38%   9.36%   8.45%   03/18/1988
   Series II(D)                                           10.21%   9.26%   8.41%   01/28/2002
   Series III(E)                                          10.05%   9.29%   8.42%   09/05/2003
 JP Morgan Global (Unhedged) Bond Index(B)                10.11%   8.85%   7.77%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP.

     The Portfolio Manager is:


      -- Sudi Mariappa, managing director, portfolio manager, and head of global portfolio management, with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa's prior experience included positions at Sumitomo Finance International PLC, Long Term Capital Management, and Salomon Brothers in San Francisco and Tokyo, where he was Director of Fixed Income Arbitrage. He holds both a bachelor's degree in chemical engineering and an MBA from Cornell University.


     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.


INVESTMENT QUALITY BOND TRUST


SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To provide a high level of current income consistent with the maintenance of principal and liquidity.

INVESTMENT STRATEGIES: Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

     Wellington Management's investment decisions derive from a three-pronged analysis, including:

      --   sector analysis,

      --   credit research, and

      --   call protection.

     Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

      --   relative valuation of available alternatives,

      --   impact on portfolio yield, quality and liquidity, and

      --   impact on portfolio maturity and sector weights.

     Wellington Management attempts to maintain a high, steady and possibly growing income stream.

     At least 80% of the Investment Quality Bond Trust's assets are invested in bonds and debentures, including:

      -- marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management), including privately placed debt securities, asset-backed securities and commercial mortgage-backed securities;

      -- securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing"); and

      -- cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

      -- up to 20% of the portfolio's assets in non-U.S. dollar fixed income securities including up to 5% emerging market fixed income securities.

     The balance (no more than 20%) of the Investment Quality Bond Trust's assets may be invested in below investment grade bonds and other securities including privately placed debt securities and commercial mortgage-backed securities:

      -- U.S. and foreign debt securities rated "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),

      --   preferred stocks,

      --   convertible securities (including those issued in the Euromarket),

      --   securities carrying warrants to purchase equity securities, and

      -- non-U.S. dollar fixed income securities subject to the 20% limit set forth above.

     In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase of high yield securities by the portfolio. While the Investment Quality Bond Trust may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the portfolio to exceed this 20% maximum.

     The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests substantially all of its assets in fixed income securities, including non-investment grade fixed income securities. Because the portfolio invests in fixed income securities with intermediate to longer-term maturities, the portfolio will be more sensitive to interest rate changes than a portfolio that invests in fixed income securities with shorter maturities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in fixed income securities in foreign and emerging markets. The risks of investing in foreign and emerging market securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest in high yield bonds (lower rated fixed income securities). The risks of investing in lower rated fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.57% (for the quarter ended 9/1991) and the lowest return was -6.06% (for the quarter ended 3/1990).


--------------------------------------------------------------------------------

        19.5%       2.6%       9.8%       8.7%      -1.8%       9.4%       7.3%       9.9%       7.3%       4.8%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Investment Quality Bond Trust
  Series NAV(D)                                           4.81%   7.74%   7.63%   04/29/2005
  Series I                                                4.81%   7.74%   7.63%   06/18/1985
  Series II(E)                                            4.65%   7.68%   7.59%   01/28/2002
  Series III(F)                                           4.60%   7.70%   7.61%   09/05/2003
 Lehman Brothers Aggregate Bond Index(B)                  4.34%   7.71%   7.72%
 Combined Index(B, C)                                     4.36%   8.06%   7.94%

(A)Effective April 23, 1991, the portfolio changed its subadviser and investment objective. Performance reflects results prior to these changes.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C)The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.
(D)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(E)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(F)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

     The following people are primarily responsible for management of the Investment Quality Bond Trust:

      -- Thomas L. Pappas, CFA, Senior Vice President of Wellington Management, has served as Portfolio Manager of the Investment Quality Bond Trust since March, 1994. Mr. Pappas joined Wellington Management as an investment professional in 1987.

      -- Richard T. Crawford, CFA, Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Crawford has been involved in portfolio management and securities analysis (with specific focus on non-investment grade, or high-yield, securities) for the Trust since March, 1997.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

TOTAL RETURN TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:  To seek to realize maximum total return, consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

     The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The portfolio may also invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

     In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Total Return Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      -- corporate debt securities, including convertible securities and corporate commercial paper;

      --   mortgage-backed and other asset-backed securities;

      --   inflation-indexed bonds issued by both governments and corporations;

      --   structured notes, including hybrid or "indexed" securities,

      --   event-linked bonds;

      --   loan participations;

      --   delayed funding loan and revolving credit facilities;

      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;

      -- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

      --   repurchase agreements and reverse repurchase agreements;

      -- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Total Return Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     Total Return Trust may:

      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,

      --   purchase and sell futures and options on futures,

      --   purchase and sell currency or securities on a forward basis,

      -- enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

     The Total Return Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO normally intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the portfolio denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.43% (for the quarter ended 09/2001) and the lowest return was -0.50% (for the quarter ended 6/2001).


--------------------------------------------------------------------------------

        10.5%       8.3%       9.5%       5.0%       5.0%
         2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One    Five     Life of    Date First
                                                          Year    Years   Portfolio   Available
 Total Return Trust
   Series NAV(B)                                          4.96%   7.71%     6.57%     04/29/2005
   Series I                                               4.96%   7.71%     6.57%     05/01/1999
   Series II(C)                                           4.71%   7.61%     6.49%     01/28/2002
   Series III(D)                                          4.57%   7.63%     6.50%     09/05/2003



 Lehman Brothers Aggregate Bond Index(A)                  4.34%   7.71%     6.65%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP.

     The Portfolio Manager is:

      -- William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

REAL RETURN BOND TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:  To seek maximum real return, consistent with preservation of real capital and prudent investment management

INVESTMENT STRATEGIES: The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

     Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equal total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

     Portfolio Duration of Fund. The average portfolio duration of this fund normally varies within two year (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index.

     Credit Quality. The portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rate B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     Foreign Securities. The portfolio may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     The portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contract or by using other investment techniques (such as buy backs or dollar rolls).

     Nondiversified Status. The portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in derivatives. The risks of investing in derivatives is set forth below under "Hedging and Other Strategic Transactions."

 -- The portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds"). The risks of investing in these securities is set forth below under "Hedging and Other Strategic Transactions."

PERFORMANCE(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 5.80% (for the quarter ended 3/2004) and the lowest return was -3.02% (for the quarter ended 6/2004).

--------------------------------------------------------------------------------

         9.1%
         2004

--------------------------------------------------------------------------------


                                                           One     Life of    Date First
                                                          Year    Portfolio   Available
 Real Return Bond Trust
   Series NAV(B)                                          9.06%     8.45%     04/29/2005
   Series I                                               9.06%     8.45%     05/05/2003
   Series II                                              8.73%     8.20%     05/05/2003
   Series III(C)                                          8.75%     8.26%     09/05/2003
 Lehman Brothers Global Real U.S. TIPS Index(A)           8.46%     8.53%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP.

     The Portfolio Manager is:

      -- John B. Brynjolfsson, CFA, managing director, portfolio manager, joined PIMCO in 1989. Prior to joining PIMCO, he was associated with Charles River Associates and JP Morgan Securities. Mr. Brynjolfsson has eighteen years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He holds a bachelor's degree in physics and mathematics from Columbia College and an MBA from the MIT Sloan School of Management.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

CORE BOND TRUST

SUBADVISER:  Wells Fargo Fund Management, LLC ("Wells Fargo")

INVESTMENT OBJECTIVE:  To seek total return consisting of income and capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Permitted Investments

     Under normal circumstances, the subadviser invests:

      --   At least 80% of the portfolio's assets in bonds;

      --   At least 80% of the total assets in investment-grade debt securities;

      -- Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

      -- Up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

      --   Up to 10% of total assets in stripped mortgage-backed securities.

     As part of a mortgage-backed securities investment strategy, the portfolio may enter into dollar rolls. The portfolio may also enter into reverse repurchase agreements to enhance return. These strategies are further described under "Additional Investment Policies."

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

     The portfolio's investment process may, at times, result in a higher than average portfolio turnover ratio.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests primarily in fixed income securities. The risks of investing in these securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in mortgage-backed securities. The risks of investing in these securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

 -- The portfolio may invest in stripped mortgage-backed securities which have greater interest rate risk than mortgage-backed securities with like maturities.

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE

     Performance is not provided since the portfolio commenced operations in May, 2005.

SUBADVISER AND PORTFOLIO MANAGERS

     Wells Capital Management, Inc., located at 525 Market St., San Francisco, California, is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly owned by Wells Fargo & Company. Wells Capital Management was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States.

     The portfolio managers are:

      -- William Stevens (since 2005). Mr. Stevens joined Wells Capital Management, an affiliate of Wells Fargo, in 2003, and serves as senior portfolio manager and co-head of the Montgomery Fixed Income team. Prior to joining Wells Capital Management, Mr. Stevens founded the Fixed Income team of Montgomery Asset Management in 1992. Mr. Stevens also served as Montgomery's President and Chief Investment Officer, and senior portfolio manager and co-head of the Fixed Income team.

      -- Marie Chandoha (since 2005). Ms. Chandoha joined Wells Capital Management, an affiliate of Wells Fargo, in 2003, and serves as senior portfolio manager and co-head of the Montgomery Fixed Income team. Prior to joining Wells Capital Management, Ms. Chandoha was senior portfolio manager and co-head of the Fixed Income team at Montgomery Asset Management. She joined the firm in 1999.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

ACTIVE BOND TRUST

SUBADVISER:  Declaration Management & Research LLC ("Declaration")

             John Hancock Advisers, LLC ("John Hancock Advisers")

INVESTMENT OBJECTIVE:  To seek income and capital appreciation

INVESTMENT STRATEGIES: The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

     The portfolio, an intermediate term bond portfolio, normally invests at least 80% of its assets in a diversified mix of debt securities and instruments including but not limited to:

      --   U.S. Treasury and agency securities;

      -- Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      --   Corporate bonds, both U.S. and foreign; and

      --   Foreign government and agency securities.

     The portfolio employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the portfolio. The portfolio will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio:

        65%* Declaration

        35%* John Hancock Advisers

*Percentages are approximate. Since the portfolio is only rebalanced quarterly, the actual portion of the portfolio managed by each subadviser will vary during each calendar quarter.

     This allocation methodology may change in the future.

DECLARATION

     The subadviser uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

     This portion of the portfolio normally has no more than 10% of its assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated. This portion of the portfolio normally has an average credit rating of "A" or "AA."

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1, this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

JOHN HANCOCK ADVISERS

     The subadviser uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The subadviser tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

     This portion of the portfolio normally has no more than 25% of its assets in high yield bonds and may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. This portion of the portfolio normally has an average credit rating of "A" or "AA."

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1 this portion of the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

ENTIRE PORTFOLIO

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

     The portfolio may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. Each subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity for their portion of the portfolio. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates. The portfolio's turnover rate will generally exceed 100%.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- A portion of the portfolio may be invested in high yield bonds (lower rated fixed income securities). The risks of investing in lower rated fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the portfolio's performance.

 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE (A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 7.14% (for the quarter ended 6/1989) and the lowest return was -2.55% (for the quarter ended 9/1987).


--------------------------------------------------------------------------------

         8.2%      -0.9%      10.5%       7.5%       7.3%       6.5%       4.8%
         1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One     Five     Ten    Date First
                                                          Year    Years    Years   Available
 Active Bond Trust
   Series NAV(A)                                          4.75%    7.27%   7.63%   03/29/1986
   Series I(C)                                            4.75%    7.27%   7.63%   04/29/2005
   Series II(C)                                           4.75%    7.27%   7.63%   04/29/2005
   Series III(C)                                          4.75%    7.27%   7.63%   04/29/2005
 Lehman Brothers
   Aggregate Bond Index(B)                                4.34%    7.71%   7.72%

(A)The Series NAV shares of the Active Bond Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust's predecessor. These shares were first issued on March 29, 1986.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Series I, Series II and Series III shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, Series II and Series III shares.

SUBADVISERS AND PORTFOLIO MANAGERS

     DECLARATION

     Declaration Management & Research LLC ("Declaration") is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration in 1991 and is a Senior Vice President.

      -- Peter Farley (since 2005). Mr. Farley joined Declaration in 1996 and is a Vice President.

     JOHN HANCOCK ADVISERS

     John Hancock Advisers, LLC ("John Hancock Advisers") is a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by:

      -- Howard C. Greene, CFA (since 2005). Mr. Greene joined John Hancock in 2002 and is a Senior Vice President. Prior to 2002, he was Vice President of Sun Life Financial Services Company of Canada.

      -- Benjamin A. Matthews (since 2005). Mr. Matthews joined John Hancock in 1995 and is a Vice President.

      -- Barry H. Evans, CFA (since 2005). Senior Vice President, is John Hancock Advisers' Chief Fixed Income Officer, a member of the Senior Investment Policy Committee, and was acting Chief Investment Officer throughout 2004. Mr. Evans joined John Hancock in 1986.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

U.S. GOVERNMENT SECURITIES TRUST

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:  To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity.

INVESTMENT STRATEGIES: The portfolio invests a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

     SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities including:

      -- mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

      -- U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations) (U.S. Treasury obligations are supported by the full faith and credit of the U.S. government);

      -- obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

      -- mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

      --   futures contracts or financial instruments and indices.

      -- collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

     As noted above, the portfolio may invest not only in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as GNMA Certificates and U.S. Treasury obligations, but also in U.S. Government securities that are backed only by their own credit and not the full faith and credit of the U.S. government (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation).

     The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the portfolio are subject to the following restrictions:

      -- no more than 55% of the value of the portfolio's assets may be represented by any one investment;

      -- no more than 70% of the value of the portfolio's assets may be represented by any two investments;

      -- no more than 80% of the value of the portfolio's assets may be represented by any three investments; and

      -- no more than 90% of the value of the portfolio's assets may be represented by any four investments.

     To determine the portfolio's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

     For information on temporary defensive investing see "Investment Objectives and Strategies -- Temporary Defensive Investing" on page 1.

Mortgage-Backed Securities

     See "Other Risks of Investing" for a description of mortgage-backed securities and the risks associated with investing in them.

Use of Hedging and Other Strategic Transactions

     The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may:

      -- write covered call options and put options on securities and purchase call and put options on securities,

      -- write covered call and put options on securities indices and purchase call and put options on securities indices,

      -- enter into futures contracts on financial instruments and indices, and

      --   write and purchase put and call options on such futures contracts.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- While the portfolio invests a substantial portion of its assets in securities which are guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities, the market value of the portfolio could still decline due to interest rate changes. When interest rates decline, the market value of the portion of the portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Fixed-income securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.

 -- Investing in mortgage backed securities subjects the portfolio to prepayment risk. Prepayment of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

 -- The portfolio may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE(A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 5.4% (for the quarter ended 6/1995) and the lowest return was -2.02% (for the quarter ended 3/1992).


--------------------------------------------------------------------------------

        15.6%       3.4%       8.5%       7.5%      -0.2%      10.9%       7.0%       8.0%       1.7%       2.9%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One    Five       Ten      Date First
                                                          Year    Years     Years     Available
 U.S. Government
   Securities Trust
   Series NAV(C)                                          2.89%   6.05%     6.43%     04/29/2005
   Series I                                               2.89%   6.05%     6.43%     03/18/1988
   Series II(D)                                           2.70%   5.97%     6.39%     01/28/2002
   Series III(E)                                          2.64%   6.00%     6.40%     09/05/2003
 Citigroup 1-10 Year
   Treasury Index(B)                                      2.02%   6.27%     6.61%

(A)Effective December 13, 1991, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(D)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(E)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     SaBAM was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

     The Portfolio Manager is:

      -- Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios, which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

     John DiSpigno, Director serves as the portfolio specialist for the Investment Grade team.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

SHORT-TERM BOND TRUST

SUBADVISERS:  Declaration Management & Research LLC ("Declaration")

INVESTMENT OBJECTIVE:  To seek income and capital appreciation

INVESTMENT STRATEGIES: The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

     The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments, including but not limited to:

      --   U.S. Treasury and Agency securities;

      -- Asset-backed securities and mortgage-backed securities including mortgage pass-through securities, commercial mortgage back securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      --   Corporate bonds, both U.S. and foreign (if dollar-denominated); and

      --   Foreign governmental and agency securities (if dollar denominated).

     The subadviser evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are believed to be attractively priced based upon market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

     The portfolios normally has:

      --   An average credit quality rating of "A" or "AA"; and

      --   A weighted average effective maturity between one and three years;

      --   No more than 15% of its assets in high yield bonds;

     Except as otherwise stated under "Investment Objectives and Strategies -- Temporary Defensive Investing," on page 1, the portfolio normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

     The portfolio may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The subadviser actively uses derivatives to manage the average maturity and interest rate sensitivity of the portfolio. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.

     The portfolio's turnover rate will generally exceed 100%.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio invests in bonds (fixed income securities). The risks of investing in fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- A portion of the portfolio invests in high yield bonds (lower rated fixed income securities). The risks of investing in lower rated fixed income securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio invests in foreign securities. The risks of investing in foreign securities are set forth in the Prospectus under "Risks of Investing in Certain Types of Securities."

 -- The portfolio's turnover rate (i.e., the rate of buying and selling securities) will generally exceed 100%. Any turnover rate in excess of 100% is considered relatively high. In general, the higher the turnover rate, the greater the impact that brokerage commissions and other transaction costs will have on the portfolio's performance.

 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

 -- The portfolio invests in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- The portfolio invests in a relatively small number issuers which could produce more volatile performance compared to portfolios that invest in a larger number of issuers. The more concentrated a portfolio's holdings are, the more likely that a specific security's poor performance will hurt the portfolio significantly.

PERFORMANCE(A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 3.87% (for the quarter ended 6/1995) and the lowest return was -0.96% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        11.5%       3.6%       6.4%       5.8%       3.0%       8.0%       8.1%       5.7%       2.8%       1.4%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Short-Term Bond Trust
   Series NAV(A)                                          1.42%   5.15%   5.58%   05/01/1994
   Series I(D)                                            1.42%   5.15%   5.58%   04/29/2005
   Series II(D)                                           1.42%   5.15%   5.58%   04/29/2005
 Lehman Brothers 1-3 Year Aggregate Bond Index(B)         1.43%   5.34%     N/A
 Combined Index(B, C)                                     1.43%   5.34%   6.14%

(A)The Series NAV shares of the Short-Term Bond Trust were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Fund, the Trust's predecessor. These shares were first issued on May 1, 1994.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998; 65% Lehman Brothers 1-3 Year Credit Bond Index, 35% Lehman Brothers 1-3 Year Government Bond Index from May 1998 to April 2002; and now Lehman Brothers Aggregate Bond index from May 2002 and thereafter.
(D)The Series I and Series II shares of the Short-Term Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Fund, the Trust's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

SUBADVISER AND PORTFOLIO MANAGERS

     Declaration Management & Research LLC ("Declaration") manages the Active Bond Trust. Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117. JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The portfolio is managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration Management in 1991 and is a Senior Vice President.

      -- Peter Farley (since 2005). Mr. Farley joined Declaration Management in 1996 and is a Vice President.

MONEY MARKET TRUST

MONEY MARKET TRUST B

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To obtain maximum current income consistent with preservation of principal and liquidity.

INVESTMENT STRATEGIES: The portfolio invests in high quality, U.S. dollar denominated money market instruments.

     MFC Global (U.S.A.) may invest the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

      -- obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

      -- certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

      -- commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MFC Global (U.S.A.) acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

      -- corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

      -- short-term obligations issued by state and local governmental issuers;

      -- securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

      -- repurchase agreements with respect to any of the foregoing obligations.

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust (or the Money Market Trust B) and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     All of the Money Market Trust's and the Money Market Trust B's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of their investments, the Money Market Trust and the Money Market Trust B seek to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust and the Money Market Trust B invest only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust and the Money Market Trust B also intend to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

     The Money Market Trust and the Money Market Trust B each may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. Neither the Money Market Trust nor the Money Market Trust B is authorized to enter into mortgage dollar rolls or warrants.

Use of Hedging and Other Strategic Transactions

     Neither the Money Market Trust nor the Money Market Trust B is authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- An investment in the Money Market Trust or Money Market Trust B is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust and the Money Market Trust B each seek to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

 -- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

     MONEY MARKET TRUST

PERFORMANCE(A, B, C)

The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 2.19% (for the quarter ended 6/1989) and the lowest return was 0.11% (for the quarter ended 3/2004).


--------------------------------------------------------------------------------

         5.6%       5.1%       5.2%       5.0%       4.6%       5.9%       3.6%       1.2%       0.6%       0.9%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Money Market Trust
   Series I                                                 0.90%     2.39%     3.74%     06/18/1985
   Series II(B)                                             0.60%     2.27%     3.68%     01/28/2002
   Series III(C)                                            0.46%     2.29%     3.69%     09/05/2003
 Citigroup
   U.S. 90 Day T-Bill(A)                                    1.24%     2.80%     4.00%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(C)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.

     The 7-day yield of the Money Market Trust as of December 31, 2004 was 1.68%, 1.47% and 1.33% for Series I, Series II and Series III, respectively.

     MONEY MARKET TRUST B

PERFORMANCE(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 2.39% (for the quarter ended 6/1989) and the lowest return was 0.20% (for the quarter ended 3/2004).


--------------------------------------------------------------------------------

         5.7%       5.3%       5.5%       5.4%       5.0%       6.3%       3.9%       1.5%       1.0%       1.1%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Money Market Trust B
   Series NAV(A)                                          1.09%   2.73%   4.06%   03/29/1986
 Citigroup
   U.S. 90 Day T-Bill(B)                                  1.24%   2.80%   4.00%

(A)The Series NAV shares of the Money Market Trust B were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Money Market Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Money Market Fund, the Trust's predecessor. These shares were first issued on March 29, 1986.

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

THE INDEX TRUSTS

     There are nine Index Trusts -- International Equity Index A, International Equity Index B, Small Cap Index, Mid Cap Index, Total Stock Market Index, 500 Index, 500 Index B, Bond Index A and Bond Index B (the "Index Trusts") -- each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

SMALL CAP INDEX TRUST

MID CAP INDEX TRUST

TOTAL STOCK MARKET INDEX TRUST

500 INDEX TRUST (Series I, Series II and Series III Shares Are Available for
Sale)

500 INDEX TRUST B (NAV Shares Only)

     SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust managed by MFC Global (U.S.A.) attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time. MFC Global (U.S.A.) will reflect those changes in the composition of the portfolio as soon as practicable.

----------------------------------------------------------------------------------------------------------
                                                                                MARKET CAP OF INDEX AS OF
     PORTFOLIO          INVESTMENT OBJECTIVE         INVESTMENT STRATEGY*           DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------
Small Cap Index      To seek to approximate the   Invests, under normal        $59 million to $3.6 billion
                     aggregate total return of a  market conditions, at least
                     small cap U.S. domestic      80% of its net assets (plus
                     equity market index          any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the Russell
                                                  2000 Index and (b)
                                                  securities (which may or
                                                  may not be included in the
                                                  Russell 2000 Index) that
                                                  MFC Global (U.S.A.)
                                                  believes as a group will
                                                  behave in a manner similar
                                                  to the index.

----------------------------------------------------------------------------------------------------------
                                                                                MARKET CAP OF INDEX AS OF
     PORTFOLIO          INVESTMENT OBJECTIVE         INVESTMENT STRATEGY*           DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------
Mid Cap Index        To seek to approximate the   Invests, under normal        $340 million to $9.41
                     aggregate total return of a  market conditions, at least  billion
                     mid cap U.S. domestic        80% of its net assets (plus
                     equity market index          any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the S&P 400
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the S&P 400
                                                  Index) that MFC Global
                                                  (U.S.A.) believes as a
                                                  group will behave in a
                                                  manner similar to the
                                                  index.
Total Stock Market   To seek to approximate the   Invests, under normal        Less than $1 million to
Index                aggregate total return of a  market conditions, at least  $385.4 billion
                     broad U.S. domestic equity   80% of its net assets (plus
                     market index                 any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the Dow Jones
                                                  Wilshire 5000 Index and (b)
                                                  securities (which may or
                                                  may not be included in the
                                                  Dow Jones Wilshire 5000
                                                  Index) that MFC Global
                                                  (U.S.A.) believes as a
                                                  group will behave in a
                                                  manner similar to the
                                                  index.
500 Index 500 Index  To seek to approximate the   Invests, under normal        $750 million to $386
B                    aggregate total return of a  market conditions, at least  billion
                     broad U.S. domestic equity   80% of its net assets (plus
                     market index                 any borrowings for
                                                  investment purposes) in (a)
                                                  the common stocks that are
                                                  included in the S&P 500
                                                  Index and (b) securities
                                                  (which may or may not be
                                                  included in the S&P 500
                                                  Index) that MFC Global
                                                  (U.S.A.) believes as a
                                                  group will behave in a
                                                  manner similar to the
                                                  index.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Use of Hedging and Other Strategic Transactions

     The Small Cap Index Trust and Total Stock Market may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

     The Mid Cap Index Trust, 500 Index Trust and 500 Index Trust B may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THE INDEX TRUSTS
    Risks Applicable to the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust, the 500 Index Trust and the 500 Index Trust B

      -- Since each of the portfolios are not actively managed, each portfolio will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

      -- The following factors may cause a portfolio to deviate from the performance of the index:

        -- The securities held by the portfolio may not be fully representative of the index.

        -- An index portfolio has operating expenses and transactions costs while an index does not.

        -- The size and timing of the portfolio's cash flows may result in the portfolio's performance being different than that of the index.

 -- Each of the portfolios may invest in derivatives. The risks of investing in derivatives are set forth under "Hedging and Other Strategic Transactions."

     Risks Applicable to the Small Cap Index Trust

      -- An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Mid Cap Index Trust

      -- An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 400 Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Total Stock Market Index Trust

      -- An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Dow Jones Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the 500 Index Trust and 500 Index Trust B

      -- An investment in the 500 Index Trust and 500 Index Trust B involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE (INDEX TRUSTS EXCEPT 500 INDEX TRUST B) (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each of the following Index Trusts was as follows:

                                               HIGHEST QUARTERLY RETURN   QUARTER   LOWEST QUARTERLY RETURN   QUARTER
Small Cap Index                                         22.77%             6/2003           -21.83%           9/2002
Mid Cap Index                                           17.71%            12/2001           -16.75%           9/2002
Total Stock Market Index                                16.26%             6/2003           -16.74%           9/2002
500 Index                                               15.32%             6/2003           -17.43%           9/2002

                             SMALL CAP INDEX TRUST

--------------------------------------------------------------------------------

         1.5%      -21.5%     45.8%      17.3%
         2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Small Cap Index Trust
   Series NAV(B)                                          17.33%     5.37%     04/29/2005
   Series I                                               17.33%     5.37%     05/01/2000
   Series II(C)                                           17.13%     5.27%     01/28/2002
   Series III(D)                                          16.94%     5.29%     09/05/2003
 Russell 2000 Index(A)                                    18.33%     6.95%

                              MID CAP INDEX TRUST

--------------------------------------------------------------------------------

        -1.7%      -15.2%     34.6%      15.8%
         2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Mid Cap Index Trust
   Series NAV(B)                                          15.83%     7.35%     04/29/2005
   Series I                                               15.83%     7.35%     05/01/2000
   Series II(C)                                           15.65%     7.26%     01/28/2002
   Series III(D)                                          15.66%     7.31%     09/05/2003
 S&P Midcap 400 Index(A)                                  16.48%     7.96%

                         TOTAL STOCK MARKET INDEX TRUST

--------------------------------------------------------------------------------

        -11.4%     -21.3%     30.5%      11.7%
         2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 Total Stock Market Index Trust
   Series NAV(B)                                          11.74%    -1.89%     04/29/2005
   Series I                                               11.74%    -1.89%     05/01/2000
   Series II(C)                                           11.60%    -1.96%     01/28/2002
   Series III(D)                                          11.55%    -1.92%     09/05/2003
 Wilshire 5000 Index(A)                                   12.62%    -1.19%

                                500 INDEX TRUST

--------------------------------------------------------------------------------

        -12.4%     -22.5%     28.0%      10.3%
         2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 500 Index Trust
   Series I                                               10.26%    -3.02%     05/01/2000
   Series II(C)                                           10.00%    -3.14%     01/28/2002
   Series III(D)                                          10.07%    -3.06%     09/05/2003
 S&P 500 Index(A)                                         10.87%    -2.52%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(B)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(C)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(D)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(E)Since May 2000, certain expenses of each of the Index Trusts (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.

PERFORMANCE (500 INDEX TRUST B)(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for the 500 Index Trust B was as follows:

                                               HIGHEST QUARTERLY RETURN   QUARTER   LOWEST QUARTERLY RETURN   QUARTER
500 Index Trust B                                       21.27%            12/1998           -17.33%           9/2002

                               500 INDEX TRUST B

--------------------------------------------------------------------------------

        32.8%      28.4%      21.1%      -9.2%      -12.0%     -22.3%     28.4%      10.7%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five     Life of    Date First
                                                           Year     Years    Portfolio   Available
 500 Index Trust B
   Series NAV(A)                                           10.70%   -2.45%     8.83%     05/01/1996
 S&P 500 Index(B)                                          10.87%   -2.30%     9.09%

(A)The Series NAV shares of the 500 Index Trust B were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Equity Index Fund, the Trust's predecessor. These shares were first issued on May 1, 1996.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages each Index Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as

Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Managers are:

      -- Carson Jen (since 2003). Mr. Jen is Vice President, Index Operations at MFC Global Investment Management. Mr. Jen joined MFC Global (U.S.A.) in 1997, has a MBA from the University of Western Ontario, a BA Science (engineering) from the University of Toronto, and has a Certified Management Accounting designation.

      -- Narayan Ramani (since 2003). Mr. Ramani is an Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management. Mr. Ramani joined MFC Global (U.S.A.) in 1998, has a MBA from York University, a PH.D from the University of Brunswick, and is a Chartered Financial Analyst.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

INTERNATIONAL EQUITY INDEX TRUST A

(Series I, Series II and Series III Shares Are Available for Sale)

INTERNATIONAL EQUITY INDEX TRUST B

(NAV Shares Are Available for Sale)

SUBADVISER:  SSgA Funds Management, Inc. ("SSgA")

---------------------------------------------------------------------------------------------------------------
                                                                                    MARKET CAP OF INDEX AS OF
     PORTFOLIO            INVESTMENT OBJECTIVE          INVESTMENT STRATEGY*            DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
International Equity  To seek to track the          Invests, under normal market  $40 million to $211.8 billion
Index Trust A         performance of a broad-based  conditions, at least 80% of
                      equity index of foreign       its assets in securities
International Equity  companies primarily in        listed in the Morgan Stanley
Index Trust B         developed countries and, to   Capital International All
                      a lesser extent, in emerging  Country World Excluding U.S.
                      market countries.             Index
---------------------------------------------------------------------------------------------------------------

* "MSCI(R)" is a trademark of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The International Equity Index Trusts are not sponsored, endorsed, managed, advised, sold or promoted by Morgan Stanley, and Morgan Stanley does not make any representation regarding the advisability of investing in the Trust.

     The investment objective and policies of the International Equity Index Trust A and the International Equity Index Trust B (collectively, the "International Equity Index Trusts") are identical and are set forth above. The International Equity Index Trusts differ from an actively managed portfolio. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. The International Equity Index Trusts attempt to match the performance of the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") by holding all, or a representative sample, of the securities that comprise the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, the International Equity Index Trusts, while they attempt to track its target index closely, typically will be unable to match the performance of the index exactly.

     The International Equity Index Trusts invest, under normal market conditions, at least 80% of their assets in securities listed in the MSCI ACW ex-US Index, a well know international stock market index that invests in securities in developed and emerging market countries (but not the US).

     The subadviser employs a passive management strategy by normally investing in all stocks included in the MSCI ACW ex-US Index. The subadviser normally invests in each stock in roughly the same proportion as represented by the index. The subadviser seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the index. The index composition changes from time to time. The subadviser will reflect those changes as soon as practicable.

     The International Equity Index Trusts are normally fully invested. The subadviser invests in stock index futures to maintain market exposure and manage cash flow. Although the portfolios may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments.

     The portfolios may purchase other types of securities that are not primary investment vehicles, for example, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the portfolios may invest in stock index futures to manage cash flow.

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THE INTERNATIONAL EQUITY INDEX TRUSTS

 -- Since each portfolio is not actively managed, it will generally reflect the performance of the MSCI ACW ex-US Index even in markets when this index does not perform well.

 -- The following factors may cause the portfolio to deviate from the performance of the index:

      -- The securities held by the portfolio may not be fully representative of the index.

      -- An index portfolio has operating expenses and transactions cots while an index does not.

      -- The size and timing of the portfolio's cash flows may result in the portfolio's performance being difference than that of the index.

 -- An investment in each portfolio involves risks similar to the risks of investing directly in the foreign equity securities in the MSCI ACW ex-US Index. The risks of investing in foreign securities and in equity securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in derivatives. The risks of investing in derivatives are set forth under "Hedging and Other Strategic Transactions."

PERFORMANCE

INTERNATIONAL EQUITY INDEX TRUST A(B, C, D, E)

 ---------------------------------------------------------------------------------------------
                                                           One      Five     Ten    Date First
                                                           Year    Years    Years   Available
 International Equity Index Trust A
   Series I (D)                                           20.07%   -0.98%   5.36%   05/03/2004
   Series II (D)                                          19.93%   -1.01%   5.35%   05/03/2004
   Series III (E)                                         20.07%   -0.98%   5.36%   04/29/2005
 MSCI All Country World Free ex U.S. Index(B)             21.37%    0.00%   6.01%
 Combined Index(B, C)                                     21.37%   -0.36%   6.74%

 ---------------------------------------------------------------------------------------------

(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April, 1998); MSCI EAFE GDP index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW Free ex US (after November, 2003).
(D)The Series I and Series II shares of the International Equity Index Trust A were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (the "JHVST Fund") in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust's predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from the date they commenced operations, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund. The NAV shares of the JHVST Fund commenced operations on May 2, 1988. The performance of the NAV shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

(E)The Series III shares of the International Equity Index Trust A were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I shares of the JHVST Fund, the Trust's predecessor. See note (D) above. The performance of the Series I shares of the JHVST Fund (including the performance for periods prior to the date they commenced operations, May 3, 2004) would have been lower if it reflected the higher expenses of the Series III shares of the Trust.

INTERNATIONAL EQUITY INDEX TRUST B(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 20.91% (for the quarter ended 12/1998) and the lowest return was -20.18% (for the quarter ended 9/2002).


--------------------------------------------------------------------------------

         8.0%       9.2%      -5.2%      20.8%      30.9%      -17.4%     -20.3%     -15.2%     42.0%      20.2%
         1995       1996       1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One      Five     Ten    Date First
                                                           Year    Years    Years   Available
 International Equity Index Trust B Series NAV(A)         20.24%   -0.95%   5.38%   05/02/1988
 MSCI All Country World Free ex U.S. Index(B)             21.37%    0.00%   6.01%
 Combined Index(B, C)                                     21.37%   -0.36%   6.74%

(A)The Series NAV shares of the International Equity Index Trust B were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust's predecessor. These shares were first issued on May 2, 1988.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents the following indices over the periods indicated: MSCI EAFE Index (from January, 1994 through April, 1998); MSCI EAFE GDP index (from May, 1998 through June, 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July, 1999 through October, 2003); MSCI ACW Free ex US (after November, 2003).

SUBADVISER AND PORTFOLIO MANAGERS

     SSgA Funds Management, Inc. ("SSgA") manages the International Equity Index Trusts. SSgA, located at One Lincoln Street, Boston, Massachusetts 02111, is owned by State Street Corporation, a financial services holding company. SSgA and its predecessor have been managing investments since 1978.

     The Portfolio Managers are:

      -- Jeffrey Beach (since 2005). Mr. Beach has been employed by SSgA (and its predecessors) since 1986. (lead portfolio manager)

      -- James Francis (since 2005). Mr. Francis has been employed by SSgA (and its predecessors) since 1987.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

BOND INDEX TRUST B

(NAV Shares Only)

SUBADVISER:  Declaration Management & Research LLC ("Declaration")


------------------------------------------------------------------------------------------------------------
        PORTFOLIO                    INVESTMENT OBJECTIVE                     INVESTMENT STRATEGY*
------------------------------------------------------------------------------------------------------------
Bond Index Trust B          To seek to track the performance of the  Invests, under normal market
                            Lehman Brothers Aggregate Index (which   conditions, at least 80% of its assets
                            represents the U.S. investment grade     in securities listed in the Lehman
                            bond market)                             Index
------------------------------------------------------------------------------------------------------------



     The investment objective and policies of the Bond Index Trust B are set forth above. The Bond Index Trust B differs from an actively managed portfolio. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.



     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. The Bond Index Trust B attempts to match the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Index") by holding a representative sample of the securities that comprise the Lehman Index However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, the Bond Index Trust B, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.


     The Bond Index Trusts are intermediate term bond funds of high and medium credit quality that seek to track the performance of the Lehman Index, which broadly represents the U.S. investment grade bond market.

     The subadviser employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Lehman Index.

     The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

      --   U.S. Treasury and agency securities;

      -- Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");

      --   Corporate bonds, both U.S. and foreign (if dollar denominated); and

      --   Foreign government and agency securities (if dollar denominated).

     The subadviser selects securities to match, as closely as practicable, the Lehman Index's duration, cash flow, sector, credit quality, callability and other key performance characteristics.

     The Lehman Index composition may change from time to time. The subadviser will reflect those changes as soon as practicable.

     The portfolios may purchase other types of securities that are not primary investment vehicles. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

     Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Additional Information about the Portfolios' Investments -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THE BOND INDEX TRUSTS

 -- Since each portfolio is not actively managed, it will generally reflect the performance of the Lehman Index even in markets when this index does not perform well.

 -- The following factors may cause the portfolio to deviate from the performance of the index:

      -- The securities held by the portfolio may not be fully representative of the index.

      -- An index portfolio has operating expenses and transactions cots while an index does not.

      -- The size and timing of the portfolio's cash flows may result in the portfolio's performance being difference than that of the index.

 -- An investment in each portfolio involves risks similar to the risks of investing directly in the fixed income securities in the Lehman Index. The risks of investing in fixed income securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in foreign bonds. The risks of investing in foreign securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in mortgage-backed securities. The risks of investing in mortgage-backed securities are set forth under "Risks of Investing in Certain Types of Securities."

 -- Each portfolio may invest in derivatives. The risks of investing in derivatives are set forth under "Hedging and Other Strategic Transactions."

PERFORMANCE

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.


Bond Index Trust B(A, B, C)


     The bar chart reflects the performance of NAV shares. During the time period shown in the bar chart, the highest quarterly return was 5.35% (for the quarter ended 9/1998) and the lowest return was -2.52% (for the quarter ended 6/2004).


--------------------------------------------------------------------------------

        -2.6%      11.8%       7.8%      10.0%       3.6%       4.1%
         1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                           One    Five     Life of    Date First
                                                          Year    Years   Portfolio   Available
 Bond Index Trust B
   Series NAV(A)                                          4.05%   7.38%     6.17%     05/01/1998
 Lehman Brothers Aggregate Bond Index(B)                  4.34%   7.71%     7.72%
 Combined Index(B, C)                                     4.34%   7.76%     6.54%

(A)The Series NAV shares of the Bond Index Trust B were first issued on April 29, 2005 in connection with the Trust's acquisition on that date of all the assets of the Bond Index Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust's predecessor. These shares were first issued on May 1, 1998.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(C)The Combined Index represents the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001; and the Lehman Brothers Aggregate Bond Index from February 2001 and thereafter.

SUBADVISER AND PORTFOLIO MANAGERS


     Declaration Management & Research LLC ("Declaration") manages the Bond Index Trust B. Declaration is a Delaware limited liability company located at 1650 Tysons Boulevard, Suite 1100, McLean, VA 22102-4858. Declaration is a wholly-owned subsidiary of Independence Declaration Holdings LLC ("Independence Holdings") which, in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). Independence Holdings and JHLICO are located at 200 Clarendon Street, Boston, MA 02117 and JHLICO is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


     The portfolio is managed by an investment team overseen by:

      -- James E. Shallcross (since 2005). Mr. Shallcross joined Declaration Management in 1991 and is a Senior Vice President.

      -- Peter Farley (since 2005). Mr. Farley joined Declaration Management in 1996 and is a Vice President.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.

THE LIFESTYLE TRUSTS

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

     There are five Lifestyle Trusts (each of which is a fund of funds) -- Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust which invest primarily in either equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Portfolios (fixed income and equity).

------------------------------------------------------------------------------------------------------------
PORTFOLIO                            INVESTMENT OBJECTIVE                     INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000   Long-term growth of capital. Current     The portfolio invests 100% of its
                            income is not a consideration.           assets in Underlying Portfolios which
                                                                     invest primarily in equity securities.
Lifestyle Growth 820        Long-term growth of capital. Current     The portfolio invests approximately 20%
                            income is also a consideration.          of its assets in Underlying Portfolios
                                                                     which invest primarily in fixed income
                                                                     securities and approximately 80% in
                                                                     Underlying Portfolios which invest
                                                                     primarily in equity securities.
Lifestyle Balanced 640      A balance between a high level of        The portfolio invests approximately 40%
                            current income and growth of capital,    of its assets in Underlying Portfolio
                            with a greater emphasis on growth of     which invest primarily in fixed income
                            capital.                                 securities and approximately 60% in
                                                                     Underlying Portfolios which invest
                                                                     primarily in equity securities.
Lifestyle Moderate 460      A balance between a high level of        The portfolio invests approximately 60%
                            current income and growth of capital,    of its assets in Underlying Portfolios
                            with a greater emphasis on income.       which invest primarily in fixed income
                                                                     securities and approximately 40% in
                                                                     Underlying Portfolios which invest
                                                                     primarily in equity securities.
Lifestyle Conservative 280  A high level of current income with      The portfolio invests approximately 80%
                            some consideration given to growth of    of its assets in Underlying Portfolios
                            capital.                                 which invest primarily in fixed income
                                                                     securities and approximately 20% in
                                                                     Underlying Portfolio which invest
                                                                     primarily in equity securities.
------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES

     The Lifestyle Trusts seek to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

     The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts except the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolios investing primarily in fixed income securities are the:

         --  High Yield Trust                             --  Investment Quality Bond Trust
         --  Strategic Bond Trust                         --  Diversified Bond Trust
         --  Global Bond Trust                            --  U.S. Government Securities Trust
         --  Total Return Trust                           --  Strategic Income Trust
         --  Real Return Bond Trust                       --  Money Market Trust
         --  U.S. High Yield Bond Trust                   --  Active Bond Trust
         --  Core Bond Trust                              --  Short-Term Bond Trust

     The other Underlying Portfolios invest primarily in equity securities. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

     Variations in the target percentage allocations between the two types of Underlying Portfolios (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative 280 Trust may have a fixed income/ equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, MFC Global (U.S.A.) may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

     Within the prescribed percentage allocations, MFC Global (U.S.A.) selects the percentage levels to be maintained in specific portfolios. On each valuation day, the assets of each Lifestyle Trust are rebalanced to maintain the selected percentage level. MFC Global (U.S.A.) may from time to time adjust the percent of assets invested in any specific portfolios held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     Each Lifestyle Trust purchases only NAV shares of the Underlying
Portfolios.

Temporary Defensive Investing

     Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

      --   meeting redemption requests,

      --   making other anticipated cash payments, or

      -- protecting the portfolio in the event MFC Global (U.S.A.) determines that market or economic conditions warrant a defensive posture.

     To the extent a Lifestyle Trust is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.

     The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Lifestyle Trusts are not authorized to purchase warrants or indexed/structured securities or enter into mortgage dollar rolls.

PRINCIPAL RISKS OF INVESTING IN THE LIFESTYLE TRUSTS

     The Lifestyle Trusts are ranked in order of risk. The Lifestyle Aggressive 1000 portfolio is the riskiest of the Lifestyle portfolios since it invests 100% of its assets in Underlying Portfolios which invest primarily in equity securities. The Lifestyle Conservative 280 portfolio is the least risky of the Lifestyle Trusts since it invests approximately 80% of its assets in Underlying Portfolios which invest primarily in fixed income securities. Each Lifestyle Trust is subject to the same risks as the Underlying Portfolios in which it invests. The principal risks of investing in each of the Lifestyle Trusts are:

      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are set forth below under "Risks of Investing in Certain Types of Securities."

      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest in foreign securities, the portfolio will be subject to the risks of investing in foreign securities. These risks are set forth below under "Risks of Investing in Certain Types of Securities."

      -- Each of the Lifestyle Trust is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other portfolios of the Trust which have diverse holdings. See "Risks of Investing in Certain Types of Securities" for a complete definition of a non-diversified portfolio.

PERFORMANCE(A, B, C, D, E, F, G, H, I, J, K, L, M, N, O, P)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Lifestyle Trust was as follows:

                                               HIGHEST QUARTERLY RETURN   QUARTER   LOWEST QUARTERLY RETURN   QUARTER
Lifestyle Aggressive                                    18.07%            06/2003           -18.84%           9/2002
Lifestyle Growth                                        14.90%            06/2003           -14.50%           9/2002
Lifestyle Balanced                                      11.64%            06/2003           -10.36%           9/1998
Lifestyle Moderate                                       8.71%            06/2003            -5.57%           9/2002
Lifestyle Conservative                                   6.12%            12/2002            -2.08%           6/2004

                        LIFESTYLE AGGRESSIVE 1000 TRUST


--------------------------------------------------------------------------------

        10.9%       4.9%      14.6%      -5.1%      -13.7%     -20.7%     34.9%      16.1%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Aggressive 1000 Trust
   Series NAV(L)                                           16.06%     0.30%     3.84%     04/29/2005
   Series I                                                16.06%     0.30%     3.84%     01/07/1997
   Series II(M)                                            16.06%     0.30%     3.84%     01/28/2002
   Series III(N)                                           15.97%     0.28%     3.83%     09/05/2003
   Series IIIA(P)                                          15.97%     0.28%     3.83%     04/29/2005
 S&P 500 Index(A, C)                                       10.87%    -2.30%     7.98%
 Russell 2000 Index(A)                                     18.33%     6.61%     8.99%
 Russell 3000 Index(A)                                     11.95%    -1.16%     8.11%
 Lifestyle Aggressive Index(A, B)                          17.41%     1.40%     6.89%

                           LIFESTYLE GROWTH 820 TRUST


--------------------------------------------------------------------------------

        13.8%       6.2%      16.6%      -3.1%      -9.0%      -15.8%     29.6%      14.6%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Growth 820 Trust
   Series NAV(L)                                           14.57%     1.90%     5.62%     04/29/2005
   Series I                                                14.57%     1.90%     5.62%     01/07/1997
   Series II(M)                                            14.59%     1.89%     5.61%     01/28/2002
   Series III(N)                                           14.49%     1.89%     5.61%     09/05/2003
   Series IIIA(P)                                          14.49%     1.89%     5.61%     04/29/2005
 S&P 500 Index(A)                                          10.87%    -2.30%     7.98%
 Lehman Brothers Government/ Credit Bond Index(A)           4.21%     8.00%     7.07%
 Combined Index(A, E)                                       9.59%    -0.12%     8.05%
 Lifestyle Growth Index(A, D)                              15.08%     2.30%     7.02%

                          LIFESTYLE BALANCED 640 TRUST


--------------------------------------------------------------------------------

        14.1%       5.7%      12.4%       2.5%      -4.7%      -10.0%     24.0%      13.5%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Balanced 640 Trust
   Series NAV(L)                                           13.49%     4.29%     6.65%     04/29/2005
   Series I                                                13.49%     4.29%     6.65%     01/07/1997
   Series II(M)                                            13.41%     4.28%     6.64%     01/28/2002
   Series III(N)                                           13.41%     4.27%     6.64%     09/05/2003
   Series IIIA(P)                                          13.41%     4.27%     6.64%     04/29/2005
 S&P 500 Index(A)                                          10.87%    -2.30%     7.98%
 Lehman Brothers Government/ Credit Bond Index(A)           4.21%     8.00%     7.07%
 Combined Index(A, G)                                       8.29%     1.98%     7.98%
 Lifestyle Balanced Index(A, F)                            13.72%     4.32%     7.57%

                          LIFESTYLE MODERATE 460 TRUST


--------------------------------------------------------------------------------

        13.7%       9.8%       7.9%       4.3%      -1.1%      -4.1%      17.8%      11.0%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five      Life of    Date First
                                                           Year      Years    Portfolio   Available
 Lifestyle Moderate 460 Trust
   Series NAV(L)                                           11.04%     5.29%     7.21%     04/29/2005
   Series I                                                11.04%     5.29%     7.21%     01/07/1997
   Series II(M)                                            11.04%     5.22%     7.15%     01/28/2002
   Series III(N)                                           10.88%     5.19%     7.14%     09/05/2003
   Series IIIA(P)                                          10.88%     5.19%     7.14%     04/29/2005
 S&P 500 Index(A)                                          10.87%    -2.30%     7.98%
 Lehman Brothers Government/ Credit Bond Index(A)           4.21%     8.00%     7.07%
 Combined Index(A, I)                                       6.99%     3.99%     7.77%
 Lifestyle Moderate Index(A, H)                            10.19%     5.29%     7.88%

                        LIFESTYLE CONSERVATIVE 280 TRUST


--------------------------------------------------------------------------------

        12.2%      10.2%       4.2%       7.6%       3.3%       1.8%      11.5%       8.6%
         1997       1998       1999       2000       2001       2002       2003       2004

--------------------------------------------------------------------------------


                                                            One      Five     Life of    Date First
                                                           Year     Years    Portfolio   Available
 Lifestyle Conservative 280 Trust
   Series NAV(L)                                            8.59%    6.48%     7.37%     04/29/2005
   Series I                                                 8.59%    6.48%     7.37%     01/07/1997
   Series II(M)                                             8.51%    6.46%     7.34%     01/28/2002
   Series III(N)                                            8.51%    6.46%     7.35%     09/05/2003
   Series IIIA(P)                                           8.51%    6.46%     7.35%     04/29/2005
 Lehman Brothers Government/Credit Bond Index(A)            4.21%    8.00%     7.07%
 Combined Index(A, K)                                       5.67%    5.90%     7.43%
 Lifestyle Conservative Index(A, J)                         6.65%    5.76%     7.30%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.
(B)The Lifestyle Aggressive Index is a blend of returns (41% Russell 1000 Index, 27% Russell 2000 Index, and 32% MSCI EAFE Index) that was added to more accurately reflect the investment objective of the Lifestyle Aggressive 1000 Trust. The Lifestyle Aggressive Index was prepared by the Adviser using Ibbotson Associates Software and Data.
(C)The S&P 500 Index was added to more accurately reflect the investment objective of the Lifestyle Aggressive 1000 Trust.
(D)The Lifestyle Growth Index is a blend of returns (42% Russell 1000 Index, 17% Russell 2000 Index, 21% MSCI EAFE Index, 3% Lehman Brothers IT Government/Credit Bond Index, 3% Lehman Brothers 1-3 Year Government Index, 2% Lehman Brothers LT Government/Credit Bond Index, 12% Salomon Brothers High Yield Bond Index) that was added to more accurately reflect the investment objective of the Lifestyle Growth 820 Trust. The Lifestyle Growth Index was prepared by the adviser using Ibbotson Associates Software and Data.
(E)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Growth 820 Trust. The Combined Index consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.
(F)The Lifestyle Balanced Index is a blend of returns (35% Russell 1000 Index, 4% Russell 2000 Index, 14% MSCI EAFE, 6% Lehman Brothers IT Government/Credit Bond Index, 4% Lehman Brothers LT Government/Credit Bond Index, 9% Lehman Brothers 1-3 Year Government Index, 16% Salomon Brothers High Yield Index, 7% NAREIT Index, and 5% of the 3-month T-Bill) that was added to more accurately reflect the investment objective of the Lifestyle Balanced 640 Trust. The Lifestyle Balanced Index was prepared by the adviser using Ibbotson Associates Software and Data.
(G)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Balanced 640 Trust. The Combined Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.
(H)The Lifestyle Moderate Index is a blend of returns (22% Russell 1000 Index, 1% Russell 2000 Index, 10% MSCI EAFE Index, 14% Lehman Brothers IT Government/Credit Bond Index, 6% Lehman Brothers LT Government/Credit Bond Index, 17% Lehman Brothers 1-3 Year Government Index, 8% Salomon Brothers 3-month T-Bill, 15% Salomon Brothers High Yield Index, and 7% NAREIT Index) that was added to more accurately reflect the investment objective of the Lifestyle Moderate 460 Trust. The Lifestyle Moderate Index was prepared by the adviser using Ibbotson Associates Software and Data.
(I)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Moderate 460 Trust. The Combined Index consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.
(J)The Lifestyle Conservative Index is a blend of returns (10% Russell 1000 Index, 5% MSCI EAFE Index, 2% Lehman Brothers LT Government/Credit Bond Index, 30% Lehman Brothers 1-3 Year Government Index, 15% of the 3-month

T-Bill, 8% Salomon Brothers High Yield Index and 5% NAREIT Index) that was added to more accurately reflect the investment objective of the Lifestyle Conservative 280 Trust. The Lifestyle Conservative Index was prepared by the adviser using Ibbotson Associates Software and Data.
(K)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Conservative 280 Trust. The Combined Index consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.
(L)NAV shares were first offered April 29, 2005. Performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses performance would be higher.
(M)Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflect the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
(N)Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2005 reflected Series III expenses, performance would be lower.
(O)During the time periods shown below, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(P)Series IIIA shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series III shares. Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I and Series III shares have lower expenses than Series IIIA shares. Had the performance for periods prior to April 29, 2005 reflected Series IIIA expenses, performance would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages each Lifestyle Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The Portfolio Manager is:

      -- Steve Orlich (since July 2002). Mr. Orlich is Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

     Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts.

     The Trust's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the portfolio.


AMERICAN GROWTH TRUST


AMERICAN INTERNATIONAL TRUST

AMERICAN GROWTH-INCOME TRUST

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

MASTER-FEEDER STRUCTURE

     The American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust each operate as a "feeder fund" which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each portfolio has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds"). Each portfolio's master fund is listed below:

                 TRUST FEEDER FUND                                 AMERICAN FUND MASTER FUND
American Growth Trust                                 Growth Fund (Class 2 shares)
American International Trust                          International Fund (Class 2 shares)
American Growth-Income Trust                          Growth-Income Fund (Class 2 shares)
American Blue Chip Income and Growth Trust            Blue Chip Income and Growth Fund (Class 2 shares)

THE PROSPECTUS FOR THE AMERICAN FUND MASTER FUND IS DELIVERED TOGETHER WITH THIS PROSPECTUS.

     Series I shares of these portfolios are only available for sale to separate accounts that are used to support variable life insurance policies issued by certain insurance companies affiliated with the Adviser.


INVESTMENT OBJECTIVES AND STRATEGIES

     Each portfolio has a stated investment objective which is the same as the objective of the master fund in which it invests. Each master fund pursues this objective through separate investment strategies or policies. There can be no assurance that the portfolio or the master fund will achieve its investment objective. The differences in objectives and policies among the master funds can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' and master funds' investment policies is set forth below under "Additional Information about the Portfolios' Investments -- Additional Investment Policies." The investment objective of each portfolio is nonfundamental (i.e., the objective may be changed without the approval of shareholders).

     More complete descriptions of certain other instruments in which the portfolios may invest are set forth in the Statement of Additional Information.

AMERICAN GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders investment grow

INVESTMENT STRATEGIES: The American Growth Trust invests all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Composite Index.

Temporary Defensive Investing

     The Growth Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The Growth Fund invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The Growth Fund may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The Growth Fund may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

 -- The Growth Fund may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE
     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.23% (for the quarter ended 12/03) and the lowest return was -2.80% (for the quarter ended 9/04).


--------------------------------------------------------------------------------

        12.1%
         2004

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 American Growth Trust
   Series II                                               11.91%    15.81%     05/05/2003
   Series I(A)                                             12.10%    15.99%     07/09/2003
 Russell 1000 Growth Index(B)                               6.30%    16.95%
 S&P 500 Index(B)                                          10.87%    20.32%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.
(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

AMERICAN INTERNATIONAL TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders investment grow

INVESTMENT STRATEGIES: The American International Trust invests all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

Temporary Defensive Investing

     The International Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The International Fund invests primarily in foreign equity securities. The risks of investing in equity securities and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The International Fund may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

 -- Market timers may target portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The portfolio may invest significant amounts in such securities.

PERFORMANCE

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.48% (for the quarter ended 12/03) and the lowest return was -1.89% (for the quarter ended 6/04).


--------------------------------------------------------------------------------

        18.9%
         2004

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 American International Trust
   Series II                                               18.74%    28.00%     05/05/2003
   Series I(A)                                             18.88%    28.21%     07/09/2003
 MSCI EAFE Index(B)                                        20.70%    35.70%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.
(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to produce income exceeding the average yield on
                       U.S. stock generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

INVESTMENT STRATEGIES: The American Blue Chip Income and Growth Trust invests all of its assets in the master fund, Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

Temporary Defensive Investing
     The Blue Chip Income and Growth Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The Blue Chip Income and Growth Fund invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The Blue Chip Income and Growth Fund may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The Blue Chip Income and Growth Fund may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.62% (for the quarter ended 12/03) and the lowest return was -1.27% (for the quarter ended 9/04).


--------------------------------------------------------------------------------

         9.3%
         2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 American Blue Chip Income and Growth Trust
   Series II                                               9.13%     15.59%    05/05/2003
   Series I(A)                                             9.31%     15.82%    07/09/2003
 Russell 1000 Value Index(B)                              16.49%     25.67%
 S&P 500 Index(B)                                         10.87%     20.32%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.
(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

AMERICAN GROWTH-INCOME TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders investment grow and to provide the shareholder with income over time.

INVESTMENT STRATEGIES: The American Growth-Income Trust invests all of its assets in the master fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 composite Index.

Temporary Defensive Investing

     The Growth-Income Fund may also hold cash or money market instruments. The size of the funds' cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The Growth-Income Fund invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The Growth-Income Fund may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The Growth-Income Fund may invest in derivatives. The risks of investing in derivatives are set forth in the Prospectus under "Hedging and Other Strategic Transactions."

PERFORMANCE(A)

     The performance information below does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.19% (for the quarter ended 12/03) and the lowest return was -2.06% (for the quarter ended 9/04).


--------------------------------------------------------------------------------

        10.0%
         2004

--------------------------------------------------------------------------------


                                                           One      Life of    Date First
                                                           Year    Portfolio   Available
 American Growth-Income Trust
   Series II                                               9.83%    15.74%     05/05/2003
   Series I(A)                                             9.96%    15.93%     07/09/2003
 Russell 1000 Value Index(B)                              16.49%    25.67%
 S&P 500 Index(B)                                         10.87%    20.32%

(A)Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.
(B)The return for the index under "Life of Portfolio" is calculated for the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

                          ADDITIONAL INFORMATION ABOUT
  AMERICAN GROWTH TRUST, AMERICAN INTERNATIONAL TRUST, AMERICAN GROWTH-INCOME
                                     TRUST,
  AMERICAN BLUE CHIP INCOME AND GROWTH TRUST AND EACH MASTER FUNDS' INVESTMENT

REPURCHASE AGREEMENTS

Each of the portfolios may enter into repurchase agreements. Information regarding repurchase agreements is set forth under "Additional Information about the Portfolios' Investments -- Repurchase Agreements."

ADDITIONAL INVESTMENT POLICIES

Additional investment policies of the master funds are set forth in the statement of additional information of the master fund which is available upon request.

                             ADVISORY ARRANGEMENTS

     The portfolios do not have an investment adviser.

     Capital Research and Management Company ("CRMC"), an experienced investment management organization founded in 1931, serves as investment adviser to each American Fund master fund and to other mutual funds, including those in The American Funds Group. Capital Research Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research Management Company manages the investment portfolio and business affairs of each American Fund master fund.

     The total management fee paid by each master fund, as a percentage of average net assets, for the fiscal year ended December 31, 2004 is as follows:

                            Growth Fund........................................   0.350%
                            International Fund.................................   0.540%
                            Blue Chip Income and Growth Fund...................   0.450%
                            Growth-Income Fund.................................   0.290%

     Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio.

     The primary individual portfolio counselors for the Growth Fund are:

---------------------------------------------------------------------------------------------------------------------
                                                        PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      ADVISER (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND       INVESTMENT EXPERIENCE          MANAGEMENT OF THE FUND
---------------------------------------------------------------------------------------------------------------------
Donald D. O'Neal              Growth Fund -- 14 years   Senior Vice President,          An equity portfolio counselor
President and Trustee         (plus 4 years prior       Capital Research and
                              experience as a           Management Company
                              research professional
                              for the fund)             Investment professional for
                                                        20 years, all with Capital
                                                        Research and Management
                                                        Company or affiliate
---------------------------------------------------------------------------------------------------------------------
Gordon Crawford               Growth Fund -- 11 years   Senior Vice President and       An equity portfolio counselor
                              (plus 5 years prior       Director, Capital Research
                              experience as a           and Management Company
                              research professional
                              for the fund)             Investment professional for
                                                        34 years, all with Capital
                                                        Research and Management
                                                        Company or affiliate
---------------------------------------------------------------------------------------------------------------------
J. Blair Frank                5 years (plus 3 years     Vice President, Capital         An equity portfolio counselor
                              prior experience as a     Research Company
                              research professional
                              for the fund)             Investment professional for
                                                        11 years in total; 10 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------
Donnalisa Barnum              2 years                   Senior Vice President,          An equity portfolio counselor
                                                        Capital Research Company

                                                        Investment professional for
                                                        24 years in total; 18 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------
Ronald B. Morrow              2 years (plus 5 years     Senior Vice President,          An equity portfolio counselor
                              prior experience as a     Capital Research Company
                              research professional
                              for the fund)             Investment professional for
                                                        37 years in total; 8 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------

     The primary individual portfolio counselors for the International Fund are:

---------------------------------------------------------------------------------------------------------------------
                                                        PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      ADVISER (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND       INVESTMENT EXPERIENCE          MANAGEMENT OF THE FUND
---------------------------------------------------------------------------------------------------------------------
Robert W. Lovelace Vice       11 years                  Chairman, Capital Research      A non-U.S. equity portfolio
President                                               Company                         counselor

                                                        Investment professional for
                                                        20 years, all with Capital
                                                        Research and Management
                                                        Company or affiliate
---------------------------------------------------------------------------------------------------------------------
Nick J. Grace                 1 year (plus 7 years      Senior Vice President and       A non-U.S. equity portfolio
                              prior experience as a     Director, Capital Research      counselor
                              research professional     Company
                              for the fund)
                                                        Investment professional for
                                                        15 years in total; 11 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------
Alwyn Heong                   9 years                   Senior Vice President,          A non-U.S. equity portfolio
                                                        Capital Research Company        counselor

                                                        Investment professional for
                                                        17 years in total; 13 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------

     The primary individual portfolio counselors for the Blue Chip Income and Growth Fund are:

---------------------------------------------------------------------------------------------------------------------
                                                        PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      ADVISER (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND       INVESTMENT EXPERIENCE          MANAGEMENT OF THE FUND
---------------------------------------------------------------------------------------------------------------------
James K. Dunton Chairman of   4 years (since the fund   Senior Vice President and       An equity portfolio counselor
the Board                     began operations)         Director, Capital Research
                                                        and Management Company

                                                        Investment professional for
                                                        43 years, all with Capital
                                                        Research and Management
                                                        Company or affiliate
---------------------------------------------------------------------------------------------------------------------
Alan N. Berro Senior Vice     4 years (since the fund   Senior Vice President,          An equity portfolio counselor
President                     began operations)         Capital Research Company

                                                        Investment professional for
                                                        19 years in total; 14 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------
C. Ross Sappenfield           4 years (since the fund   Vice President, Capital         An equity portfolio counselor
                              began operations)         Research Company

                                                        Investment professional for
                                                        13 years, all with Capital
                                                        Research and Management
                                                        Company or affiliate
---------------------------------------------------------------------------------------------------------------------

     The primary individual portfolio counselors for the Growth-Income Fund:

---------------------------------------------------------------------------------------------------------------------
                                                        PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR FOR THE     PORTFOLIO COUNSELOR      ADVISER (OR AFFILIATE) AND     PORTFOLIO COUNSELOR'S ROLE IN
SERIES/TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND       INVESTMENT EXPERIENCE          MANAGEMENT OF THE FUND
---------------------------------------------------------------------------------------------------------------------
James K. Dunton Chairman of   21 years (since the       Senior Vice President and       An equity portfolio counselor
the Board                     fund began operations)    Director, Capital Research
                                                        and Management Company

                                                        Investment professional for
                                                        43 years, all with Capital
                                                        Research and Management
                                                        Company or affiliate
---------------------------------------------------------------------------------------------------------------------
Alan N. Berro                 9 years (plus 4 years     Senior Vice President,          An equity portfolio counselor
Senior Vice President         prior experience as a     Capital Research Company
                              research professional
                              for the fund)             Investment professional for
                                                        19 years in total; 14 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------
Claudia P. Huntington Vice    11 years (plus 5 years    Senior Vice President,          An equity portfolio counselor
President                     prior experience as a     Capital Research and
                              research professional     Management Company
                              for the fund)
                                                        Investment professional for
                                                        32 years in total; 30 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------
Robert G. O'Donnell           15 years (plus 1 year     Senior Vice President and       An equity portfolio counselor
                              prior experience as a     Director, Capital Research
                              research professional     and Management Company
                              for the fund)
                                                        Investment professional for
                                                        33 years in total; 30 years
                                                        with Capital Research and
                                                        Management Company or
                                                        affiliate
---------------------------------------------------------------------------------------------------------------------
C. Ross Sappenfield           6 years                   Vice President, Capital         An equity portfolio counselor
                                                        Research Company

                                                        Investment professional for
                                                        13 years, all with Capital
                                                        Research and Management
                                                        Company or affiliate
---------------------------------------------------------------------------------------------------------------------

     Additional information regarding the portfolio managers' compensation, holdings in other accounts, and ownership of securities in The American Funds Insurance Series can be found in the Statement of Additional Information.

                              GENERAL INFORMATION
MASTER-FEEDER STRUCTURE

Each master fund may have other shareholders, each of whom will pay their proportionate share of the master fund's expenses. Each of the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust each has the right to switch master funds or decide to manage its assets directly at any time the Trust Board of Trustees decides it is in the best interest of a portfolio to do so.

                          ADDITIONAL INFORMATION ABOUT

                          THE PORTFOLIOS' INVESTMENTS

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

NON-DIVERSIFIED PORTFOLIOS

     Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

     Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

     Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

     Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

 -- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

 -- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

 -- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

 -- Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities
     Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income
Securities
     Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

 -- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

 -- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

 -- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

 -- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

 -- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

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

Medium Size Companies

 -- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

 -- Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

 -- Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

 -- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

 -- Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

 -- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

 -- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

     Certain of the portfolios may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

EXCHANGE TRADED FUNDS (ETFS)

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In

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addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

     Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

 --   Declines in the value of real estate;      --   Change in zoning laws;
 --   Risks related to general and local         --   Losses due to costs resulting from the
      economic conditions;                       clean-up of environmental problems;
 --   Possible lack of availability of mortgage  --   Liability to third parties for damages
funds;                                           resulting from environmental problems;
 --   Overbuilding;                              --   Casualty or condemnation losses;
 --   Extended vacancies of properties;          --   Limitations on rents;
 --   Increased competition;                     --   Changes in neighborhood values and the
 --   Increases in property taxes and operating  appeal of properties to tenants; and
expenses;                                        --   Changes in interest rates.

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

     Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

     Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

INDUSTRY OR SECTOR INVESTING

     When a portfolio's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

     Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small company securities.

     Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

     Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

     Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

     Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry.

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

Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

     Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

     Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

IPOS ("INITIAL PUBLIC OFFERINGS")

     Certain portfolios may invest a portion of their assets in shares of initial public offerings ("IPOs"). IPOs may have a magnified impact on the performance of a portfolio with a small asset base. The impact of IPOs on a portfolio's performance likely will decrease as the portfolio's asset size increases, which could reduce the portfolio's returns. IPOs may not be consistently available to a portfolio for investing, particularly as the portfolio's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a portfolio may hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses for a portfolio, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

                               ------------------

     Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

     Subject to certain restrictions and except as noted below, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities. Except in the case of repurchase agreements, the disclosure below does not apply to the American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust. The investment strategies of the underlying master funds for each of these portfolios are set for in the master fund prospectus (the "American Funds Insurance Series" prospectus) which accompanies this prospectus.

LENDING OF PORTFOLIO SECURITIES

     Each portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its record liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

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

U.S. GOVERNMENT SECURITIES

     Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

REPURCHASE AGREEMENTS

     Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

     Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

     Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

MORTGAGE DOLLAR ROLLS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

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

ILLIQUID SECURITIES

     Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

     Unless otherwise explicitly prohibited in the description of a portfolio, each of the portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

SHORT SALES

     Certain of the portfolios may make short sales of securities. This means a portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until a portfolio closes its short position or replaces a borrowed security, the portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

LOAN PARTICIPATIONS

     Certain of the portfolios may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

                               ------------------

     These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

      -- exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

      --   financial futures contracts (including stock index futures),

      --   interest rate transactions*, and

      --   currency transactions**

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Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

**A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Other Strategic Transactions may be used for the following purposes:

      -- to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

      -- to protect a portfolio's unrealized gains in the value of its securities,

      -- to facilitate the sale of a portfolio's securities for investment purposes,

      -- to manage the effective maturity or duration of a portfolio's securities or

      -- to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

      -- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

     John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. The Adviser does not itself manage any of the Trust portfolio assets but has ultimate responsibility to oversee the Subadvisers. In this connection, the Adviser (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.


     The Trust has received an order from the SEC permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


     As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

     The following table presents a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets. For information on the advisory fee for the underlying master fund for each of the American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust please refer to the master fund prospectus (the American Funds Insurance Series prospectus) which accompanies this prospectus as well as the disclosure regarding these four portfolios set forth above under "Fees and Expenses for Each Portfolio."


                                                         BETWEEN            BETWEEN             BETWEEN
                                         FIRST       $50 MILLION AND    $200 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                             $50 MILLION     $200 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                             -----------    ---------------    ----------------    ----------------    -----------
Science & Technology................     1.050%           1.050%              1.050%              1.000%           1.000%
Pacific Rim.........................     0.800%           0.800%              0.800%              0.700%           0.700%
Health Sciences.....................     1.050%           1.050%              1.050%              1.000%           1.000%
Emerging Growth.....................     0.800%           0.800%              0.800%              0.800%           0.800%
Emerging Small Company..............     1.000%           1.000%              1.000%              0.970%           0.950%
Small Cap...........................     0.850%           0.850%              0.850%              0.850%           0.850%
Dynamic Growth......................     0.950%           0.950%              0.950%              0.900%           0.900%
Mid Cap Stock.......................     0.875%           0.875%              0.850%              0.825%           0.825%
Natural Resources...................     1.050%           1.000%              1.000%              1.000%           1.000%
All Cap Growth......................     0.900%           0.900%              0.900%              0.850%           0.850%
Strategic Opportunities.............     0.800%           0.800%              0.800%              0.800%           0.800%
International Stock (+).............        (+)              (+)                 (+)                 (+)              (+)
International Small Cap.............     1.050%           1.050%              0.950%              0.850%           0.850%
International Value.................     0.950%           0.950%              0.850%              0.800%           0.800%
Quantitative Mid Cap................     0.750%           0.750%              0.650%              0.650%           0.650%
Quantitative All Cap................     0.750%           0.700%              0.700%              0.700%           0.700%
All Cap Core........................     0.800%           0.800%              0.800%              0.750%           0.750%
Blue Chip Growth....................     0.825%           0.825%              0.825%              0.825%           0.800%
U.S. Large Cap......................     0.825%           0.825%              0.825%              0.825%           0.800%
Real Estate Securities..............     0.700%           0.700%              0.700%              0.700%           0.700%
Small Cap Opportunities.............     1.000%           1.000%              1.000%              0.950%           0.950%
Small Company Value.................     1.050%           1.050%              1.050%              1.000%           1.000%
Special Value.......................     1.000%           1.000%              1.000%              0.950%           0.950%
Mid Value...........................     1.050%           0.950%              0.950%              0.950%           0.950%
Mid Cap Value.......................     0.900%           0.900%              0.850%              0.825%           0.825%
Value...............................     0.750%           0.750%              0.725%              0.650%           0.650%
Growth & Income II..................     0.675%           0.675%              0.675%              0.675%           0.675%
Growth & Income.....................     0.700%           0.700%              0.700%              0.650%           0.600%
Equity-Income.......................     0.825%           0.825%              0.825%              0.825%           0.800%
Income & Value......................     0.800%           0.800%              0.800%              0.750%           0.750%
Managed.............................     0.730%           0.730%              0.730%              0.730%           0.730%
Global Allocation...................     0.850%           0.850%              0.850%              0.800%           0.800%
High Yield..........................     0.725%           0.725%              0.725%              0.650%           0.650%
U.S. High Yield Bond................     0.750%           0.750%              0.720%              0.720%           0.720%
Strategic Bond......................     0.725%           0.725%              0.725%              0.650%           0.650%
Global Bond.........................     0.700%           0.700%              0.700%              0.700%           0.700%
Investment Quality Bond.............     0.600%           0.600%              0.600%              0.550%           0.550%
Total Return........................     0.700%           0.700%              0.700%              0.700%           0.700%

                                                         BETWEEN            BETWEEN             BETWEEN
                                         FIRST       $50 MILLION AND    $200 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                             $50 MILLION     $200 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                             -----------    ---------------    ----------------    ----------------    -----------
Real Return Bond....................     0.700%           0.700%              0.700%              0.700%           0.700%
Active Bond.........................     0.600%           0.600%              0.600%              0.600%           0.600%
U.S. Government Securities..........     0.650%           0.650%              0.650%              0.550%           0.550%
Money Market........................     0.500%           0.500%              0.500%              0.470%           0.470%
Money Market B......................     0.500%           0.500%              0.500%              0.470%           0.470%
500 Index...........................     0.470%           0.470%              0.470%              0.460%           0.460%
500 Index B.........................     0.470%           0.470%              0.470%              0.460%           0.460%
Bond Index B........................     0.470%           0.470%              0.470%              0.470%           0.470%



                                                        BETWEEN             BETWEEN             BETWEEN
                                        FIRST       $50 MILLION AND     $250 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                            $50 MILLION      $250 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                            -----------    ---------------     ----------------    ----------------    -----------
All Cap Value......................     0.850%           0.850%              0.800%              0.750%            0.750%
International Opportunities........     1.000%           1.000%              0.950%              0.900%            0.900%
Large Cap..........................     0.850%           0.850%              0.800%              0.750%            0.750%
Small Cap Index....................     0.490%           0.490%              0.480%              0.460%            0.460%
Mid Cap Index......................     0.490%           0.490%              0.480%              0.460%            0.460%
Total Stock Market Index...........     0.490%           0.490%              0.480%              0.460%            0.460%
Financial Services.................     0.900%           0.850%              0.850%              0.800%            0.800%
Fundamental Value..................     0.900%           0.850%              0.850%              0.800%            0.800%



                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $100 MILLION AND    $200 MILLION AND    $500 MILLION AND    EXCESS OVER
PORTFOLIO                          $100 MILLION       $200 MILLION        $500 MILLION         $1 BILLION       $1 BILLION
---------                          ------------     ----------------    ----------------    ----------------    -----------
Small Cap Value..................      1.100%            1.050%              1.050%              1.050%            1.050%
Small Cap Growth.................      1.100%            1.050%              1.050%              1.050%            1.050%
International Equity Index A.....      0.550%            0.530%              0.530%              0.530%            0.530%
International Equity Index B.....      0.550%            0.530%              0.530%              0.530%            0.530%



                                                        BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $100 MILLION AND      EXCESS OVER
PORTFOLIO                           $50 MILLION       $100 MILLION        $250 MILLION        $250 MILLION
---------                           -----------     ---------------     ----------------      ------------
Short-Term Bond..................      0.600%            0.600%              0.575%              0.550%


                                       FIRST          EXCESS OVER
PORTFOLIO                          $300 MILLION       $300 MILLION
---------                          ------------       ------------
Capital Appreciation.............      0.850%            0.800%

                                       FIRST          EXCESS OVER
PORTFOLIO                           $1 BILLION         $1 BILLION
---------                           ----------        -----------
Global (formerly, Global
  Equity)........................      0.850%            0.800%

                                       FIRST          EXCESS OVER
PORTFOLIO                          $750 MILLION       $750 MILLION
---------                          ------------       ------------
Large Cap Growth.................      0.850%            0.800%


                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $300 MILLION AND    $600 MILLION AND    $900 MILLION AND    EXCESS OVER
PORTFOLIO                          $300 MILLION       $600 MILLION        $900 MILLION        $1.5 BILLION      $1.5 BILLION
---------                          ------------     ----------------    ----------------    ----------------    ------------
Strategic Value..................      0.850%            0.825%              0.800%              0.775%            0.700%
Utilities........................      0.850%            0.825%              0.800%              0.775%            0.700%

                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $10 MILLION AND     $50 MILLION AND     $200 MILLION AND    EXCESS OVER
PORTFOLIO                           $10 MILLION       $50 MILLION         $200 MILLION        $500 MILLION      $500 MILLION
---------                           -----------     ---------------     ---------------     ----------------    ------------
Mid Cap Core.....................      0.950%            0.900%              0.875%              0.850%            0.825%

                                                        BETWEEN             BETWEEN
                                       FIRST        $100 MILLION AND    $300 MILLION AND      EXCESS OVER
PORTFOLIO                          $100 MILLION       $300 MILLION        $500 MILLION        $500 MILLION
---------                          ------------     ----------------    ----------------      ------------
Large Cap Value..................      0.850%            0.850%              0.825%              0.800%
Overseas Equity..................      1.050%            1.050%              0.900%              0.850%

                                                        BETWEEN
                                       FIRST        $500 MILLION AND      EXCESS OVER
PORTFOLIO                          $500 MILLION        $1 BILLION          $1 BILLION
---------                          ------------     ----------------      -----------
U.S. Global Leaders Growth.......     0.7125%             0.675%             0.675%
Classic Value....................      0.875%            0.8325%             0.800%
Quantitative Value...............      0.700%             0.650%             0.600%
Strategic Income.................      0.725%             0.650%             0.650%

                                                        BETWEEN
                                       FIRST        $200 MILLION AND      EXCESS OVER
PORTFOLIO                          $200 MILLION       $400 MILLION        $400 MILLION
---------                          ------------     ----------------      ------------
Core Bond........................      0.690%            0.640%              0.600%

                                       FIRST          EXCESS OVER
PORTFOLIO                          $125 MILLION       $125 MILLION
---------                          ------------       ------------
Small Company....................      1.050%            1.000%

                                       FIRST          EXCESS OVER
PORTFOLIO                          $350 MILLION       $350 MILLION
---------                          ------------       ------------
Core Equity......................      0.850%            0.750%


                                       FIRST          EXCESS OVER
PORTFOLIO                          $7.5 BILLION*     $7.5 BILLION*
---------                          -------------     -------------
Lifestyle Aggressive 1000........      0.050%            0.040%
Lifestyle Growth 820.............      0.050%            0.040%
Lifestyle Balanced 640...........      0.050%            0.040%
Lifestyle Moderate 460...........      0.050%            0.040%
Lifestyle Conservative 280.......      0.050%            0.040%


*of aggregate net assets of all Lifestyle portfolios.

(+)1.200% on the first $20 million of net assets, 1.050% on net assets between $20 - $50 million, 0.950% on net assets between $50 - $200 million. When current net assets equal or exceed $200 million, the advisory fee is 0.950% on all assets. When current net assets equal or exceed $500 million, the advisory fee is 0.900% on all assets.

     The following table presents the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2004.

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Science & Technology Trust..................................      $  5,335,019
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets
  Trust)....................................................           708,324
Health Sciences Trust.......................................         1,776,731
Emerging Growth Trust.......................................         1,277,412
Aggressive Growth Trust.....................................         3,109,634
Emerging Small Company Trust................................         4,329,271
Small Company Blend Trust...................................         1,834,636
Small Company Trust.........................................           261,685
Dynamic Growth Trust........................................         1,412,822

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Mid Cap Stock Trust.........................................         3,535,985
Natural Resources Trust.....................................         3,267,843
All Cap Growth Trust........................................         4,677,977
Strategic Opportunities Trust...............................         3,677,296
Financial Services Trust....................................           726,555
International Stock Trust...................................         4,097,283
Overseas Trust..............................................         4,926,069
International Small Cap Trust...............................         3,565,448
International Value Trust...................................         4,675,076
Quantitative Mid Cap Trust..................................           841,152
Mid Cap Core Trust..........................................           487,381
Global Trust (formerly Global Equity Trust).................         2,797,227
Strategic Growth Trust......................................         2,334,290
Capital Appreciation Trust..................................         1,590,102
U.S. Global Leaders Growth Trust............................            26,946
Quantitative All Cap Trust..................................         1,330,957
All Cap Core Trust..........................................         1,863,493
Large Cap Growth Trust......................................         3,624,733
Blue Chip Growth Trust......................................        11,338,520
U.S. Large Cap Trust (formerly, U.S. Large Cap Value
  Trust)....................................................         5,370,954
Core Equity Trust...........................................         1,617,250
Strategic Value Trust.......................................         1,070,875
Large Cap Value Trust.......................................           698,991
Classic Value Trust.........................................            46,017
Utilities Trust.............................................           518,572
Real Estate Securities Trust................................         4,524,762
Small Cap Opportunities Trust...............................         1,210,098
Small Company Value Trust...................................         5,830,493
Special Value Trust.........................................           229,701
Mid Cap Value Trust.........................................         4,221,265
Value Trust.................................................         2,041,280
All Cap Value Trust.........................................         2,319,635
Equity Index Trust..........................................           202,818
Fundamental Value Trust.....................................         4,920,784
Growth & Income Trust.......................................         8,459,407
Great Companies-America Trust...............................            20,472
Quantitative Value Trust....................................           727,800
Equity-Income Trust.........................................        12,128,093
Income & Value Trust........................................         4,486,788
Global Allocation Trust.....................................         1,029,176
High Yield Trust............................................         6,560,794
Strategic Bond Trust........................................         4,500,084
Strategic Income Trust......................................            55,452
Global Bond Trust...........................................         3,731,728
Diversified Bond Trust......................................         2,546,700
Investment Quality Bond Trust...............................         2,371,047
Total Return Trust..........................................         8,198,876
Real Return Bond Trust......................................         2,421,965
U.S. Government Securities Trust............................         3,701,482

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Money Market Trust..........................................         7,248,539
Small Cap Index Trust.......................................           752,503
Mid Cap Index Trust.........................................           806,978
Total Stock Market Index Trust..............................           695,200
500 Index Trust.............................................         4,366,594
Lifestyle Aggressive 1000 Trust.............................           340,510
Lifestyle Growth 820 Trust..................................         1,358,402
Lifestyle Balanced 640 Trust................................         1,437,267
Lifestyle Moderate 460 Trust................................           490,095
Lifestyle Conservative 280 Trust............................           295,227
Small-Mid Cap Growth Trust..................................            21,693
Small Mid-Cap Trust.........................................           596,916
International Equity Select Trust...........................           423,677
Select Growth Trust.........................................            24,543
Global Equity Select Trust..................................            29,095
Core Value Trust............................................            27,992
High Grade Bond Trust.......................................           291,135
Total for all Portfolios....................................      $194,399,592

Advisory Fee Waivers
     Science & Technology, Health Sciences, Blue Chip Growth, Equity-Income, Small Company Value and Mid Value Trusts. The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Blue Chip Growth Trust, Equity-Income, Small Company Value and Mid Value Trusts. This waiver is based on the combined assets of these portfolios.

     The percentage fee reduction for each asset level is as follows:

COMBINED ASSET LEVELS                                              FEE REDUCTION
---------------------                                           -------------------
                                                                (AS A PERCENTAGE OF
                                                                 THE ADVISORY FEE)
First $750 million..........................................           0.00%
Between $750 million and $1.5 billion.......................            5.0%
Between $1.5 billion and $3.0 billion.......................            7.5%
Over $3.0 billion...........................................             10%

     This voluntary fee waiver may be terminated at any time by the Adviser.

     Global and International Value Trusts. Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% (0.45% effective April 29, 2005) of the portfolio's average net assets. These advisory fee waivers may be terminated at any time.

     Financial Services and Fundamental Value Trusts. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers may be terminated at any time.

                                                                                  BETWEEN
                                                                 FIRST        $50 MILLION AND     EXCESS OVER
PORTFOLIO                                                     $50 MILLION*     $500 MILLION*     $500 MILLION*
---------                                                     ------------    ---------------    -------------
Financial Services..........................................     0.850%            0.800%            0.750%
Fundamental Value...........................................     0.850%            0.800%            0.750%

* as a percentage of average annual net assets.

Expense Reimbursement.

     All Portfolios Except the Lifestyle Trusts, Money Market Trust B, 500 Index Trust B, International Index Trust B, Bond Index Trust B. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:


     - 0.050% in the case of the International Index Trust A and the 500 Index Trust,

     - 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and Bond Index Trust A,

     - 0.75% in the case of the International Opportunities, International Small Cap, Global, Global Bond, International Value, Overseas Equity, International Stock and Pacific Rim Trusts,

     -  0.50% in the case of all other portfolios except those noted above.

     These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated any time.

     Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation, (f) Rule 12b-1 fees, (g) transfer agency fees, blue sky fees and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

     This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense reimbursement may be terminated at any time.

     Money Market Trust B, 500 Index Trust B, International Index Trust B and Bond Index Trust B. The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table below under "Net Trust Annual Expenses." A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

                                                              NET TRUST
                                                               ANNUAL
TRUST PORTFOLIO                                               EXPENSES
---------------                                               ---------
Money Market Trust B........................................    0.28%
500 Index Trust B...........................................    0.25%
International Equity Index Trust B..........................    0.34%
Bond Index Trust B..........................................    0.25%

     Series III Shares. The Adviser has voluntarily agreed to reduce its advisory fee for Series III shares of a portfolio of the Trust in an amount equal to the amount of transfer agency fees and blue sky fees for Series III shares of the portfolio accrued for the time period for which the advisory fee is paid and, if necessary, to remit to that class of the portfolio an amount necessary to pay such expenses. This voluntary expense reimbursement may be terminated at any time by the Adviser.

     Series IIIA Shares. The Adviser agrees to reduce its advisory fee for Series IIIA shares of a portfolio of the Trust in an amount equal to the amount of transfer agency fees and blue sky fees for Series IIIA shares of the portfolio accrued for the time period for which the advisory fee is paid and, if necessary, to remit to that class of the portfolio an amount necessary to pay such expenses. This voluntary expense reimbursement may be terminated at any time by the Adviser.

SUBADVISORY ARRANGEMENTS

     Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

     The Trust may issue five classes of shares, NAV Shares, Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares), Series III (also referred to as "Class R shares") and Series IIIA shares (for the Lifestyle Trusts only). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.

     Series III and Series IIIA Shares. Only certain "Qualified Plans" and certain permitted entities may invest in Series III and Series IIIA shares. For this purpose, a "Qualified Plan" includes: (i) a plan described in Section 401(a) of the Code; (ii) an annuity plan described in 403(a) of the Code; (iii) an annuity contract described in Section 403(b) of the Code, including a custodial account described in Section 403(b)(7) of the Code; (iv) an individual retirement account described in Section 408(a) of the Code; (v) an individual retirement annuity described in Section 408(b) of the Code; (vi) a governmental plan within the meaning of Section 414(d) of the Code; (vii) an eligible deferred compensation plan described in Section 457(b) of the Code; (viii) a simplified employee pension described in Section 408(k) of the Code; (ix) a plan described in Section 501(c)(18) of the Code; and (x) any other trust, plan, account, contract, or annuity that the Internal Revenue Service has determined to be within the scope of Section 1.817-5(f)(3)(iii) of the Income Tax Regulations.

RULE 12B-1 PLANS OF EACH CLASS

     NAV shares are not subject to a Rule 12b-1 fee.

     Series I shares of each portfolio are subject to a Rule 12b-1 fee of .05% of Series I share average daily net assets except as follows:


      -- American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .35%. In addition, each master fund pays a Rule 12b-1 fee of .25% of average annual net assets of the master fund.


     Series II shares of each portfolio are subject to a Rule 12b-1 fee of up to ..25% of Series II share average daily net assets except as follows:


      -- American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust are subject to a Rule 12b-1 fee of .50%. In addition, each master fund pays a Rule 12b-1 fee of .25% of average annual net assets of the master fund.


     Series III shares of each portfolio are subject to a Rule 12b-1 fee of up to .40% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts) except as follows:


      -- American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust do not offer Series III shares.


Effective April 29, 2005, the Lifestyle Trusts will not offer Series III shares for sale.

     Only the Lifestyle Trusts offer Series IIIA shares. Series IIIA shares are subject to a Rule 12b-1 fee of up to .55% of Series IIIA share average daily net assets.

     Rule 12b-1 fees will be paid to the Trust's Distributor, John Hancock Distributors, LLC (formerly, Manulife Financial Securities LLC), or any successor thereto.

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

          (i) for any expenses relating to the distribution of the shares of the class,

          (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a portfolio and may, over time, be greater than other types of sales charges.

                              GENERAL INFORMATION

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

     The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f) and Rev. Rule 81-225 (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

      -- would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

      -- the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

     Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a portfolio of the Trust.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

                               ------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

     The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      -- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      -- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

      -- the SEC by order so permits for the protection of security holders of the Trust.

Calculation of Net Asset Value

     The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

          (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

          (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

          (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

          (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

          (ii) subtracting all its liabilities, and

          (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

     Valuation of Securities. Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the Trust's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is calculating the net asset value for its portfolios. In view of these factors, it is likely that Trust portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Trust portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

     For purposes of determining when fair value adjustments may be appropriate with respect to Trust portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Trust will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Trust portfolios have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Trust portfolios that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such portfolios will be recommended to the Trust's Pricing Committee where applicable.

     Fair value pricing of securities is intended to help ensure that the net asset value of a portfolio's shares reflects the value of the portfolio's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a portfolio at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trusts and by the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust (the "MIT American Funds") are valued at their net asset value. The MIT American Funds invest in corresponding American Funds master funds, and the prospectus for the American Funds master funds which accompanies this prospectus describes the valuation of securities held by these master funds, including the circumstances in which such securities may be fair valued.

DISRUPTIVE SHORT TERM TRADING

     None of the Trust portfolios are designed for short-term trading since such activity may increase portfolio transaction costs, disrupt management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies) and dilute interest in a portfolio held for long-term investment. The Board of Trustees of the Trust as adopted the following policy regarding short-term trading in the Trust:

     Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio, materially increasing portfolio transaction costs or significantly exposing interests in a portfolio to dilution ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. For example, the Trust may impose trading restrictions if it observes rapid trading or abnormal trading patterns or large inflows or outflows in one or more portfolios.

     Since shares of the Trust are sold primarily to separate accounts of affiliated insurance companies, the Trust's participation agreement with such insurance companies requires the insurance companies to impose trading restrictions on its contract owners if requested by the Trust. In addition, since trading in shares of NAV shares, Series I and Series II of the Trust is effected through the insurance company separate accounts and not directly through the Trust, the Trust's participation agreement also provides that each insurance company may impose restrictions on transfers in addition to those requested by the Trust. These restrictions may vary by insurance product.

     Currently, Series III and Series IIIA shares of the Trust are sold directly to qualified retirement plans and the Trust restricts transfers to two per month per account for these shares. (For purposes of this restriction, all transfers made during the period from the opening of trading each day the net asset value of the shares are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Shareholders may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the assets in an account are transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another portfolio of the Trust may be made. This restriction is applied uniformly to all participants in qualified retirement plans. The Trust also reserves the right to take other actions to restrict trading as noted below.

     Actions that the Trust or the insurance companies may take to restrict Disruptive Short-Term Trading include, but are not limited to:

      --   restricting the number of transfers made during a defined period,

      --   restricting the dollar amount of transfers,

      -- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

      --   restricting transfers into and out of certain Trust portfolios.

     The Trust may impose trading restrictions on insurance companies if it observes that the insurance companies fail to detect rapid trading or abnormal trading patterns or large inflows or outflows in one or more portfolios resulting from Disruptive Short-Term Trading.

     Investors in the Trust should note that while the Trust seeks to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so even when trades are limited to a certain number per month. Therefore, no assurance can be given that the Trust will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust is unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

     Market timers may target portfolios with the following types of investments:

     1. portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value. The following Trust portfolios have significant investments in foreign securities:


     International Opportunities Trust
     International Stock Trust
     Pacific Rim Trust
     International Small Cap Trust
     Overseas Equity Trust
     International Value Trust
     Global Trust
     American International Trust


     2. portfolios with significant investments in high yield securities that are infrequently traded. The following Trust portfolios have significant investments in high yield securities:

     High Yield Trust
     U.S. High Yield Bond Trust

     3. Portfolios with significant investments in small cap securities. The following portfolios have significant investments in small cap securities:


     Emerging Growth Trust
     Small Cap Growth Trust
     Emerging Small Company Trust
     Small Cap Trust
     Small Company Trust
     Small Cap Opportunities Trust
     Small Cap Value Trust

     Small Company Value Trust
     Special Value Trust

Market timers may also target portfolios with other types of investments for frequent trading of shares.

POLICY REGARDING DISCLOSURE OF TRUST PORTFOLIO HOLDINGS

     The Statement of Additional Information of the Trust contains a description of the Trust's policies and procedures regarding disclosure of Trust portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings")

     The ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. This information will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

PURCHASERS OF SHARES OF THE TRUST

     Shares of the Trust may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans ("Qualified Plans"). Due to differences in tax treatments and other considerations, the interests of various contract owners participating in the Trust and the interests of Qualified Plans investing the Trust may conflict. The Board of Trustees of the Trust will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table included with each portfolio description is intended to help investors understand the financial performance of the portfolio for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions).

     The financial statements of the Trust as of December 31, 2004, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.


     On April 29, 2005, each of the following funds of John Hancock Variable Series Trust I ("JHVST") reorganized as series of the Trust. For each of these funds, financial highlights are presented below for the predecessor fund of John Hancock Variable Series Trust I ("JHVST"). The financial statements as of December 31, 2004 of the JHVST funds have been audited by Ernst & Young LLP, independent registered public accounting firm. The Report of Ernst & Young LLP is included, along with the JHVST's financial statements, in JHVST's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.


JHVST Fund                                        Corresponding Trust Portfolio

International Equity Index Fund -- NAV Shares     International Equity Index Trust B
International Equity Index Fund -- Series I and   International Equity Index Trust A
  Series II Shares
Bond Index Fund                                   Bond Index Trust B
Equity Index Fund                                 500 Index Trust B
Money Market Fund                                 Money Market Fund B
Growth & Income Fund                              Growth & Income Trust II
Mid Cap Value Fund B                              Mid Value Trust
Small Cap Value Fund                              Small Cap Value Trust
Small Cap Emerging Growth Fund                    Small Cap Growth Trust
Overseas Equity Fund B                            Overseas Equity Trust
Active Bond Fund                                  Active Bond Trust
Short-Term Bond Fund                              Short-Term Bond Trust
Managed Fund                                      Managed Trust

     The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                              SCIENCE & TECHNOLOGY TRUST--
                            ----------------------------------------------------------------
                                                        SERIES I
                            ----------------------------------------------------------------

                                                YEARS ENDED DECEMBER 31,
                            ----------------------------------------------------------------
                              2004          2003          2002          2001          2000
                            --------      --------      --------      --------      --------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $  11.43      $   7.60      $  12.83      $  23.24      $  36.17
Net investment income
 (loss)                        (0.03)        (0.07)        (0.08)        (0.13)        (0.24)
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions           0.13          3.90         (5.15)        (9.36)       (11.77)
                            --------      --------      --------      --------      --------

Total from investment
 operations                     0.10          3.83         (5.23)        (9.49)       (12.01)
                            --------      --------      --------      --------      --------

Dividends from net
 investment income                 -             -             -             -             -
Distributions from
 capital gains                     -             -             -         (0.92)        (0.92)
                            --------      --------      --------      --------      --------

Total distributions                -             -             -         (0.92)        (0.92)
                            --------      --------      --------      --------      --------

NET ASSET VALUE, END
OF PERIOD                   $  11.53      $  11.43      $   7.60      $  12.83      $  23.24
                            ========      ========      ========      ========      ========

       TOTAL RETURN             0.87%(B)     50.39%(B)    (40.76%)(B)   (41.25%)(B)   (34.06%)(B)
Net assets end of
period (000's)              $489,985      $557,623      $358,553      $729,587      $1,262,181
Ratio of expenses to
average net assets              1.16%         1.19%(C)      1.17%         1.16%         1.15%
Ratio of expenses to
average net assets
after expense
reductions                      1.13%         1.16%(C)      1.15%         1.15%         1.14%
Ratio of net
investment income
(loss) to average net
assets                         (0.28%)       (0.79%)       (0.87%)       (0.80%)       (0.73%)
Portfolio turnover
rate++                            55%           56%(D)        59%          144%          133%

                                               SCIENCE & TECHNOLOGY TRUST--
                        --------------------------------------------------------------------------
                                       SERIES II                              SERIES III
                        ---------------------------------------      -----------------------------
                             YEARS ENDED
                             DECEMBER 31,           01/28/2002*       YEAR ENDED       09/05/2003*
                        ----------------------          TO           DECEMBER 31,          TO
                          2004          2003        12/31/2002           2004          12/31/2003
                        --------      --------      -----------      ------------      -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $  11.42      $   7.59        $ 12.61          $ 11.43           $ 10.61
Net investment income
 (loss)                    (0.05)        (0.10)         (0.08)            0.07             (0.03)
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions       0.14          3.93          (4.94)            0.03              0.85
                        --------      --------        -------          -------           -------
Total from investment
 operations                 0.09          3.83          (5.02)            0.10              0.82
                        --------      --------        -------          -------           -------
Dividends from net
 investment income             -             -              -                -                 -
Distributions from
 capital gains                 -             -              -                -                 -
                        --------      --------        -------          -------           -------
Total distributions            -             -              -                -                 -
                        --------      --------        -------          -------           -------
NET ASSET VALUE, END
OF PERIOD               $  11.51      $  11.42        $  7.59          $ 11.53           $ 11.43
                        ========      ========        =======          =======           =======
       TOTAL RETURN         0.79%(B)     50.46%(B)     (39.81%)+(B)       0.87%(B)          7.73%+(B)
Net assets end of
period (000's)           $70,860       $65,613        $11,064             $517                $6
Ratio of expenses to
average net assets          1.36%         1.39%(C)       1.37%(A)         3.21%            15.13%(A)
Ratio of expenses to
average net assets
after expense
reductions                  1.33%         1.36%(C)       1.35%(A)         1.48%             1.51%(A)
Ratio of net
investment income
(loss) to average net
assets                     (0.42%)       (0.99%)        (1.07%)(A)        0.69%            (1.00%)(A)
Portfolio turnover
rate++                        55%           56%(D)         59%              55%               56%

--------------------------------------------------------------------------------

                                          PACIFIC RIM TRUST
                           (FORMERLY, PACIfiC RIM EMERGING MARKETS TRUST)--
                         ----------------------------------------------------
                                               SERIES I
                         ----------------------------------------------------

                                       YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------
                           2004       2003       2002       2001       2000
                         --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $   8.14   $   5.81   $   6.65   $   8.20   $  10.88
Net investment income
 (loss)                      0.05       0.05       0.02       0.02       0.06
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions        1.35       2.29      (0.85)     (1.54)     (2.70)
                         --------   --------   --------   --------   --------

Total from investment
 operations                  1.40       2.34      (0.83)     (1.52)     (2.64)
                         --------   --------   --------   --------   --------

Dividends from net
 investment income          (0.04)     (0.01)     (0.01)     (0.03)     (0.04)
Distributions from
 capital gains                  -          -          -          -          -
                         --------   --------   --------   --------   --------

Total distributions         (0.04)     (0.01)     (0.01)     (0.03)     (0.04)
                         --------   --------   --------   --------   --------

NET ASSET VALUE, END
OF PERIOD                $   9.50   $   8.14   $   5.81   $   6.65   $   8.20
                         ========   ========   ========   ========   ========

       TOTAL RETURN         17.19%     40.37%    (12.53%)   (18.57%)   (24.37%)
Net assets end of
period (000's)            $80,180    $66,612    $45,937    $55,981    $83,370
Ratio of expenses to
average net assets           1.13%      1.28%      1.23%      1.23%      1.03%
Ratio of expenses to
average net assets
after expense
reductions                   1.13%      1.28%      1.23%      1.23%      1.03%
Ratio of net
investment income
(loss) to average net
assets                       0.52%      0.80%      0.24%      0.32%      0.61%
Portfolio turnover
rate++                         43%        57%        28%        76%        55%

                                              PACIFIC RIM TRUST
                               (FORMERLY, PACIfiC RIM EMERGING MARKETS TRUST)--
                        --------------------------------------------------------------
                                    SERIES II                       SERIES III
                        ---------------------------------   --------------------------
                            YEARS ENDED
                           DECEMBER 31,       01/28/2002*    YEAR ENDED    09/05/2003*
                        -------------------       TO        DECEMBER 31,       TO
                          2004       2003     12/31/2002        2004       12/31/2003
                        --------   --------   -----------   ------------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $   8.12   $   5.81     $  6.63       $  8.14        $  7.35
Net investment income
 (loss)                     0.03      10.03       (0.02)            -#         (0.02)
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions       1.36       2.30       (0.79)         1.37           0.81
                        --------   --------     -------       -------        -------
Total from investment
 operations                 1.39       2.33       (0.81)         1.37           0.79
                        --------   --------     -------       -------        -------
Dividends from net
 investment income         (0.04)     (0.02)      (0.01)        (0.04)             -
Distributions from
 capital gains                 -          -           -             -              -
                        --------   --------     -------       -------        -------
Total distributions        (0.04)     (0.02)      (0.01)        (0.04)             -
                        --------   --------     -------       -------        -------
NET ASSET VALUE, END
OF PERIOD               $   9.47   $   8.12     $  5.81       $  9.47        $  8.14
                        ========   ========     =======       =======        =======
       TOTAL RETURN        17.09%     40.17%     (12.27%)+      16.87%(B)      10.75%+(B)
Net assets end of
period (000's)           $28,224    $19,594      $4,287           $66             $3
Ratio of expenses to
average net assets          1.33%      1.48%       1.43%(A)      5.34%         22.22%(A)
Ratio of expenses to
average net assets
after expense
reductions                  1.33%      1.48%       1.43%(A)      1.48%          1.63%(A)
Ratio of net
investment income
(loss) to average net
assets                      0.31%      0.38%      (0.28%)(A)      0.03%        (0.74%)(A)
Portfolio turnover
rate++                        43%        57%         28%           43%            57%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
&& Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
#    Amount is less than $.01 per share.
##   Amount is less than $1,000
+    Not Annualized
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.15% for Series I and 1.38% and 1.35% for Series II, respectively.
(D) The portfolio turnover rate does not include the assets acquired in the merger.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                       HEALTH SCIENCES TRUST--
                         ---------------------------------------------------
                                              SERIES I
                         ---------------------------------------------------

                              YEARS ENDED DECEMBER 31,           04/30/2001*
                         ----------------------------------          TO
                           2004         2003         2002        12/31/2001
                         --------     --------     --------      -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $  13.39     $   9.83     $  13.54        $ 12.50
Net investment income
 (loss)                     (0.12)       (0.10)       (0.08)         (0.07)
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions        2.17         3.66        (3.60)          1.11
                         --------     --------     --------        -------
Total from investment
 operations                  2.05         3.56        (3.68)          1.04
                         --------     --------     --------        -------
Dividends from net
 investment income              -            -            -              -
Distributions from
 capital gains                  -            -        (0.03)             -
                         --------     --------     --------        -------
Total distributions             -            -        (0.03)             -
                         --------     --------     --------        -------
NET ASSET VALUE, END
OF PERIOD                $  15.44     $  13.39     $   9.83        $ 13.54
                         ========     ========     ========        =======
       TOTAL RETURN         15.31%(B)    36.22%(B)   (27.24%)(B)      8.32%+(B)
Net assets end of
period (000's)           $121,464     $100,829      $62,075        $51,568
Ratio of expenses to
average net assets           1.21%        1.23%        1.25%          1.45%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.18%        1.21%        1.23%          1.44%(A)
Ratio of net
investment income
(loss) to average net
assets                      (0.84%)      (0.82%)      (0.74%)        (0.76%)(A)
Portfolio turnover
rate++                         48%          44%          55%            81%

                                               HEALTH SCIENCES TRUST--
                        ----------------------------------------------------------------------
                                      SERIES II                            SERIES III
                        -------------------------------------     ----------------------------
                             YEARS ENDED                              YEAR
                            DECEMBER 31,          01/28/2002*        ENDED         09/05/2003*
                        ---------------------         TO          DECEMBER 31,         TO
                          2004         2003       12/31/2002          2004         12/31/2003
                        --------     --------     -----------     ------------     -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $  13.36     $   9.83       $ 12.90         $ 13.39          $ 12.64
Net investment income
 (loss)                    (0.15)       (0.12)        (0.09)          (0.17)           (0.05)
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions       2.16         3.65         (2.95)           2.22             0.80
                        --------     --------       -------         -------          -------
Total from investment
 operations                 2.01         3.53         (3.04)           2.05             0.75
                        --------     --------       -------         -------          -------
Dividends from net
 investment income             -            -             -               -                -
Distributions from
 capital gains                 -            -         (0.03)              -                -
                        --------     --------       -------         -------          -------
Total distributions            -            -         (0.03)              -                -
                        --------     --------       -------         -------          -------
NET ASSET VALUE, END
OF PERIOD               $  15.37     $  13.36       $  9.83         $ 15.44          $ 13.39
                        ========     ========       =======         =======          =======
       TOTAL RETURN        15.04%(B)    35.91%(B)    (23.63%)+(B)     15.31%(B)         5.93%+(B)
Net assets end of
period (000's)           $77,669      $53,916       $15,924            $161              $37
Ratio of expenses to
average net assets          1.41%        1.43%         1.45%(A)        5.38%           10.76%(A)
Ratio of expenses to
average net assets
after expense
reductions                  1.38%        1.41%         1.43%(A)        1.53%            1.56%(A)
Ratio of net
investment income
(loss) to average net
assets                     (1.04%)      (1.04%)       (1.02%)(A)      (1.19%)          (1.31%)(A)
Portfolio turnover
rate++                        48%          44%           55%             48%              44%

--------------------------------------------------------------------------------

                                                              EMERGING GROWTH TRUST--
                         --------------------------------------------------------------------------------------------------
                                   SERIES I                          SERIES II                          SERIES III
                         ----------------------------       ----------------------------       ----------------------------
                             YEAR
                            ENDED         05/05/2003*        YEAR ENDED      05/05/2003*        YEAR ENDED      09/05/2003*
                         DECEMBER 31,         TO            DECEMBER 31,         TO            DECEMBER 31,         TO
                             2004         12/31/2003            2004         12/31/2003            2004         12/31/2003
                         ------------     -----------       ------------     -----------       ------------     -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  15.75        $  12.50           $ 15.73         $  12.50           $ 15.75          $ 15.61
Net investment income
 (loss)                       (0.06)          (0.09)            (0.11)           (0.11)            (0.11)            0.01
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions          1.13            3.95              1.14             3.95              1.18             0.74
                           --------        --------           -------         --------           -------          -------
Total from investment
 operations                    1.07            3.86              1.03             3.84              1.07             0.75
                           --------        --------           -------         --------           -------          -------
Dividends from net
 investment income                -           (0.61)                -            (0.61)                -            (0.61)
Distributions from
 capital gains                (0.36)              -             (0.36)               -             (0.36)               -
                           --------        --------           -------         --------           -------          -------
Total distributions           (0.36)          (0.61)            (0.36)           (0.61)            (0.36)           (0.61)
                           --------        --------           -------         --------           -------          -------
NET ASSET VALUE, END
OF PERIOD                  $  16.46        $  15.75           $ 16.40         $  15.73           $ 16.46          $ 15.75
                           ========        ========           =======         ========           =======          =======
       TOTAL RETURN            6.89%          30.84%+(B)         6.64%           30.68%+(B)         6.89%(B)         4.77%+(B)
Net assets end of
period (000's)             $285,519          $3,178           $14,579           $6,080              $181                -##
Ratio of expenses to
average net assets             0.92%           2.54%(A)          1.20%            2.74%(A)          4.32%          354.65%(A)
Ratio of expenses to
average net assets
after expense
reductions                     0.92%           1.35%(A)          1.20%            1.55%(A)          1.30%            1.70%(A)
Ratio of net
investment income
(loss) to average net
assets                        (0.43%)         (0.89%)(A)        (0.74%)          (1.08%)(A)        (0.77%)           0.19%(A)
Portfolio turnover
rate++                          191%            183%              191%             183%              191%             183%


NET ASSET VALUE,
 BEGINNING OF PERIOD
Net investment income
 (loss)
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions
Total from investment
 operations
Dividends from net
 investment income
Distributions from
 capital gains
Total distributions
NET ASSET VALUE, END
OF PERIOD
       TOTAL RETURN
Net assets end of
period (000's)
Ratio of expenses to
average net assets
Ratio of expenses to
average net assets
after expense
reductions
Ratio of net
investment income
(loss) to average net
assets
Portfolio turnover
rate++

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
& Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
#    Amount is less than $.01 per share.
##   Amount is less than $1,000
+    Not Annualized
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                             SMALL CAP EMERGING GROWTH FUND(I)
                            -------------------------------------------------------------------
                                                 YEARS ENDED DECEMBER 31,
                            -------------------------------------------------------------------
                               2004           2003(E)(H)          2002        2001     2000(C)
                            ----------        ----------        --------    --------   --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $     8.10        $     6.30        $   8.79    $   9.14   $  10.92
Income from investment
operations:
----------------------
       Net investment
       income (loss)                               (0.03)           0.01        0.01       0.14
       Net realized and
       unrealized gain
       (loss) on
       investment(A)              0.77              3.07           (2.49)      (0.35)     (1.13)
                            ----------        ----------        --------    --------   --------
       Total from
       investment
       operations                 0.77              3.04           (2.48)      (0.34)     (0.99)
                            ----------        ----------        --------    --------   --------
Less distributions:
----------------------
       Distribution from
       net investment
       income                                                      (0.01)      (0.01)     (0.15)
       Distribution from
       net realized gains
       on investments                                                                     (0.14)
       Distribution from
       excess of net
       investment
       income/gains                                                                       (0.20)
       Distribution from
       capital paid-in                             (1.24)                                 (0.30)
                            ----------        ----------        --------    --------   --------
       Total distributions                         (1.24)          (0.01)      (0.01)     (0.79)
                            ----------        ----------        --------    --------   --------
NET ASSETS VALUE AT END OF
PERIOD                      $     8.87        $     8.10        $   6.30    $   8.79   $   9.14
                            ==========        ==========        ========    ========   ========
       TOTAL INVESTMENT
       RETURN(B)                  9.45%            48.83%         (28.21%)     (3.78%)    (8.89%)
Ratios/supplemental data:
----------------------
       Ratio of operating
       expense to average
       net assets                 1.14%(D)(F)       1.11%(D)(F)     1.00%(D)     1.00%(D)     0.92%(D)
       Ratio of net
       investment income
       (loss) to average
       net assets                (0.71%)           (0.59%)          0.19%       0.06%      1.25%
       Portfolio turnover
       rate                     160.48%(G)        235.48%          45.03%      60.73%    189.57%
Net assets, end of period
(000s omitted)                $228,001           $86,579         $50,327     $71,193    $70,031

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.
(D) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.35%, 1.21%, 1.04%, 1.02%, and 95%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(E) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.
(F) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(G)  Excludes merger activity.
(H)  Certain amounts in 2003 have been reclassified to permit comparison.
(I) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of Small Cap Emerging Growth Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Small Cap Growth Trust pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                              EMERGING SMALL COMPANY TRUST--
                         -------------------------------------------------------------------------
                                               SERIES I                             SERIES II
                         ----------------------------------------------------   ------------------
                                                                                   YEARS ENDED
                                       YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                         ----------------------------------------------------   ------------------
                           2004       2003       2002       2001       2000       2004      2003
                         --------   --------   --------   --------   --------   --------   -------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  25.78   $  18.45   $  26.06   $  35.02   $  40.74   $  25.72   $ 18.44
Net investment income
(loss)                      (0.21)     (0.12)     (0.12)     (0.08)     (0.02)     (0.26)    (0.18)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 3.18       7.45      (7.49)     (7.75)     (1.33)      3.17      7.46
                         --------   --------   --------   --------   --------   --------   -------
Total from investment
operations                   2.97       7.33      (7.61)     (7.83)     (1.35)      2.91      7.28
                         --------   --------   --------   --------   --------   --------   -------
Dividends from net
investment income               -          -          -          -          -          -         -
Distributions from
capital gains                   -          -          -      (1.13)     (4.37)         -         -
                         --------   --------   --------   --------   --------   --------   -------
Total distributions             -          -          -      (1.13)     (4.37)         -         -
                         --------   --------   --------   --------   --------   --------   -------
NET ASSET VALUE, END
OF PERIOD                $  28.75   $  25.78   $  18.45   $  26.06   $  35.02   $  28.63   $ 25.72
                         ========   ========   ========   ========   ========   ========   =======
       TOTAL RETURN         11.52%     39.73%    (29.20%)   (22.24%)    (4.30%)    11.31%    39.48%
Net assets, end of
period (000's)           $392,677   $401,433   $293,594   $447,673   $573,471   $119,713   $82,836
Ratio of expenses to
average net assets           1.11%      1.11%      1.12%      1.12%      1.10%      1.31%     1.31%
Ratio of expenses to
average net assets
after expense
reductions                   1.11%      1.11%      1.12%      1.12%      1.10%      1.31%     1.31%
Ratio of net
investment income
(loss) to average net
assets                      (0.76%)    (0.58%)    (0.57%)    (0.30%)    (0.04%)    (0.98%)   (0.82%)
Portfolio turnover
rate++                         55%        51%        35%        48%        23%        55%       51%

                             EMERGING SMALL COMPANY TRUST--
                        ----------------------------------------
                         SERIES II            SERIES III
                        -----------   --------------------------

                        01/28/2002*    YEAR ENDED    09/05/2003*
                            TO        DECEMBER 31,       TO
                        12/31/2002        2004       12/31/2003
                        -----------   ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD       $ 25.13        $25.78        $23.96
Net investment income
(loss)                      (0.11)        (0.30)        (0.08)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                (6.58)         3.27          1.90
                          -------        ------        ------
Total from investment
operations                  (6.69)         2.97          1.82
                          -------        ------        ------
Dividends from net
investment income               -             -             -
Distributions from
capital gains                   -             -             -
                          -------        ------        ------
Total distributions             -             -             -
                          -------        ------        ------
NET ASSET VALUE, END
OF PERIOD                 $ 18.44        $28.75        $25.78
                          =======        ======        ======
       TOTAL RETURN        (26.62%)+      11.52%(B)      7.60%+(B)
Net assets, end of
period (000's)            $17,791          $177            $1
Ratio of expenses to
average net assets           1.32%(A)      4.86%        20.19%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.32%(A)      1.46%         1.46%(A)
Ratio of net
investment income
(loss) to average net
assets                      (0.63%)(A)     (1.16%)      (0.98%)(A)
Portfolio turnover
rate++                         35%           55%           51%

--------------------------------------------------------------------------------

                                                                       SMALL COMPANY TRUST--
                                                              ---------------------------------------
                                                               SERIES I      SERIES II     SERIES II
                                                              -----------   -----------   -----------
                                                              05/03/2004*   05/03/2004*   05/03/2004*
                                                                  TO            TO            TO
                                                              12/31/2004    12/31/2004    12/31/2004
                                                              -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 12.50       $ 12.50       $ 12.50
Net investment income (loss)                                      (0.04)        (0.06)        (0.09)
Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                     2.76          2.77          2.79
                                                                -------       -------       -------
Total from investment operations                                   2.72          2.71          2.70
                                                                -------       -------       -------
Dividends from net investment income                                  -             -             -
Distributions from capital gains                                      -             -             -
                                                                -------       -------       -------
Total distributions                                                   -             -             -
                                                                -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                  $ 15.22       $ 15.21       $ 15.20
                                                                =======       =======       =======
       TOTAL RETURN                                               21.76%+(B)     21.68+(B)     21.60+(B)
Net assets, end of period (000's)                               $24,289       $32,062           $63
Ratio of expenses to average net assets                            1.67%(A)      1.87%(A)      2.12%(A)
Ratio of expenses to average net assets after expense
reductions                                                         1.59%(A)      1.79%(A)      1.94%(A)
Ratio of net investment income (loss) to average net assets       (0.47%)(A)     (0.68%)(A)     (1.01%)(A)
Portfolio turnover rate++                                           107%+         107%+         107%+

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            DYNAMIC GROWTH TRUST@
                         -------------------------------------------------------------------------------------------
                                                SERIES I                                       SERIES II
                         -------------------------------------------------------   ---------------------------------
                                                                                       YEARS ENDED
                                 YEARS ENDED DECEMBER 31,            05/01/2000*      DECEMBER 31,       01/28/2002*
                         -----------------------------------------       TO        -------------------       TO
                           2004       2003       2002       2001     12/31/2000      2004       2003     12/31/2002
                         --------   --------   --------   --------   -----------   --------   --------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD    $   4.40   $   3.41   $   4.76   $   7.98     $ 12.50     $   4.39   $   3.40     $  4.40
Net investment income
(loss)                      (0.03)     (0.03)     (0.02)     (0.02)       0.02        (0.04)     (0.03)      (0.03)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 0.47       1.02      (1.33)     (3.19)      (4.54)        0.48       1.02       (0.97)
                         --------   --------   --------   --------     -------     --------   --------     -------

Total from investment
operations                   0.44       0.99      (1.35)     (3.21)      (4.52)        0.44       0.99       (1.00)
                         --------   --------   --------   --------     -------     --------   --------     -------

Dividends from net
investment income               -          -          -      (0.01)          -            -          -           -
Distributions from
capital gains                   -          -          -          -           -            -          -           -
                         --------   --------   --------   --------     -------     --------   --------     -------

Total distributions             -          -          -      (0.01)          -            -          -           -
                         --------   --------   --------   --------     -------     --------   --------     -------

NET ASSET VALUE, END
OF PERIOD                $   4.84   $   4.40   $   3.41   $   4.76     $  7.98     $   4.83   $   4.39     $  3.40
                         ========   ========   ========   ========     =======     ========   ========     =======

        TOTAL RETURN        10.00%     29.03%    (28.36%)   (40.24%)    (36.16%)+     10.02%     29.12%     (22.73%)+
Net assets end of
  period (000's)         $129,445   $140,190    $63,745   $132,709    $135,758      $40,354    $41,792      $4,242
Ratio of expenses to
average net assets           1.07%      1.09%(C)     1.10%     1.08%      1.07%(A)     1.27%      1.29%(C)      1.30%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.07%      1.09%      1.10%      1.08%       1.07%(A)     1.27%      1.29%       1.30%(A)
Ratio of net
investment income
(loss) to average net
assets                      (0.72%)    (0.68%)    (0.55%)    (0.43%)      0.35%(A)    (0.92%)    (0.88%)     (0.81%)(A)
Portfolio turnover
rate++                        121%       133%(D)      165%      180%        80%         121%       133%(D)       165%

--------------------------------------------------------------------------------

                                                              MID CAP STOCK TRUST@
                         -----------------------------------------------------------------------------------------------
                                                 SERIES I                                         SERIES II
                         ---------------------------------------------------------   -----------------------------------
                                                                                          YEARS ENDED
                                         YEARS ENDED DECEMBER 31,                        DECEMBER 31,        01/28/2002*
                         ---------------------------------------------------------   ---------------------       TO
                           2004        2003        2002        2001        2000        2004        2003      12/31/2002
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD    $   11.87   $    8.34   $   10.77   $   12.10   $   12.60   $   11.84   $    8.34     $ 10.64
Net investment income
(loss)                       (0.05)      (0.05)      (0.05)      (0.04)      (0.01)      (0.07)      (0.08)      (0.05)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                  2.31        3.58       (2.38)      (1.29)      (0.49)       2.29        3.58       (2.25)
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

Total from investment
operations                    2.26        3.53       (2.43)      (1.33)      (0.50)       2.22        3.50       (2.30)
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

Dividends from net
investment income                -           -           -           -           -           -           -           -
Distributions from
capital gains                    -           -           -           -           -           -           -           -
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

Total distributions              -           -           -           -           -           -           -           -
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

NET ASSET VALUE, END
OF PERIOD                $   14.13   $   11.87   $    8.34   $   10.77   $   12.10   $   14.06   $   11.84     $  8.34
                         =========   =========   =========   =========   =========   =========   =========     =======

        TOTAL RETURN         19.04%      42.33%     (22.56%)    (10.99%)     (3.97%)     18.75%      41.97%     (21.62%)+
Net assets end of
  period (000's)          $349,167    $260,191    $186,950    $153,732    $122,350    $225,960    $116,299     $31,611
Ratio of expenses to
average net assets            0.96%       0.99%       1.00%       1.00%       1.00%       1.16%       1.19%       1.20%(A)
Ratio of expenses to
average net assets
after expense
reductions                    0.96%       0.99%       1.00%       1.00%       1.00%       1.16%       1.19%       1.20%(A)
Ratio of net
investment income
(loss) to average net
assets                       (0.43%)     (0.55%)     (0.53%)     (0.36%)      0.11%      (0.58%)     (0.75%)     (0.70%)(A)
Portfolio turnover
rate++                         128%        132%        128%        170%        300%        128%        132%        128%

                           MID CAP STOCK TRUST@
                        --------------------------
                                SERIES III
                        --------------------------

                         YEAR ENDED    09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $ 11.87        $ 10.75
Net investment income
(loss)                      (0.02)         (0.04)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 2.28           1.16
                          -------        -------
Total from investment
operations                   2.26           1.12
                          -------        -------
Dividends from net
investment income               -              -
Distributions from
capital gains                   -              -
                          -------        -------
Total distributions             -              -
                          -------        -------
NET ASSET VALUE, END
OF PERIOD                 $ 14.13        $ 11.87
                          =======        =======
        TOTAL RETURN        19.04%(B)      10.42%+(B)
Net assets end of
  period (000's)           $1,237             $6
Ratio of expenses to
average net assets           2.24%         39.49%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.31%          1.34%(A)
Ratio of net
investment income
(loss) to average net
assets                      (0.12%)        (1.05%)(A)
Portfolio turnover
rate++                        128%           132%

@    Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.08% for Series I and 1.28% for Series II.
(D) The portfolio turnover rate does not include the assets acquired in the merger.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                           NATURAL RESOURCES TRUST@
                                             ------------------------------------------------------------------------------------
                                                      SERIES I                    SERIES II                    SERIES III
                                             --------------------------   --------------------------   --------------------------
                                                 YEAR                         YEAR                         YEAR
                                                ENDED       05/05/2003*      ENDED       05/05/2003*      ENDED       09/05/2003*
                                             DECEMBER 31,       TO        DECEMBER 31,       TO        DECEMBER 31,       TO
                                                 2004       12/31/2003        2004       12/31/2003        2004       12/31/2003
                                             ------------   -----------   ------------   -----------   ------------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $  18.00      $  12.50       $  17.98      $  12.50       $  18.00      $  14.72

Net investment income (loss)                       0.12          0.05           0.08          0.02           0.04         (0.01)

Net realized and unrealized gain (loss) on
investments and foreign currency
transactions                                       4.19          5.45           4.17          5.46           4.22          3.29
                                               --------      --------       --------      --------       --------      --------

Total from investment operations                   4.31          5.50           4.25          5.48           4.26          3.28
                                               --------      --------       --------      --------       --------      --------

Dividends from net investment income              (0.02)            -          (0.01)            -          (0.03)            -

Distributions from capital gains                  (0.33)            -          (0.33)            -          (0.33)            -
                                               --------      --------       --------      --------       --------      --------

Total distributions                               (0.35)            -          (0.34)            -          (0.36)            -
                                               --------      --------       --------      --------       --------      --------

NET ASSET VALUE, END OF PERIOD                 $  21.96      $  18.00       $  21.89      $  17.98       $  21.90      $  18.00
                                               ========      ========       ========      ========       ========      ========

       TOTAL RETURN                               24.32%        44.00%+        24.05%        43.84%+        24.04%(B)     22.28%+(B)

Net assets end of period (000's)               $225,650       $90,099       $317,614       $74,882           $911            $2

Ratio of expenses to average net assets            1.13%         1.21%(A)       1.33%         1.41%(A)       2.87%        45.65%(A)

Ratio of expenses to average net assets
after expense reductions                           1.13%         1.21%(A)       1.33%         1.41%(A)       1.48%         1.56%(A)

Ratio of net investment income (loss) to
average net assets                                 0.63%         0.54%(A)       0.41%         0.23%(A)       0.19%        (0.20%)(A)

Portfolio turnover rate++                            20%           23%            20%           23%            20%           23%

--------------------------------------------------------------------------------

                                                              ALL CAP GROWTH TRUST@
                         -----------------------------------------------------------------------------------------------
                                                 SERIES I                                         SERIES II
                         ---------------------------------------------------------   -----------------------------------
                                                                                          YEARS ENDED
                                         YEARS ENDED DECEMBER 31,                        DECEMBER 31,        01/28/2002*
                         ---------------------------------------------------------   ---------------------       TO
                           2004        2003        2002        2001        2000        2004        2003      12/31/2002
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD    $   14.41   $   11.15   $   14.75   $   20.65   $   24.89   $   14.37   $   11.14     $ 14.49
Net investment income
(loss)                         - #       (0.05)      (0.06)      (0.06)      (0.09)      (0.02)      (0.07)      (0.06)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                  0.94        3.31       (3.54)      (4.81)      (2.32)       0.93        3.30       (3.29)
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

Total from investment
operations                    0.94        3.26       (3.60)      (4.87)      (2.41)       0.91        3.23       (3.35)
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

Dividends from net
investment income                -           -           -           -           -           -           -           -
Distributions from
capital gains                    -           -           -       (1.03)      (1.83)          -           -           -
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

Total distributions              -           -           -       (1.03)      (1.83)          -           -           -
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------     -------

NET ASSET VALUE, END
OF PERIOD                $   15.35   $   14.41   $   11.15   $   14.75   $   20.65   $   15.28   $   14.37     $ 11.14
                         =========   =========   =========   =========   =========   =========   =========     =======

        TOTAL RETURN          6.52%      29.24%     (24.41%)    (23.77%)    (10.79%)      6.33%      28.99%     (23.12%)+
Net assets end of
  period (000's)          $475,140    $520,181    $456,752    $637,879    $873,214    $150,499     $87,300     $24,896
Ratio of expenses to
average net assets            1.00%       1.01%       1.02%       1.01%       1.00%       1.20%       1.21%       1.22%(A)
Ratio of expenses to
average net assets
after expense
reductions                    1.00%       1.01%       1.02%       1.01%       1.00%       1.20%       1.21%       1.22%(A)
Ratio of net
investment income
(loss) to average net
assets                       (0.01%)     (0.38%)     (0.43%)     (0.39%)     (0.37%)     (0.11%)     (0.58%)     (0.54%)(A)
Portfolio turnover
rate++                          77%         58%         80%         69%        103%         77%         58%         80%

                          ALL CAP GROWTH TRUST@
                        --------------------------
                                SERIES III
                        --------------------------

                         YEAR ENDED    09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD     $ 14.41        $ 13.48
Net investment income
(loss)                       0.01          (0.03)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 0.93           0.96
                          -------        -------
Total from investment
operations                   0.94           0.93
                          -------        -------
Dividends from net
investment income               -              -
Distributions from
capital gains                   -              -
                          -------        -------
Total distributions             -              -
                          -------        -------
NET ASSET VALUE, END
OF PERIOD                 $ 15.35        $ 14.41
                          =======        =======
        TOTAL RETURN         6.52%          6.90%+
Net assets end of
  period (000's)             $317             $2
Ratio of expenses to
average net assets           1.35%          1.36%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.35%          1.36%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.09%         (0.61%)(A)
Portfolio turnover
rate++                         77%            58%

@    Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                           STRATEGIC OPPORTUNITIES TRUST--
                                                     ----------------------------------------------------------------------------
                                                                                       SERIES I
                                                     ----------------------------------------------------------------------------

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                            2004                 2003            2002        2001         2000
                                                     ------------------   ------------------   --------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $             9.74   $             7.74   $  12.64   $    17.52   $    21.90
Net investment income (loss)                                       0.04                 0.01      (0.03)       (0.02)        0.08
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                      1.16                 1.99      (4.87)       (2.47)       (1.20)
                                                     ------------------   ------------------   --------   ----------   ----------
Total from investment operations                                   1.20                 2.00      (4.90)       (2.49)       (1.12)
                                                     ------------------   ------------------   --------   ----------   ----------
Dividends from net investment income                              (0.01)                   -          -        (0.08)       (0.07)
Distributions from capital gains                                      -                    -          -        (2.31)       (3.19)
                                                     ------------------   ------------------   --------   ----------   ----------
Total distributions                                               (0.01)                   -          -        (2.39)       (3.26)
                                                     ------------------   ------------------   --------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                       $            10.93   $             9.74   $   7.74   $    12.64   $    17.52
                                                     ==================   ==================   ========   ==========   ==========
       TOTAL RETURN                                               12.32%               25.84%    (38.77%)     (15.25%)      (6.37%)
Net assets, end of period (000's)                              $494,745             $533,891   $513,567   $1,057,285   $1,425,677
Ratio of expenses to average net assets                            0.92%                0.93%      0.92%        0.91%        0.90%
Ratio of expenses to average net assets after
expense reductions                                                 0.92%                0.93%      0.92%        0.91%        0.90%
Ratio of net investment income (loss) to average
net assets                                                         0.40%                0.10%     (0.28%)      (0.12%)       0.41%
Portfolio turnover rate++                                           116%                 185%       229%         260%         165%

                                                     STRATEGIC OPPORTUNITIES TRUST--
                                                     -------------------------------
                                                                SERIES II
                                                     -------------------------------
                                                        YEARS ENDED
                                                       DECEMBER 31,      01/28/2002*
                                                     -----------------       TO
                                                      2004      2003     12/31/2002
                                                     -------   -------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  9.71   $  7.73     $ 11.99
Net investment income (loss)                            0.03     (0.01)          -#
Net realized and unrealized gain (loss) on
investments and foreign currency transactions           1.17      1.99       (4.26)
                                                     -------   -------     -------
Total from investment operations                        1.20      1.98       (4.26)
                                                     -------   -------     -------
Dividends from net investment income                       -#        -           -
Distributions from capital gains                           -         -           -
                                                     -------   -------     -------
Total distributions                                        -         -           -
                                                     -------   -------     -------
NET ASSET VALUE, END OF PERIOD                       $ 10.91   $  9.71     $  7.73
                                                     =======   =======     =======
       TOTAL RETURN                                    12.39%    25.61%     (35.53%)+
Net assets, end of period (000's)                    $27,611   $22,968      $9,181
Ratio of expenses to average net assets                 1.12%     1.13%       1.12%(A)
Ratio of expenses to average net assets after
expense reductions                                      1.12%     1.13%       1.12%(A)
Ratio of net investment income (loss) to average
net assets                                              0.25%    (0.13%)      0.02%(A)
Portfolio turnover rate++                                116%      185%        229%

--------------------------------------------------------------------------------

                                                                  FINANCIAL SERVICES TRUST--
                                     ------------------------------------------------------------------------------------
                                                                                                           SERIES II
                                                                SERIES I                               ------------------
                                     ---------------------------------------------------------------      YEARS ENDED
                                                 YEARS ENDED DECEMBER 31,                04/30/2001*      DECEMBER 31,
                                     -------------------------------------------------       TO        ------------------
                                            2004                 2003           2002     12/31/2001      2004      2003
                                     ------------------   ------------------   -------   -----------   --------   -------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $            12.73   $             9.55   $ 11.63     $ 12.50     $  12.69   $  9.54
Net investment income (loss)                       0.05                 0.06      0.03        0.01         0.02      0.04
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                              1.27                 3.14     (2.11)      (0.88)        1.26      3.14
                                     ------------------   ------------------   -------     -------     --------   -------
Total from investment operations                   1.32                 3.20     (2.08)      (0.87)        1.28      3.18
                                     ------------------   ------------------   -------     -------     --------   -------
Dividends from net investment
income                                            (0.05)               (0.02)        -#          -#       (0.04)    (0.03)
Distributions from capital gains                      -                    -         -           -            -         -
                                     ------------------   ------------------   -------     -------     --------   -------
Total distributions                               (0.05)               (0.02)        -#          -#       (0.04)    (0.03)
                                     ------------------   ------------------   -------     -------     --------   -------
NET ASSET VALUE, END OF PERIOD       $            14.00   $            12.73   $  9.55     $ 11.63     $  13.93   $ 12.69
                                     ==================   ==================   =======     =======     ========   =======
       TOTAL RETURN                               10.38%               33.58%   (17.88%)     (6.93%)+     10.09%    33.40%
Net assets, end of period (000's)               $53,481              $52,467   $37,132     $24,840      $43,213   $36,337
Ratio of expenses to average net
assets                                             1.01%                1.05%     1.07%       1.21%(A)     1.21%     1.25%
Ratio of expenses to average net
assets after expense reductions                    1.01%                1.05%     1.07%       1.21%(A)     1.21%     1.25%
Ratio of net investment income
(loss) to average net assets                       0.36%                0.58%     0.31%       0.08%(A)     0.17%     0.37%
Portfolio turnover rate++                            12%                  25%       34%         53%          12%       25%

                                     FINANCIAL SERVICES TRUST--
                                     --------------------------
                                      SERIES II     SERIES II
                                     -----------   ------------

                                     01/28/2002*    YEAR ENDED
                                         TO        DECEMBER 31,
                                     12/31/2002        2004
                                     -----------   ------------
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.48         $12.73
Net investment income (loss)             0.03              -#
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                   (1.97)          1.28
                                       ------         ------
Total from investment operations        (1.94)          1.28
                                       ------         ------
Dividends from net investment
income                                      -#         (0.06)
Distributions from capital gains            -              -
                                       ------         ------
Total distributions                         -#         (0.06)
                                       ------         ------
NET ASSET VALUE, END OF PERIOD         $ 9.54         $13.95
                                       ======         ======
       TOTAL RETURN                    (16.90%)+       10.11%(B)
Net assets, end of period (000's)     $12,138           $137
Ratio of expenses to average net
assets                                   1.27%(A)       4.83%
Ratio of expenses to average net
assets after expense reductions          1.27%(A)       1.36%
Ratio of net investment income
(loss) to average net assets             0.37%(A)      (0.01%)
Portfolio turnover rate++                  34%            12%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
##   Amount is less than $1,000
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                         INTERNATIONAL STOCK TRUST--
                       ----------------------------------------------------------------
                                                   SERIES I
                       ----------------------------------------------------------------

                                           YEARS ENDED DECEMBER 31,
                       ----------------------------------------------------------------
                         2004         2003         2002           2001           2000
                       --------     --------     --------       --------       --------
NET ASSET VALUE,
BEGINNING OF PERIOD    $   9.69     $   7.48     $   9.59       $  12.81       $  15.43
Net investment income
(loss)                     0.12         0.08         0.07           0.04           0.01
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.38         2.17        (2.14)         (2.75)         (2.56)
                       --------     --------     --------       --------       --------

Total from investment
operations                 1.50         2.25        (2.07)         (2.71)         (2.55)
                       --------     --------     --------       --------       --------

Dividends from net
investment income         (0.08)       (0.04)       (0.04)         (0.02)             -
Distributions from
capital gains                 -            -            -          (0.49)         (0.07)
                       --------     --------     --------       --------       --------

Total distributions       (0.08)       (0.04)       (0.04)         (0.51)         (0.07)
                       --------     --------     --------       --------       --------

NET ASSET VALUE, END
OF PERIOD              $  11.11     $   9.69     $   7.48       $   9.59       $  12.81
                       ========     ========     ========       ========       ========

       TOTAL RETURN       15.59%       30.27%      (21.69%)(B)    (21.54%)(B)    (16.57%)(B)
Net assets, end of
period (000's)         $366,475     $289,227     $246,794       $265,353       $298,054
Ratio of expenses to
average net assets         1.16%        1.17%        1.18%          1.22%          1.24%
Ratio of expenses to
average net assets
after expense
reductions                 1.16%        1.17%        1.17%          1.21%          1.23%
Ratio of net
investment income
(loss) to average net
assets                     1.18%        1.07%        0.77%          0.42%          0.10%
Portfolio turnover
rate++                       76%         159%          78%            31%            39%

                                               INTERNATIONAL STOCK TRUST--
                       ----------------------------------------------------------------------------
                                       SERIES II                                SERIES II
                       -----------------------------------------       ----------------------------
                              YEARS ENDED
                             DECEMBER 31,            01/28/2002*        YEAR ENDED      09/05/2003*
                       -------------------------         TO            DECEMBER 31,         TO
                         2004           2003         12/31/2002            2004         12/31/2003
                       --------     ------------     -----------       ------------     -----------
NET ASSET VALUE,
BEGINNING OF PERIOD    $   9.68       $  7.48          $  9.92            $ 9.69          $ 8.42
Net investment income
(loss)                     0.10          0.05            (0.01)             0.07           (0.02)
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.38          2.20            (2.39)             1.40            1.29
                       --------       -------          -------            ------          ------
Total from investment
operations                 1.48          2.25            (2.40)             1.47            1.27
                       --------       -------          -------            ------          ------
Dividends from net
investment income         (0.08)        (0.05)           (0.04)            (0.09)              -
Distributions from
capital gains                 -             -                -                 -               -
                       --------       -------          -------            ------          ------
Total distributions       (0.08)        (0.05)           (0.04)            (0.09)              -
                       --------       -------          -------            ------          ------
NET ASSET VALUE, END
OF PERIOD              $  11.08       $  9.68          $  7.48            $11.07          $ 9.69
                       ========       =======          =======            ======          ======
       TOTAL RETURN       15.35%        30.26%          (24.29%)+(B)       15.31%          15.08%+
Net assets, end of
period (000's)         $253,353       $99,529          $32,674              $691              $2
Ratio of expenses to
average net assets         1.36%         1.37%            1.38%(A)          1.51%           1.52%(A)
Ratio of expenses to
average net assets
after expense
reductions                 1.36%         1.37%            1.37%(A)          1.51%           1.52%(A)
Ratio of net
investment income
(loss) to average net
assets                     0.99%         0.65%           (0.20%)(A)         0.75%          (0.58%)(A)
Portfolio turnover
rate++                       76%          159%              78%               76%            159%

--------------------------------------------------------------------------------

                                                  INTERNATIONAL SMALL CAP TRUST--
                                    ------------------------------------------------------------
                                                              SERIES I
                                    ------------------------------------------------------------

                                                      YEARS ENDED DECEMBER 31,
                                    ------------------------------------------------------------
                                      2004         2003         2002         2001         2000
                                    --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $  14.56     $   9.41     $  11.30     $  16.40     $  28.16
Net investment income (loss)            0.22         0.08        (0.04)         - #        (0.15)
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                   2.87         5.07        (1.85)       (5.10)       (6.33)
                                    --------     --------     --------     --------     --------

Total from investment operations        3.09         5.15        (1.89)       (5.10)       (6.48)
                                    --------     --------     --------     --------     --------

Dividends from net investment
income                                 (0.02)           -            -            -            -
Distributions from capital gains           -            -            -            -        (5.28)
                                    --------     --------     --------     --------     --------

Total distributions                    (0.02)           -            -            -        (5.28)
                                    --------     --------     --------     --------     --------

NET ASSET VALUE, END OF PERIOD      $  17.63     $  14.56     $   9.41     $  11.30     $  16.40
                                    ========     ========     ========     ========     ========

       TOTAL RETURN                    21.23%       54.73%      (16.73%)     (31.10%)     (29.16%)

Net assets, end of period (000's)   $308,654     $245,603     $100,006     $146,451     $257,406

Ratio of expenses to average net
assets                                  1.24%        1.32%        1.57%        1.60%        1.54%

Ratio of expenses to average net
assets after expense reductions         1.24%        1.32%        1.57%        1.60%        1.54%

Ratio of net investment income
(loss) to average net assets            1.44%        0.66%       (0.40%)      (0.01%)      (0.67%)

Portfolio turnover rate++                 32%         140%         501%         721%         529%

                                                          INTERNATIONAL SMALL CAP TRUST--
                                    ----------------------------------------------------------------------------
                                                   SERIES II                                SERIES III
                                    ---------------------------------------       ------------------------------
                                                                01/28/2002*                          09/05/2003*
                                         YEARS ENDED                                  YEAR
                                        DECEMBER 31,                                 ENDED
                                    ---------------------           TO            DECEMBER 31,           TO
                                      2004         2003         12/31/2002            2004           12/31/2003
                                    --------     --------       -----------       ------------       -----------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $  14.54     $   9.41        $  11.35           $  14.56          $  12.69
Net investment income (loss)            0.17         0.05           (0.07)              0.10             (0.01)
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                   2.89         5.08           (1.87)              2.95              1.88
                                    --------     --------        --------           --------          --------
Total from investment operations        3.06         5.13           (1.94)              3.05              1.87
                                    --------     --------        --------           --------          --------
Dividends from net investment
income                                 (0.02)           -               -              (0.03)                -
Distributions from capital gains           -            -               -                  -                 -
                                    --------     --------        --------           --------          --------
Total distributions                    (0.02)           -               -              (0.03)                -
                                    --------     --------        --------           --------          --------
NET ASSET VALUE, END OF PERIOD      $  17.58     $  14.54        $   9.41           $  17.58          $  14.56
                                    ========     ========        ========           ========          ========
       TOTAL RETURN                    21.03%       54.52%         (17.09%)+           20.98%(B)         14.74%+(B)
Net assets, end of period (000's)   $187,017      $73,655          $4,848               $477                $9
Ratio of expenses to average net
assets                                  1.44%        1.52%           1.77%(A)           3.57%            15.64%(A)
Ratio of expenses to average net
assets after expense reductions         1.44%        1.52%           1.77%(A)           1.63%             1.59%(A)
Ratio of net investment income
(loss) to average net assets            1.10%        0.41%          (0.73%)(A)          0.61%            (0.19%)(A)
Portfolio turnover rate++                 32%         140%            501%                32%              140%


--   Net investment income has been calculated using the average shares method.

*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                               OVERSEAS EQUITY B FUND(J)
                            ----------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                            ----------------------------------------------------------------
                            2004(G)       2003(I)         2002          2001        2000(C)
                            --------      --------      --------      --------      --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $   9.85      $   7.56      $   9.30      $  11.85      $  15.17
Income from investment
operations:
----------------------
       Net investment
       income                   0.07          0.08          0.07          0.06          0.07
       Net realized and
       unrealized gain
       (loss) on
       investment(A)            1.01          2.34         (1.75)        (2.53)        (2.57)
                            --------      --------      --------      --------      --------
       Total from
       investment
       operations               1.08          2.42         (1.68)        (2.47)        (2.50)
                            --------      --------      --------      --------      --------
Less distributions:
-------------------
       Distribution from
       net investment
       income                  (0.06)        (0.13)        (0.06)        (0.05)        (0.06)
       Distribution from
       net realized gains
       on investments                                                                  (0.62)
       Distribution from
       excess of net
       investment
       income/gains                                                                    (0.05)
       Distribution from
       capital paid-in                            (H)                    (0.03)        (0.09)
                            --------      --------      --------      --------      --------
       Total distributions     (0.06)        (0.13)        (0.06)        (0.08)        (0.82)
                            --------      --------      --------      --------      --------
NET ASSETS VALUE AT END OF
PERIOD                      $  10.87      $   9.85      $   7.56      $   9.30      $  11.85
                            ========      ========      ========      ========      ========
       TOTAL INVESTMENT
       RETURN(B)               11.02%        32.36%       (18.22%)      (20.93%)      (16.36%)(D)
Ratios/supplemental data:
-------------------
       Ratio of operating
       expense to average
       net assets               1.53%(E)(F)     1.23%(E)     1.24%(E)     1.00%(E)      0.93%(E)
       Ratio of net
       investment income
       to average net
       assets                   0.24%         0.95%         0.69%         0.64%         0.47%
       Portfolio turnover
       rate                   103.13%(D)     40.85%        78.14%(D)     33.31%        37.92%(D)
Net assets, end of period
(000s omitted)              $244,711      $125,965       $87,278       $83,591      $120,034

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.
(D)  Excludes merger activity.
(E) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.64%, 1.44%, 1.55%, 1.16%, and 1.09%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(F) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(G) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Co., during the period shown.
(H)  Amount less than $0.01.
(I)  Certain amounts in 2003 have been reclassified to permit comparison.
(J) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of Overseas Equity B Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Overseas Equity Trust pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                   INTERNATIONAL VALUE TRUST--
                                     --------------------------------------------------------
                                                             SERIES I
                                     --------------------------------------------------------

                                                     YEARS ENDED DECEMBER 31,
                                     --------------------------------------------------------
                                       2004        2003        2002        2001        2000
                                     --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $  12.33    $   8.60    $  10.54    $  12.06    $  12.98
Net investment income (loss)             0.21        0.21        0.14        0.14        0.20
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                    2.42        3.60       (2.01)      (1.34)      (1.04)
                                     --------    --------    --------    --------    --------
Total from investment operations         2.63        3.81       (1.87)      (1.20)      (0.84)
                                     --------    --------    --------    --------    --------
Dividends from net investment
income                                  (0.16)      (0.08)      (0.07)      (0.12)      (0.05)
Distributions from capital gains            -           -           -       (0.20)      (0.03)
                                     --------    --------    --------    --------    --------
Total distributions                     (0.16)      (0.08)      (0.07)      (0.32)      (0.08)
                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD       $  14.80    $  12.33    $   8.60    $  10.54    $  12.06
                                     ========    ========    ========    ========    ========
       TOTAL RETURN                     21.54%(B)    44.86%(B)   (17.84%)    (9.97%)    (6.46%)
Net assets, end of period (000's)    $462,133    $267,454    $228,882    $208,230    $158,511
Ratio of expenses to average net
assets                                   1.07%       1.13%       1.12%       1.15%       1.18%
Ratio of expenses to average net
assets after expense reductions          1.00%       1.12%       1.12%       1.15%       1.18%
Ratio of net investment income
(loss) to average net assets             1.64%       2.18%       1.45%       1.32%       1.63%
Portfolio turnover rate++                  29%         51%         26%         33%         41%

                                                        INTERNATIONAL VALUE TRUST--
                                     ------------------------------------------------------------------
                                                  SERIES II                         SERIES III
                                     -----------------------------------    ---------------------------
                                         YEARS ENDED                            YEAR
                                         DECEMBER 31,        01/28/2002*       ENDED        09/05/2003*
                                     --------------------        TO         DECEMBER 31,        TO
                                       2004        2003      12/31/2002         2004        12/31/2003
                                     --------    --------    -----------    ------------    -----------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $  12.29    $   8.60     $  10.31        $  12.33       $  10.79
Net investment income (loss)             0.19        0.18         0.01            0.23           0.01
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                    2.41        3.60        (1.65)           2.37           1.53
                                     --------    --------     --------        --------       --------
Total from investment operations         2.60        3.78        (1.64)           2.60           1.54
                                     --------    --------     --------        --------       --------
Dividends from net investment
income                                  (0.15)      (0.09)       (0.07)          (0.18)             -
Distributions from capital gains            -           -            -               -              -
                                     --------    --------     --------        --------       --------
Total distributions                     (0.15)      (0.09)       (0.07)          (0.18)             -
                                     --------    --------     --------        --------       --------
NET ASSET VALUE, END OF PERIOD       $  14.74    $  12.29     $   8.60        $  14.75       $  12.33
                                     ========    ========     ========        ========       ========
       TOTAL RETURN                     21.37%(B)    44.52%(B)    (16.00%)+      21.27%(B)      14.27%+(B)
Net assets, end of period (000's)    $370,726    $138,365      $50,353            $607             $1
Ratio of expenses to average net
assets                                   1.27%       1.33%        1.32%(A)        1.44%          1.48%(A)
Ratio of expenses to average net
assets after expense reductions          1.20%       1.32%        1.32%(A)        1.38%          1.47%(A)
Ratio of net investment income
(loss) to average net assets             1.50%       1.78%        0.09%(A)        1.79%          0.28%(A)
Portfolio turnover rate++                  29%         51%          26%             29%            51%

--------------------------------------------------------------------------------

                                                                           QUANTITATIVE MID CAP TRUST--
                                                 --------------------------------------------------------------------------------
                                                                   SERIES I                                 SERIES II
                                                 --------------------------------------------   ---------------------------------
                                                                                                    YEARS ENDED
                                                    YEARS ENDED DECEMBER 31,      04/30/2001*      DECEMBER 31,       01/28/2002*
                                                 ------------------------------       TO        -------------------       TO
                                                   2004       2003       2002     12/31/2001      2004       2003     12/31/2002
                                                 --------   --------   --------   -----------   --------   --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD             $  10.93   $   7.89   $  10.20    $  12.50     $  10.90   $   7.88    $  10.03
Net investment income (loss)                        (0.01)     (0.01)     (0.01)        - #        (0.03)     (0.03)      (0.02)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions        2.00       3.05      (2.30)      (2.30)        1.98       3.05       (2.13)
                                                 --------   --------   --------    --------     --------   --------    --------
Total from investment operations                     1.99       3.04      (2.31)      (2.30)        1.95       3.02       (2.15)
                                                 --------   --------   --------    --------     --------   --------    --------
Dividends from net investment income                    -          -          -           -            -          -           -
Distributions from capital gains                        -          -          -           -            -          -           -
                                                 --------   --------   --------    --------     --------   --------    --------
Total distributions                                     -          -          -           -            -          -           -
                                                 --------   --------   --------    --------     --------   --------    --------
NET ASSET VALUE, END OF PERIOD                   $  12.92   $  10.93   $   7.89    $  10.20     $  12.85   $  10.90    $   7.88
                                                 ========   ========   ========    ========     ========   ========    ========
       TOTAL RETURN                                 18.21%     38.53%    (22.65%)    (18.40%)+     17.89%     38.32%     (21.44%)+
Net assets, end of period (000's)                $131,640   $110,382    $78,053     $99,546      $12,297     $7,286      $2,208
Ratio of expenses to average net assets              0.89%      0.90%      0.90%       0.90%(A)     1.09%      1.10%       1.10%(A)
Ratio of expenses to average net assets after
expense reductions                                   0.89%      0.90%      0.90%       0.90%(A)     1.09%      1.10%       1.10%(A)
Ratio of net investment income (loss) to
average net assets                                 (0.11%)    (0.10%)    (0.07%)     (0.07%)(A)    (0.30%)    (0.30%)     (0.31%)(A)
Portfolio turnover rate++                             157%       107%       273%        320%         157%       107%        273%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                             MID CAP CORE TRUST--
                                             ------------------------------------------------------------------------------------
                                                      SERIES I                    SERIES II                    SERIES III
                                             --------------------------   --------------------------   --------------------------
                                                 YEAR                         YEAR                         YEAR
                                                ENDED       05/05/2003*      ENDED       05/05/2003*      ENDED       09/05/2003*
                                             DECEMBER 31,       TO        DECEMBER 31,       TO        DECEMBER 31,       TO
                                                 2004       12/31/2003        2004       12/31/2003        2004       12/31/2003
                                             ------------   -----------   ------------   -----------   ------------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $  15.32      $  12.50       $  15.30      $  12.50       $  15.32      $  14.47
Net investment income (loss)                       0.02         (0.01)         (0.01)        (0.03)          0.01          0.04
Net realized and unrealized gain (loss) on
investments and foreign currency
transactions                                       2.16          2.83           2.16          2.83           2.17          0.81
                                               --------      --------       --------      --------       --------      --------
Total from investment operations                   2.18          2.82           2.15          2.80           2.18          0.85
                                               --------      --------       --------      --------       --------      --------
Distributions from capital gains                  (0.14)            -          (0.14)            -          (0.14)            -
                                               --------      --------       --------      --------       --------      --------
Total distributions                               (0.14)            -          (0.14)            -          (0.14)            -
                                               --------      --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  17.36      $  15.32       $  17.31      $  15.30       $  17.36      $  15.32
                                               ========      ========       ========      ========       ========      ========
       TOTAL RETURN                               14.31%        22.56%+        14.13%        22.40%+        14.31%         5.87%+
Net assets, end of period (000's)               $21,228       $19,539        $49,793       $29,798            $57          - ##
Ratio of expenses to average net assets            1.11%         1.21%(A)       1.31%         1.41%(A)       1.46%         1.56%(A)
Ratio of expenses to average net assets
after expense reductions                           1.11%         1.21%(A)       1.31%         1.41%(A)       1.46%         1.56%(A)
Ratio of net investment income (loss) to
average net assets                                 0.12%        (0.08%)(A)      (0.04%)      (0.27%)(A)       0.05%        0.76%(A)
Portfolio turnover rate++                            72%           22%            72%           22%            72%           22%

--------------------------------------------------------------------------------

                                    GLOBAL TRUST (FORMERLY, GLOBAL EQUITY TRUST)--
                                 ----------------------------------------------------
                                                       SERIES I
                                 ----------------------------------------------------

                                               YEARS ENDED DECEMBER 31,
                                 ----------------------------------------------------
                                   2004       2003       2002       2001       2000
                                 --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $  13.11   $  10.39   $  13.00   $  18.48   $  18.79
Net investment income (loss)         0.18       0.10       0.08       0.12       0.25
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions        1.73       2.72      (2.54)     (2.78)      1.78
                                 --------   --------   --------   --------   --------
Total from investment
operations                           1.91       2.82      (2.46)     (2.66)      2.03
                                 --------   --------   --------   --------   --------
Dividends from net investment
income                              (0.23)     (0.10)     (0.15)     (0.40)     (0.35)
Distributions from capital
 gains                                  -          -          -      (2.42)     (1.99)
                                 --------   --------   --------   --------   --------
Total distributions                 (0.23)     (0.10)     (0.15)     (2.82)     (2.34)
                                 --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD   $  14.79   $  13.11   $  10.39   $  13.00   $  18.48
                                 ========   ========   ========   ========   ========
       TOTAL RETURN                 14.75%(B)    27.46%   (19.11%)   (16.09%)    12.19%
Net assets end of period
(000's)                          $358,152   $363,134   $347,619   $528,027   $725,419
Ratio of expenses to average
net assets                           1.05%      1.05%      1.04%      1.01%      1.02%
Ratio of expenses to average
net assets after expense
reductions                           1.00%      1.05%      1.04%      1.01%      1.02%
Ratio of net investment income
(loss) to average net assets         1.36%      0.93%      0.72%      0.81%      1.44%
Portfolio turnover rate++              39%       149%        92%       156%        43%

                                         GLOBAL TRUST (FORMERLY, GLOBAL EQUITY TRUST)--
                                -----------------------------------------------------------------
                                            SERIES II                         SERIES III
                                ----------------------------------   ----------------------------
                                    YEARS ENDED
                                   DECEMBER 31,       01/28/2002*     YEAR ENDED     09/05/2003*
                                -------------------        TO        DECEMBER 31,        TO
                                  2004       2003      12/31/2002        2004        12/31/2003
                                --------   --------   ------------   ------------   -------------
NET ASSET VALUE, BEGINNING OF
PERIOD                          $  13.07   $  10.39     $  12.72       $  13.11       $  12.02
Net investment income (loss)        0.16       0.08         0.05           0.21           0.06
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions       1.72       2.71        (2.23)          1.67           1.03
                                --------   --------     --------       --------       --------
Total from investment
operations                          1.88       2.79        (2.18)          1.88           1.09
                                --------   --------     --------       --------       --------
Dividends from net investment
income                             (0.22)     (0.11)       (0.15)         (0.25)             -
Distributions from capital
 gains                                 -          -            -              -              -
                                --------   --------     --------       --------       --------
Total distributions                (0.22)     (0.11)       (0.15)         (0.25)             -
                                --------   --------     --------       --------       --------
NET ASSET VALUE, END OF PERIOD  $  14.73   $  13.07     $  10.39       $  14.74       $  13.11
                                ========   ========     ========       ========       ========
       TOTAL RETURN                14.53%(B)    27.23%     (17.33%)+      14.53%(B)       9.07%+(B)
Net assets end of period
(000's)                          $27,980    $19,672       $8,503           $168           - ##
Ratio of expenses to average
net assets                          1.25%      1.25%        1.24%(A)       5.53%        345.59%(A)
Ratio of expenses to average
net assets after expense
reductions                          1.20%      1.25%        1.24%(A)       1.35%          1.40%(A)
Ratio of net investment income
(loss) to average net assets        1.21%      0.68%        0.55%(A)       1.58%          1.38%(A)
Portfolio turnover rate++             39%       149%          92%            39%           149%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

##   Amount is less than $1,000

(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                 CAPITAL APPRECIATION TRUST--
                                 --------------------------------------------------------------------------------------------
                                                        SERIES I                                       SERIES II
                                 -------------------------------------------------------   ----------------------------------
                                                                                               YEARS ENDED
                                         YEARS ENDED DECEMBER 31,            11/01/2000*      DECEMBER 31,       01/28/2002*
                                 -----------------------------------------       TO        -------------------        TO
                                   2004       2003       2002       2001     12/31/2000      2004       2003      12/31/2002
                                 --------   --------   --------   --------   -----------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $   8.04   $   6.21   $   8.95   $  10.97    $  12.50     $   8.02   $   6.20     $   8.73
Net investment income (loss)         0.01      (0.01)     (0.01)     (0.02)        - #          - #      (0.03)       (0.02)
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions        0.74       1.84      (2.73)     (2.00)      (1.53)        0.74       1.85        (2.51)
                                 --------   --------   --------   --------    --------     --------   --------     --------
Total from investment
operations                           0.75       1.83      (2.74)     (2.02)      (1.53)        0.74       1.82        (2.53)
                                 --------   --------   --------   --------    --------     --------   --------     --------
Dividends from net investment
income                                  -          -          -          -           -            -          -            -
Distributions from capital
 gains                                  -          -          -          -           -            -          -            -
                                 --------   --------   --------   --------    --------     --------   --------     --------
Total distributions                     -          -          -          -           -            -          -            -
                                 --------   --------   --------   --------    --------     --------   --------     --------
NET ASSET VALUE, END OF PERIOD   $   8.79   $   8.04   $   6.21   $   8.95    $  10.97     $   8.76   $   8.02     $   6.20
                                 ========   ========   ========   ========    ========     ========   ========     ========
       TOTAL RETURN                  9.33%     29.47%    (30.61%)   (18.41%)    (12.24%)+(B)     9.23%    29.35%     (28.98%)+
Net assets end of period
(000's)                          $128,626   $120,859   $100,415    $40,202      $5,280     $125,064    $72,208      $22,698
Ratio of expenses to average
net assets                           0.97%      0.99%      1.05%      1.20%       1.60%(A)     1.17%      1.19%        1.25%(A)
Ratio of expenses to average
net assets after expense
reductions                           0.97%      0.99%      1.05%      1.20%       1.40%(A)     1.17%      1.19%        1.25%(A)
Ratio of net investment income
(loss) to average net assets         0.15%     (0.13%)    (0.14%)    (0.22%)     (0.21%)(A)     0.02%    (0.35%)      (0.27%)(A)
Portfolio turnover rate++              79%        71%        67%       102%        143%          79%        71%          67%

                                CAPITAL APPRECIATION TRUST--
                                ----------------------------
                                         SERIES III
                                ----------------------------

                                 YEAR ENDED     09/05/2003*
                                DECEMBER 31,        TO
                                    2004        12/31/2003
                                ------------   -------------
NET ASSET VALUE, BEGINNING OF
PERIOD                            $   8.04       $   7.62
Net investment income (loss)          0.02          (0.01)
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions         0.73           0.43
                                  --------       --------
Total from investment
operations                            0.75           0.42
                                  --------       --------
Dividends from net investment
income                                   -              -
Distributions from capital
 gains                                   -              -
                                  --------       --------
Total distributions                      -              -
                                  --------       --------
NET ASSET VALUE, END OF PERIOD    $   8.79       $   8.04
                                  ========       ========
       TOTAL RETURN                   9.33%          5.51%+
Net assets end of period
(000's)                               $219             $2
Ratio of expenses to average
net assets                            1.32%          1.34%(A)
Ratio of expenses to average
net assets after expense
reductions                            1.32%          1.34%(A)
Ratio of net investment income
(loss) to average net assets          0.25%         (0.38%)(A)
Portfolio turnover rate++               79%            71%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                      U.S. GLOBAL LEADERS
                                                                        GROWTH TRUST--
                                                               ---------------------------------
                                                                  SERIES I          SERIES II
                                                               ---------------   ---------------
                                                                 05/03/2004*       05/03/2004*
                                                                     TO                TO
                                                                 12/31/2004        12/31/2004
                                                               ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  12.50          $  12.50
Net investment income (loss)                                          0.07              0.07
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                         0.66              0.64
                                                                  --------          --------
Total from investment operations                                      0.73              0.71
                                                                  --------          --------
Dividends from net investment income                                 (0.06)            (0.05)
Distributions from capital gains                                         -                 -
                                                                  --------          --------
Total distributions                                                  (0.06)            (0.05)
                                                                  --------          --------
NET ASSET VALUE, END OF PERIOD                                    $  13.17          $  13.16
                                                                  ========          ========
       TOTAL RETURN                                                   5.82%+(B)         5.68%+(B)
Net assets end of period (000's)                                    $2,940            $6,658
Ratio of expenses to average net assets                               1.49%(A)          1.69%(A)
Ratio of expenses to average net assets after expense
reductions                                                            1.26%(A)          1.46%(A)
Ratio of net investment income (loss) to average net assets           0.82%(A)          0.89%(A)
Portfolio turnover rate++                                                7%+               7%+

--------------------------------------------------------------------------------

                                                     QUANTITATIVE ALL CAP TRUST
                        -------------------------------------------------------------------------------------
                                 SERIES I                    SERIES II                    SERIES III
                        --------------------------   --------------------------   ---------------------------
                            YEAR                         YEAR                         YEAR
                           ENDED       05/05/2003*      ENDED       05/05/2003*      ENDED       09/05/2003*
                        DECEMBER 31,       TO        DECEMBER 31,       TO        DECEMBER 31,        TO
                            2004       12/31/2003        2004       12/31/2003        2004        12/31/2003
                        ------------   -----------   ------------   -----------   ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  15.05      $  12.50      $    15.05    $    12.50     $    15.05    $      14.08
Net investment income
 (loss)                       0.16          0.02            0.09             -#          0.16            0.06
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                  2.02          3.04            2.06          3.05           2.02            1.41
                          --------      --------      ----------    ----------     ----------    ------------
Total from investment
 operations                   2.18          3.06            2.15          3.05           2.18            1.47
                          --------      --------      ----------    ----------     ----------    ------------
Dividends from net
 investment income           (0.11)        (0.51)          (0.09)        (0.50)         (0.11)          (0.50)
Distributions from
 capital gains               (0.48)            -           (0.48)            -          (0.48)              -
                          --------      --------      ----------    ----------     ----------    ------------
Total distributions          (0.59)        (0.51)          (0.57)        (0.50)         (0.59)          (0.50)
                          --------      --------      ----------    ----------     ----------    ------------
NET ASSET VALUE, END
OF PERIOD                 $  16.64      $  15.05      $    16.63    $    15.05     $    16.64    $      15.05
                          ========      ========      ==========    ==========     ==========    ============
       TOTAL RETURN          14.91%        24.49%+(B)       14.67%       24.38%+(B)       14.87%(B)        10.42%+(B)
Net assets end of
period (000's)            $327,274        $2,141          $4,643        $2,542           $953               -##
Ratio of expenses to
average net assets            0.81%         2.59%(A)        1.13%         2.81%(A)        1.77%        347.32%(A)
Ratio of expenses to
average net assets
after expense
reductions                    0.81%         1.30%(A)        1.13%         1.50%(A)        1.18%          1.65%(A)
Ratio of net
investment income
(loss) to average net
assets                        1.05%         0.18%(A)        0.60%        (0.02%)(A)        1.08%         1.30%(A)
Portfolio turnover
rate++                         158%           96%            158%           96%           158%             96%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
##   Amount is less than $1,000
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                ALL CAP CORE TRUST
                        --------------------------------------------------------------------------------------------------
                                                SERIES I                                          SERIES II
                        --------------------------------------------------------   ---------------------------------------
                                        YEARS ENDED DECEMBER 31,                   YEARS ENDED DECEMBER 31,    01/28/2002*
                        --------------------------------------------------------   -------------------------       TO
                          2004       2003       2002        2001         2000         2004          2003       12/31/2002
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $  13.72   $  10.43   $  13.95   $    17.74   $    26.88   $    13.69   $      10.43   $     13.64
Net investment income
 (loss)                     0.11       0.06      (0.02)       (0.06)       (0.06)        0.08           0.03         (0.02)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                2.12       3.23      (3.50)       (3.73)       (6.47)        2.11           3.23         (3.19)
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

Total from investment
 operations                 2.23       3.29      (3.52)       (3.79)       (6.53)        2.19           3.26         (3.21)
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

Dividends from net
 investment income         (0.06)         -          -            -            -       (0.05)              -             -
Distributions from
 capital gains                 -          -          -            -       (2.61)            -              -             -
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

Total distributions        (0.06)         -          -            -       (2.61)       (0.05)              -             -
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

NET ASSET VALUE, END
OF PERIOD               $  15.89   $  13.72   $  10.43   $    13.95   $    17.74   $    15.83   $      13.69   $     10.43
                        ========   ========   ========   ==========   ==========   ==========   ============   ===========

       TOTAL RETURN        16.33%     31.54%    (25.23%)     (21.36%)     (27.29%)      16.06%         31.26%       (23.53%)+
Net assets end of
period (000's)          $257,072   $264,170   $243,484     $494,523     $637,194      $12,991        $10,246        $4,296
Ratio of expenses to
average net assets          0.92%      0.93%      0.91%        0.91%        0.90%        1.12%          1.13%         1.11%(A)
Ratio of expenses to
average net assets
after expense
reductions                  0.92%      0.93%      0.91%        0.91%        0.90%        1.12%          1.13%         1.11%(A)
Ratio of net
investment income
(loss) to average net
assets                      0.75%      0.49%     (0.20%)      (0.41%)      (0.26%)       0.56%          0.29%        (0.19%)(A)
Portfolio turnover
rate++                       257%       183%       153%         121%         147%         257%           183%          153%

--------------------------------------------------------------------------------

                                                              LARGE CAP GROWTH TRUST
                        --------------------------------------------------------------------------------------------------
                                                SERIES I                                          SERIES II
                        --------------------------------------------------------   ---------------------------------------
                                        YEARS ENDED DECEMBER 31,                   YEARS ENDED DECEMBER 31,    01/28/2002*
                        --------------------------------------------------------   -------------------------       TO
                          2004       2003       2002        2001         2000         2004          2003       12/31/2002
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $   9.51   $   7.61   $   9.89   $    12.58   $    17.23   $     9.48   $       7.60   $      9.79
Net investment income
 (loss)                     0.06       0.03       0.02         0.03        (0.01)        0.05           0.01          0.02
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                0.53       1.89      (2.27)       (2.25)       (2.03)        0.52           1.90         (2.18)
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

Total from investment
 operations                 0.59       1.92      (2.25)       (2.22)       (2.04)        0.57           1.91         (2.16)
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

Dividends from net
 investment income         (0.03)     (0.02)     (0.03)           -       (0.04)       (0.02)         (0.03)        (0.03)
Distributions from
 capital gains                 -          -          -       (0.47)       (2.57)            -              -             -
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

Total distributions        (0.03)     (0.02)     (0.03)       (0.47)       (2.61)       (0.02)         (0.03)        (0.03)
                        --------   --------   --------   ----------   ----------   ----------   ------------   -----------

NET ASSET VALUE, END
OF PERIOD               $  10.07   $   9.51   $   7.61   $     9.89   $    12.58   $    10.03   $       9.48   $      7.60
                        ========   ========   ========   ==========   ==========   ==========   ============   ===========

       TOTAL RETURN         6.18%     25.33%    (22.83%)     (17.81%)     (14.24%)       6.00%         25.24%       (22.15%)+
Net assets end of
period (000's)          $382,979   $414,672   $370,765     $496,049     $541,693      $99,710        $85,866       $31,496
Ratio of expenses to
average net assets          0.96%      0.97%      0.98%        0.95%        0.94%        1.16%          1.17%         1.18%(A)
Ratio of expenses to
average net assets
after expense
reductions                  0.96%      0.97%      0.98%        0.95%        0.94%        1.16%          1.17%         1.18%(A)
Ratio of net
investment income
(loss) to average net
assets                      0.68%      0.31%      0.26%        0.30%       (0.01%)       0.51%          0.12%         0.27%(A)
Portfolio turnover
rate++                        50%        62%        92%         123%          92%          50%            62%           92%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  BLUE CHIP GROWTH TRUST
                        --------------------------------------------------------------------------
                                                         SERIES I
                        --------------------------------------------------------------------------
                                                 YEARS ENDED DECEMBER 31,
                        --------------------------------------------------------------------------
                           2004            2003            2002            2001            2000
                        ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE,
BEGINNING OF PERIOD     $    15.48      $    11.99      $    15.83      $    20.13      $    21.64
Net investment income
(loss)                        0.08            0.02            0.01               -#          (0.02)
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                  1.32            3.48           (3.85)          (2.97)          (0.50)
                        ----------      ----------      ----------      ----------      ----------

Total from investment
operations                    1.40            3.50           (3.84)          (2.97)          (0.52)
                        ----------      ----------      ----------      ----------      ----------

Dividends from net
investment income            (0.02)          (0.01)              -               -           (0.01)
Distributions from
capital gains                    -               -               -           (1.33)          (0.98)
                        ----------      ----------      ----------      ----------      ----------

Total distributions          (0.02)          (0.01)              -           (1.33)          (0.99)
                        ----------      ----------      ----------      ----------      ----------

NET ASSET VALUE, END
OF PERIOD               $    16.86      $    15.48      $    11.99      $    15.83      $    20.13
                        ==========      ==========      ==========      ==========      ==========

       TOTAL RETURN           9.03%(B)       29.17%(B)      (24.26%)(B)     (14.61%)(B)      (2.76%)(B)
Net assets end of
period (000's)          $1,309,286      $1,290,525      $1,092,775      $1,633,194      $1,999,039
Ratio of expenses to
average net assets            0.91%           0.92%           0.93%           0.93%           0.92%
Ratio of expenses to
average net assets
after expense
reductions                    0.88%           0.90%           0.91%           0.92%           0.91%
Ratio of net
investment income
(loss) to average net
assets                        0.53%           0.15%           0.05%           0.00%          (0.07%)
Portfolio turnover
rate++                          31%             35%             39%             48%             48%

                                                  BLUE CHIP GROWTH TRUST
                        --------------------------------------------------------------------------
                                         SERIES II                             SERIES III
                        -------------------------------------------    ---------------------------
                          YEARS ENDED DECEMBER 31,      01/28/2002*     YEAR ENDED     09/05/2003*
                        ----------------------------        TO         DECEMBER 31,        TO
                            2004            2003        12/31/2002         2004        12/31/2003
                        ------------    ------------    -----------    ------------    -----------
NET ASSET VALUE,
BEGINNING OF PERIOD       $  15.43        $  11.98       $  15.53        $  15.48       $  14.36
Net investment income
(loss)                        0.07               -#             -#           0.11           0.01
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                  1.29            3.47          (3.55)           1.25           1.11
                          --------        --------       --------        --------       --------
Total from investment
operations                    1.36            3.47          (3.55)           1.36           1.12
                          --------        --------       --------        --------       --------
Dividends from net
investment income            (0.01)          (0.02)             -           (0.04)             -
Distributions from
capital gains                    -               -              -               -              -
                          --------        --------       --------        --------       --------
Total distributions          (0.01)          (0.02)             -           (0.04)             -
                          --------        --------       --------        --------       --------
NET ASSET VALUE, END
OF PERIOD                 $  16.78        $  15.43       $  11.98        $  16.80       $  15.48
                          ========        ========       ========        ========       ========
       TOTAL RETURN           8.83%(B)       29.02%(B)     (22.86%)+(B)       8.79%(B)      7.80%+(B)
Net assets end of
period (000's)            $471,069        $204,653        $61,375          $1,128             $6
Ratio of expenses to
average net assets            1.11%           1.12%          1.13%(A)        2.69%         19.68%(A)
Ratio of expenses to
average net assets
after expense
reductions                    1.08%           1.10%          1.11%(A)        1.23%          1.25%(A)
Ratio of net
investment income
(loss) to average net
assets                        0.47%          (0.03%)        (0.01%)(A)       0.73%          0.12%(A)
Portfolio turnover
rate++                          31%             35%            39%             31%            35%

--------------------------------------------------------------------------------

                                          U.S. LARGE CAP TRUST--
                         --------------------------------------------------------
                                                 SERIES I
                         --------------------------------------------------------

                                         YEARS ENDED DECEMBER 31,
                         --------------------------------------------------------
                           2004        2003        2002        2001        2000
                         --------    --------    --------    --------    --------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  12.84    $   9.41    $  12.61    $  13.09    $  12.84
Net investment income
(loss)                       0.07        0.05        0.05        0.04        0.07
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 1.13        3.42       (3.22)      (0.38)       0.29
                         --------    --------    --------    --------    --------

Total from investment
operations                   1.20        3.47       (3.17)      (0.34)       0.36
                         --------    --------    --------    --------    --------

Dividends from net
investment income           (0.04)      (0.04)      (0.03)      (0.05)      (0.03)
Distributions from
capital gains                   -           -           -       (0.09)      (0.08)
                         --------    --------    --------    --------    --------

Total distributions         (0.04)      (0.04)      (0.03)      (0.14)      (0.11)
                         --------    --------    --------    --------    --------

NET ASSET VALUE, END
OF PERIOD                $  14.00    $  12.84    $   9.41    $  12.61    $  13.09
                         ========    ========    ========    ========    ========

       TOTAL RETURN          9.39%      37.06%     (25.18%)     (2.54%)      2.78%
Net assets, end of
 period (000's)          $639,099    $413,803    $382,248    $518,621    $435,395
Ratio of expenses to
average net assets           0.93%(C)     0.93%      0.94%       0.93%       0.93%
Ratio of expenses to
average net assets
after expense
reductions                   0.93%(C)     0.93%      0.94%       0.93%       0.93%
Ratio of net
investment income
(loss) to average net
assets                       0.53%       0.43%       0.43%       0.32%       0.53%
Portfolio turnover
rate++                         46%(D)       34%        42%         38%         31%

                                             U.S. LARGE CAP TRUST--
                        -----------------------------------------------------------------
                                    SERIES II                         SERIES III
                        ----------------------------------    ---------------------------
                            YEARS ENDED
                           DECEMBER 31,        01/28/2002*     YEAR ENDED     09/05/2003*
                        -------------------        TO         DECEMBER 31,        TO
                          2004       2003      12/31/2002         2004        12/31/2003
                        --------    -------    -----------    ------------    -----------
NET ASSET VALUE,
BEGINNING OF PERIOD     $  12.79    $  9.41      $ 12.35         $12.84         $11.72
Net investment income
(loss)                      0.04       0.02         0.03           0.04           0.01
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                1.12       3.41        (2.94)          1.13           1.11
                        --------    -------      -------         ------         ------
Total from investment
operations                  1.16       3.43        (2.91)          1.17           1.12
                        --------    -------      -------         ------         ------
Dividends from net
investment income          (0.03)     (0.05)       (0.03)         (0.06)             -
Distributions from
capital gains                  -          -            -              -              -
                        --------    -------      -------         ------         ------
Total distributions        (0.03)     (0.05)       (0.03)         (0.06)             -
                        --------    -------      -------         ------         ------
NET ASSET VALUE, END
OF PERIOD               $  13.92    $ 12.79      $  9.41         $13.95         $12.84
                        ========    =======      =======         ======         ======
       TOTAL RETURN         9.11%     36.68%      (23.61%)+        9.14%          9.56%+
Net assets, end of
 period (000's)         $239,922    $143,409     $59,287           $250             $1
Ratio of expenses to
average net assets          1.13%(C)    1.13%       1.14%(A)       1.28%(C)       1.28%(A)
Ratio of expenses to
average net assets
after expense
reductions                  1.13%(C)    1.13%       1.14%(A)       1.28%(C)       1.28% (A)
Ratio of net
investment income
(loss) to average net
assets                      0.34%      0.21%        0.35%(A)       0.34%          0.34%(A)
Portfolio turnover
rate++                        46%(D)      34%         42%            46%(D)         34%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.92%, 1.12% and 1.27% for Series I, Series II, and Series III, respectively.
(D) The portfolio turnover rate does not include the assets acquired in the merger.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                     CORE EQUITY TRUST--
                                        ---------------------------------------------
                                          SERIES I        SERIES II      SERIES III
                                        -------------   -------------   -------------
                                         05/03/2004*     05/03/2004*     05/03/2004*
                                             TO              TO              TO
                                         12/31/2004      12/31/2004      12/31/2004
                                        -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  12.50        $  12.50        $  12.50
Net investment income (loss)                     -#          (0.02)          (0.04)
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                         1.73            1.73            1.74
                                          --------        --------        --------
Total from investment operations              1.73            1.71            1.70
                                          --------        --------
Dividends from net investment income             -               -               -
Distributions from capital gains                 -               -               -
                                          --------        --------        --------
Total distributions                              -               -               -
                                          --------        --------        --------
NET ASSET VALUE, END OF PERIOD            $  14.23        $  14.21        $  14.20
                                          ========        ========        ========
       TOTAL RETURN                          13.84%+         13.68%+         13.60%+
Net assets, end of period (000's)         $194,286        $237,309            $607
Ratio of expenses to average net
assets                                        0.96%(A)        1.16%(A)        1.31%(A)
Ratio of expenses to average net
assets after expense reductions               0.96%(A)        1.16%(A)        1.31%(A)
Ratio of net investment income (loss)
to average net assets                        (0.05%)(A)      (0.26%)(A)      (0.47%)(A)
Portfolio turnover rate++                        6%+             6%+             6%+

--------------------------------------------------------------------------------

                                                      STRATEGIC VALUE TRUST--
                         ----------------------------------------------------------------------------------
                                           SERIES I                                   SERIES II
                         --------------------------------------------      --------------------------------
                                                                              YEARS ENDED
                            YEARS ENDED DECEMBER 31,      04/31/2001*         DECEMBER 31,      01/28/2002*
                         ------------------------------       TO           ------------------       TO
                           2004       2003       2002     12/31/2001         2004      2003     12/31/2002
                         --------   --------   --------   -----------      --------   -------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  10.03   $   7.79   $  10.70    $  12.50        $  10.00   $  7.78     $ 10.27
Net investment income
(loss)                       0.10       0.06          -#      (0.02)           0.09      0.05           -#
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 1.70       2.18      (2.91)      (1.78)           1.68      2.18       (2.49)
                         --------   --------   --------    --------        --------   -------     -------
Total from investment
operations                   1.80       2.24      (2.91)      (1.80)           1.77      2.23       (2.49)
                         --------   --------   --------    --------        --------   -------     -------
Dividends from net
investment income           (0.04)         -#         -           -           (0.03)    (0.01)          -
Distributions from
capital gains                   -          -          -           -               -         -           -
                         --------   --------   --------    --------        --------   -------     -------
Total distributions         (0.04)         -#         -           -           (0.03)    (0.01)          -
                         --------   --------   --------    --------        --------   -------     -------
NET ASSET VALUE, END
OF PERIOD                $  11.79   $  10.03   $   7.79    $  10.70        $  11.74   $ 10.00     $  7.78
                         ========   ========   ========    ========        ========   =======     =======
       TOTAL RETURN         17.98%     28.78%    (27.20%)    (14.40%)+(B)     17.79%    28.68%     (24.25%)+
Net assets, end of
 period (000's)           $86,592    $95,602    $34,153     $33,428         $71,407   $47,466      $5,904
Ratio of expenses to
average net assets           0.99%      1.04%      1.14%       1.46%(A)        1.19%     1.24%       1.34%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.99%      1.04%      1.14%       1.40%(A)        1.19%     1.24%       1.34%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.98%      0.69%      0.04%      (0.27%)(A)       0.87%     0.55%       0.04%(A)
Portfolio turnover
rate++                         96%        62%       109%         86%             96%       62%        109%

                         STRATEGIC VALUE TRUST--
                        --------------------------
                                SERIES III
                        --------------------------

                         YEAR ENDED    09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD        $10.03        $ 9.42
Net investment income
(loss)                       0.13          0.03
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 1.65          0.58
                           ------        ------
Total from investment
operations                   1.78          0.61
                           ------        ------
Dividends from net
investment income           (0.05)            -
Distributions from
capital gains                   -             -
                           ------        ------
Total distributions         (0.05)            -
                           ------        ------
NET ASSET VALUE, END
OF PERIOD                  $11.76        $10.03
                           ======        ======
       TOTAL RETURN         17.79%         6.48%+
Net assets, end of
 period (000's)              $121            $1
Ratio of expenses to
average net assets           1.34%         1.39%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.34%         1.39%(A)
Ratio of net
investment income
(loss) to average net
assets                       1.19%         0.93%(A)
Portfolio turnover
rate++                         96%           62%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  LARGE CAP VALUE TRUST--
                       -----------------------------------------------------------------------------
                                 SERIES I                        SERIES II              SERIES III
                       -----------------------------   -----------------------------   -------------
                        YEAR ENDED      05/05/2003*     YEAR ENDED      05/05/2003*     04/23/2004*
                       DECEMBER 31,         TO         DECEMBER 31,         TO              TO
                           2004         12/31/2003         2004         12/31/2003      12/31/2004
                       -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  15.66        $  12.50        $  15.64        $  12.50        $  16.66
Net investment income
(loss)                       0.20               -#           0.17           (0.03)           0.11
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                 3.19            3.46            3.18            3.47            2.14
                         --------        --------        --------        --------        --------

Total from investment
operations                   3.39            3.46            3.35            3.44            2.25
                         --------        --------        --------        --------

Dividends from net
investment income           (0.12)          (0.30)          (0.11)          (0.30)          (0.12)
Distributions from
capital gains               (0.14)              -           (0.14)              -               -
                         --------        --------        --------        --------        --------

Total distributions         (0.26)          (0.30)          (0.25)          (0.30)          (0.12)
                         --------        --------        --------        --------        --------

NET ASSET VALUE, END
OF PERIOD                $  18.79        $  15.66        $  18.74        $  15.64        $  18.79
                         ========        ========        ========        ========        ========

       TOTAL RETURN         21.80%          27.65%+(B)      21.53%          27.49%+(B)      13.48%+
Net assets, end of
period (000's)            $71,159          $6,203        $101,505          $7,977            $187
Ratio of expenses to
average net assets           1.03%           2.86%(A)        1.23%           3.06%(A)        1.38%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.03%           1.40%(A)        1.23%           1.60%(A)        1.38%(A)
Ratio of net
investment income
(loss) to average net
assets                       1.22%          (0.02%)(A)       1.00%          (0.27%)(A)       0.92%(A)
Portfolio turnover
rate++                        109%            105%            109%            105%            109%+

--------------------------------------------------------------------------------

                                                          CLASSIC VALUE TRUST--
                                                      -----------------------------
                                                        SERIES I        SERIES II
                                                      -------------   -------------
                                                       05/03/2004*     05/03/2004*
                                                           TO              TO
                                                       12/31/2004      12/31/2004
                                                      -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  12.50        $  12.50
Net investment income (loss)                                0.05            0.04
Net realized and unrealized gain (loss) on
investments and foreign currency transactions               1.36            1.36
                                                        --------        --------

Total from investment operations                            1.41            1.40
                                                        --------        --------

Dividends from net investment income                       (0.03)          (0.03)
Distributions from capital gains                           (0.04)          (0.04)
                                                        --------        --------

Total distributions                                        (0.07)          (0.07)
                                                        --------        --------

NET ASSET VALUE, END OF PERIOD                          $  13.84        $  13.83
                                                        ========        ========

       TOTAL RETURN                                        11.31%+(B)      11.17%+(B)
Net assets, end of period (000's)                         $3,256         $11,103
Ratio of expenses to average net assets                     1.48%(A)        1.68%(A)
Ratio of expenses to average net assets after
expense reductions                                          1.42%(A)        1.62%(A)
Ratio of net investment income (loss) to average net
assets                                                      0.59%(A)        0.44%(A)
Portfolio turnover rate                                        9%+             9%+

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                     UTILITIES TRUST--
                                     ----------------------------------------------------------------------------------
                                                       SERIES I                                  SERIES II
                                     ---------------------------------------------   ----------------------------------
                                                                                         YEARS ENDED
                                        YEARS ENDED DECEMBER 31,      04/30/2001*       DECEMBER 31,       01/28/2002*
                                     ------------------------------        TO        -------------------        TO
                                       2004       2003       2002      12/31/2001      2004       2003      12/31/2002
                                     --------   --------   --------   ------------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $   9.43   $   7.11   $   9.29     $  12.50     $   9.39   $   7.10     $   8.77
Net investment income (loss)             0.19       0.13       0.15         0.07         0.17       0.11         0.12
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                    2.56       2.29      (2.33)       (3.23)        2.55       2.29        (1.79)
                                     --------   --------   --------     --------     --------   --------     --------

Total from investment operations         2.75       2.42      (2.18)       (3.16)        2.72       2.40        (1.67)
                                     --------   --------   --------     --------     --------   --------     --------

Dividends from net investment
income                                  (0.10)     (0.10)         -#       (0.05)       (0.09)     (0.11)           -#
Distributions from capital gains            -          -          -            -            -          -            -
                                     --------   --------   --------     --------     --------   --------     --------

Total distributions                     (0.10)     (0.10)         -#       (0.05)       (0.09)     (0.11)           -#
                                     --------   --------   --------     --------     --------   --------     --------

NET ASSET VALUE, END OF PERIOD       $  12.08   $   9.43   $   7.11     $   9.29     $  12.02   $   9.39     $   7.10
                                     ========   ========   ========     ========     ========   ========     ========

       TOTAL RETURN                     29.42%     34.53%    (23.46%)     (25.30%)+B    29.23%     34.25%      (19.04%)+
Net assets end of period (000's)      $60,487    $34,440    $20,607      $18,260      $37,804    $20,494       $6,540
Ratio of expenses to average net
assets                                   1.15%      1.31%      1.28%        1.51%(A)     1.35%      1.51%        1.48%(A)
Ratio of expenses to average net
assets after expense reductions          1.15%      1.31%      1.28%        1.40%(A)     1.35%      1.51%        1.48%(A)
Ratio of net investment income
(loss) to average net assets             1.87%      1.64%      1.99%        1.07%(A)     1.68%      1.36%        1.83%(A)
Portfolio turnover rate++                 106%       131%        89%          81%         106%       131%          89%

                                          UTILITIES TRUST--
                                     ---------------------------
                                             SERIES III
                                     ---------------------------
                                         YEAR
                                        ENDED       09/05/2003*
                                     DECEMBER 31,        TO
                                         2004       12//31/2003
                                     ------------   ------------
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $   9.43       $   8.48
Net investment income (loss)               0.18           0.07
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                      2.53           0.88
                                       --------       --------
Total from investment operations           2.71           0.95
                                       --------       --------
Dividends from net investment
income                                    (0.11)             -
Distributions from capital gains              -              -
                                       --------       --------
Total distributions                       (0.11)             -
                                       --------       --------
NET ASSET VALUE, END OF PERIOD         $  12.03       $   9.43
                                       ========       ========
       TOTAL RETURN                       29.01%(B)      11.20%+(B)
Net assets end of period (000's)           $102              -##
Ratio of expenses to average net
assets                                     7.03%        347.24%(A)
Ratio of expenses to average net
assets after expense reductions            1.50%          1.66%(A)
Ratio of net investment income
(loss) to average net assets               1.70%          2.39%(A)
Portfolio turnover rate++                   106%           131%

--------------------------------------------------------------------------------

                                              REAL ESTATE SECURITIES TRUST--
                      ------------------------------------------------------------------------------
                                              SERIES I                                SERIES II
                      --------------------------------------------------------   -------------------
                                                                                     YEARS ENDED
                                      YEARS ENDED DECEMBER 31,                      DECEMBER 31,
                      --------------------------------------------------------   -------------------
                        2004       2003       2002       2001         2000         2004       2003
                      --------   --------   --------   --------   ------------   --------   --------
NET ASSET VALUE,
BEGINNING OF PERIOD   $  20.85   $  15.44   $  15.52   $  15.57     $  12.89     $  20.79   $  15.43
Net investment income
(loss)                    0.76       0.69       0.83       0.75         0.67         0.74       0.60
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions              5.74       5.20      (0.38)     (0.30)        2.53         5.69       5.25
                      --------   --------   --------   --------     --------     --------   --------

Total from investment
operations                6.50       5.89       0.45       0.45         3.20         6.43       5.85
                      --------   --------   --------   --------     --------     --------   --------

Dividends from net
investment income        (0.54)     (0.48)     (0.53)     (0.50)       (0.52)       (0.53)     (0.49)
Distributions from
capital gains                -          -          -          -            -            -          -
                      --------   --------   --------   --------     --------     --------   --------

Total distributions      (0.54)     (0.48)     (0.53)     (0.50)       (0.52)       (0.53)     (0.49)
                      --------   --------   --------   --------     --------     --------   --------

NET ASSET VALUE, END
OF PERIOD             $  26.81   $  20.85   $  15.44   $  15.52     $  15.57     $  26.69   $  20.79
                      ========   ========   ========   ========     ========     ========   ========

        TOTAL RETURN     32.04%     39.15%      2.58%      3.15%       25.71%       31.77%     38.93%
Net assets end of
period (000's)        $612,469   $447,860   $303,070   $220,919     $257,641     $373,878   $168,405
Ratio of expenses to
average net assets        0.80%      0.80%      0.84%      0.83%        0.76%        1.00%      1.00%
Ratio of expenses to
average net assets
after expense
reductions                0.80%      0.80%      0.84%      0.83%        0.76%        1.00%      1.00%
Ratio of net
investment income
(loss) to average net
assets                    3.38%      3.93%      5.28%      4.96%        4.89%        3.29%      3.33%
Portfolio turnover
rate++                      82%        30%        74%       116%         147%          82%        30%

                             REAL ESTATE SECURITIES TRUST--
                       ------------------------------------------
                        SERIES II             SERIES III
                       ------------   ---------------------------
                                          YEAR
                       01/28/2002*       ENDED       09/05/2003*
                            TO        DECEMBER 31,        TO
                        12/31/2002        2004        12/31/2003
                       ------------   ------------   ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  15.44       $  20.85       $  18.87
Net investment income
(loss)                       0.85           0.85           0.12
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                (0.33)          5.57           1.86
                         --------       --------       --------
Total from investment
operations                   0.52           6.42           1.98
                         --------       --------       --------
Dividends from net
investment income           (0.53)         (0.56)             -
Distributions from
capital gains                   -              -
                         --------       --------       --------
Total distributions         (0.53)         (0.56)             -
                         --------       --------       --------
NET ASSET VALUE, END
OF PERIOD                $  15.43       $  26.71       $  20.85
                         ========       ========       ========
        TOTAL RETURN         3.05%+        31.68%(B)      10.49%+B
Net assets end of
period (000's)            $48,749         $1,869            $21
Ratio of expenses to
average net assets           1.04%(A)       2.45%         11.07%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.04%(A)       1.15%          1.15%(A)
Ratio of net
investment income
(loss) to average net
assets                       6.03%(A)       3.64%          1.94%(A)
Portfolio turnover
rate++                         74%            82%            30%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
##   Amount is less than $1,000
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             SMALL CAP OPPORTUNITIES TRUST--
                                 ---------------------------------------------------------------------------------------
                                          SERIES I                      SERIES II                    SERIES III
                                 ---------------------------   ---------------------------   ---------------------------
                                     YEAR                          YEAR                          YEAR
                                    ENDED       05/05/2003*       ENDED       05/05/2003*       ENDED       09/05/2003*
                                 DECEMBER 31,        TO        DECEMBER 31,        TO        DECEMBER 31,        TO
                                     2004        12/31/2003        2004        12/31/2003        2004        12/31/2003
                                 ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $  17.50       $  12.50       $  17.48       $  12.50       $  17.50       $  14.85
Net investment income (loss)           0.16           0.10           0.15           0.02           0.23           0.08
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions          4.28           4.90           4.24           4.96           4.15           2.57
                                   --------       --------       --------       --------       --------       --------

Total from investment
operations                             4.44           5.00           4.39           4.98           4.38           2.65
                                   --------       --------       --------       --------       --------       --------

Dividends from net investment
income                                (0.02)             -          (0.02)             -          (0.03)             -
Distributions from capital
gains                                 (0.30)             -          (0.30)             -          (0.30)             -
                                   --------       --------       --------       --------       --------       --------

Total distributions                   (0.32)             -          (0.32)             -          (0.33)             -
                                   --------       --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD     $  21.62       $  17.50       $  21.55       $  17.48       $  21.55       $  17.50
                                   ========       ========       ========       ========       ========       ========

        TOTAL RETURN                  25.78%         40.00%+        25.48%         39.84%+        25.45%         17.85%+
Net assets end of period
(000's)                             $95,032        $35,587       $126,627        $33,352           $276             $1
Ratio of expenses to average
net assets                             1.13%          1.23%(A)       1.33%          1.43%(A)       1.48%          1.58%(A)
Ratio of expenses to average
net assets after expense
reductions                             1.13%          1.23%(A)       1.33%          1.43%(A)       1.48%          1.58%(A)
Ratio of net investment income
(loss) to average net assets           0.88%          0.33%(A)       0.81%          0.23%(A)       1.20%          1.49%(A)
Portfolio turnover rate++                40%%           17%            40%            17%            40%            17%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                  SMALL CAP VALUE FUND(H)
                                                              ----------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004            2003          2002(D)(G)   2001(C)      2000
                                                              --------        --------        ----------   --------   --------
NET ASSETS VALUE AT BEGINNING OF PERIOD                        $16.56          $12.55           $13.76      $11.70    $  10.13
Income from investment operations:
----------------------------------
       Net investment income                                     0.19            0.09             0.08        0.09        0.01
       Net realized and unrealized gain (loss) on
      investment(A)                                              3.99            4.66            (0.96)       2.14        3.37
                                                               ------          ------           ------      ------    --------

       Total from investment operations                          4.18            4.75            (0.88)       2.23        3.38
                                                               ------          ------           ------      ------    --------

Less distributions:
----------------------------------
       Distribution from net investment income                  (0.16)          (0.09)           (0.09)      (0.09)      (0.01)
       Distribution from net realized gains on investments      (1.16)          (0.65)           (0.11)      (0.08)      (1.80)
       Distributions from capital paid-in                                                        (0.13)
                                                               ------          ------           ------      ------    --------

       Total distributions                                      (1.32)          (0.74)           (0.33)      (0.17)      (1.81)
                                                               ------          ------           ------      ------    --------

NET ASSETS VALUE AT END OF PERIOD                              $19.42          $16.56           $12.55      $13.76    $  11.70
                                                               ======          ======           ======      ======    ========

       TOTAL INVESTMENT RETURN(B)                               25.45%          37.97%           (6.43%)     19.10%      34.19%
Ratios/supplemental data:
----------------------------------
       Ratio of operating expense to average net assets          1.05%(E)(F)     1.05%(E)(F)      1.04%(E)    1.05%(E)     1.05%(E)
       Ratio of net investment income to average net assets      1.11%           0.67%            0.62%       0.87%       0.13%
       Portfolio turnover rate                                  32.61%          29.95%           41.46%      60.36%     220.80%
NET ASSETS END OF PERIOD (000S OMITTED)                       $246,667        $189,773        $120,070     $103,224    $29,436

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.
(D) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.
(E) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.06%, 1.06%, 1.04%, 1.08%, and 1.29%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(F) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(G)  Certain amounts in 2002 have been reclassified to permit comparison.
(H) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Small Cap Value Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Small Cap Value Trust pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           SMALL COMPANY VALUE TRUST--
                       ----------------------------------------------------------------------------------------------------
                                                  SERIES I                                           SERIES II
                       ---------------------------------------------------------------   ----------------------------------
                                                                                             YEARS ENDED
                                          YEARS ENDED DECEMBER 31,                          DECEMBER 31,       01/28/2002*
                       ---------------------------------------------------------------   -------------------        TO
                         2004       2003       2002           2001            2000         2004       2003      12/31/2002
                       --------   --------   --------       --------      ------------   --------   --------   ------------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  17.14   $  12.90   $  13.80       $  12.98        $  12.27     $  17.10   $  12.89     $  13.83
Net investment income
(loss)                     0.09       0.04       0.08           0.09            0.04         0.06       0.01         0.13
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               4.20       4.28      (0.88)          0.76            0.69         4.18       4.29        (0.97)
                       --------   --------   --------       --------        --------     --------   --------     --------

Total from investment
operations                 4.29       4.32      (0.80)          0.85            0.73         4.24       4.30        (0.84)
                       --------   --------   --------       --------        --------     --------   --------     --------

Dividends from net
investment income         (0.03)     (0.06)     (0.04)         (0.03)          (0.02)       (0.02)     (0.07)       (0.04)
Distributions from
capital gains             (0.22)     (0.02)     (0.06)             -               -        (0.22)     (0.02)       (0.06)
                       --------   --------   --------       --------        --------     --------   --------     --------

Total distributions       (0.25)     (0.08)     (0.10)         (0.03)          (0.02)       (0.24)     (0.09)       (0.10)
                       --------   --------   --------       --------        --------     --------   --------     --------

NET ASSET VALUE, END
OF PERIOD              $  21.18   $  17.14   $  12.90       $  13.80        $  12.98     $  21.10   $  17.10     $  12.89
                       ========   ========   ========       ========        ========     ========   ========     ========

        TOTAL RETURN      25.31%     33.66%     (5.93%)(B)      6.54%(B)        5.93%       25.06%     33.56%       (6.20%)+(B)
Net assets end of
period (000's)         $521,475   $385,926   $305,338       $213,046        $115,982     $278,497   $147,770      $50,843
Ratio of expenses to
average net assets         1.10%      1.11%      1.12%          1.16%           1.24%        1.30%      1.31%        1.32%(A)
Ratio of expenses to
average net assets
after expense
reductions                 1.10%      1.11%      1.11%          1.15%           1.24%        1.30%      1.31%        1.31%(A)
Ratio of net
investment income
(loss) to average net
assets                     0.50%      0.26%      0.61%          0.72%           0.35%        0.32%      0.06%        1.12%(A)
Portfolio turnover
rate++                        9%        14%        19%           119%            178%           9%        14%          19%

                       SMALL COMPANY VALUE TRUST--
                       ---------------------------
                               SERIES III
                       ---------------------------
                           YEAR
                          ENDED       09/05/2003*
                       DECEMBER 31,        TO
                           2004        12/31/2003
                       ------------   ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  17.14       $  15.97
Net investment income
(loss)                       0.15           0.02
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                 4.08           1.15
                         --------       --------
Total from investment
operations                   4.23           1.17
                         --------       --------
Dividends from net
investment income           (0.05)             -
Distributions from
capital gains               (0.22)             -
                         --------       --------
Total distributions         (0.27)             -
                         --------       --------
NET ASSET VALUE, END
OF PERIOD                $  21.10       $  17.14
                         ========       ========
        TOTAL RETURN        24.99%          7.33%+
Net assets end of
period (000's)               $185              -##
Ratio of expenses to
average net assets           1.45%          1.46%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.45%          1.46%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.78%          0.39%(A)
Portfolio turnover
rate++                          9%            14%

--------------------------------------------------------------------------------

                                                                       SPECIAL VALUE TRUST--
                                  -----------------------------------------------------------------------------------------------
                                           SERIES I                        SERIES II                         SERIES III
                                  --------------------------       --------------------------       -----------------------------
                                      YEAR                             YEAR                             YEAR
                                     ENDED       05/05/2003*          ENDED       05/05/2003*          ENDED          09/05/2003*
                                  DECEMBER 31,       TO            DECEMBER 31,       TO            DECEMBER 31,          TO
                                      2004       12/31/2003            2004       12/31/2003            2004          12/31/2003
                                  ------------   -----------       ------------   -----------       ------------      -----------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $  15.82      $  12.50           $  15.80       $ 12.50           $  15.82         $  14.65
Net investment income (loss)            0.04         (0.04)              0.02         (0.06)              0.05             0.01
Net realized and unrealized gain
(loss) on investments and
foreign currency transactions           3.11          3.36               3.09          3.36               3.10             1.16
                                    --------      --------           --------       -------           --------         --------

Total from investment operations        3.15          3.32               3.11          3.30               3.15             1.17
                                    --------      --------           --------       -------           --------         --------

Dividends from net investment
income                                     -             -                  -             -                  -                -
Distributions from capital gains       (0.29)            -              (0.29)            -              (0.29)               -
                                    --------      --------           --------       -------           --------         --------

Total distributions                    (0.29)            -              (0.29)            -              (0.29)               -
                                    --------      --------           --------       -------           --------         --------

NET ASSET VALUE, END OF PERIOD      $  18.68      $  15.82           $  18.62       $ 15.80           $  18.68         $  15.82
                                    ========      ========           ========       =======           ========         ========

       TOTAL RETURN                    20.18%        26.56%+(B)         19.95%        26.40%+(B)         20.18%(B)         7.99%+(B)
Net assets, end of period
 (000's)                            $ 17,157      $ 10,896           $ 16,704       $ 6,749           $    398                -##
Ratio of expenses to average net
assets                                  1.33%         1.64%(A)           1.53%         1.84%(A)           3.39%          208.58%(A)
Ratio of expenses to average net
assets after expense reductions         1.33%         1.55%(A)           1.53%         1.75%(A)           1.68%            1.90%(A)
Ratio of net investment income
(loss) to average net assets            0.23%        (0.44%)(A)          0.09%        (0.68%)(A)          0.28%            0.27%(A)
Portfolio turnover rate++                 16%           26%                16%           26%                16%              26%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

##   Amount is less than $1,000

(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  MID CAP VALUE B FUND(J)
                            -------------------------------------------------------------------
                                                 YEARS ENDED DECEMBER 31,
                            -------------------------------------------------------------------
                            2004(E)          2003(I)       2002(I)         2001          2000
                            --------         --------      --------      --------      --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $  10.98         $   8.28      $   9.82      $   9.82      $   9.82
Income from investment
operations:
----------------------
       Net investment
      income                    0.06             0.04          0.04          0.05          0.05
       Net realized and
      unrealized gain
      (loss) on
      investment(A)             1.97             3.69         (1.54)                       0.39
                            --------         --------      --------      --------      --------
       Total from
      investment
      operations                2.03             3.73         (1.50)         0.05          0.44
                            --------         --------      --------      --------      --------
Less distributions:
-------------------
       Distribution from
      net investment
      income                   (0.04)           (0.37)        (0.04)        (0.05)        (0.05)
       Distribution from
      net realized gains
      on investments           (1.30)           (0.50)                                    (0.32)
       Distribution from
      excess of net
      investment
      income/gains                                                                        (0.05)
       Distribution from
      capital paid-in                           (0.16)             (H)                    (0.02)
                            --------         --------      --------      --------      --------
       Total distributions     (1.34)           (1.03)        (0.04)        (0.05)        (0.44)
                            --------         --------      --------      --------      --------
NET ASSETS VALUE AT END OF
PERIOD                      $  11.67         $  10.98      $   8.28      $   9.82      $   9.82
                            ========         ========      ========      ========      ========
       TOTAL INVESTMENT
      RETURN(B)                18.74%           45.15%       (15.19%)        0.53%         4.63%
Ratios/supplemental data:
-------------------
       Ratio of operating
      expense to average
      net assets                1.15%(C)(D)      1.15%(C)      0.96%(C)      0.90%(C)      0.90%(C)
       Ratio of net
      investment income to
      average net assets        0.50%            0.45%         0.50%         0.52%         0.56%
       Portfolio turnover
      rate                    196.48%(F)       125.00%       125.11%        96.88%        94.78%
Net assets, end of period
(000s omitted)              $178,895          $93,902       $48,143       $46,446       $21,636

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.22%, 1.19%, 1.12%, 1.15%, and 1.23%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(D) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(E) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc., during the period shown.
(F)  Excludes merger activity.
(H)  Less than $0.01.
(I) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.
(J) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Mid Cap Value B Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Mid Value Trust pursuant to an agreement and plan of reorganization

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                     MID CAP VALUE TRUST--
                                        --------------------------------------------------------------------------------
                                                          SERIES I                                 SERIES II
                                        --------------------------------------------   ---------------------------------
                                                                                           YEARS ENDED
                                           YEARS ENDED DECEMBER 31,      04/30/2001*      DECEMBER 31,       01/28/2002*
                                        ------------------------------       TO        -------------------       TO
                                          2004       2003       2002     12/31/2001      2004       2003     12/31/2002
                                        --------   --------   --------   -----------   --------   --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD    $  14.65   $  11.74   $  13.06    $  12.50     $  14.62   $  11.74    $  12.63
Net investment income (loss)                0.10       0.09       0.11        0.06         0.07       0.07        0.09
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                       3.47       2.87      (1.43)       0.53         3.46       2.86       (0.98)
                                        --------   --------   --------    --------     --------   --------    --------
Total from investment operations            3.57       2.96      (1.32)       0.59         3.53       2.93       (0.89)
                                        --------   --------   --------    --------     --------   --------    --------
Dividends from net investment income       (0.08)     (0.05)         -       (0.03)       (0.07)     (0.05)          -
Distributions from capital gains               -          -          -           -            -          -           -
                                        --------   --------   --------    --------     --------   --------    --------
Total distributions                        (0.08)     (0.05)         -       (0.03)       (0.07)     (0.05)          -
                                        --------   --------   --------    --------     --------   --------    --------
NET ASSET VALUE, END OF PERIOD          $  18.14   $  14.65   $  11.74    $  13.06     $  18.08   $  14.62    $  11.74
                                        ========   ========   ========    ========     ========   ========    ========
       TOTAL RETURN                        24.46%     25.36%    (10.11%)      4.72%+      24.22%     25.14%      (7.05%)+
Net assets, end of period (000's)       $398,736   $283,432   $269,345     $80,737     $295,799   $171,216     $71,096
Ratio of expenses to average net
assets                                      0.97%      0.99%      1.02%       1.15%(A)     1.17%      1.19%       1.22%(A)
Ratio of expenses to average net
assets after expense reductions             0.97%      0.99%      1.02%       1.15%(A)     1.17%      1.19%       1.22%(A)
Ratio of net investment income (loss)
to average net assets                       0.61%      0.76%      0.92%       0.75%(A)     0.42%      0.54%       0.83%(A)
Portfolio turnover rate++                     19%        34%        24%         23%          19%        34%         24%

                                          MID CAP VALUE TRUST--
                                        --------------------------
                                                SERIES III
                                        --------------------------
                                            YEAR
                                           ENDED       09/05/2003*
                                        DECEMBER 31,       TO
                                            2004       12/31/2003
                                        ------------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $  14.65      $  13.38
Net investment income (loss)                  0.03          0.01
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                         3.50          1.26
                                          --------      --------
Total from investment operations              3.53          1.27
                                          --------      --------
Dividends from net investment income         (0.10)            -
Distributions from capital gains                 -             -
                                          --------      --------
Total distributions                          (0.10)            -
                                          --------      --------
NET ASSET VALUE, END OF PERIOD            $  18.08      $  14.65
                                          ========      ========
       TOTAL RETURN                          24.19%(B)      9.49%+(B)
Net assets, end of period (000's)           $1,385            $2
Ratio of expenses to average net
assets                                        2.15%        42.62%(A)
Ratio of expenses to average net
assets after expense reductions               1.32%         1.34%(A)
Ratio of net investment income (loss)
to average net assets                         0.21%         0.14%(A)
Portfolio turnover rate++                       19%           34%

--------------------------------------------------------------------------------

                                                                  VALUE TRUST--
                         ------------------------------------------------------------------------------------------------
                                              SERIES I                                         SERIES II
                         ---------------------------------------------------   ------------------------------------------
                                      YEARS ENDED DECEMBER 31,                  YEARS ENDED DECEMBER 31,     01/28/2002*
                         ---------------------------------------------------   ---------------------------        TO
                           2004       2003       2002       2001      2000         2004           2003        12/31/2002
                         --------   --------   --------   --------   -------   ------------   ------------   ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  17.09   $  12.49   $  16.47   $  16.48   $ 13.23     $ 17.04         $12.48         $16.26
Net investment income
(loss)                       0.10       0.10       0.14       0.15      0.14        0.07           0.06           0.12
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 2.48       4.67      (3.82)      0.40      3.11        2.48           4.68          (3.60)
                         --------   --------   --------   --------   -------     -------         ------         ------
Total from investment
operations                   2.58       4.77      (3.68)      0.55      3.25        2.55           4.74          (3.48)
                         --------   --------   --------   --------   -------     -------         ------         ------
Dividends from net
investment income           (0.10)     (0.17)     (0.12)     (0.11)        -       (0.09)         (0.18)         (0.12)
Distributions from
capital gains                   -          -      (0.18)     (0.45)        -           -              -          (0.18)
                         --------   --------   --------   --------   -------     -------         ------         ------
Total distributions         (0.10)     (0.17)     (0.30)     (0.56)        -       (0.09)         (0.18)         (0.30)
                         --------   --------   --------   --------   -------     -------         ------         ------
NET ASSET VALUE, END
OF PERIOD                $  19.57   $  17.09   $  12.49   $  16.47   $ 16.48     $ 19.50         $17.04         $12.48
                         ========   ========   ========   ========   =======     =======         ======         ======
        TOTAL RETURN        15.18%     38.76%    (22.80%)     3.42%    24.57%      15.04%         38.60%        (21.87%)+
Net assets, end of
  period (000's)         $306,569   $272,292   $238,370   $360,027   $189,245    $48,622        $28,744        $11,473
Ratio of expenses to
average net assets           0.85%      0.87%      0.86%      0.86%     0.86%       1.05%          1.07%          1.06%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.85%      0.87%      0.86%      0.86%     0.86%       1.05%          1.07%          1.06%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.58%      0.71%      0.94%      0.92%     1.05%       0.40%          0.44%          1.02%(A)
Portfolio turnover
rate++                         80%       186%        52%        27%       65%         80%           186%            52%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                      ALL CAP VALUE TRUST--
                         -------------------------------------------------------------------------------
                                           SERIES I                                SERIES II
                         --------------------------------------------   --------------------------------
                                                                           YEARS ENDED
                            YEARS ENDED DECEMBER 31,      04/30/2001*      DECEMBER 31,      01/28/2002*
                         ------------------------------       TO        ------------------       TO
                           2004       2003       2002     12/31/2001      2004      2003     12/31/2002
                         --------   --------   --------   -----------   --------   -------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  12.58   $   9.10   $  12.61    $  12.50     $  12.54   $  9.09     $ 12.56
Net investment income
(loss)                       0.12       0.07       0.02           -#        0.11      0.05           -#
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 1.88       3.42      (3.53)       0.11         1.87      3.41       (3.47)
                         --------   --------   --------    --------     --------   -------     -------
Total from investment
operations                   2.00       3.49      (3.51)       0.11         1.98      3.46       (3.47)
                         --------   --------   --------    --------     --------   -------     -------
Dividends from net
investment income           (0.04)     (0.01)         -#          -#       (0.04)    (0.01)          -#
Distributions from
capital gains                   -          -          -           -            -         -           -
                         --------   --------   --------    --------     --------   -------     -------
Total distributions         (0.04)     (0.01)         -#          -#       (0.04)    (0.01)          -#
                         --------   --------   --------    --------     --------   -------     -------
NET ASSET VALUE, END
OF PERIOD                $  14.54   $  12.58   $   9.10    $  12.61     $  14.48   $ 12.54     $  9.09
                         ========   ========   ========    ========     ========   =======     =======
        TOTAL RETURN        15.96%     38.36%    (27.83%)      0.90%+      15.79%    38.16%     (27.63%)+
Net assets, end of
  period (000's)         $203,782   $183,743    $32,237     $20,877     $192,214   $101,429     $7,204
Ratio of expenses to
average net assets           0.95%      0.98%      1.15%       1.42%(A)     1.15%     1.18%       1.35%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.95%      0.98%      1.15%       1.42%(A)     1.15%     1.18%       1.34%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.94%      0.64%      0.15%       0.05%(A)     0.81%     0.44%       0.04%(A)
Portfolio turnover
rate++                         43%        52%        31%        194%          43%       52%         31%

                          ALL CAP VALUE TRUST--
                        --------------------------
                                SERIES III
                        --------------------------

                         YEAR ENDED    09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD        $12.58        $11.33
Net investment income
(loss)                       0.14          0.01
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 1.83          1.24
                           ------        ------
Total from investment
operations                   1.97          1.25
                           ------        ------
Dividends from net
investment income           (0.05)            -
Distributions from
capital gains                   -             -
                           ------        ------
Total distributions         (0.05)            -
                           ------        ------
NET ASSET VALUE, END
OF PERIOD                  $14.50        $12.58
                           ======        ======
        TOTAL RETURN        15.73%(B)     11.03%+(B)
Net assets, end of
  period (000's)             $509            $4
Ratio of expenses to
average net assets           2.86%        20.92%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.30%         1.33%(A)
Ratio of net
investment income
(loss) to average net
assets                       1.04%         0.32%(A)
Portfolio turnover
rate++                         43%           52%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                 GROWTH & INCOME FUND(H)
                                                         ------------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                             2004        2003(F)(G)        2002           2001         2000(C)
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSETS VALUE AT BEGINNING OF PERIOD                     $11.29        $   9.22       $  11.93        $14.18        $  20.01
Income from investment operations:
----------------------------------
       Net investment income                                  0.13            0.10           0.08          0.06            0.17
       Net realized and unrealized gain (loss) on
       investment(A)                                          1.10            2.12          (2.71)        (2.25)          (2.77)
                                                            ------        --------       --------        ------        --------
       Total from investment operations                       1.23            2.22          (2.63)        (2.19)          (2.60)
                                                            ------        --------       --------        ------        --------
Less distributions:
----------------------------------
       Distribution from net investment income               (0.13)          (0.09)         (0.08)        (0.06)          (0.17)
       Distribution from net realized gains on
       investments                                                                                                        (2.69)
       Distribution from excess of net investment
       income/gains                                                                                                       (0.14)
       Distribution from capital paid-in                                     (0.06)                                       (0.23)
                                                            ------        --------       --------        ------        --------
       Total distributions                                   (0.13)          (0.15)         (0.08)        (0.06)          (3.23)
                                                            ------        --------       --------        ------        --------
NET ASSETS VALUE AT END OF PERIOD                           $12.39        $  11.29       $   9.22        $11.93        $  14.18
                                                            ======        ========       ========        ======        ========
       TOTAL INVESTMENT RETURN(B)                            10.96%          24.35%        (22.18%)      (15.44%)        (13.10%)
Ratios/supplemental data:
----------------------------------
       Ratio of operating expense to average net assets       0.76%(E)        0.73%(E)       0.75%         0.72%           0.40%
       Ratio of net investment income to average net
       assets                                                 1.10%           1.00%          0.73%         0.49%           0.84%
       Portfolio turnover rate                               71.15%          91.53%(D)      73.60%       104.47%(D)      112.94%
NET ASSETS END OF PERIOD (000S OMITTED)                  $2,195,786     $2,128,021     $1,762,203     $2,476,319     $3,324,988

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) The fund entered into a new sub-advisory agreement with Putnam Investment Management, Inc. during the period shown.
(D)  Excludes merger activity.
(E) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(F) The Fund entered into a new Sub-Advisory Agreement with T. Rowe Price Associates, Inc., during the period shown.
(G)  Certain amounts in 2003 have been reclassified to permit comparison.
(H) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Growth & Income Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Growth & Income Trust II pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                 FUNDAMENTAL VALUE TRUST--
                                      --------------------------------------------------------------------------------
                                                        SERIES I                                 SERIES II
                                      --------------------------------------------   ---------------------------------
                                                                                         YEARS ENDED
                                         YEARS ENDED DECEMBER 31,      04/30/2001*      DECEMBER 31,       01/28/2002*
                                      ------------------------------       TO        -------------------       TO
                                        2004       2003       2002     12/31/2001      2004       2003     12/31/2002
                                      --------   --------   --------   -----------   --------   --------   -----------
NET ASSET VALUE, BEGINNING OF
PERIOD                                $  12.71   $   9.82   $  11.73    $  12.50     $  12.68   $   9.82    $  11.48
Net investment income (loss)              0.10       0.08       0.07        0.03         0.07       0.06        0.07
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                     1.39       2.84      (1.97)      (0.80)        1.38       2.83       (1.72)
                                      --------   --------   --------    --------     --------   --------    --------
Total from investment operations          1.49       2.92      (1.90)      (0.77)        1.45       2.89       (1.65)
                                      --------   --------   --------    --------     --------   --------    --------
Dividends from net investment
income                                   (0.06)     (0.03)     (0.01)          -        (0.06)     (0.03)      (0.01)
Distributions from capital gains             -          -          -           -            -          -           -
                                      --------   --------   --------    --------     --------   --------    --------
Total distributions                      (0.06)     (0.03)     (0.01)          -        (0.06)     (0.03)      (0.01)
                                      --------   --------   --------    --------     --------   --------    --------
NET ASSET VALUE, END OF PERIOD        $  14.14   $  12.71   $   9.82    $  11.73     $  14.07   $  12.68    $   9.82
                                      ========   ========   ========    ========     ========   ========    ========
       TOTAL RETURN                      11.80%     29.83%    (16.20%)     (6.16%)+     11.44%     29.57%     (14.46%)+
Net assets, end of period (000's)     $429,328   $355,263   $269,250    $111,590     $386,106   $203,168     $65,174
Ratio of expenses to average net
assets                                    0.94%      0.97%      0.98%       1.07%(A)     1.14%      1.17%       1.18%(A)
Ratio of expenses to average net
assets after expense reductions           0.94%      0.97%      0.98%       1.07%(A)     1.14%      1.17%       1.18%(A)
Ratio of net investment income
(loss) to average net assets              0.74%      0.78%      0.71%       0.45%(A)     0.56%      0.59%       0.75%(A)
Portfolio turnover rate++                    6%        12%        19%         16%           6%        12%         19%

                                     FUNDAMENTAL VALUE TRUST--
                                     --------------------------
                                             SERIES III
                                     --------------------------
                                         YEAR
                                        ENDED       09/05/2003*
                                     DECEMBER 31,       TO
                                         2004       12/31/2003
                                     ------------   -----------
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $  12.71      $  11.28
Net investment income (loss)               0.08          0.02
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                      1.38          1.41
                                       --------      --------
Total from investment operations           1.46          1.43
                                       --------      --------
Dividends from net investment
income                                    (0.08)            -
Distributions from capital gains              -             -
                                       --------      --------
Total distributions                       (0.08)            -
                                       --------      --------
NET ASSET VALUE, END OF PERIOD         $  14.09      $  12.71
                                       ========      ========
       TOTAL RETURN                       11.52%(B)     12.68%+(B)
Net assets, end of period (000's)          $794            $9
Ratio of expenses to average net
assets                                     2.81%        15.43%(A)
Ratio of expenses to average net
assets after expense reductions            1.29%         1.32%(A)
Ratio of net investment income
(loss) to average net assets               0.59%         0.55%(A)
Portfolio turnover rate++                     6%           12%

--------------------------------------------------------------------------------

                                                           GROWTH & INCOME TRUST--
                           ----------------------------------------------------------------------------------------
                                                 SERIES I                                     SERIES II
                           ----------------------------------------------------   ---------------------------------
                                                                                      YEARS ENDED
                                         YEARS ENDED DECEMBER 31,                    DECEMBER 31,       01/28/2002*
                           ----------------------------------------------------   -------------------       TO
                             2004       2003       2002       2001       2000       2004       2003     12/31/2002
                           --------   --------   --------   --------   --------   --------   --------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD        $  21.79   $  17.40   $  23.91   $  28.54   $  32.67   $  21.72   $  17.39    $  23.43
Net investment income
(loss)                         0.27       0.17       0.16       0.12       0.10       0.23       0.13        0.12
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                   1.19       4.41      (5.80)     (3.32)     (2.21)      1.18       4.41       (5.29)
                           --------   --------   --------   --------   --------   --------   --------    --------
Total from investment
operations                     1.46       4.58      (5.64)     (3.20)     (2.11)      1.41       4.54       (5.17)
                           --------   --------   --------   --------   --------   --------   --------    --------
Dividends from net
investment income             (0.18)     (0.19)     (0.12)     (0.11)     (0.18)     (0.17)     (0.21)      (0.12)
Distributions from
capital gains                     -          -      (0.75)     (1.32)     (1.84)         -          -       (0.75)
                           --------   --------   --------   --------   --------   --------   --------    --------
Total distributions           (0.18)     (0.19)     (0.87)     (1.43)     (2.02)     (0.17)     (0.21)      (0.87)
                           --------   --------   --------   --------   --------   --------   --------    --------
NET ASSET VALUE, END OF
PERIOD                     $  23.07   $  21.79   $  17.40   $  23.91   $  28.54   $  22.96   $  21.72    $  17.39
                           ========   ========   ========   ========   ========   ========   ========    ========
       TOTAL RETURN            6.77%     26.45%    (24.33%)   (11.28%)    (7.12%)     6.55%     26.41%     (22.83%)+
Net assets, end of
 period (000's)            $1,358,941 $1,553,119 $1,436,309 $2,387,718 $2,914,338 $120,162   $114,785     $39,491
Ratio of expenses to
average net assets             0.74%      0.75%      0.75%      0.80%      0.79%      0.94%      0.95%       0.95%(A)
Ratio of expenses to
average net assets after
expense reductions             0.74%      0.75%      0.75%      0.80%      0.79%      0.94%      0.95%       0.95%(A)
Ratio of net investment
income (loss) to average
net assets                     1.22%      0.92%      0.79%      0.48%      0.33%      1.04%      0.69%       0.77%(A)
Portfolio turnover
rate++                           43%        39%        40%        24%        32%        43%        39%         40%

                           GROWTH & INCOME TRUST--
                          --------------------------
                                  SERIES III
                          --------------------------

                           YEAR ENDED    09/05/2003*
                          DECEMBER 31,       TO
                              2004       12/31/2003
                          ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD         $  21.79      $  20.21
Net investment income
(loss)                          0.45          0.04
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                    0.95          1.54
                            --------      --------
Total from investment
operations                      1.40          1.58
                            --------      --------
Dividends from net
investment income              (0.21)            -
Distributions from
capital gains                      -             -
                            --------      --------
Total distributions            (0.21)            -
                            --------      --------
NET ASSET VALUE, END OF
PERIOD                      $  22.98      $  21.79
                            ========      ========
       TOTAL RETURN             6.50%(B)      7.82%+(B)
Net assets, end of
 period (000's)                 $592            $1
Ratio of expenses to
average net assets              2.26%        57.22%(A)
Ratio of expenses to
average net assets after
expense reductions              1.09%         1.10%(A)
Ratio of net investment
income (loss) to average
net assets                      2.08%         0.67%(A)
Portfolio turnover
rate++                            43%           39%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                           QUANTITATIVE VALUE TRUST--
                                                                  ---------------------------------------------
                                                                   SERIES I         SERIES II       SERIES III
                                                                  -----------      -----------      -----------
                                                                  05/03/2004*      05/03/2004*      05/03/2004*
                                                                      TO               TO               TO
                                                                  12/31/2004       12/31/2004       12/31/2004
                                                                  -----------      -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  12.50          $  12.50        $  12.50
Net investment income (loss)                                           0.10              0.08            0.08
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                          2.07              2.08            2.06
                                                                   --------          --------        --------
Total from investment operations                                       2.17              2.16            2.14
                                                                   --------          --------        --------
Dividends from net investment income                                      -                 -               -
Distributions from capital gains                                          -                 -               -
                                                                   --------          --------        --------
Total distributions                                                       -                 -               -
                                                                   --------          --------        --------
NET ASSET VALUE, END OF PERIOD                                     $  14.67          $  14.66        $  14.64
                                                                   ========          ========        ========
       TOTAL RETURN                                                   17.36%+           17.28%+         17.12%+
Net assets, end of period (000's)                                  $182,723           $42,904             $98
Ratio of expenses to average net assets                                0.83%(A)          1.03%(A)        1.18%(A)
Ratio of expenses to average net assets after expense
reductions                                                             0.83%(A)          1.03%(A)        1.18%(A)
Ratio of net investment income (loss) to average net assets            1.13%(A)          0.96%(A)        0.94%(A)
Portfolio turnover rate++                                               108%+             108%+           108%+

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                        EQUITY-INCOME TRUST--
                        ------------------------------------------------------------
                                                  SERIES I
                        ------------------------------------------------------------

                                          YEARS ENDED DECEMBER 31,
                        ------------------------------------------------------------

                        2004           2003         2002         2001         2000
                        --------     --------     --------     --------     --------
NET ASSET VALUE,
BEGINNING OF PERIOD     $  15.22     $  12.62     $  15.13     $  16.83     $  17.05
Net investment income
(loss)                      0.24         0.23         0.22         0.22         0.30
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                1.96         2.85        (2.13)       (0.06)        1.63
                        --------     --------     --------     --------     --------
Total from investment
operations                  2.20         3.08        (1.91)        0.16         1.93
                        --------     --------     --------     --------     --------
Dividends from net
investment income          (0.20)       (0.22)       (0.19)       (0.29)       (0.34)
Distributions from
capital gains              (0.18)       (0.26)       (0.41)       (1.57)       (1.81)
                        --------     --------     --------     --------     --------
Total distributions        (0.38)       (0.48)       (0.60)       (1.86)       (2.15)
                        --------     --------     --------     --------     --------
NET ASSET VALUE, END
OF PERIOD               $  17.04     $  15.22     $  12.62     $  15.13     $  16.83
                        ========     ========     ========     ========     ========
       TOTAL RETURN        14.81%(B)    25.57%(B)   (13.28%)(B)     1.29%(B)    12.99%(B)
Net assets, end of
 period (000's)         $1,363,884   $1,277,187   $1,015,246   $1,147,075   $965,675
Ratio of expenses to
average net assets          0.91%        0.92%        0.93%        0.93%        0.92%
Ratio of expenses to
average net assets
after expense
reductions                  0.88%        0.89%        0.91%        0.91%        0.91%
Ratio of net
investment income
(loss) to average net
assets                      1.53%        1.73%        1.58%        1.45%        1.94%
Portfolio turnover
rate++                        21%          15%          18%          19%          34%

                       EQUITY-INCOME TRUST--
                       ----------------------------------------------------------------------
                                     SERIES II                            SERIES III
                       -------------------------------------     ----------------------------
                            YEARS ENDED
                           DECEMBER 31,
                       ---------------------                         YEAR
                                                 01/28/2002*        ENDED         09/05/2003*
                                                     TO          DECEMBER 31,         TO
                         2004         2003       12/31/2002          2004         12/31/2003
                       --------     --------     -----------     ------------     -----------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  15.17     $  12.61      $  15.05         $  15.22        $  13.86
Net investment income
(loss)                     0.21         0.21          0.21             0.23            0.07
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.95         2.84         (2.05)            1.94            1.29
                       --------     --------      --------         --------        --------
Total from investment
operations                 2.16         3.05         (1.84)            2.17            1.36
                       --------     --------      --------         --------        --------
Dividends from net
investment income         (0.19)       (0.23)        (0.19)           (0.22)              -
Distributions from
capital gains             (0.18)       (0.26)        (0.41)           (0.18)              -
                       --------     --------      --------         --------        --------
Total distributions       (0.37)       (0.49)        (0.60)           (0.40)              -
                       --------     --------      --------         --------        --------
NET ASSET VALUE, END
OF PERIOD              $  16.96     $  15.17      $  12.61         $  16.99        $  15.22
                       ========     ========      ========         ========        ========
       TOTAL RETURN       14.61%(B)    25.40%(B)    (12.89%)+(B)      14.61%(B)        9.81%+(B)
Net assets, end of
 period (000's)        $572,923     $314,184       $87,245           $1,269              $8
Ratio of expenses to
average net assets         1.11%        1.12%         1.13%(A)         2.82%          14.85%(A)
Ratio of expenses to
average net assets
after expense
reductions                 1.08%        1.09%         1.11%(A)         1.23%           1.24%(A)
Ratio of net
investment income
(loss) to average net
assets                     1.38%        1.55%         1.83%(A)         1.45%           1.57%(A)
Portfolio turnover
rate++                       21%          15%           18%              21%             15%

                                                                INCOME & VALUE TRUST--
                        ------------------------------------------------------------------------------------------------------
                        SERIES I                                                                       SERIES II
                        ------------------------------------------------------------     -------------------------------------
                                                                                              YEARS ENDED
                                          YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                        ------------------------------------------------------------     ---------------------     01/28/2002*
                                                                                                                       TO
                        2004           2003         2002         2001         2000         2004         2003       12/31/2002
                        --------     --------     --------     --------     --------     --------     --------     -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $  10.35     $   8.36     $  10.13     $  10.56     $  12.91     $  10.31     $   8.35     $     10.01
Net investment income
(loss)                      0.16         0.13         0.17         0.19         0.27         0.14         0.11            0.12
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions       0.62         2.04        (1.76)       (0.11)        0.33         0.62         2.04           (1.60)
                        --------     --------     --------     --------     --------     --------     --------     -----------
Total from investment
operations                  0.78         2.17        (1.59)        0.08         0.60         0.76         2.15           (1.48)
                        --------     --------     --------     --------     --------     --------     --------     -----------
Dividends from net
investment income          (0.14)       (0.18)       (0.18)       (0.28)       (0.33)       (0.14)       (0.19)          (0.18)
Distributions from
capital gains                  -            -            -        (0.23)       (2.62)           -            -               -
                        --------     --------     --------     --------     --------     --------     --------     -----------
Total distributions        (0.14)       (0.18)       (0.18)       (0.51)       (2.95)       (0.14)       (0.19)          (0.18)
                        --------     --------     --------     --------     --------     --------     --------     -----------
NET ASSET VALUE, END
OF PERIOD               $  10.99     $  10.35     $   8.36     $  10.13     $  10.56     $  10.93     $  10.31     $      8.35
                        ========     ========     ========     ========     ========     ========     ========     ===========
       TOTAL RETURN         7.64%       26.48%      (15.93%)       0.98%        4.94%        7.42%       26.29%         (15.02%)+
Net assets, end of
period (000's)          $628,544     $521,949     $448,524     $561,623     $546,311     $126,287      $80,776         $22,839
Ratio of expenses to
average net assets          0.88%(C)     0.87%        0.88%        0.87%        0.86%        1.08%(C)     1.07%           1.08%(A)
Ratio of expenses to
average net assets
after expense
reductions                  0.88%(C)     0.87%        0.88%        0.87%        0.86%        1.08%(C)     1.07%           1.08%(A)
Ratio of net
investment income
(loss) to average net
assets                      1.53%        1.45%        1.90%        1.90%        2.46%        1.32%        1.19%           1.55%(A)
Portfolio turnover
rate++                        83%(D)       91%          61%          70%          51%          83%(D)       91%             61%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.
(C) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.87% and 1.07% for Series I and Series II, respectively.
(D) The portfolio turnover rate does not include the assets acquired in the merger.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  MANAGED FUND(H)
                            ------------------------------------------------------------
                                              YEARS ENDED DECEMBER 31,
                            ------------------------------------------------------------
                              2004       2003(G)        2002         2001       2000(C)
                            --------     --------     --------     --------     --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $  12.80     $  11.15     $  13.08     $  13.82     $  15.45
Income from investment
operations:
----------------------
       Net investment
       income                   0.23         0.21         0.21         0.28         0.44
       Net realized and
       unrealized gain
       (loss) on
       investment(A)            0.80         1.89        (1.93)       (0.67)       (0.45)
                            --------     --------     --------     --------     --------
       Total from
       investment
       operations               1.03         2.10        (1.72)       (0.39)       (0.01)
                            --------     --------     --------     --------     --------
Less distributions:
-------------------
       Distribution from
       net investment
       income                  (0.25)       (0.39)       (0.21)       (0.28)       (0.44)
       Distribution from
       net realized gains
       on investments                                                 (0.07)       (1.18)
       Distribution from
       capital paid-in                      (0.06)
                            --------     --------     --------     --------     --------
       Total distributions     (0.25)       (0.45)       (0.21)       (0.35)       (1.62)
                            --------     --------     --------     --------     --------
NET ASSETS VALUE AT END OF
PERIOD                      $  13.58     $  12.80     $  11.15     $  13.08     $  13.82
                            ========     ========     ========     ========     ========
       TOTAL INVESTMENT
       RETURN(B)                8.18%       19.00%      (13.23%)      (2.84%)       0.03%
Ratios/supplemental data:
-------------------
       Ratio of operating
       expense to average
       net assets               0.77%(F)     0.74%(F)     0.76%        0.73%        0.46%
       Ratio of net
       investment income
       to average net
       assets                   1.87%        1.75%        1.77%        2.10%(D)     2.86%
       Portfolio turnover
       rate                   234.27%      216.32%      234.62%      190.73%(E)   210.35%
Net assets, end of period
(000s omitted)              $2,079,228   $2,070,745   $1,936,864   $2,526,703   $2,995,794

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.
(D) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 2.29% for the years ended December 31, 2001.
(E)  Excludes merger activity.
(F) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(G)  Certain amounts in 2003 have been reclassified to permit comparison.
(H) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Managed Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Managed Trust pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                GLOBAL ALLOCATION TRUST--
                        -----------------------------------------
                                        SERIES I
                        -----------------------------------------

                                YEARS ENDED DECEMBER 31,
                        -----------------------------------------
                          2004       2003       2002       2001
                        --------   --------   --------   --------
NET ASSET VALUE,
BEGINNING OF PERIOD     $   9.70   $   7.71   $  10.04   $  11.67
Net investment income
(loss)                      0.14       0.06       0.04       0.01
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                1.08       1.97      (2.37)     (1.57)
                        --------   --------   --------   --------
Total from investment
operations                  1.22       2.03      (2.33)     (1.56)
                        --------   --------   --------   --------
Dividends from net
investment income          (0.10)     (0.04)         -#     (0.01)
Distributions from
capital gains                  -          -          -      (0.06)
                        --------   --------   --------   --------
Total distributions        (0.10)     (0.04)         -#     (0.07)
                        --------   --------   --------   --------
NET ASSET VALUE, END
OF PERIOD               $  10.82   $   9.70   $   7.71   $  10.04
                        ========   ========   ========   ========
       TOTAL RETURN        12.73%     26.43%    (23.21%)   (13.38%)
Net assets, end of
period (000's)          $109,732    $64,143    $57,408    $73,714
Ratio of expenses to
average net assets          1.10%      1.22%      1.18%      1.30%
Ratio of expenses to
average net assets
after expense
reductions                  1.10%      1.22%      1.18%      1.30%
Ratio of net
investment income
(loss) to average net
assets                      1.38%      0.74%      0.44%      0.11%
Portfolio turnover
rate++                        76%       147%        18%        25%

                                          GLOBAL ALLOCATION TRUST--
                        -------------------------------------------------------------
                         SERIES I                 SERIES II               SERIES III
                        -----------   ---------------------------------   -----------
                                          YEARS ENDED
                        05/01/2000*      DECEMBER 31,       01/28/2002*   05/03/2004*
                            TO        -------------------       TO            TO
                        12/31/2000      2004       2003     12/31/2002    12/31/2004
                        -----------   --------   --------   -----------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD     $     12.50   $   9.68   $   7.70   $      9.91   $      9.59
Net investment income
(loss)                         0.15       0.11       0.04          0.04          0.04
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                  (0.55)      1.09       1.99         (2.25)         1.17
                        -----------   --------   --------   -----------   -----------
Total from investment
operations                    (0.40)      1.20       2.03         (2.21)         1.21
                        -----------   --------   --------   -----------   -----------
Dividends from net
investment income             (0.15)     (0.10)     (0.05)            -#            -
Distributions from
capital gains                 (0.28)         -          -             -             -
                        -----------   --------   --------   -----------   -----------
Total distributions           (0.43)     (0.10)     (0.05)            -#            -
                        -----------   --------   --------   -----------   -----------
NET ASSET VALUE, END
OF PERIOD               $     11.67   $  10.78   $   9.68   $      7.70   $     10.80
                        ===========   ========   ========   ===========   ===========
       TOTAL RETURN           (3.20%)+    12.52%    26.47%       (22.30%)+       12.62%+
Net assets, end of
period (000's)              $43,263    $92,999    $18,820        $5,364          $121
Ratio of expenses to
average net assets             1.33%(A)     1.30%     1.42%        1.38%(A)        1.45%(A)
Ratio of expenses to
average net assets
after expense
reductions                     1.33%(A)     1.30%     1.42%        1.38%(A)        1.45%(A)
Ratio of net
investment income
(loss) to average net
assets                         1.74%(A)     1.12%     0.49%        0.51%(A)        0.59%(A)
Portfolio turnover
rate++                          133%        76%       147%           18%           76%+

--------------------------------------------------------------------------------

                                                           HIGH YIELD TRUST--
                        ----------------------------------------------------------------------------------------
                                              SERIES I                                     SERIES II
                        ----------------------------------------------------   ---------------------------------
                                                                                   YEARS ENDED
                                      YEARS ENDED DECEMBER 31,                    DECEMBER 31,       01/28/2002*
                        ----------------------------------------------------   -------------------       TO
                          2004       2003       2002       2001       2000       2004       2003     12/31/2002
                        --------   --------   --------   --------   --------   --------   --------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $   9.95   $   8.50   $   9.88   $  11.65   $  12.83   $   9.91   $   8.49   $      9.95
Net investment income
(loss)                      0.72       0.69       0.75       1.06       1.26       0.69       0.68          0.47
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions       0.33       1.28      (1.37)     (1.64)     (2.40)      0.34       1.27         (1.17)
                        --------   --------   --------   --------   --------   --------   --------   -----------
Total from investment
operations                  1.05       1.97      (0.62)     (0.58)     (1.14)      1.03       1.95         (0.70)
                        --------   --------   --------   --------   --------   --------   --------   -----------
Dividends from net
investment income          (0.49)     (0.52)     (0.76)     (1.19)     (0.04)     (0.49)     (0.53)        (0.76)
Distributions from
capital gains                  -          -          -          -          -          -          -             -
                        --------   --------   --------   --------   --------   --------   --------   -----------
Total distributions        (0.49)     (0.52)     (0.76)     (1.19)     (0.04)     (0.49)     (0.53)        (0.76)
                        --------   --------   --------   --------   --------   --------   --------   -----------
NET ASSET VALUE, END
OF PERIOD               $  10.51   $   9.95   $   8.50   $   9.88   $  11.65   $  10.45   $   9.91   $      8.49
                        ========   ========   ========   ========   ========   ========   ========   ===========
       TOTAL RETURN        11.06%     24.15%     (6.65%)    (5.48%)    (8.97%)    10.85%     23.91%        (7.42%)+
Net assets, end of
period (000's)          $754,812   $621,277   $336,640   $323,309   $238,207   $690,724   $295,865       $50,127
Ratio of expenses to
average net assets          0.80%      0.82%      0.84%      0.84%      0.84%      1.00%      1.02%         1.04%(A)
Ratio of expenses to
average net assets
after expense
reductions                  0.80%      0.82%      0.84%      0.84%      0.84%      1.00%      1.02%         1.04%(A)
Ratio of net
investment income
(loss) to average net
assets                      7.28%      7.56%      8.55%     10.10%     10.15%      6.99%      7.38%         6.18%(A)
Portfolio turnover
rate++                        69%        75%        53%        64%        57%        69%        75%           53%

                            HIGH YIELD TRUST--
                        --------------------------
                                SERIES III
                        --------------------------
                            YEAR
                           ENDED       09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $   9.95     $      9.21
Net investment income
(loss)                        0.62            0.22
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions         0.41            0.52
                          --------     -----------
Total from investment
operations                    1.03            0.74
                          --------     -----------
Dividends from net
investment income            (0.50)              -
Distributions from
capital gains                    -               -
                          --------     -----------
Total distributions          (0.50)              -
                          --------     -----------
NET ASSET VALUE, END
OF PERIOD                 $  10.48     $      9.95
                          ========     ===========
       TOTAL RETURN          10.84%(B)        8.03%+(B)
Net assets, end of
period (000's)              $1,879             $16
Ratio of expenses to
average net assets            2.36%          11.65%(A)
Ratio of expenses to
average net assets
after expense
reductions                    1.15%           1.17%(A)
Ratio of net
investment income
(loss) to average net
assets                        6.30%           7.15%(A)
Portfolio turnover
rate++                          69%             75%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         STRATEGIC BOND TRUST@
                        ----------------------------------------------------------------------------------------
                                              SERIES I                                     SERIES II
                        ----------------------------------------------------   ---------------------------------
                                                                                   YEARS ENDED
                                      YEARS ENDED DECEMBER 31,                    DECEMBER 31,       01/28/2002*
                        ----------------------------------------------------   -------------------       TO
                          2004       2003       2002       2001       2000       2004       2003     12/31/2002
                        --------   --------   --------   --------   --------   --------   --------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $  11.73   $  10.89   $  10.74   $  10.92   $  11.14   $  11.69   $  10.88   $     10.88
Net investment income
(loss)                      0.45       0.56       0.71       0.73       0.87       0.42       0.51          0.60
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions       0.31       0.82       0.21      (0.07)     (0.11)      0.30       0.85          0.17
                        --------   --------   --------   --------   --------   --------   --------   -----------
Total from investment
operations                  0.76       1.38       0.92       0.66       0.76       0.72       1.36          0.77
                        --------   --------   --------   --------   --------   --------   --------   -----------
Dividends from net
investment income          (0.44)     (0.54)     (0.77)     (0.84)     (0.98)     (0.43)     (0.55)        (0.77)
Distributions from
capital gains                  -          -          -          -          -          -          -             -
                        --------   --------   --------   --------   --------   --------   --------   -----------
Total distributions        (0.44)     (0.54)     (0.77)     (0.84)     (0.98)     (0.43)     (0.55)        (0.77)
                        --------   --------   --------   --------   --------   --------   --------   -----------
NET ASSET VALUE, END
OF PERIOD               $  12.05   $  11.73   $  10.89   $  10.74   $  10.92   $  11.98   $  11.69   $     10.88
                        ========   ========   ========   ========   ========   ========   ========   ===========
       TOTAL RETURN         6.66%     13.11%      8.96%      6.24%      7.28%      6.39%     12.93%         7.46%+
Net assets, end of
period (000's)          $538,505   $456,192   $406,972   $302,499   $333,293   $406,765   $151,218       $42,538
Ratio of expenses to
average net assets          0.83%      0.86%      0.86%      0.86%      0.87%      1.03%      1.06%         1.06%(A)
Ratio of expenses to
average net assets
after expense
reductions                  0.83%      0.86%      0.86%      0.86%      0.87%      1.03%      1.06%         1.06%(A)
Ratio of net
investment income
(loss) to average net
assets                      3.88%      4.96%      6.78%      6.85%      8.15%      3.63%      4.56%         6.18%(A)
Portfolio turnover
rate++                        52%        80%        86%        85%       175%        52%        80%           86%

                          STRATEGIC BOND TRUST@
                        --------------------------
                                SERIES III
                        --------------------------
                            YEAR
                           ENDED       09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  11.73     $     11.17
Net investment income
(loss)                        0.38            0.15
Net realized and
unrealized gain
(loss) on investments
and foreign
currency transactions         0.34            0.41
                          --------     -----------
Total from investment
operations                    0.72            0.56
                          --------     -----------
Dividends from net
investment income            (0.45)              -
Distributions from
capital gains                    -               -
                          --------     -----------
Total distributions          (0.45)              -
                          --------     -----------
NET ASSET VALUE, END
OF PERIOD                 $  12.00     $     11.73
                          ========     ===========
       TOTAL RETURN           6.35%(B)        5.01%+(B)
Net assets, end of
period (000's)              $1,269             $13
Ratio of expenses to
average net assets            2.64%          12.56%(A)
Ratio of expenses to
average net assets
after expense
reductions                    1.18%           1.21%(A)
Ratio of net
investment income
(loss) to average net
assets                        3.34%           4.11%(A)
Portfolio turnover
rate++                          52%             80%

@    Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                 STRATEGIC INCOME TRUST--
                                               ----------------------------
                                                 SERIES I       SERIES II
                                               ------------    ------------
                                               05/03/2004*     05/03/2004*
                                                    TO              TO
                                                12/31/2004      12/31/2004
                                               ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $12.50         $ 12.50
Net investment income (loss)                        0.25            0.23
Net realized and unrealized gain (loss) on
investments and foreign currency transactions       0.87            0.88
                                                  ------         -------

Total from investment operations                    1.12            1.11
                                                  ------         -------

Dividends from net investment income               (0.21)          (0.20)
Distributions from capital gains                       -               -
                                                  ------         -------

Total distributions                                (0.21)          (0.20)
                                                  ------         -------

NET ASSET VALUE, END OF PERIOD                    $13.41         $ 13.41
                                                  ======         =======

       TOTAL RETURN                                 8.93%+          8.87%+
Net assets, end of period (000's)                 $5,986         $13,119
Ratio of expenses to average net assets             1.24%(A)        1.44%(A)
Ratio of expenses to average net assets after
expense reductions                                  1.24%(A)        1.44%(A)
Ratio of net investment income (loss) to
average net assets                                  2.95%(A)        2.67%(A)
Portfolio turnover rate++                             24%+            24%+

--------------------------------------------------------------------------------

                                                          GLOBAL BOND TRUST--(C)
                       ---------------------------------------------------------------------------------------------
                                               SERIES I                                       SERIES II
                       --------------------------------------------------------   ----------------------------------
                                                                                      YEARS ENDED
                                       YEARS ENDED DECEMBER 31,                      DECEMBER 31,       01/28/2002*
                       --------------------------------------------------------   -------------------        TO
                         2004       2003       2002       2001         2000         2004       2003      12/31/2002
                       --------   --------   --------   --------   ------------   --------   --------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD   $  15.34   $  13.79   $  11.48   $  11.42     $  11.60     $  15.29   $  13.77     $  11.36
Net investment income
(loss)                     0.32       0.44       0.40       0.41         0.51         0.29       0.39         0.40
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.21       1.62       1.91      (0.35)       (0.33)        1.21       1.64         2.01
                       --------   --------   --------   --------     --------     --------   --------     --------

Total from investment
operations                 1.53       2.06       2.31       0.06         0.18         1.50       2.03         2.41
                       --------   --------   --------   --------     --------     --------   --------     --------

Dividends from net
investment income         (0.59)     (0.51)         -          -        (0.36)       (0.59)     (0.51)           -
Distributions from
capital gains                 -          -          -          -            -            -          -            -
                       --------   --------   --------   --------     --------     --------   --------     --------

Total distributions       (0.59)     (0.51)         -          -        (0.36)       (0.59)     (0.51)           -
                       --------   --------   --------   --------     --------     --------   --------     --------

NET ASSET VALUE, END
OF PERIOD              $  16.28   $  15.34   $  13.79   $  11.48     $  11.42     $  16.20   $  15.29     $  13.77
                       ========   ========   ========   ========     ========     ========   ========     ========

       TOTAL RETURN       10.38%     15.40%     20.12%      0.53%        1.68%       10.21%     15.25%       21.21%+
Net assets, end of
period (000's)         $437,623   $195,165   $181,728    $96,534     $116,370     $368,405    $64,400      $21,820
Ratio of expenses to
average net assets         0.85%      0.91%      0.92%      1.02%        1.00%        1.05%      1.11%        1.12%(A)
Ratio of expenses to
average net assets
after expense
reductions                 0.85%      0.91%      0.92%      1.02%        1.00%        1.05%      1.11%        1.12%(A)
Ratio of net
investment income
(loss) to average net
assets                     2.13%      3.10%      3.23%      3.56%        4.65%        1.93%      2.74%        3.30%(A)
Portfolio turnover
rate++                      174%       338%       439%       527%         644%         174%       338%         439%

                         GLOBAL BOND TRUST--(C)
                       ---------------------------
                               SERIES III
                       ---------------------------
                           YEAR
                          ENDED       09/05/2003*
                       DECEMBER 31,        TO
                           2004        12/31/2003
                       ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $  15.34       $  13.72
Net investment income
(loss)                       0.23           0.05
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                 1.25           1.57
                         --------       --------
Total from investment
operations                   1.48           1.62
                         --------       --------
Dividends from net
investment income           (0.60)             -
Distributions from
capital gains                   -              -
                         --------       --------
Total distributions         (0.60)             -
                         --------       --------
NET ASSET VALUE, END
OF PERIOD                $  16.22       $  15.34
                         ========       ========
       TOTAL RETURN         10.05%(B)      11.81%+(B)
Net assets, end of
period (000's)             $1,307             $5
Ratio of expenses to
average net assets           2.56%         18.10%(A)
Ratio of expenses to
average net assets
after expense
reductions                   1.20%          1.26%(A)
Ratio of net
investment income
(loss) to average net
assets                       1.54%          1.28%(A)
Portfolio turnover
rate++                        174%           338%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.
(C) As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I, $0.05 for Series II, and $0.14 for Series III, and the net investment income ratio by 0.51% for Series I, 0.68% for Series II, and 1.89% for Series III, for the year ended December 31, 2004. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of $0.05 for Series I, $0.06 for Series II, and $0.03 for Series III, and to the net investment income ratio of 0.35% for Series I, 0.41% for Series II, and 0.75% for Series III for the year/period ended December 31, 2003; increases to the net investment income per share of less than $0.01 for Series I and $0.03 for Series II, and to the net investment income ratio of 0.03% for Series I and 0.23% for Series II for the year/period ended December 31, 2002; increases to the net investment income per share of $0.03 for Series I, and to the net investment income ratio of 0.27% for Series I for the year ended December 31, 2001; and increases to the net investment income per share of less than $0.01 for Series I, and to the net investment income ratio of 0.04% for Series I for the year ended December 31, 2000.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                         INVESTMENT QUALITY BOND TRUST--
                       -------------------------------------------------------------------
                                               SERIES I                           SERIES II
                       --------------------------------------------------------   --------
                                                                                  YEARS ENDED
                                       YEARS ENDED DECEMBER 31,                   DECEMBER 31,
                       --------------------------------------------------------   --------
                         2004       2003       2002       2001         2000         2004
                       --------   --------   --------   --------   ------------   --------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  12.58   $  12.33   $  11.85   $  11.74     $  11.60     $  12.55
Net investment income
(loss)                     0.61       0.61       0.67       0.74         0.79         0.57
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions              (0.03)      0.26       0.45       0.09         0.24        (0.01)
                       --------   --------   --------   --------     --------     --------
Total from investment
operations                 0.58       0.87       1.12       0.83         1.03         0.56
                       --------   --------   --------   --------     --------     --------
Dividends from net
investment income         (0.75)     (0.62)     (0.64)     (0.72)       (0.89)       (0.74)
Distributions from
capital gains                 -          -          -          -            -            -
                       --------   --------   --------   --------     --------     --------
Total distributions       (0.75)     (0.62)     (0.64)     (0.72)       (0.89)       (0.74)
                       --------   --------   --------   --------     --------     --------
NET ASSET VALUE, END
OF PERIOD              $  12.41   $  12.58   $  12.33   $  11.85     $  11.74     $  12.37
                       ========   ========   ========   ========     ========     ========
       TOTAL RETURN        4.81%      7.32%      9.94%      7.33%        9.40%        4.65%
Net assets, end of
period (000's)         $362,171   $399,189   $469,334   $407,652     $282,725     $109,742
Ratio of expenses to
average net assets         0.74%      0.75%      0.74%      0.74%        0.73%        0.94%
Ratio of expenses to
average net assets
after expense
reductions                 0.74%      0.75%      0.74%      0.74%        0.73%        0.94%
Ratio of net
investment income
(loss) to average net
assets                     4.94%      4.93%      5.71%      6.28%        6.95%        4.67%
Portfolio turnover
rate++                       23%        59%        46%        50%          35%          23%

                                  INVESTMENT QUALITY BOND TRUST--
                       -----------------------------------------------------
                            SERIES II
                       -----------------------   ---------------------------
                     YEARS ENDED
                     DECEMBER 31,
                       --------        TO        DECEMBER 31,        TO
                         2003      12/31/2002        2004        12/31/2003
                       --------   ------------   ------------   ------------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  12.32     $  11.94       $  12.58       $  12.08
Net investment income
(loss)                     0.57         0.56           0.40           0.17
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               0.29         0.46           0.15           0.33
                       --------     --------       --------       --------
Total from investment
operations                 0.86         1.02           0.55           0.50
                       --------     --------       --------       --------
Dividends from net
investment income         (0.63)       (0.64)         (0.76)             -
Distributions from
capital gains                 -            -              -              -
                       --------     --------       --------       --------
Total distributions       (0.63)       (0.64)         (0.76)             -
                       --------     --------       --------       --------
NET ASSET VALUE, END
OF PERIOD              $  12.55     $  12.32       $  12.37       $  12.58
                       ========     ========       ========       ========
       TOTAL RETURN        7.24%        9.02%+         4.60%(B)       4.14%+(B)
Net assets, end of
period (000's)          $84,928      $38,021           $331            $22
Ratio of expenses to
average net assets         0.95%        0.94%(A)       4.34%         11.06%(A)
Ratio of expenses to
average net assets
after expense
reductions                 0.95%        0.94%(A)       1.09%          1.10%(A)
Ratio of net
investment income
(loss) to average net
assets                     4.64%        5.07%(A)       3.38%          4.31%(A)
Portfolio turnover
rate++                       59%          46%            23%            59%

--  Net investment income has been calculated using the average shares method.
*   Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+   Not Annualized

(A) Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  TOTAL RETURN TRUST--(C)
                                 -----------------------------------------------------------------------------------------
                                                       SERIES I                                     SERIES II
                                 ----------------------------------------------------   ----------------------------------
                                                                                            YEARS ENDED
                                               YEARS ENDED DECEMBER 31,                    DECEMBER 31,       01/28/2002*
                                 ----------------------------------------------------   -------------------        TO
                                   2004       2003       2002       2001       2000       2004       2003      12/31/2002
                                 --------   --------   --------   --------   --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $  14.21   $  14.43   $  13.88   $  13.33   $  12.37   $  14.17   $  14.42     $  14.00
Net investment income (loss)         0.27       0.35       0.49       0.61       0.76       0.23       0.31         0.36
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions        0.40       0.35       0.78       0.51       0.51       0.41       0.37         0.78
                                 --------   --------   --------   --------   --------   --------   --------     --------

Total from investment
operations                           0.67       0.70       1.27       1.12       1.27       0.64       0.68         1.14
                                 --------   --------   --------   --------   --------   --------   --------     --------

Dividends from net investment
income                              (0.54)     (0.77)     (0.42)     (0.57)     (0.31)     (0.53)     (0.78)       (0.42)
Distributions from capital
gains                               (0.17)     (0.15)     (0.30)         -          -      (0.17)     (0.15)       (0.30)
                                 --------   --------   --------   --------   --------   --------   --------     --------

Total distributions                 (0.71)     (0.92)     (0.72)     (0.57)     (0.31)     (0.70)     (0.93)       (0.72)
                                 --------   --------   --------   --------   --------   --------   --------     --------

NET ASSET VALUE, END OF PERIOD   $  14.17   $  14.21   $  14.43   $  13.88   $  13.33   $  14.11   $  14.17     $  14.42
                                 ========   ========   ========   ========   ========   ========   ========     ========

       TOTAL RETURN                  4.96%      5.02%      9.52%      8.28%     10.49%      4.71%      4.87%        8.51%+
Net assets, end of period
(000's)                          $902,641   $1,036,128 $1,072,629 $736,472   $387,647   $619,823   $491,176     $218,354
Ratio of expenses to average
net assets                           0.80%      0.82%      0.81%      0.83%      0.84%      1.00%      1.02%        1.01%(A)
Ratio of expenses to average
net assets after expense
reductions                           0.80%      0.82%      0.81%      0.83%      0.84%      1.00%      1.02%        1.01%(A)
Ratio of net investment income
(loss) to average net assets         1.93%      2.48%      3.53%      4.50%      6.02%      1.69%      2.15%        2.79%(A)
Portfolio turnover rate++             251%       285%       381%       439%       551%       251%       285%         381%

                                  TOTAL RETURN TRUST--(C)
                                ----------------------------
                                         SERIES III
                                ----------------------------

                                 YEAR ENDED     09/05/2003*
                                DECEMBER 31,        TO
                                    2004        12/31/2003
                                ------------   -------------
NET ASSET VALUE, BEGINNING OF
PERIOD                            $  14.21       $  13.75
Net investment income (loss)          0.19           0.08
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions         0.43           0.38
                                  --------       --------
Total from investment
operations                            0.62           0.46
                                  --------       --------
Dividends from net investment
income                               (0.56)             -
Distributions from capital
gains                                (0.17)             -
                                  --------       --------
Total distributions                  (0.73)             -
                                  --------       --------
NET ASSET VALUE, END OF PERIOD    $  14.10       $  14.21
                                  ========       ========
       TOTAL RETURN                   4.57%(B)       3.35%+(B)
Net assets, end of period
(000's)                             $2,886           $337
Ratio of expenses to average
net assets                            2.90%          7.92%(A)
Ratio of expenses to average
net assets after expense
reductions                            1.15%          1.17%(A)
Ratio of net investment income
(loss) to average net assets          1.38%          1.74%(A)
Portfolio turnover rate++              251%           285%

--------------------------------------------------------------------------------

                                                                           REAL RETURN BOND TRUST--
                                             ------------------------------------------------------------------------------------
                                                      SERIES I                    SERIES II                    SERIES III
                                             --------------------------   --------------------------   --------------------------
                                              YEAR ENDED    05/05/2003*    YEAR ENDED    05/05/2003*    YEAR ENDED    09/05/2003*
                                             DECEMBER 31,       TO        DECEMBER 31,       TO        DECEMBER 31,       TO
                                                 2004       12/31/2003        2004       12/31/2003        2004       12/31/2003
                                             ------------   -----------   ------------   -----------   ------------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $  13.11       $ 12.50       $  13.10       $ 12.50       $  13.11       $ 12.41
Net investment income (loss)                       0.09          0.08           0.06          0.06           0.06          0.01
Net realized and unrealized gain (loss) on
investments and foreign currency
transactions                                       1.08          0.53           1.07          0.54           1.07          0.69
                                               --------       -------       --------       -------       --------       -------
Total from investment operations                   1.17          0.61           1.13          0.60           1.13          0.70
                                               --------       -------       --------       -------       --------       -------
Dividends from net investment income              (0.06)            -          (0.06)            -          (0.07)            -
Distributions from capital gains                  (0.22)            -          (0.22)            -          (0.22)            -
                                               --------       -------       --------       -------       --------       -------
Total distributions                               (0.28)            -          (0.28)            -          (0.29)            -
                                               --------       -------       --------       -------       --------       -------
NET ASSET VALUE, END OF PERIOD                 $  14.00       $ 13.11       $  13.95       $ 13.10       $  13.95       $ 13.11
                                               ========       =======       ========       =======       ========       =======
       TOTAL RETURN                                9.06%         4.88%+         8.73%         4.80%+         8.75%(B)      5.64%+(B)
Net assets, end of period (000's)              $196,293      $137,432       $343,306      $142,254           $699            $8
Ratio of expenses to average net assets            0.82%         0.83%(A)       1.02%         1.03%(A)       2.99%        14.88%(A)
Ratio of expenses to average net assets
after expense reductions                           0.82%         0.83%(A)       1.02%         1.03%(A)       1.17%         1.18%(A)
Ratio of net investment income (loss) to
average net assets                                 0.68%         1.00%(A)       0.50%         0.67%(A)       0.43%         0.20%(A)
Portfolio turnover rate++                         1,151%(D)       574%         1,151%(D)       574%         1,151%(D)       574%

--  Net investment income has been calculated using the average shares method.
*   Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+   Not Annualized

(A) Annualized

(B) The total return would have been lower, had operating expenses not been reduced.
(C) As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than $(0.01) for Series I, Series II and Series III, and the net investment income ratio by less than (0.01%) for Series 1, Series II and Series III for the year ended December 31, 2004. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of less than $0.01 for Series I, Series II and Series III, and the net investment income ratio of less than 0.01% for Series I, Series II and Series III for the year ended December 31, 2003; increases (decreases) to the net investment income per share of less than $(0.01) for Series I and less than $0.01 for Series II, and the net investment income ratio by less than (0.01%) for Series I, and 0.01% for Series II for the year/period ended December 31, 2002; decreases to the net investment income per share of less than $(0.01) for Series I, and to the net investment income ratio of (0.02%) for Series I for the year ended December 31, 2001; and decreases to the net investment income per share of $(0.03) for Series I and to the net investment income ratio of (0.21%) for Series I for the year ended December 31, 2000.
(D) Includes the effect of dollar roll transactions, if any.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                 ACTIVE BOND FUND(G)
                            -------------------------------------------------------------
                                              YEARS ENDED DECEMBER 31,
                            -------------------------------------------------------------
                               2004       2003(F)         2002        2001         2000
                            ----------   ----------     --------    --------     --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $     9.64   $     9.70     $   9.55    $   9.44     $   9.12
Income from investment
operations:
----------------------
       Net investment
       income                     0.34         0.43         0.50        0.58         0.64
       Net realized and
       unrealized gain
       (loss) on
       investment(A)              0.11         0.18         0.18        0.11         0.28
                            ----------   ----------     --------    --------     --------
       Total from
       investment
       operations                 0.45         0.61         0.68        0.69         0.92
                            ----------   ----------     --------    --------     --------
Less distributions:
-------------------
       Distribution from
       net investment
       income                    (0.34)       (0.43)       (0.53)      (0.58)       (0.60)
       Distribution from
       net realized gains
       on investments            (0.12)       (0.24)
                            ----------   ----------     --------    --------     --------
       Total distributions       (0.46)       (0.67)       (0.53)      (0.58)       (0.60)
       Capital
       contributions
                            ----------   ----------     --------    --------     --------
NET ASSETS VALUE AT END OF
PERIOD                      $     9.63   $     9.64     $   9.70    $   9.55     $   9.44
                            ==========   ==========     ========    ========     ========
       TOTAL INVESTMENT
       RETURN(B)                  4.75%        6.48%        7.25%       7.48%       10.45%
Ratios/supplemental data:
-------------------
       Ratio of operating
       expense to average
       net assets                 0.70%        0.70%        0.69%       0.67%        0.41%(D)
       Ratio of net
       investment income
       to average net
       assets                     3.56%        4.42%        5.24%       5.97%(E)     6.98%
       Portfolio turnover
       rate                     444.29%      465.90%(C)   290.73%     206.80%(C)   224.24%
Net assets, end of period
(000s omitted)              $1,002,384   $1,055,609     $987,454    $947,514     $842,299

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C)  Excludes merger activity.
(D) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been .44% for the year ended December 31, 2000.
(E) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.28% for the years ended December 31, 2001.
(F) The Fund entered into a new sub-advisory agreements with PIMCO and Declaration Management & Research, LLC during the period shown.
(G) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Active Bond Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Active Bond Trust pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                             U.S. GOVERNMENT SECURITIES TRUST--
                         --------------------------------------------------------------------------
                                               SERIES I                              SERIES II
                         ----------------------------------------------------   -------------------
                                                                                    YEARS ENDED
                                       YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                         ----------------------------------------------------   -------------------
                           2004       2003       2002       2001       2000       2004       2003
                         --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  14.01   $  14.22   $  13.72   $  13.57   $  13.24   $  13.97   $  14.21
Net investment income
 (loss)                      0.24       0.21       0.54       0.69       0.85       0.21       0.18
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 0.15       0.03       0.52       0.23       0.50       0.15       0.04
                         --------   --------   --------   --------   --------   --------   --------
Total from investment
operations                   0.39       0.24       1.06       0.92       1.35       0.36       0.22
                         --------   --------   --------   --------   --------   --------   --------
Dividends from net
investment income           (0.28)     (0.45)     (0.56)     (0.77)     (1.02)     (0.26)     (0.46)
Distributions from
capital gains               (0.19)         -          -          -                 (0.19)         -
                         --------   --------   --------   --------   --------   --------   --------
Total distributions         (0.47)     (0.45)     (0.56)     (0.77)     (1.02)     (0.45)     (0.46)
                         --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END
OF PERIOD                $  13.93   $  14.01   $  14.22   $  13.72   $  13.57   $  13.88   $  13.97
                         ========   ========   ========   ========   ========   ========   ========
       TOTAL RETURN          2.89%      1.73%      7.99%      7.03%     10.87%      2.70%      1.59%
Net assets, end of
period (000's)           $470,799   $524,845   $707,709   $558,392   $333,163   $264,471   $207,778
Ratio of expenses to
average net assets           0.74%      0.73%      0.74%      0.71%      0.72%      0.94%      0.93%
Ratio of expenses to
average net assets
after expense
reductions                   0.74%      0.73%      0.74%      0.71%      0.72%      0.94%      0.93%
Ratio of net
investment income
(loss) to average net
assets                       1.76%      1.52%      3.88%      5.10%      6.56%      1.56%      1.28%
Portfolio turnover
rate++                         77%        97%        19%        41%        58%        77%        97%

                            U.S. GOVERNMENT SECURITIES TRUST--
                        -------------------------------------------
                         SERIES II              SERIES III
                        ------------   ----------------------------

                        01/28/2002*     YEAR ENDED     09/05/2003*
                             TO        DECEMBER 31,        TO
                         12/31/2002        2004        12/31/2003
                        ------------   ------------   -------------
NET ASSET VALUE,
BEGINNING OF PERIOD       $  13.77       $  14.01       $  13.70
Net investment income
 (loss)                       0.39           0.19           0.03
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                  0.61           0.16           0.28
                          --------       --------       --------
Total from investment
operations                    1.00           0.35           0.31
                          --------       --------       --------
Dividends from net
investment income            (0.56)         (0.29)             -
Distributions from
capital gains                    -          (0.19)             -
                          --------       --------       --------
Total distributions          (0.56)         (0.48)             -
                          --------       --------       --------
NET ASSET VALUE, END
OF PERIOD                 $  14.21       $  13.88       $  14.01
                          ========       ========       ========
       TOTAL RETURN           7.53%+         2.64%(B)       2.26%+(B)
Net assets, end of
period (000's)            $128,200           $792           $106
Ratio of expenses to
average net assets            0.94%(A)       3.69%          8.13%(A)
Ratio of expenses to
average net assets
after expense
reductions                    0.94%(A)       1.09%          1.08%(A)
Ratio of net
investment income
(loss) to average net
assets                        3.04%(A)       1.43%          0.82%(A)
Portfolio turnover
rate++                          19%            77%            97%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized


(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                        SHORT-TERM BOND FUND(F)
                                                                          ---------------------------------------------------
                                                                                       YEARS ENDED DECEMBER 31,
                                                                          ---------------------------------------------------
                                                                            2004     2003(E)    2002(E)      2001      2000
                                                                          --------   --------   --------   --------   -------
NET ASSETS VALUE AT BEGINNING OF PERIOD                                   $  10.13   $  10.23   $  10.11   $   9.86   $  9.72
Income from investment operations:
----------------------
       Net investment income                                                  0.30       0.37       0.44       0.52      0.61
       Net realized and unrealized gain (loss) on investment(A)              (0.15)     (0.10)      0.12       0.26      0.14
                                                                          --------   --------   --------   --------   -------
       Total from investment operations                                       0.15       0.27       0.56       0.78      0.75
                                                                          --------   --------   --------   --------   -------
Less distributions:
----------------------
       Distribution from net investment income                               (0.30)     (0.35)     (0.41)     (0.53)    (0.61)
       Distribution from net realized gains on investments                                   (D)
       Capital paid-in                                                       (0.05)     (0.02)     (0.03)
                                                                          --------   --------   --------   --------   -------
       Total distributions                                                   (0.35)     (0.37)     (0.44)     (0.53)    (0.61)
                                                                          --------   --------   --------   --------   -------
       NET ASSETS VALUE AT END OF PERIOD                                  $   9.93   $  10.13   $  10.23   $  10.11   $  9.86
                                                                          ========   ========   ========   ========   =======
       TOTAL INVESTMENT RETURN(B)                                             1.42%      2.76%      5.67%      8.09%     7.98%
Ratios/supplemental data:
----------------------
       Ratio of operating expense to average net assets                       0.69%      0.67%      0.68%      0.48%     0.36%
       Ratio of net investment income to average net assets                   2.96%      3.68%      4.29%      5.20%(C)    6.27%
       Portfolio turnover rate                                               38.61%     58.94%     97.00%     86.39%    52.68%
Net assets, end of period (000s omitted)                                  $253,253   $260,017   $241,117   $149,450   $80,109

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 5.32% for the years ended December 31, 2001.
(D)  Amount is less than $0.01.
(E) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.
(F) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of Short-Term Bond Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Short-Term Bond Trust pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           MONEY MARKET TRUST--
                         -----------------------------------------------------------------------------------------
                                               SERIES I                                     SERIES II
                         ----------------------------------------------------   ----------------------------------
                                                                                    YEARS ENDED
                                       YEARS ENDED DECEMBER 31,                    DECEMBER 31,       01/28/2002*
                         ----------------------------------------------------   -------------------        TO
                           2004       2003       2002       2001       2000       2004       2003      12/31/2002
                         --------   --------   --------   --------   --------   --------   --------   ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00     $  10.00
Net investment income
 (loss)                      0.09       0.06       0.12       0.34       0.57       0.06       0.04         0.08
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                    -          -          -          -          -          -          -            -
                         --------   --------   --------   --------   --------   --------   --------     --------
Total from investment
operations                   0.09       0.06       0.12       0.34       0.57       0.06       0.04         0.08
                         --------   --------   --------   --------   --------   --------   --------     --------
Dividends from net
investment income           (0.09)     (0.06)     (0.12)     (0.34)     (0.57)     (0.06)     (0.04)       (0.08)
Distributions from
capital gains                   -          -          -          -          -          -          -            -
                         --------   --------   --------   --------   --------   --------   --------     --------
Total distributions         (0.09)     (0.06)     (0.12)     (0.34)     (0.57)     (0.06)     (0.04)       (0.08)
                         --------   --------   --------   --------   --------   --------   --------     --------
NET ASSET VALUE, END
OF PERIOD                $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00     $  10.00
                         ========   ========   ========   ========   ========   ========   ========     ========
       TOTAL RETURN          0.90%      0.58%      1.18%      3.59%      5.88%      0.60%      0.38%        0.89%+
Net assets, end of
period (000's)           $2,186,137 $1,037,112 $1,415,874 $1,484,694 $950,155   $186,304   $183,428     $201,613
Ratio of expenses to
average net assets           0.53%      0.55%      0.55%      0.55%      0.54%      0.73%      0.75%        0.75%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.53%      0.55%      0.55%      0.55%      0.54%      0.73%      0.75%        0.75%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.89%      0.59%      1.17%      3.38%      5.71%      0.62%      0.38%        0.91%(A)

                            MONEY MARKET TRUST--
                        ----------------------------
                                 SERIES III
                        ----------------------------

                         YEAR ENDED     09/05/2003*
                        DECEMBER 31,        TO
                            2004        12/31/2003
                        ------------   -------------
NET ASSET VALUE,
BEGINNING OF PERIOD       $  10.00       $  10.00
Net investment income
 (loss)                       0.05            - #
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                     -              -
                          --------       --------
Total from investment
operations                    0.05            - #
                          --------       --------
Dividends from net
investment income            (0.05)           - #
Distributions from
capital gains                    -              -
                          --------       --------
Total distributions          (0.05)           - #
                          --------       --------
NET ASSET VALUE, END
OF PERIOD                 $  10.00       $  10.00
                          ========       ========
       TOTAL RETURN           0.46%(B)       0.04%+(B)
Net assets, end of
period (000's)              $3,133         $2,152
Ratio of expenses to
average net assets            3.03%          8.15%(A)
Ratio of expenses to
average net assets
after expense
reductions                    0.88%          0.90%(A)
Ratio of net
investment income
(loss) to average net
assets                        0.53%          0.14%(A)


--   Net investment income has been calculated using the average shares method.
*    Commencement of operations

+    Not Annualized

#    Amount is less than $.01 per share.
(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                           MONEY MARKET FUND(E)
                                                                         --------------------------------------------------------
                                                                                         YEARS ENDED DECEMBER 31,
                                                                         --------------------------------------------------------
                                                                            2004         2003      2002(D)    2001(C)    2000(C)
                                                                         ----------   ----------   --------   --------   --------
NET ASSETS VALUE AT BEGINNING OF PERIOD                                  $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
----------------------
       Net investment income                                                   0.01         0.01       0.01       0.04       0.06
                                                                         ----------   ----------   --------   --------   --------
       Total from investment operations                                        0.01         0.01       0.01       0.04       0.06
                                                                         ----------   ----------   --------   --------   --------
Less distributions:
----------------------
       Distribution from net investment income                                (0.01)       (0.01)     (0.01)     (0.04)     (0.06)
                                                                         ----------   ----------   --------   --------   --------
       Total distributions                                                    (0.01)       (0.01)     (0.01)     (0.04)     (0.06)
                                                                         ----------   ----------   --------   --------   --------
NET ASSETS VALUE AT END OF PERIOD                                        $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
                                                                         ==========   ==========   ========   ========   ========
       TOTAL INVESTMENT RETURN(B)                                              1.09%        0.95%      1.48%      3.93%     6.29%(A)
Ratios/supplemental data:
----------------------
       Ratio of operating expense to average net assets                        0.33%        0.31%      0.32%      0.32%      0.29%
       Ratio of net investment income to average net assets                    1.05%        0.95%      1.46%      3.72%      6.05%
       Portfolio turnover rate                                                  n/a          n/a        n/a        n/a        n/a
Net assets, end of period (000s omitted)                                   $472,071     $681,633   $918,116   $745,516   $496,853

(A) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(D) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.
(E) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Money Market Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Money Market Trust B pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          SMALL CAP INDEX TRUST--
                         ------------------------------------------------------------------------------------------
                                                SERIES I                                      SERIES II
                         -------------------------------------------------------   --------------------------------
                                                                                      YEARS ENDED
                                 YEARS ENDED DECEMBER 31,            05/01/2000*      DECEMBER 31,      01/28/2002*
                         -----------------------------------------       TO        ------------------       TO
                           2004       2003       2002       2001     12/31/2000      2004      2003     12/31/2002
                         --------   --------   --------   --------   -----------   --------   -------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  12.80   $   8.78   $  11.28   $  11.29    $  12.50     $  12.76   $  8.78     $ 11.07
Net investment income
(loss)                       0.09       0.06       0.10       0.20        0.46         0.07      0.04        0.07
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 2.12       3.96      (2.52)     (0.03)      (1.26)        2.11      3.94       (2.28)
                         --------   --------   --------   --------    --------     --------   -------     -------

Total from investment
operations                   2.21       4.02      (2.42)      0.17       (0.80)        2.18      3.98       (2.21)
                         --------   --------   --------   --------    --------     --------   -------     -------

Dividends from net
investment income           (0.04)         -      (0.08)     (0.18)      (0.41)       (0.03)        -       (0.08)
Distributions from
capital gains                   -          -          -          -           -            -         -           -
                         --------   --------   --------   --------    --------     --------   -------     -------

Total distributions         (0.04)         -      (0.08)     (0.18)      (0.41)       (0.03)        -       (0.08)
                         --------   --------   --------   --------    --------     --------   -------     -------

NET ASSET VALUE, END
OF PERIOD                $  14.97   $  12.80   $   8.78   $  11.28    $  11.29     $  14.91   $ 12.76     $  8.78
                         ========   ========   ========   ========    ========     ========   =======     =======

       TOTAL RETURN         17.33%     45.79%    (21.47%)     1.50%      (6.38%)+     17.13%    45.33%     (19.95%)+
Net assets, end of
 period (000's)          $179,369   $136,719    $59,161    $50,280     $34,825      $53,902   $38,350      $9,714
Ratio of expenses to
average net assets           0.57%      0.58%      0.59%      0.60%       0.65%(A)     0.77%     0.78%       0.79%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.57%      0.58%      0.59%      0.60%       0.60%(A)     0.77%     0.78%       0.79%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.69%      0.61%      1.05%      1.87%       5.63%(A)     0.49%     0.39%       0.87%(A)
Portfolio turnover
rate++                         26%        36%        57%        32%          1%          26%       36%         57%

                         SMALL CAP INDEX TRUST--
                        --------------------------
                                SERIES III
                        --------------------------

                         YEAR ENDED    09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD        $12.80        $11.77
Net investment income
(loss)                       0.08          0.01
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 2.08          1.02
                           ------        ------
Total from investment
operations                   2.16          1.03
                           ------        ------
Dividends from net
investment income           (0.05)            -
Distributions from
capital gains                   -             -
                           ------        ------
Total distributions         (0.05)            -
                           ------        ------
NET ASSET VALUE, END
OF PERIOD                  $14.91        $12.80
                           ======        ======
       TOTAL RETURN         16.94%(B)      8.75%+(B)
Net assets, end of
 period (000's)            $1,007            $6
Ratio of expenses to
average net assets           2.42%        16.49%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.92%         0.93%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.63%         0.18%(A)
Portfolio turnover
rate++                         26%           36%

--------------------------------------------------------------------------------

                                                           MID CAP INDEX TRUST--
                         ------------------------------------------------------------------------------------------
                                                SERIES I                                      SERIES II
                         -------------------------------------------------------   --------------------------------
                                                                                      YEARS ENDED
                                 YEARS ENDED DECEMBER 31,            05/01/2000*      DECEMBER 31,      01/28/2002*
                         -----------------------------------------       TO        ------------------       TO
                           2004       2003       2002       2001     12/31/2000      2004      2003     12/31/2002
                         --------   --------   --------   --------   -----------   --------   -------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  14.56   $  10.82   $  12.82   $  13.11    $  12.50     $  14.52   $ 10.81     $ 12.80
Net investment income
(loss)                       0.09       0.08       0.07       0.11        0.10         0.06      0.05        0.05
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 2.21       3.66      (2.01)     (0.32)       0.77         2.21      3.66       (1.98)
                         --------   --------   --------   --------    --------     --------   -------     -------

Total from investment
operations                   2.30       3.74      (1.94)     (0.21)       0.87         2.27      3.71       (1.93)
                         --------   --------   --------   --------    --------     --------   -------     -------

Dividends from net
investment income           (0.06)         -      (0.06)     (0.08)      (0.08)       (0.05)        -       (0.06)
Distributions from
capital gains               (0.02)         -          -          -       (0.18)       (0.02)        -           -
                         --------   --------   --------   --------    --------     --------   -------     -------

Total distributions         (0.08)         -      (0.06)     (0.08)      (0.26)       (0.07)        -       (0.06)
                         --------   --------   --------   --------    --------     --------   -------     -------

NET ASSET VALUE, END
OF PERIOD                $  16.78   $  14.56   $  10.82   $  12.82    $  13.11     $  16.72   $ 14.52     $ 10.81
                         ========   ========   ========   ========    ========     ========   =======     =======

       TOTAL RETURN         15.83%     34.57%    (15.16%)    (1.73%)      7.15%+(B)    15.65%   34.32%     (15.07%)+
Net assets, end of
 period (000's)          $187,242   $145,255    $87,282    $58,197     $32,007      $59,204   $42,657     $12,810
Ratio of expenses to
average net assets           0.57%      0.58%      0.58%      0.60%       0.69%(A)     0.77%     0.78%       0.78%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.57%      0.58%      0.58%      0.60%       0.60%(A)     0.77%     0.78%       0.78%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.63%      0.62%      0.58%      0.85%       1.17%(A)     0.43%     0.42%       0.42%(A)
Portfolio turnover
rate++                         16%         8%        20%        19%         49%          16%        8%         20%

                          MID CAP INDEX TRUST--
                        --------------------------
                                SERIES III
                        --------------------------

                         YEAR ENDED    09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD        $14.56        $13.31
Net investment income
(loss)                       0.04          0.04
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 2.23          1.21
                           ------        ------
Total from investment
operations                   2.27          1.25
                           ------        ------
Dividends from net
investment income           (0.07)            -
Distributions from
capital gains               (0.02)            -
                           ------        ------
Total distributions         (0.09)            -
                           ------        ------
NET ASSET VALUE, END
OF PERIOD                  $16.74        $14.56
                           ======        ======
       TOTAL RETURN         15.66%(B)      9.39%+(B)
Net assets, end of
 period (000's)              $851            $-##
Ratio of expenses to
average net assets           1.67%       128.76%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.92%         0.93%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.29%         0.88%(A)
Portfolio turnover
rate++                         16%            8%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
##   Amount is less than $1,000
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                               TOTAL STOCK MARKET INDEX TRUST--
                         ----------------------------------------------------------------------------
                                                SERIES I                               SERIES II
                         -------------------------------------------------------   ------------------
                                                                                      YEARS ENDED
                                 YEARS ENDED DECEMBER 31,            05/01/2000*      DECEMBER 31,
                         -----------------------------------------       TO        ------------------
                           2004       2003       2002       2001     12/31/2000      2004      2003
                         --------   --------   --------   --------   -----------   --------   -------
NET ASSET VALUE,
BEGINNING OF PERIOD      $   9.96   $   7.63   $   9.79   $  11.14    $  12.50     $   9.93   $  7.62
Net investment income
(loss)                       0.13       0.09       0.08       0.09        0.08         0.11      0.07
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 1.03       2.24      (2.16)     (1.36)      (1.33)        1.04      2.24
                         --------   --------   --------   --------    --------     --------   -------

Total from investment
operations                   1.16       2.33      (2.08)     (1.27)      (1.25)        1.15      2.31
                         --------   --------   --------   --------    --------     --------   -------

Dividends from net
investment income           (0.06)         -      (0.08)     (0.08)      (0.06)       (0.06)        -
Distributions from
capital gains                   -          -          -          -       (0.05)           -         -
                         --------   --------   --------   --------    --------     --------   -------

Total distributions         (0.06)         -      (0.08)     (0.08)      (0.11)       (0.06)        -
                         --------   --------   --------   --------    --------     --------   -------

NET ASSET VALUE, END
OF PERIOD                $  11.06   $   9.96   $   7.63   $   9.79    $  11.14     $  11.02   $  9.93
                         ========   ========   ========   ========    ========     ========   =======

       TOTAL RETURN         11.74%     30.54%    (21.29%)   (11.41%)    (11.41%)+(B)    11.60%   30.31%
Net assets, end of
 period (000's)          $175,498   $133,964    $59,970    $73,657     $56,390      $36,948   $29,972
Ratio of expenses to
average net assets           0.57%      0.58%      0.59%      0.59%       0.62%(A)     0.77%     0.78%
Ratio of expenses to
average net assets
after expense
reductions                   0.57%      0.58%      0.59%      0.59%       0.60%(A)     0.77%     0.78%
Ratio of net
investment income
(loss) to average net
assets                       1.30%      1.05%      0.96%      0.93%       0.93%(A)     1.08%     0.86%
Portfolio turnover
rate++                          5%         6%         4%         5%         16%           5%        6%

                            TOTAL STOCK MARKET INDEX TRUST--
                        ----------------------------------------
                         SERIES II            SERIES III
                        -----------   --------------------------

                        01/28/2002*    YEAR ENDED    09/05/2003*
                            TO        DECEMBER 31,       TO
                        12/31/2002        2004       12/31/2003
                        -----------   ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD       $  9.67        $ 9.96        $ 9.17
Net investment income
(loss)                       0.07          0.14          0.03
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                (2.04)         1.00          0.76
                          -------        ------        ------
Total from investment
operations                  (1.97)         1.14          0.79
                          -------        ------        ------
Dividends from net
investment income           (0.08)        (0.07)            -
Distributions from
capital gains                   -             -             -
                          -------        ------        ------
Total distributions         (0.08)        (0.07)            -
                          -------        ------        ------
NET ASSET VALUE, END
OF PERIOD                 $  7.62        $11.03        $ 9.96
                          =======        ======        ======
       TOTAL RETURN        (20.36%)+      11.55%(B)      8.62%+(B)
Net assets, end of
 period (000's)            $6,163           $25            $1
Ratio of expenses to
average net assets           0.79%(A)     14.20%       122.81%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.79%(A)      0.92%         0.93%(A)
Ratio of net
investment income
(loss) to average net
assets                       0.98%(A)      1.41%         0.96%(A)
Portfolio turnover
rate++                          4%            5%            6%

--------------------------------------------------------------------------------

                                                             500 INDEX TRUST--
                         ------------------------------------------------------------------------------------------
                                                SERIES I                                      SERIES II
                         -------------------------------------------------------   --------------------------------
                                                                                      YEARS ENDED
                                 YEARS ENDED DECEMBER 31,            05/01/2000*      DECEMBER 31,      01/28/2002*
                         -----------------------------------------       TO        ------------------       TO
                           2004       2003       2002       2001     12/31/2000      2004      2003     12/31/2002
                         --------   --------   --------   --------   -----------   --------   -------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD      $   9.63   $   7.60   $   9.81   $  11.28    $  12.50     $   9.59   $  7.59     $  9.68
Net investment income
(loss)                       0.14       0.10       0.09       0.09        0.09         0.13      0.09        0.08
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 0.84       2.01      (2.30)     (1.48)      (1.29)        0.82      1.99       (2.17)
                         --------   --------   --------   --------    --------     --------   -------     -------

Total from investment
operations                   0.98       2.11      (2.21)     (1.39)      (1.20)        0.95      2.08       (2.09)
                         --------   --------   --------   --------    --------     --------   -------     -------

Dividends from net
investment income           (0.09)     (0.08)         -#     (0.08)      (0.02)       (0.08)    (0.08)          -#
Distributions from
capital gains                   -          -          -          -           -            -         -           -
                         --------   --------   --------   --------    --------     --------   -------     -------

Total distributions         (0.09)     (0.08)         -#     (0.08)      (0.02)       (0.08)    (0.08)          -#
                         --------   --------   --------   --------    --------     --------   -------     -------

NET ASSET VALUE, END
OF PERIOD                $  10.52   $   9.63   $   7.60   $   9.81    $  11.28     $  10.46   $  9.59     $  7.59
                         ========   ========   ========   ========    ========     ========   =======     =======

       TOTAL RETURN         10.26%     28.01%    (22.53%)   (12.37%)     (9.57%)+     10.00%    27.76%     (21.59%)+
Net assets, end of
 period (000's)          $1,114,876 $980,366   $678,414   $772,559    $680,264     $145,790   $115,826    $38,267
Ratio of expenses to
average net assets           0.56%      0.57%      0.57%      0.57%       0.55%(A)     0.76%     0.77%       0.77%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.56%      0.57%      0.57%      0.57%       0.55%(A)     0.76%     0.77%       0.77%(A)
Ratio of net
investment income
(loss) to average net
assets                       1.47%      1.22%      1.05%      0.84%       1.08%(A)     1.29%     1.02%       1.12%(A)
Portfolio turnover
rate++                          4%         1%         6%         1%          6%           4%        1%          6%

                            500 INDEX TRUST--
                        --------------------------
                                SERIES III
                        --------------------------

                         YEAR ENDED    09/05/2003*
                        DECEMBER 31,       TO
                            2004       12/31/2003
                        ------------   -----------
NET ASSET VALUE,
BEGINNING OF PERIOD        $ 9.63        $ 8.87
Net investment income
(loss)                       0.14          0.03
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                 0.82          0.73
                           ------        ------
Total from investment
operations                   0.96          0.76
                           ------        ------
Dividends from net
investment income           (0.10)            -
Distributions from
capital gains                   -             -
                           ------        ------
Total distributions         (0.10)            -
                           ------        ------
NET ASSET VALUE, END
OF PERIOD                  $10.49        $ 9.63
                           ======        ======
       TOTAL RETURN         10.07%(B)      8.57%+(B)
Net assets, end of
 period (000's)            $2,685           $16
Ratio of expenses to
average net assets           2.45%        11.12%(A)
Ratio of expenses to
average net assets
after expense
reductions                   0.91%         0.92%(A)
Ratio of net
investment income
(loss) to average net
assets                       1.46%         1.09%(A)
Portfolio turnover
rate++                          4%            1%

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------


                                              EQUITY INDEX FUND(F)
                            --------------------------------------------------------
                                            YEARS ENDED DECEMBER 31,
                            --------------------------------------------------------
                              2004      2003(E)       2002        2001        2000
                            --------    --------    --------    --------    --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $  14.18    $  11.36    $  14.85    $  17.64    $  20.46
Income from investment
operations:
----------------------------------
       Net investment
       income                   0.27        0.20        0.16        0.19        0.22
       Net realized and
       unrealized gain
       (loss) on
       investment(A)            1.23        3.00       (3.48)      (2.30)      (2.09)
                            --------    --------    --------    --------    --------
       Total from
       investment
       operations               1.50        3.20       (3.32)      (2.11)      (1.87)
                            --------    --------    --------    --------    --------
Less distributions:
----------------------------------
       Distribution from
       net investment
       income                  (0.26)      (0.37)      (0.11)      (0.19)      (0.22)
       Distribution from
       net realized gains
       on investments                                  (0.06)      (0.49)      (0.72)
       Distribution from
       capital paid-in                     (0.01)                              (0.01)
                            --------    --------    --------    --------    --------
       Total distributions     (0.26)      (0.38)      (0.17)      (0.68)      (0.95)
                            --------    --------    --------    --------    --------
NET ASSETS VALUE AT END OF
 PERIOD                     $  15.42    $  14.18    $  11.36    $  14.85    $  17.64
                            ========    ========    ========    ========    ========
       TOTAL INVESTMENT
       RETURN(B)               10.70%      28.42%     (22.31%)    (11.98%)     (9.15%)
Ratios/supplemental data:
----------------------------------
       Ratio of operating
       expense to average
       net assets               0.22%(C)     0.21%(C)     0.23%     0.20%       0.19%
       Ratio of net
       investment income
       to average net
       assets                   1.85%       1.59%       1.39%       1.20%       1.12%
       Portfolio turnover
       rate                    14.37%       4.91%      10.63%      17.61%(D)    34.11%
NET ASSETS END OF PERIOD
 (000S OMITTED)             $841,749    $681,681    $466,258    $538,791    $525,659



(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.


(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


(C) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


(D)  Excludes merger activity.


(E)  Certain amounts in 2003 have been reclassified to permit comparison.


(F) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Equity Index Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the 500 Index Trust B pursuant to an agreement and plan of reorganization.




                                      INTERNATIONAL EQUITY INDEX -- NAV SERIES(G)
                            ----------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                            ----------------------------------------------------------------
                            2004(D)       2003(F)         2002          2001          2000
                            --------      --------      --------      --------      --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $  13.82      $  10.05      $  12.07      $  15.39      $  19.64
Income from investment
operations:
----------------------
       Net investment
       income                   0.31          0.24          0.21          0.22          0.23
       Net realized and
       unrealized gain
       (loss) on
       investment(A)            2.44          3.91         (2.02)        (3.32)        (3.64)
                            --------      --------      --------      --------      --------
       Total from
       investment
       operations               2.75          4.15         (1.81)        (3.10)        (3.41)
                            --------      --------      --------      --------      --------
Less distributions
-------------------
       Distribution from
       net investment
       income                  (0.32)        (0.34)        (0.21)        (0.17)        (0.18)
       Distribution from
       net realized gains
       on investments                                                                  (0.59)
       Distribution from
       capital paid-in                       (0.04)                      (0.05)        (0.07)
                            --------      --------      --------      --------      --------
       Total distributions     (0.32)        (0.38)        (0.21)        (0.22)        (0.84)
                            --------      --------      --------      --------      --------
NET ASSETS VALUE AT END OF
PERIOD                      $  16.25      $  13.82      $  10.05      $  12.07      $  15.39
                            ========      ========      ========      ========      ========
       TOTAL INVESTMENT
       RETURN(B)               20.24%        41.99%       (15.18%)      (20.30%)      (17.42%)
Ratios/supplemental data
-------------------
       Ratio of Operating
       Expense to Average
       Net Assets               0.30%(C)(E)     0.27%(C)     0.28%(C)     0.27%(C)      0.28%(C)
       Ratio of net
       investment income
       to average net
       assets                   2.13%         2.13%         1.85%         1.66%         1.40%
       Portfolio turnover
       rate                    20.27%        37.90%        17.55%         8.31%        14.86%
Net assets, end of period
(000s omitted)              $199,531      $159,036       $98,917      $122,020      $195,012

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .38%, .42%, .46%, .40%, and .37%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(D) The fund entered into a new sub-advisory agreement with SSgA Funds Management Inc. during the period shown.
(E) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements
(F)  Certain amounts in 2003 have been reclassified to permit comparison.
(G) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the NAV Series of the International Equity Index Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the International Equity Index Trust B pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                            INTERNATIONAL   INTERNATIONAL
                               EQUITY          EQUITY
                              INDEX --        INDEX --
                             SERIES I(H)    SERIES II(H)
                            -------------   -------------
                               PERIOD          PERIOD
                                FROM            FROM
                               MAY 3,          MAY 3,
                                 TO              TO
                            DECEMBER 31,    DECEMBER 31,
                               2004(C)         2004(C)
                            -------------   -------------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD          $  13.89        $  13.89
Income from investment
operations:
----------------------
       Net investment
      income                      0.13            0.12
       Net realized and
      unrealized gain on
      investment(A)               2.41            2.40
                              --------        --------
       Total from
      investment
      operations                  2.54            2.52
                              --------        --------
Less distributions:
-------------------
       Distribution from
      net investment
      income                     (0.10)          (0.10)
                              --------        --------
       Total distributions       (0.10)          (0.10)
                              --------        --------
NET ASSETS VALUE AT END OF
PERIOD                        $  16.33        $  16.31
                              ========        ========
       TOTAL INVESTMENT
      RETURN(B)                  18.45%(F)       18.29%(F)
Ratios/supplemental data
-------------------
       Ratio of operating
      expense to average
      net assets                  0.72%(D)(E)       0.91%(D)(E)
       Ratio of net
      investment income
      (loss) to average
      net assets                  1.40%(E)        1.04%(E)
       Portfolio turnover
      rate                       20.27%(F)(G)      20.27%(F)(G)
Net assets, end of period
(000s omitted)                 $77,347         $25,683

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C)  Commencement of investment operations.
(D) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(E)  Annualized.
(F)  Not annualized.
(G)  Excludes merger activity.
(H) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of Series I and Series II of the International Equity Index Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of Series I and Series II of the International Equity Index Trust A Trust pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                 BOND INDEX FUND(G)
                            ------------------------------------------------------------
                                              YEARS ENDED DECEMBER 31,
                            ------------------------------------------------------------
                              2004       2003(E)      2002(E)        2001         2000
                            --------     --------     --------     --------     --------
NET ASSETS VALUE AT
 BEGINNING OF PERIOD        $  10.13     $  10.30     $   9.89     $   9.74     $   9.32
Income from investment
operations:
----------------------------------
       Net investment
       income                   0.46         0.48         0.54         0.57         0.62
       Net realized and
       unrealized gain
       (loss) on
       investment(A)           (0.06)       (0.12)        0.42         0.17         0.43
                            --------     --------     --------     --------     --------
       Total from
       investment
       operations               0.40         0.36         0.96         0.74         1.05
                            --------     --------     --------     --------     --------
Less distributions:
----------------------------------
       Distribution from
       net investment
       income                  (0.46)       (0.45)       (0.53)       (0.58)       (0.63)
       Distribution from
       net realized gains
       on investments          (0.02)       (0.05)       (0.01)       (0.01)
       Capital paid-in              (F)     (0.03)       (0.01)
                            --------     --------     --------     --------     --------
       Total distributions     (0.48)       (0.53)       (0.55)       (0.59)       (0.63)
                            --------     --------     --------     --------     --------
NET ASSETS VALUE AT END OF
 PERIOD                     $  10.05     $  10.13     $  10.30     $   9.89     $   9.74
                            ========     ========     ========     ========     ========
       TOTAL INVESTMENT
       RETURN(B)                4.05%        3.60%        9.95%        7.76%       11.81%
Ratios/supplemental data:
----------------------------------
       Ratio of operating
       expense to average
       net assets               0.25%(C)     0.24%(C)     0.22%(C)     0.24%        0.25%
       Ratio of net
       investment income
       to average net
       assets                   4.56%        4.73%        5.30%        5.77%(D)     6.80%
       Portfolio turnover
       rate                    17.79%       40.22%       57.31%       68.70%       40.46%
NET ASSETS END OF PERIOD
 (000S OMITTED)             $201,935     $215,661     $208,095     $129,358      $64,768

(A) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(B) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(C) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been .27%, .24%, .25%, and 27%, for the years ended December 31, 2004, 2003, 2002, and 2000, respectively.
(D) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the years ended December 31, 2001.
(E) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.
(F)  Amount is less than $0.01.
(G) On April 29, 2005, the Trust acquired all the assets, subject to all the liabilities, of the Bond Index Fund, a series of John Hancock Variable Series Trust I ("JHVST") in exchange for shares of the Bond Index Trust B pursuant to an agreement and plan of reorganization.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  LIFESTYLE AGGRESSIVE 1000 TRUST----
                       ------------------------------------------------------------------------------------------
                                                   SERIES I                                       SERIES II
                       ----------------------------------------------------------------     ---------------------
                                                                                                 YEARS ENDED
                                           YEARS ENDED DECEMBER 31,                             DECEMBER 31,
                       ----------------------------------------------------------------     ---------------------
                         2004         2003         2002         2001           2000           2004         2003
                       --------     --------     --------     --------     ------------     --------     --------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  10.93     $   8.14     $  10.34     $  13.09       $  14.54       $  10.93     $   8.14
Net investment income
(loss)**                   0.04         0.02         0.04         0.04           0.05           0.04         0.02
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.70         2.81        (2.16)       (1.84)         (0.78)          1.70         2.81
                       --------     --------     --------     --------       --------       --------     --------

Total from investment
operations                 1.74         2.83        (2.12)       (1.80)         (0.73)          1.74         2.83
                       --------     --------     --------     --------       --------       --------     --------

Dividends from net
investment income         (0.04)       (0.02)       (0.04)       (0.04)         (0.05)         (0.04)       (0.02)
Distributions from
capital gains             (0.04)           -            -        (0.53)         (0.67)         (0.04)           -
                       --------     --------     --------     --------       --------       --------     --------

Return of capital             -        (0.02)       (0.04)       (0.38)             -              -        (0.02)
Total distributions       (0.08)       (0.04)       (0.08)       (0.95)         (0.72)         (0.08)       (0.04)
                       --------     --------     --------     --------       --------       --------     --------

NET ASSET VALUE, END
OF PERIOD              $  12.59     $  10.93     $   8.14     $  10.34       $  13.09       $  12.59     $  10.93
                       ========     ========     ========     ========       ========       ========     ========

       TOTAL RETURN       16.06%       34.91%(B)   (20.71%)(B)  (13.67%)(B)     (5.11%)(B)     16.06%      34.91%(B)
Net assets, end of
period (000's)         $485,623     $327,927     $185,893     $187,473       $148,693       $293,750     $157,764
Ratio of expenses to
average net assets***     0.072%       0.079%       0.100%       0.100%         0.075%         0.072%       0.079%
Ratio of expenses to
average net assets
after expense
reductions***             0.072%       0.075%       0.075%       0.075%         0.050%         0.072%       0.075%
Ratio of net
investment income
(loss) to average net
assets**                   0.31%        0.23%        0.33%        0.29%          0.33%          0.30%        0.11%
Portfolio turnover
rate++                       57%          53%          90%          82%           104%            57%          53%

                            LIFESTYLE AGGRESSIVE 1000 TRUST----
                       ----------------------------------------------
                        SERIES II                SERIES III
                       ------------     -----------------------------
                                            YEAR
                       01/28/2002*         ENDED         09/05/2003*
                            TO          DECEMBER 31,          TO
                        12/31/2002          2004          12/31/2003
                       ------------     ------------     ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  10.09         $  10.93         $   9.80
Net investment income
(loss)**                     0.04             0.04             0.00
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                (1.91)            1.69             1.13
                         --------         --------         --------
Total from investment
operations                  (1.87)            1.73             1.13
                         --------         --------         --------
Dividends from net
investment income           (0.04)           (0.04)               -
Distributions from
capital gains                   -            (0.04)               -
                         --------         --------         --------
Return of capital           (0.04)               -                -
Total distributions         (0.08)           (0.08)               -
                         --------         --------         --------
NET ASSET VALUE, END
OF PERIOD                $   8.14         $  12.58         $  10.93
                         ========         ========         ========
       TOTAL RETURN        (18.74%)+(B)      15.97%(B)        11.53%+(B)
Net assets, end of
period (000's)            $27,099           $1,917               $7
Ratio of expenses to
average net assets***       0.100%(A)        2.055%          21.500%(A)
Ratio of expenses to
average net assets
after expense
reductions***               0.075%(A)        0.222%           0.225%(A)
Ratio of net
investment income
(loss) to average net
assets**                    (0.05%)(A)        0.12%           (0.13%)(A)
Portfolio turnover
rate++                         90%              57%              53%

--------------------------------------------------------------------------------

                                                     LIFESTYLE GROWTH 820 TRUST----
                       ------------------------------------------------------------------------------------------
                                                   SERIES I                                       SERIES II
                       ----------------------------------------------------------------     ---------------------
                                                                                                 YEARS ENDED
                                           YEARS ENDED DECEMBER 31,                             DECEMBER 31,
                       ----------------------------------------------------------------     ---------------------
                         2004         2003         2002         2001           2000           2004         2003
                       --------     --------     --------     --------     ------------     --------     --------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  11.86     $   9.28     $  11.25     $  13.59       $  15.18       $  11.85     $   9.28
Net investment income
(loss)**                   0.13         0.09         0.14         0.18           0.13           0.13         0.09
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.58         2.61        (1.89)       (1.43)         (0.57)          1.58         2.60
                       --------     --------     --------     --------       --------       --------     --------

Total from investment
operations                 1.71         2.70        (1.75)       (1.25)         (0.44)          1.71         2.69
                       --------     --------     --------     --------       --------       --------     --------

Dividends from net
investment income         (0.13)       (0.09)       (0.14)       (0.18)         (0.13)         (0.13)       (0.09)
Distributions from
capital gains             (0.04)       (0.01)       (0.02)       (0.59)         (1.02)         (0.04)       (0.01)
                       --------     --------     --------     --------       --------       --------     --------

Return of capital             -        (0.02)       (0.06)       (0.32)             -              -        (0.02)
Total distributions       (0.17)       (0.12)       (0.22)       (1.09)         (1.15)         (0.17)       (0.12)
                       --------     --------     --------     --------       --------       --------     --------

NET ASSET VALUE, END
OF PERIOD              $  13.40     $  11.86     $   9.28     $  11.25       $  13.59       $  13.39     $  11.85
                       ========     ========     ========     ========       ========       ========     ========

       TOTAL RETURN       14.57%       29.55%      (15.84%)(B)   (8.97%)(B)     (3.05%)(B)     14.59%       29.44%+(B)
Net assets, end of
period (000's)         $1,729,777   $1,223,950   $765,561     $726,548       $545,106       $2,116,813   $651,730
Ratio of expenses to
average net assets***     0.066%       0.071%       0.090%       0.090%         0.060%         0.066%       0.071%
Ratio of expenses to
average net assets
after expense
reductions***             0.066%       0.071%       0.075%       0.075%         0.050%         0.066%       0.071%
Ratio of net
investment income
(loss) to average net
assets**                   0.98%        0.84%        1.24%        1.33%          0.94%          0.75%        0.53%
Portfolio turnover
rate++                       48%          55%         117%          84%           102%            48%          55%

                               LIFESTYLE GROWTH 820 TRUST----
                       ----------------------------------------------
                        SERIES II                SERIES III
                       ------------     -----------------------------
                                            YEAR
                       01/28/2002*         ENDED         09/05/2003*
                            TO          DECEMBER 31,          TO
                        12/31/2002          2004          12/31/2003
                       ------------     ------------     ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  11.06         $  11.86         $  10.77
Net investment income
(loss)**                     0.14             0.13             0.00
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                (1.70)            1.57             1.09
                         --------         --------         --------
Total from investment
operations                  (1.56)            1.70             1.09
                         --------         --------         --------
Dividends from net
investment income           (0.14)           (0.13)               -
Distributions from
capital gains               (0.02)           (0.04)               -
                         --------         --------         --------
Return of capital           (0.06)               -                -
Total distributions         (0.22)           (0.17)               -
                         --------         --------         --------
NET ASSET VALUE, END
OF PERIOD                $   9.28         $  13.39         $  11.86
                         ========         ========         ========
       TOTAL RETURN        (14.40%)+(B)      14.49%(B)        10.12%+(B)
Net assets, end of
period (000's)           $120,949           $4,895              $15
Ratio of expenses to
average net assets***       0.090%(A)        0.999%          19.950%(A)
Ratio of expenses to
average net assets
after expense
reductions***               0.075%(A)        0.216%           0.221%(A)
Ratio of net
investment income
(loss) to average net
assets**                    (0.01%)(A)        0.06%           (0.14%)(A)
Portfolio turnover
rate++                        117%              48%              55%

---- Net investment income has been calculated using the SEC method.
*    Commencement of operations
** Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*** Does not include expenses of the investment companies in which the Portfolio invests.
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                    LIFESTYLE BALANCED 640 TRUST----
                       ------------------------------------------------------------------------------------------
                                                   SERIES I                                       SERIES II
                       ----------------------------------------------------------------     ---------------------
                                                                                                 YEARS ENDED
                                           YEARS ENDED DECEMBER 31,                             DECEMBER 31,
                       ----------------------------------------------------------------     ---------------------
                         2004         2003         2002         2001           2000           2004         2003
                       --------     --------     --------     --------     ------------     --------     --------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  12.43     $  10.30     $  11.82     $  13.53       $  14.24       $  12.43     $  10.30
Net investment income
(loss)**                   0.24         0.19         0.29         0.35           0.26           0.24         0.19
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.40         2.22        (1.43)       (1.02)          0.06           1.39         2.22
                       --------     --------     --------     --------       --------       --------     --------

Total from investment
operations                 1.64         2.41        (1.14)       (0.67)          0.32           1.63         2.41
                       --------     --------     --------     --------       --------       --------     --------

Dividends from net
investment income         (0.24)       (0.19)       (0.29)       (0.35)         (0.26)         (0.24)       (0.19)
Distributions from
capital gains             (0.04)       (0.05)       (0.04)       (0.69)         (0.77)         (0.04)       (0.05)
                       --------     --------     --------     --------       --------       --------     --------

Return of capital             -        (0.04)       (0.05)           -              -              -        (0.04)
Total distributions       (0.28)       (0.28)       (0.38)       (1.04)         (1.03)         (0.28)       (0.28)
                       --------     --------     --------     --------       --------       --------     --------

NET ASSET VALUE, END
OF PERIOD              $  13.79     $  12.43     $  10.30     $  11.82       $  13.53       $  13.78     $  12.43
                       ========     ========     ========     ========       ========       ========     ========

       TOTAL RETURN       13.49%       23.97%       (9.95%)(B)    (4.71%)(B)     2.45%(B)       13.41%      23.97%(B)
Net assets, end of
period (000's)         $1,845,956   $1,330,925   $859,857     $745,215       $545,718       $2,100,550   $740,011
Ratio of expenses to
average net assets***     0.066%       0.070%       0.090%       0.090%         0.060%         0.066%       0.070%
Ratio of expenses to
average net assets
after expense
reductions***             0.066%       0.070%       0.075%       0.075%         0.050%         0.066%       0.070%
Ratio of net
investment income
(loss) to average net
assets**                   1.75%        1.59%        2.48%        2.47%          1.87%          1.39%        1.11%
Portfolio turnover
rate++                       51%          55%         114%          71%            85%            51%          55%

                              LIFESTYLE BALANCED 640 TRUST----
                       ----------------------------------------------
                        SERIES II                SERIES III
                       ------------     -----------------------------
                                            YEAR
                       01/28/2002*         ENDED         09/05/2003*
                            TO          DECEMBER 31,          TO
                        12/31/2002          2004          12/31/2003
                       ------------     ------------     ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  11.72         $  12.43         $  11.45
Net investment income
(loss)**                     0.29             0.24                -
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                (1.33)            1.39             0.98
                         --------         --------         --------
Total from investment
operations                  (1.04)            1.63             0.98
                         --------         --------         --------
Dividends from net
investment income           (0.29)           (0.24)               -
Distributions from
capital gains               (0.04)           (0.04)               -
                         --------         --------         --------
Return of capital           (0.05)               -                -
Total distributions         (0.38)           (0.28)               -
                         --------         --------         --------
NET ASSET VALUE, END
OF PERIOD                $  10.30         $  13.78         $  12.43
                         ========         ========         ========
       TOTAL RETURN         (9.18%)+(B)      13.41%(B)         8.56%+(B)
Net assets, end of
period (000's)           $164,273           $6,038              $46
Ratio of expenses to
average net assets***       0.090%(A)        1.376%           8.350%(A)
Ratio of expenses to
average net assets
after expense
reductions***               0.075%(A)        0.216%           0.220%(A)
Ratio of net
investment income
(loss) to average net
assets**                     0.07%(A)         0.24%           (0.22%)(A)
Portfolio turnover
rate++                        114%              51%              55%

--------------------------------------------------------------------------------

                                                    LIFESTYLE MODERATE 460 TRUST----
                       ------------------------------------------------------------------------------------------
                                                   SERIES I                                       SERIES II
                       ----------------------------------------------------------------     ---------------------
                                                                                                 YEARS ENDED
                                           YEARS ENDED DECEMBER 31,                             DECEMBER 31,
                       ----------------------------------------------------------------     ---------------------
                         2004         2003         2002         2001           2000           2004         2003
                       --------     --------     --------     --------     ------------     --------     --------
NET ASSET VALUE,
BEGINNING OF PERIOD    $  12.79     $  11.22     $  12.11     $  13.01       $  14.13       $  12.79     $  11.22
Net investment income
(loss)**                   0.31         0.27         0.40         0.45           0.58           0.31         0.27
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions               1.07         1.67        (0.88)       (0.61)         (0.07)          1.07         1.67
                       --------     --------     --------     --------       --------       --------     --------

Total from investment
operations                 1.38         1.94        (0.48)       (0.16)          0.51           1.38         1.94
                       --------     --------     --------     --------       --------       --------     --------

Dividends from net
investment income         (0.31)       (0.27)       (0.40)       (0.45)         (0.58)         (0.31)       (0.27)
Distributions from
capital gains             (0.06)       (0.06)           -        (0.10)         (1.05)         (0.06)       (0.06)
                       --------     --------     --------     --------       --------       --------     --------

Return of capital             -        (0.04)       (0.01)       (0.19)             -              -        (0.04)
Total distributions       (0.37)       (0.37)       (0.41)       (0.74)         (1.63)         (0.37)       (0.37)
                       --------     --------     --------     --------       --------       --------     --------

NET ASSET VALUE, END
OF PERIOD              $  13.80     $  12.79     $  11.22     $  12.11       $  13.01       $  13.80     $  12.79
                       ========     ========     ========     ========       ========       ========     ========

       TOTAL RETURN       11.04%       17.83%       (4.07%)(B)   (1.09%)(B)      4.26%(B)      11.04%       17.83%
Net assets, end of
period (000's)         $581,801     $461,743     $325,608     $245,499       $182,038       $630,966     $285,665
Ratio of expenses to
average net assets***     0.070%       0.075%       0.090%       0.100%         0.075%         0.070%       0.075%
Ratio of expenses to
average net assets
after expense
reductions***             0.070%       0.075%       0.075%       0.075%         0.050%         0.070%       0.075%
Ratio of net
investment income
(loss) to average net
assets**                   2.26%        2.15%        3.17%        3.23%          4.37%          1.90%        1.58%
Portfolio turnover
rate++                       55%          46%         113%          84%            86%            55%          46%

                              LIFESTYLE MODERATE 460 TRUST----
                       ----------------------------------------------
                        SERIES II                SERIES III
                       ------------     -----------------------------
                                            YEAR
                       01/28/2002*         ENDED         09/05/2003*
                            TO          DECEMBER 31,          TO
                        12/31/2002          2004          12/31/2003
                       ------------     ------------     ------------
NET ASSET VALUE,
BEGINNING OF PERIOD      $  12.07         $  12.79         $  11.98
Net investment income
(loss)**                     0.40             0.31                -
Net realized and
unrealized gain
(loss) on investments
and foreign currency
transactions                (0.84)            1.05             0.81
                         --------         --------         --------
Total from investment
operations                  (0.44)            1.36             0.81
                         --------         --------         --------
Dividends from net
investment income           (0.40)           (0.31)               -
Distributions from
capital gains                   -            (0.06)               -
                         --------         --------         --------
Return of capital           (0.01)               -                -
Total distributions         (0.41)           (0.37)               -
                         --------         --------         --------
NET ASSET VALUE, END
OF PERIOD                $  11.22         $  13.78         $  12.79
                         ========         ========         ========
       TOTAL RETURN         (3.77%)+(B)      10.88%(B)         6.76%+(B)
Net assets, end of
period (000's)            $74,241           $1,578               $3
Ratio of expenses to
average net assets***       0.090%(A)        0.864%          44.710%(A)
Ratio of expenses to
average net assets
after expense
reductions***               0.075%(A)        0.220%           0.225%(A)
Ratio of net
investment income
(loss) to average net
assets**                     0.19%(A)        (0.12%)          (0.14%)(A)
Portfolio turnover
rate++                        113%              55%              46%

---- Net investment income has been calculated using the SEC method.
*    Commencement of operations
** Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*** Does not include expenses of the investment companies in which the Portfolio invests.
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
(A)  Annualized
(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                   LIFESTYLE CONSERVATIVE 280 TRUST----
                                    -------------------------------------------------------------------
                                                                 SERIES I
                                    -------------------------------------------------------------------

                                                         YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------
                                      2004          2003          2002          2001           2000
                                    --------      --------      --------      --------     ------------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $  13.64      $  12.72      $  12.94      $  13.17       $  13.15
Net investment income (loss)**          0.42          0.38          0.39          0.55           0.51
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                   0.71          1.03         (0.16)        (0.14)          0.41
                                    --------      --------      --------      --------       --------

Total from investment operations        1.13          1.41          0.23          0.41           0.92
                                    --------      --------      --------      --------       --------

Dividends from net investment
income                                 (0.42)        (0.39)        (0.39)        (0.55)         (0.51)
Distributions from capital gains       (0.15)        (0.10)        (0.04)        (0.09)         (0.39)
Return of capital                          -             -         (0.02)            -              -
                                    --------      --------      --------      --------       --------

Total distributions                    (0.57)        (0.49)        (0.45)        (0.64)         (0.90)
                                    --------      --------      --------      --------       --------

NET ASSET VALUE, END OF PERIOD      $  14.20      $  13.64      $  12.72      $  12.94       $  13.17
                                    ========      ========      ========      ========       ========

       TOTAL RETURN                     8.59%        11.47%(B)      1.80%(B)      3.30%(B)       7.62%(B)
Net assets end of period (000's)    $372,748      $299,278      $250,656      $174,041       $105,627
Ratio of expenses to average net
assets***                              0.073%        0.079%        0.090%        0.100%         0.080%
Ratio of expenses to average net
assets after expense reductions***     0.073%        0.075%        0.075%        0.075%         0.050%
Ratio of net investment income
(loss) to average net assets**          2.80%         2.89%         2.62%         3.82%          4.00%
Portfolio turnover rate++                 44%           40%           69%           38%            53%

                                                        LIFESTYLE CONSERVATIVE 280 TRUST----
                                    ----------------------------------------------------------------------------
                                                   SERIES II                                SERIES III
                                    ----------------------------------------      ------------------------------
                                         YEARS ENDED                                  YEAR
                                         DECEMBER 31,           01/28/2002*          ENDED          09/05/2003*
                                    ----------------------           TO           DECEMBER 31,           TO
                                      2004          2003         12/31/2002           2004           12/31/2003
                                    --------      --------      ------------      ------------      ------------
NET ASSET VALUE, BEGINNING OF
PERIOD                              $  13.64      $  12.72        $  12.93          $  13.64          $  12.95
Net investment income (loss)**          0.42          0.38            0.39              0.42                 -
Net realized and unrealized gain
(loss) on investments and foreign
currency transactions                   0.70          1.03           (0.15)             0.70              0.69
                                    --------      --------        --------          --------          --------
Total from investment operations        1.12          1.41            0.24              1.12              0.69
                                    --------      --------        --------          --------          --------
Dividends from net investment
income                                 (0.42)        (0.39)          (0.39)            (0.42)                -
Distributions from capital gains       (0.15)        (0.10)          (0.04)            (0.15)                -
Return of capital                          -             -           (0.02)                -                 -
                                    --------      --------        --------          --------          --------
Total distributions                    (0.57)        (0.49)          (0.45)            (0.57)                -
                                    --------      --------        --------          --------          --------
NET ASSET VALUE, END OF PERIOD      $  14.19      $  13.64        $  12.72          $  14.19          $  13.64
                                    ========      ========        ========          ========          ========
       TOTAL RETURN                     8.51%        11.46%(B)        1.83%+(B)         8.51%(B)          5.33%+(B)
Net assets end of period (000's)    $285,612      $153,654         $47,697            $2,432              $101
Ratio of expenses to average net
assets***                              0.073%        0.079%          0.090%(A)         2.226%            8.730%(A)
Ratio of expenses to average net
assets after expense reductions***     0.073%        0.075%          0.075%(A)         0.223%            0.225%(A)
Ratio of net investment income
(loss) to average net assets**          2.50%         2.21%           0.25%(A)          1.25%            (0.22%)(A)
Portfolio turnover rate++                 44%           40%             69%               44%               40%



---- Net investment income has been calculated using the SEC method.

*    Commencement of operations
** Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*** Does not include expenses of the investment companies in which the Portfolio invests.
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized

(A)  Annualized

(B) The total return would have been lower, had operating expenses not been reduced.

JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                  AMERICAN GROWTH TRUST----
                                                            ---------------------------------------------------------------------
                                                                        SERIES I                            SERIES II
                                                            ---------------------------------   ---------------------------------
                                                              YEAR ENDED        07/09/2003*       YEAR ENDED        05/05/2003*
                                                             DECEMBER 31,           TO           DECEMBER 31,           TO
                                                                 2004           12/31/2003           2004           12/31/2003
                                                            ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.42          $  13.94          $  15.41          $  12.50
Net investment income (loss)**                                    (0.01)                -#            (0.04)                -#
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  1.88              1.48              1.88              2.91
                                                               --------          --------          --------          --------

Total from investment operations                                   1.87              1.48              1.84              2.91
                                                               --------          --------          --------          --------

Dividends from net investment income                                  -                 -                 -                 -
Distributions from capital gains                                  (0.01)                -             (0.01)                -
Return of capital                                                     -                 -                 -                 -
                                                               --------          --------          --------          --------

Total distributions                                               (0.01)                -             (0.01)                -
                                                               --------          --------          --------          --------

NET ASSET VALUE, END OF PERIOD                                 $  17.28          $  15.42          $  17.24          $  15.41
                                                               ========          ========          ========          ========

       TOTAL RETURN                                               12.10%            10.62%+           11.91%            23.28%+
Net assets end of period (000's)                                $16,769            $3,389          $707,695          $269,774
Ratio of expenses to average net assets***                         0.37%             0.38%(A)          0.52%             0.53%(A)
Ratio of expenses to average net assets after expense
reductions***                                                      0.37%             0.38%(A)          0.52%             0.53%(A)
Ratio of net investment income (loss) to average net
assets**                                                          (0.12%)            0.04%(A)         (0.30%)           (0.23%)(A)
Portfolio turnover rate++                                             1%                1%                1%                1%

--------------------------------------------------------------------------------

                                                                              AMERICAN INTERNATIONAL TRUST----
                                                            ---------------------------------------------------------------------
                                                                        SERIES I                            SERIES II
                                                            ---------------------------------   ---------------------------------
                                                              YEAR ENDED        07/09/2003*       YEAR ENDED        05/05/2003*
                                                             DECEMBER 31,           TO           DECEMBER 31,           TO
                                                                 2004           12/31/2003           2004           12/31/2003
                                                            ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  16.68          $  13.78          $  16.66          $  12.50
Net investment income (loss)**                                     0.13              0.16              0.11              0.14
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  2.97              2.74              2.96              4.02
                                                               --------          --------          --------          --------

Total from investment operations                                   3.10              2.90              3.07              4.16
                                                               --------          --------          --------          --------

Dividends from net investment income                              (0.12)                -             (0.10)                -
Distributions from capital gains                                  (0.29)                -             (0.29)                -
Return of capital                                                     -                 -                 -                 -
                                                               --------          --------          --------          --------

Total distributions                                               (0.41)                -             (0.39)                -
                                                               --------          --------          --------          --------

NET ASSET VALUE, END OF PERIOD                                 $  19.37          $  16.68          $  19.34          $  16.66
                                                               ========          ========          ========          ========

       TOTAL RETURN                                               18.88%            21.04%+           18.74%            33.28%+
Net assets end of period (000's)                                $10,116            $2,590          $306,595          $178,069
Ratio of expenses to average net assets***                         0.38%             0.39%(A)          0.53%             0.54%(A)
Ratio of expenses to average net assets after expense
reductions***                                                      0.38%             0.39%(A)          0.53%             0.54%(A)
Ratio of net investment income (loss) to average net
assets**                                                           1.57%             3.34%(A)          1.07%             2.01%(A)
Portfolio turnover rate++                                            65%               22%               65%               22%

---- Net investment income has been calculated using the SEC method.
*    Commencement of operations
** Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*** Does not include expenses of the investment companies in which the Portfolio invests.
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.

(A)  Annualized




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
JOHN HANCOCK TRUST (FORMERLY, MANUFACTURERS INVESTMENT TRUST)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                       AMERICAN BLUE CHIP INCOME AND GROWTH TRUST----
                                                            ---------------------------------------------------------------------
                                                                        SERIES I                            SERIES II
                                                            ---------------------------------   ---------------------------------
                                                              YEAR ENDED        07/09/2003*       YEAR ENDED        05/05/2003*
                                                             DECEMBER 31,           TO           DECEMBER 31,           TO
                                                                 2004           12/31/2003           2004           12/31/2003
                                                            ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.46          $  13.66          $  15.44          $  12.50

Net investment income (loss)**                                     0.04                 -#             0.01                 -#
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  1.40              1.80              1.40              2.94
                                                               --------          --------          --------          --------
Total from investment operations                                   1.44              1.80              1.41              2.94
                                                               --------          --------          --------          --------
Dividends from net investment income                                  -                 -                 -                 -
Distributions from capital gains                                      -                 -                 -                 -
Return of capital                                                     -                 -                 -                 -
                                                               --------          --------          --------          --------
Total distributions                                                   -                 -                 -                 -
                                                               --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD                                 $  16.90          $  15.46          $  16.85          $  15.44
                                                               ========          ========          ========          ========
       TOTAL RETURN                                                9.31%            13.18%+            9.13%            23.52%+
Net assets end of period (000's)                                 $3,154            $1,282          $180,058          $180,792
Ratio of expenses to average net assets***                         0.39%             0.39%(A)          0.54%             0.54%(A)
Ratio of expenses to average net assets after expense
reductions***                                                      0.39%             0.39%(A)          0.54%             0.54%(A)
Ratio of net investment income (loss) to average net
assets**                                                           0.29%            (0.39%)(A)         0.05%            (0.54%)(A)
Portfolio turnover rate++                                            54%                -##              54%                -##

--------------------------------------------------------------------------------

                                                                              AMERICAN GROWTH-INCOME TRUST----
                                                            ---------------------------------------------------------------------
                                                                        SERIES I                            SERIES II
                                                            ---------------------------------   ---------------------------------
                                                              YEAR ENDED        07/09/2003*       YEAR ENDED        05/05/2003*
                                                             DECEMBER 31,           TO           DECEMBER 31,           TO
                                                                 2004           12/31/2003           2004           12/31/2003
                                                            ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.55          $  13.78          $  15.53          $  12.50
Net investment income (loss)**                                     0.05              0.10              0.04              0.09
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                  1.49              1.67              1.48              2.94
                                                               --------          --------          --------          --------

Total from investment operations                                   1.54              1.77              1.52              3.03
                                                               --------          --------          --------          --------

Dividends from net investment income                              (0.07)                -             (0.06)                -
Distributions from capital gains                                  (0.02)                -             (0.02)                -
Return of capital                                                     -                 -                 -                 -
                                                               --------          --------          --------          --------

Total distributions                                               (0.09)                -             (0.08)                -
                                                               --------          --------          --------          --------

NET ASSET VALUE, END OF PERIOD                                 $  17.00          $  15.55          $  16.97          $  15.53
                                                               ========          ========          ========          ========

       TOTAL RETURN                                                9.96%            12.84%+            9.83%            24.24%+
Net assets end of period (000's)                                 $8,992            $1,223          $557,999          $182,259
Ratio of expenses to average net assets***                         0.37%             0.38%(A)          0.52%             0.53%(A)
Ratio of expenses to average net assets after expense
reductions***                                                      0.37%             0.38%(A)          0.52%             0.53%(A)
Ratio of net investment income (loss) to average net
assets**                                                           1.01%             3.66%(A)          0.68%             2.08%(A)
Portfolio turnover rate++                                             1%                2%                1%                2%

---- Net investment income has been calculated using the SEC method.
*    Commencement of operations
** Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*** Does not include expenses of the investment companies in which the Portfolio invests.
++ Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.
+    Not Annualized
#    Amount is less than $.01 per share.
##   Amount is less than 1%.
(A)  Annualized



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

ADDITIONAL INFORMATION

     Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

     Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 601 Congress Street, Boston, MA 02210 or calling the Trust at (800) 344-1029.

Shareholder inquiries should also be directed to this address and phone number. In addition, the Trust's annual and semi-annual reports and Statement of Additional Information are available without charge through the following website: www.johnhancockannuities.com

     Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.

       The Trust's Investment Company and 1933 Act File Numbers are 811-4146 and
                                                                         2-94157
                                                                   MIT.PRO5/2005

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